                                           ------------------------------------
                                           OMB APPROVAL
                                           OMB Number: 3235-0570
                                           Expires: November 30, 2005
                                           Estimated average burden
                                           hours per response. . . . . . . 5.0
                                           ------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-04782

                               HSBC INVESTOR FUNDS
               (Exact name of registrant as specified in charter)

                                3435 STELZER ROAD
                               COLUMBUS, OH 43219
                    (Address of principal executive offices)

                               BISYS FUND SERVICES
                                3435 STELZER ROAD
                               COLUMBUS, OH 43219
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-800-782-8183

                    Date of fiscal year end: October 31, 2003

                   Date of reporting period: October 31, 2003

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 'SS' 3507.

Item 1. Reports to Stockholders.

         Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

ANNUAL REPORT

[GRAPHIC]

HSBC INVESTOR
FAMILY OF FUNDS

October 31, 2003

HSBC INVESTOR MONEY MARKET FUND

HSBC INVESTOR U.S. GOVERNMENT
MONEY MARKET FUND

HSBC INVESTOR NEW YORK TAX-FREE
MONEY MARKET FUND

HSBC INVESTOR U.S. TREASURY
MONEY MARKET FUND

HSBC INVESTOR CALIFORNIA TAX-FREE
MONEY MARKET FUND

    HSBC [LOGO]

TABLE OF CONTENTS


HSBC INVESTOR FAMILY OF FUNDS
ANNUAL REPORT - OCTOBER 31, 2003

Glossary of Terms
President's Message.......................................................    1

Commentary From the Investment Manager....................................    2

Portfolio Reviews.........................................................    3

Schedule of Portfolio Investments

        HSBC Investor Money Market Fund...................................    8

        HSBC Investor U.S. Government Money Market Fund...................   10

        HSBC Investor New York Tax-Free Money Market Fund.................   11

        HSBC Investor U.S. Treasury Money Market Fund.....................   14

        HSBC Investor California Tax-Free Money Market Fund...............   15

Statements of Assets and Liabilities......................................   17

Statements of Operations..................................................   18

Statements of Changes in Net Assets.......................................   19

Financial Highlights......................................................   24

Notes to Financial Statements.............................................   29

Independent Auditors' Report..............................................   34

Board of Trustees.........................................................   35

Privacy Policy............................................................   36

GLOSSARY OF TERMS


CONSUMER PRICE INDEX (CPI) is the measure of price changes in consumer goods and services such as gasoline food, and automobiles. Sometimes referred to as headline inflation. CPI is one of the frequently used statistics to identify periods of inflation or deflation. It usually has a big impact on stocks the day it is released.

PRODUCER PRICE INDEX (PPI) is a family of indexes that measures the average change over time in selling prices received by domestic producers of goods and services. The PPI measures price change from the perspective of the seller.

GROSS DOMESTIC PRODUCT (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

THE LONDON INTER-BANK OFFER RATE (LIBOR) is the interest rate that the largest international banks charge each other for loans.



                                                   HSBC INVESTOR FAMILY OF FUNDS

PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:

We are pleased to present you with the annual reports for the HSBC Investor Family of Funds for the year ended October 31, 2003. The report contains the following features:

o   Commentary From the Investment Manager
o Portfolio Reviews--investment strategy, performance overview and outlook for the coming months
o Schedules of Portfolio Investments--listing of the security holdings in each Fund
o Statements of Assets and Liabilities--summary of the assets and liabilities of each Fund
o Statements of Operations--summary of operations and its effect on the assets of each Fund
o Statements of Changes in Net Assets--summary of changes in net assets during the period
o Schedules of Capital Stock Activity--summary of capital and share transactions during the period
o Financial Highlights--per share summary of activity affecting net asset value per share
o   Notes to Financial Statements

Finally, we thank you for your continued confidence in us. We look forward to providing you with investment management services to meet your needs now and in the years ahead.

Sincerely,



Walter B. Grimm
Walter B. Grimm
President
December 2003


                                               HSBC INVESTOR FAMILY OF FUNDS   1

COMMENTARY FROM THE INVESTMENT MANAGER

HSBC ASSET MANAGEMENT (AMERICAS) INC.


U.S. ECONOMIC REVIEW

The United States economy struggled during much of the 12-month period ended October 31, 2003, but staged a strong rebound near the end of the period. The Federal Reserve Board (the "Fed") lowered short-term interest rates by 0.5 percentage points in November 2002 in an attempt to stimulate the economy.

The economy continued to be hampered by weak corporate spending, however. The build-up to war with Iraq weighed on business investment, as the uncertainty of the political environment caused business leaders to delay spending initiatives. Corporations cut costs by laying off workers, causing the unemployment rate to reach a nine-year high of 6.4% during the second calendar quarter.

Many economists in June became concerned about the potential for deflation, leading the Fed to cut interest rates again, by 0.25 percentage points. Corporations increased spending late in the year, helping fuel 7.2% annualized GDP1 growth during the three months through September.

Strong consumer spending buttressed the economy during the early part of the period. Rising unemployment was offset by gains in worker productivity, which supported wage growth. Consumers also took advantage of the lowest long-term interest rates in 45 years to refinance mortgages, which freed up cash and supported purchases of large items such as automobiles. Consumer spending dipped during the final months of the period, after interest rates rose and the rate of refinancing slowed.

Corporate profits improved markedly. Corporations cleaned up their balance sheets and lowered interest costs by refinancing the high debt burdens they had taken on during the economic expansion. Lower interest expenses combined with other cost reductions to improve cash flow and earnings for many firms. The dollar weakened versus other currencies during the period, boosting U.S. exports and improving conditions for manufacturing firms. The three months ended in September marked the sixth consecutive quarter of improving corporate profits.


--------------------------------------------------------------------------------
(1) For additional information, please see the Glossary of Terms.


HSBC INVESTOR FAMILY OF FUNDS   2

PORTFOLIO REVIEWS

HSBC INVESTOR MONEY MARKET FUND'D'                 MOODY'S HAS ASSIGNED AN "Aaa"
(CLASS A (INVESTOR) SHARES, B SHARES, C SHARES,    RATING TO THE HSBC INVESTOR
D (PRIVATE INVESTOR) SHARES, I SHARES AND          MONEY MARKET FUND.(3)
Y SHARES)

by Edward Merkle

Senior Portfolio Manager, Managing Director, Fixed Income

The third quarter saw the Fed leave interest rates unchanged as they maintained their split balance of risk assessment, remaining neutral on economic growth but saw risks towards disinflation. They also stated that their policy would remain accommodative for a "considerable period" of time. As our 12-month period drew to a close, the economy received several strong pieces of news during October led by the GDP(4) that came in at a spectacular 7.2% versus 3.3% for the previous quarter. Employment data was strong, we have seen several weeks of jobless claims below 400,000, which is another indicator of a stabilizing job market. After their October meeting, the Fed kept the same comments as in prior months but changed their viewpoint on the job market from weakening to stabilizing further endorsed this.

Trading activity the past year was centered primarily in the purchase of A1+/P1 or A1/P1 commercial paper in the 7 to 90 day range. Additionally, we bought various Variable Rate Notes (VRN) that are indexed to either Prime or LIBOR(4) and offered the Fund incremental yield pick-up over shorter dated paper. When we sought to extend the weighted average maturity of the Fund, we purchased one-year/three- month callable U.S. Agency paper that offered a considerable yield pick-up over one-year certificates of deposits and offered the highest yield available to money market funds.*

Presently, there is a substantial amount of cash looking for a home in the short end of the yield curve and as a result the spreads between one-month LIBOR and 30-day commercial paper and VRNs indexed to one-month LIBOR have dropped by a couple of basis points. However, with the advent of the end of the calendar year rapidly approaching, yields out 60-90 days have backed up several basis points as the interest rate spike at year-end is being priced into consideration. Our strategy going forward is to take advantage of the upcoming interest rate spike and attempt to pick up higher yielding paper into the first quarter of next year. In the longer end, we will actively attempt to increase our exposure in VRNs. Lastly, we will look to add to our one-year/three-month callable U.S. Agency exposure when the yields reach the 1.60% level or higher.*

FUND PERFORMANCE                            AVERAGE ANNUAL TOTAL RETURN       YIELD(2)
----------------                          -------------------------------     ------
                                          INCEPTION       1       SINCE        7-DAY
AS OF OCTOBER 31, 2003                       DATE       YEAR    INCEPTION     AVERAGE
-------------------------------------------------------------------------------------

Class A (Investor) Shares                 11/13/98      0.70%     3.32%        0.42%
Class B Shares**                           4/4/01      -3.71%     0.23%        0.20%
Class C Shares***                          3/23/01     -0.70%     1.06%        0.20%
Class D (Private Investor) Shares          4/1/99       0.85%     3.36%        0.57%
Class I Shares                             1/9/02       1.22%     1.52%        0.95%
Class Y Shares                            11/12/98      1.10%     3.72%        0.82%
Lipper Money Market Funds Average(1)         --         0.47%      N/A          N/A

** Reflects the contingent deferred sales charge maximum of 4.00%. *** Reflects the contingent deferred sales charge maximum of 1.00%.

--------------------------------------------------------------------------------

'D' An investment in the Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AS YIELDS ON MONEY MARKET FUNDS FLUCTUATE DAILY.

* Portfolio composition is subject to change.

(1) The Lipper Money Market Funds Average is an average of managed funds that invest in high-quality financial instruments rated in the top two grades, with dollar-weighted average maturities of less than 90 days. Lipper is an independent mutual fund performance monitor whose results are based on total return. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.

(2) The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

(3) The "Aaa" money market fund rating is historical and reflects the superior quality of the Fund's investments, sound liquidity management, and strong operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody's rating represents an opinion only, not a recommendation to buy or sell.

(4) For additional information, please refer to the Glossary of Terms.


                                               HSBC INVESTOR FAMILY OF FUNDS   3

PORTFOLIO REVIEWS

HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND'D'
(CLASS A (INVESTOR) SHARES, B SHARES, D (PRIVATE INVESTOR) SHARES AND Y SHARES)

by Edward Merkle
Senior Portfolio Manager, Managing Director, Fixed Income

The third quarter saw the Fed leave interest rates unchanged as they maintained their split balance of risk assessment, remaining neutral on economic growth but saw risks towards disinflation. They also stated that their policy would remain accommodative for a "considerable period" of time. As our 12-month period drew to a close, the economy received several strong pieces of news during October led by the GDP(3) that came in at a spectacular 7.2% versus 3.3% for the previous quarter. Employment data was also strong. We have seen several weeks of jobless claims below 400,000, which is another indicator of a stabilizing job market. After their October meeting, the Fed kept the same comments as in prior months but changed their viewpoint of the job market from weakening to stabilizing, which further endorsed this.

Trading activity the past year was centered primarily in the purchase of overnight repurchase agreements with both Lehman Brothers and Morgan Stanley. Additionally, we bought various VRNs that are indexed to Prime and offered the fund incremental yield pick-up over shorter dated discount notes. When we sought to extend the weighted average maturity of the Fund, we purchased one-year/three-month callable U.S. Agency paper that offered a considerable yield pick-up and offered the highest yields available to U.S. Government money market funds.*

Presently, there is a substantial amount of cash looking for a home in the short end of the yield curve and as a result the spreads between one month LIBOR(3) and 30-day discount notes have dropped by a couple of basis points. However, with the advent of the end of the calendar year rapidly approaching, yields out 60-90 days have backed up several basis points as the interest rate spike at year-end is being priced into consideration. Our strategy going forward is to take advantage of the upcoming interest rate spike and attempt to pick up higher yielding discount notes into the first quarter of next year. In the longer end, we will actively attempt to increase our exposure in one-year/three-month callable U.S. Agency exposure when the yields reach the 1.60% level or higher.*

FUND PERFORMANCE                                   AVERAGE ANNUAL TOTAL RETURN          YIELD(2)
----------------                              --------------------------------------    --------
                                    INCEPTION       1       5       10      SINCE         7-DAY
AS OF OCTOBER 31, 2003                DATE         YEAR    YEAR    YEAR    INCEPTION     AVERAGE
------------------------------------------------------------------------------------------------
Class A (Investor) Shares             5/3/90       0.53%   3.09%   3.92%     4.11%        0.37%
Class B Shares**                      9/11/98     -3.74%   2.53%    N/A      2.57%        0.26%
Class D (Private Investor) Shares     4/1/99       0.68%    N/A     N/A      3.13%        0.52%
Class Y Shares                        7/1/96       0.94%   3.48%    N/A      4.02%        0.77%
Lipper U.S. Government
   Money Market Funds Average(1)        --         0.50%   3.10%   3.94%      N/A          N/A

** Reflects the contingent deferred sales charge maximum of 4.00%.

--------------------------------------------------------------------------------


'D' An investment in the Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AS YIELDS ON MONEY MARKET FUNDS FLUCTUATE DAILY.

(1) The Lipper U.S. Government Money Market Funds Average is an average of managed funds that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or its instrumentalities with dollar-weighted average maturities of less than 90 days. Lipper is an independent mutual fund performance monitor whose results are based on total return. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.

(2) The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

(3) For additional information, please see the Glossary of Terms.

* Portfolio composition is subject to change.


4   HSBC INVESTOR FAMILY OF FUNDS

PORTFOLIO REVIEWS


HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND'D'
(CLASS A (INVESTOR) SHARES, B SHARES, C SHARES, D (PRIVATE INVESTOR) SHARES AND Y SHARES)

by Jerry Samet
Senior Portfolio Manager

The economy has improved considerably through the last six months. Taking additional insurance against an "unwelcome substantial fall in inflation", the Fed lowered the Federal Funds target rate 25 basis points to 1.00% at their June 25th meeting. Record-low interest rates combined with a weaker dollar and another round of fiscal stimulus in May fueled the economy to a strong showing in the third quarter. Initial jobless claims improved to 386,000 in October from a high of 455,000 in April, while GDP(3) growth for the third quarter shot to 7.2% from 1.6% in the first quarter. Consumers meanwhile were busy spending money from their tax cuts and mortgage refinancing, as personal consumption exhibited one of its fastest expansions since 1997 at 7.2%. Although the economic numbers were strong, manufacturing continued to squeeze more output from existing labor while shedding jobs, as evidenced by an 8.1% productivity growth in the third quarter. While the Fed noted at its October 28 meeting that the labor market appears to be stabilizing and economic growth remains balanced, it is still more concerned with deflation than inflation, and thus kept Fed Funds at 1%. The Federal Open Market Committee continues to believe that "policy accommodation can be maintained for a considerable period."

As the Fed maintained rates at these low levels, the Fund lengthened the average maturity-as of October 31, 2003 the average maturity was 60 days-to help lock in higher yields as the short-term municipal yield curve steepened. VRNs averaged ..70% - .80% after the June 25 rate cut and has been drifting upwards to 1.00% - 1.15% in the third quarter, and on the other end of the yield curve, one-year notes averaged .80% in June and at the end of October was at 1.10%. The annual municipal-note season saw an abundant supply of paper come to market that contributed to yields rising at the long end of the curve. With plenty of names to choose from, the fund selectively focused on issuers with strong credits. The Fund held approximately 62% in floating rate notes, 23% in municipal notes and 15% in commercial paper and cash equivalents at the time of this writing.*

FUND PERFORMANCE                                AVERAGE ANNUAL TOTAL RETURN       YIELD(2)
----------------                                ---------------------------       -------
                                   INCEPTION      1        5        SINCE          7-DAY
AS OF OCTOBER 31, 2003                DATE       YEAR     YEAR    INCEPTION       AVERAGE
-----------------------------------------------------------------------------------------
Class A (Investor) Shares           11/17/94     0.46%    1.87%      2.41%         0.33%
Class B Shares**                     4/29/98    -3.73%    0.07%      0.22%         0.26%
Class C Shares***                    3/19/01    -0.94%     N/A       0.41%         0.26%
Class D (Private Investor) Shares    4/1/99      0.61%     N/A       1.98%         0.48%
Class Y Shares                       7/1/96      0.86%    2.26%      2.56%         0.73%
Lipper New York Tax-Exempt Money
    Market Funds Average(1)           --         0.53%    2.47%       N/A           N/A

** Reflects the contingent deferred sales charge maximum of 4.00%. *** Reflects the contingent deferred sales charge maximum of 1.00%.

--------------------------------------------------------------------------------

'D' An investment in the Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes. Regional funds may be subject to additional risk, since companies they invest in are located in one geographical location. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AS YIELDS ON MONEY MARKET FUNDS FLUCTUATE DAILY.

(1) The Lipper New York Tax-Exempt Money Market Funds Average is an average of managed funds that invest in municipal obligations of New York with dollar-weighted average maturities of less than 90 days. Lipper is an independent mutual fund performance monitor whose results are based on total return. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.

(2) The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

(3) For additional information, please see the Glossary of Terms.

* Portfolio composition is subject to change.


                                               HSBC INVESTOR FAMILY OF FUNDS   5

PORTFOLIO REVIEWS

HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND'D'   MOODY'S HAS ASSIGNED AN "Aaa"
(CLASS A (INVESTOR) SHARES, D (PRIVATE INVESTOR)   RATING, AND STANDARD AND
SHARES AND Y SHARES)                               POOR'S HAS ASSIGNED AN "AAAm"
                                                   RATING TO THE HSBC INVESTOR
                                                   U.S. TREASURY MONEY MARKET
                                                   FUND.(3)

by Ruth Medina
Senior Portfolio Manager


The third quarter saw the Fed leave interest rates unchanged as they maintained their split balance of risk assessment, remaining neutral on economic growth but saw risks towards disinflation. They also stated that their policy would remain accommodative for a "considerable period" of time. As our 12-month period drew to a close, the economy received several strong pieces of news during October led by the GDP(4) that came in at a spectacular 7.2% versus 3.3% for the previous quarter. Employment data was also strong as the change in non-farm payrolls printed at 57,000 jobs versus a negative 93,000 the month before. On top of that, we have seen several weeks of jobless claims below 400,000, which is another indicator of a stabilizing job market. After their October meeting, the Fed kept the same comments as in prior months but changed their viewpoint on the job market from weakening to stabilizing further endorsed this. Core inflation continued to remain benign as the PPI(4) year over year (YOY) came in at 0.01% versus the prior month's 0.04% and CPI(4), also YOY, slid slightly from last month's 1.3% to 1.2%.

Trading activity the past year was centered primarily in the purchase of short dated U.S. Treasury Bills as well as cash management bills. As an AAA rated fund, our maximum weighted average maturity is 60 days, which we followed exactly.*

Our in-house interest rate viewpoint believes that the Fed will not raise interest rates over the next three months and will raise rates 50 basis points over the next one-year period. It was discussed that prior to the Fed actually raising rates, we could probably see an elimination of their phase "considerable period" as an indication of when they will tighten interest rates and then a change in bias from neutral to rising rates will be announced following one of their meetings. Of course, these announcements will cause the markets to fall resulting in higher yields across the curve.


FUND PERFORMANCE                                     AVERAGE ANNUAL TOTAL RETURN      YIELD(2)
----------------                                   -------------------------------    --------
                                                   INCEPTION       1        SINCE      7-DAY
AS OF OCTOBER 31, 2003                                DATE        YEAR    INCEPTION   AVERAGE
---------------------------------------------------------------------------------------------
Class A (Investor) Shares                           5/24/01       0.35%     1.01%      0.16%
Class D (Private Investor) Shares                   5/14/01       0.50%     1.18%      0.31%
Class Y Shares                                      5/11/01       0.75%     1.44%      0.56%
Lipper U.S. Treasury Money Market Funds Average(1)    --          0.45%      N/A        N/A



--------------------------------------------------------------------------------
'D' An investment in the Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AS YIELDS ON MONEY MARKET FUNDS FLUCTUATE DAILY.

(1) The Lipper U.S. Treasury Money Market Funds Average is an average of managed funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. Lipper is an independent mutual fund performance monitor whose results are based on total return. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.

(2) The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

(3) The "Aaa and AAAm" money market fund ratings are historical and reflect the superior quality of the Fund's investments, sound liquidity management, and strong operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Standard & Poor's and Moody's ratings represent an opinion only, not a recommendation to buy or sell.

(4) For additional information, please see the Glossary of Terms.

* Portfolio composition is subject to change.


6   HSBC INVESTOR FAMILY OF FUNDS

PORTFOLIO REVIEWS


HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND'D'
(D (PRIVATE INVESTOR) SHARES AND Y SHARES)

by Jerry Samet
Senior Portfolio Manager

The record-low interest rates combined with a weaker dollar and another round of fiscal stimulus in May fueled the economy to a strong showing in the third quarter. Initial jobless claims improved to 386,000 in October from a high of 455,000 in April, while GDP(3) growth for the third quarter shot to 7.2% from 1.6% in the first quarter. Consumers meanwhile were busy spending money from their tax cuts and mortgage refinancing, as personal consumption exhibited one of its fastest expansions since 1997 at 7.2%. Although the economic numbers were strong, manufacturing continued to squeeze more output from existing labor while shedding jobs, as evidenced by an 8.1% productivity growth in the third quarter. While the Fed noted at its October 28 meeting that the labor market appears to be stabilizing and economic growth remains balanced, it is still more concerned with deflation than inflation, and thus kept Fed Funds at 1%. The Federal Open Market Committee continues to believe that "policy accommodation can be maintained for a considerable period."

As the Fed maintained rates at these low levels, the Fund lengthened the average maturity--as of October 31, 2003 the average maturity was 69 days--to help lock in higher yields as the short-term municipal yield curve steepened. VRNs averaged .70% - .80% after the June 25 rate cut and has been drifting upwards to 1.00% - 1.15% in the third quarter, and on the other end of the yield curve, one-year notes averaged .80% in June and at the end of October was at 1.10%. The annual municipal-note season saw an abundant supply of paper come to market that contributed to yields rising at the long end of the curve. With plenty of names to choose from, the Fund selectively focused on issuers with strong credits. The Fund held approximately 69% in floating rate notes, 29% in municipal notes and 2% in commercial paper and cash equivalents at the time of this writing.*

Delays in closing a record $38 billion budget deficit caused Standard & Poor's in July to cut California's credit ratings three levels to BBB, which is two levels above non-investment grade and the lowest in the nation. Moody's followed suit with their cut in August to an A3 from A2. Indeed, the ongoing budget problems led to the recall of Governor Gray Davis, after less than a year into his second term, and Arnold Schwarzenegger was instated to replace him. However, the new governor still faces a formidable task ahead of him. Mr. Schwarzenegger will need a new budget proposal by January and then obtain two-thirds approval from the legislature, which is still controlled by the democrats. Already, his promise to repeal the car tax will add another $4 billion to a $10 billion budget shortfall for next year, adding more pressure to yields that are among highest borrowing costs in the country.

FUND PERFORMANCE                                             AVERAGE ANNUAL TOTAL RETURN     YIELD(2)
----------------                                           -------------------------------   --------
                                                           INCEPTION       1       SINCE      7-DAY
AS OF OCTOBER 31, 2003                                        DATE       YEAR    INCEPTION   AVERAGE
----------------------------------------------------------------------------------------------------
Class D (Private Investor) Shares                           6/17/02      0.59%     0.70%      0.42%
Class Y Shares                                              7/18/02      0.84%     0.96%      0.67%
Lipper California Tax-Free Money Market Funds Average(1)      --         0.53%      N/A        N/A



--------------------------------------------------------------------------------
'D' An investment in the Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes. Regional funds may be subject to additional risk, since companies they invest in are located in one geographical location. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AS YIELDS ON MONEY MARKET FUNDS FLUCTUATE DAILY.

(1) The Lipper California Tax-Free Money Market Funds Average of managed funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. Lipper is an independent mutual fund performance monitor whose results are based on total return. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities. The Lipper California Tax-Free Money Market Funds Average return was calculated by using the closest possible date to the Fund's inception.

(2) The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

(3) For additional information, please see the Glossary of Terms.

* Portfolio composition is subject to change.


                                               HSBC INVESTOR FAMILY OF FUNDS   7

          HSBC INVESTOR MONEY MARKET FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003
.................................................................................

-----------------------------------------------------------------
 CORPORATE OBLIGATIONS  - 31.9%
                                       PRINCIPAL
                                       AMOUNT($)      VALUE($)
                                      -----------   -------------
BANKING  - 8.3%
Chase Manhattan Corp., 1.08%,
 6/30/04*...........................  125,000,000     125,000,000
Chase Manhattan Corp., 1.08%,
 7/7/04*............................   50,000,000      50,000,000
Credit Suisse First Boston, 1.13%,
 1/21/04*...........................  175,000,000     175,000,000
Credit Suisse First Boston, 1.095%,
 9/20/04*...........................   75,000,000      75,000,000
                                                    -------------
                                                      425,000,000
                                                    -------------
BROKERAGE SERVICES  - 8.9%
Bear Stearns Co., Inc., 1.14%,
 2/13/04*...........................   65,000,000      65,000,000
Bear Stearns Co., Inc., 1.09%,
 4/2/04*............................  115,000,000     115,000,000
Bear Stearns Co., Inc., 1.09%,
 9/9/04*............................   75,000,000      75,000,000
Merrill Lynch & Co., Inc., 1.18%,
 12/11/03*..........................  100,000,000     100,000,000
Merrill Lynch & Co., Inc., 1.18%,
 12/18/03*..........................  100,000,000     100,000,000
                                                    -------------
                                                      455,000,000
                                                    -------------
FINANCE  - 14.7%
American Express Centurion Bank,
 1.09%, 6/25/04*....................  100,000,000     100,000,000
American Express Credit Co., 1.17%,
 12/17/03*..........................   40,000,000      40,003,583
CIT Group, Inc., 2.37%, 11/25/03*...   75,000,000      75,000,000
CIT Group, Inc., 1.90%, 4/8/04*.....  125,000,000     125,000,000
CIT Group, Inc., 1.29%, 8/26/04*....   53,000,000      53,000,000
K2 (USA) LLC, 1.10%, 1/7/04* (b)....  150,000,000     150,000,000
K2 (USA) LLC, 1.09%, 2/17/04*.......  100,000,000      99,997,176
Sigma Finance, Inc., 1.09%, 1/27/04*
 (b)................................  110,000,000     109,997,378
                                                    -------------
                                                      752,998,137
                                                    -------------
TOTAL CORPORATE
  OBLIGATIONS.......................                1,632,998,137
                                                    -------------
-----------------------------------------------------------------
 CERTIFICATES OF DEPOSIT  - 11.7%
BANKING  - 11.7%
Societe General Bank, 1.37%,
 8/5/04.............................  250,000,000     250,033,431
Wells Fargo & Co., 1.05%,
 11/17/03...........................   75,000,000      74,999,984
Wells Fargo & Co., 1.04%,
 11/24/03...........................  175,000,000     174,998,852
Westdeutsche Landesbank, 1.37%,
 8/5/04.............................  100,000,000     100,000,000
                                                    -------------
TOTAL CERTIFICATES OF
 DEPOSIT............................                  600,032,267
                                                    -------------

-----------------------------------------------------------------
 COMMERCIAL PAPER  - 30.9%
                                       PRINCIPAL
                                       AMOUNT($)      VALUE($)
                                      -----------   -------------
AUTOMOTIVE  - 10.7%
Daimler Chrysler AG, 1.07%,
 11/6/03............................   50,096,000      50,088,555
Daimler Chrysler AG, 1.07%,
 11/6/03............................   19,398,000      19,395,117
Daimler Chrysler AG, 1.07%,
 12/2/03............................   55,355,000      55,303,997
Daimler Chrysler AG, 1.07%,
 12/2/03............................  125,000,000     124,885,687
Dollar Thrifty, 1.08%, 12/1/03......   58,000,000      57,947,800
Hertz Fleet Funding, 1.09%,
 11/12/03...........................   60,000,000      59,980,017
Hertz Fleet Funding, 1.09%,
 11/17/03...........................   73,000,000      72,964,636
Hertz Fleet Funding, 1.12%,
 12/2/03............................   50,100,000      50,051,681
Hertz Fleet Funding, 1.09%,
 12/3/03............................   31,200,000      31,169,771
Hertz Fleet Funding, 1.09%,
 12/5/03............................   27,582,000      27,553,606
                                                    -------------
                                                      549,340,867
                                                    -------------
BANKING  - 6.4%
HBOS Treasury Services PLC, 1.07%,
 12/16/03...........................  111,000,000     110,851,538
HBOS Treasury Services PLC, 1.075%,
 12/17/03...........................  140,000,000     139,808,589
Royal Bank of Scotland, 1.045%,
 12/1/03............................   74,828,000      74,762,837
                                                    -------------
                                                      325,422,964
                                                    -------------
FINANCE  - 8.3%
Eagle Funding Capital Corp., 1.06%,
 11/7/03............................  100,087,000     100,069,318
Eagle Funding Capital Corp., 1.07%,
 11/18/03...........................   25,050,000      25,037,343
Eagle Funding Capital Corp., 1.07%,
 11/20/03...........................   50,047,000      50,018,737
UBS Finance, 1.00%, 11/5/03.........  250,000,000     249,971,110
                                                    -------------
                                                      425,096,509
                                                    -------------
TRANSPORTATION  - 0.8%
Transportation Protection Shipping
 Mexico, 1.09%, 11/14/03, (LOC STD
 Charter Bank)......................   40,000,000      39,984,256
                                                    -------------
UTILITIES  - 3.0%
FPL Group Capital, 1.10%,
 11/14/03...........................   30,300,000      30,287,964
FPL Group Capital, 1.10%,
 11/18/03...........................   30,000,000      29,984,417
FPL Group Capital, 1.08%,
 11/20/03...........................   50,000,000      49,971,500
FPL Group Capital, 1.08%,
 11/24/03...........................   41,000,000      40,971,710
                                                    -------------
                                                      151,215,591
                                                    -------------
WHOLESALE DISTRIBUTION  - 1.8%
Louis Dreyfus Corp., 1.07%, 11/7/03,
 (LOC Barclays Bank)................   50,000,000      49,991,083
Louis Dreyfus Corp., 1.07%,
 11/26/03, (LOC Barclays Bank)......   40,000,000      39,970,278
                                                    -------------
                                                       89,961,361
                                                    -------------
TOTAL COMMERCIAL PAPER..............                1,581,021,547
                                                    -------------

8    HSBC INVESTOR FAMILY OF FUNDS            See notes to financial statements.

          HSBC INVESTOR MONEY MARKET FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

-----------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  - 4.9%
                                       PRINCIPAL
                                       AMOUNT($)      VALUE($)
                                      -----------   -------------
FEDERAL FARM CREDIT BANK  - 0.9%
1.08%, 7/22/04......................   48,000,000      48,000,000
                                                    -------------
FEDERAL HOME LOAN BANK  - 2.0%
1.20%, 8/20/04......................  100,000,000     100,000,000
                                                    -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION  - 2.0%
1.18%, 7/27/04......................  100,000,000     100,000,000
                                                    -------------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS.................                  248,000,000
                                                    -------------

-----------------------------------------------------------------
 TIME DEPOSIT  - 5.2%
Goldman Sachs Promissory Note,
 1.20%, 7/24/04.....................  265,000,000     265,000,000
                                                    -------------
TOTAL TIME DEPOSIT..................                  265,000,000
                                                    -------------

-----------------------------------------------------------------
 REPURCHASE AGREEMENTS  - 15.4%
                                       PRINCIPAL
                                       AMOUNT($)      VALUE($)
                                      -----------   -------------
Lehman Brothers, 1.02%, purchased on
 10/31/03, due 11/3/03 with a
 maturity value of $282,064,973
 (collateralized fully by various
 U.S. Government Agency
 Obligations).......................  282,041,000     282,041,000
Lehman Brothers, 1.03%, purchased on
 10/31/03, due 11/3/03 with a
 maturity value of $503,436,208
 (collateralized fully by various
 U.S. Government Agency
 Obligations).......................  503,393,000     503,393,000
                                                    -------------

TOTAL REPURCHASE AGREEMENTS.........                  785,434,000
                                                    -------------

TOTAL INVESTMENTS
 (COST $5,112,485,951) (a)  -
 100.0%.............................                5,112,485,951
                                                    -------------
                                                    -------------

---------

Percentages indicated are based on net assets of $5,110,724,213.

(a) Cost and value for federal income tax and financial reporting purposes are the same.

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.

 * Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rate presented in this report represents the rate that was in effect on October 31, 2003. Each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

LOC -- Letter of Credit

See notes to financial statements.            HSBC INVESTOR FAMILY OF FUNDS    9

 HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003
.................................................................................

-----------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  - 99.0%
                                       PRINCIPAL
                                       AMOUNT($)      VALUE($)
                                      -----------   -------------
FEDERAL FARM CREDIT BANK  - 44.7%
1.00%, 12/29/03 (b).................  175,000,000     174,988,889
1.00%, 1/26/04 (b)..................  175,000,000     174,986,318
1.01%, 2/6/04 (b)...................  100,000,000      99,993,374
1.00%, 10/29/04 (b).................   50,000,000      49,985,083
1.01%, 12/15/04 (b).................  200,000,000     199,966,216
                                                    -------------
                                                      699,919,880
                                                    -------------
FEDERAL HOME LOAN BANK  - 54.3%
1.02%, 11/12/03.....................    2,100,000       2,099,349
1.02%, 7/16/04......................  200,000,000     200,000,000
1.01%, 8/19/04 (b)..................  250,000,000     249,959,930
1.40%, 9/13/04......................  100,000,000     100,000,000
1.465%, 10/4/04.....................  100,000,000     100,000,000
1.50%, 11/22/04.....................   50,000,000      50,000,000
1.05%, 4/7/05 (b)...................  150,000,000     150,000,000
                                                    -------------
                                                      852,059,279
                                                    -------------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS.................                1,551,979,159
                                                    -------------

-----------------------------------------------------------------
 REPURCHASE AGREEMENTS  - 0.9%
                                       PRINCIPAL
                                       AMOUNT($)      VALUE($)
                                      -----------   -------------
Lehman Brothers, 1.03%, purchased on
 10/31/03, due 11/3/03 with a
 maturity value of $13,746,180
 (collateralized fully by various
 U.S. Government Agency
 Obligations).......................   13,745,000      13,745,000
                                                    -------------
TOTAL REPURCHASE AGREEMENTS.........                   13,745,000
                                                    -------------
TOTAL INVESTMENTS
 (COST $1,565,724,159) (a)  -
 99.9%..............................                1,565,724,159
                                                    -------------
                                                    -------------

---------

Percentages indicated are based on net assets of $1,566,761,002.

(a) Cost and value for federal income tax and financial reporting purposes are the same.

(b) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rate presented in this report represents the rate that was in effect on October 31, 2003. Each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

10    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

 HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003
.................................................................................

----------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES*  - 61.8%
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
NEW YORK  - 59.6%
Albany IDA, 1.07%, 6/1/04, (LOC
 KeyBank).............................   1,400,000     1,400,000
Albany IDA, 1.02%, 7/1/11, (AMBAC
 Insured).............................     680,000       680,000
Albany IDA, 1.07%, 5/1/27, (LOC
 KeyBank).............................   2,195,000     2,195,000
Albany IDA, 1.02%, 11/1/32, (AMBAC
 Insured).............................   4,500,000     4,500,000
Babylon IDA, 1.20%, 1/1/19, (LOC
 JP Morgan Chase, FSA Insured)........   2,300,000     2,300,000
Battery Park Housing Development,
 1.17%, 6/1/23, (LOC JP Morgan
 Chase)...............................   5,070,000     5,070,000
Great Neck North Water Authority,
 1.10%, 1/1/20, (FGIC Insured)........     500,000       500,000
Metropolitan Transportation Authority
 Series B, 1.02%, 11/1/22, (FSA
 Insured, SPA Dexia Credit)...........  20,300,000    20,300,000
Metropolitan Transportation Authority,
 0.98%, 11/1/26, (AMBAC Insured, SPA
 Helaba)..............................  19,500,000    19,500,000
Monroe County IDA, 1.12%, 9/1/30, (LOC
 M&T Bank Corp.)......................   2,940,000     2,940,000
Monroe County IDA, 1.12%, 1/15/32,
 (LOC M&T Bank Corp.).................   4,500,000     4,500,000
Nassau County IDA, 1.15%, 1/1/34, (SPA
 JP Morgan Chase).....................   5,600,000     5,600,000
Nassau County Interim Finance
 Authority, 0.95%, 11/15/22, (FSA
 Insured, SPA BNP Paribas)............   2,500,000     2,500,000
New York City GO, 1.00%, 8/1/18, (LOC
 Bayerische Helaba)...................     500,000       500,000
New York City GO, 1.00%, 8/1/19, (LOC
 Bayerische Helaba)...................     500,000       500,000
New York City GO, 1.15%, 8/1/20, (SPA
 JP Morgan Chase).....................   9,950,000     9,950,000
New York City GO, Series A, 1.05%,
 3/13/20, (LOC Dexia Credit)..........  10,000,000    10,000,000
New York City GO, Series C, 1.20%,
 10/1/23, (SPA JP Morgan Chase).......   7,300,000     7,300,000
New York City Housing Development
 Corp., 1.05%, 11/15/19, AMT, (FNMA
 Insured).............................   1,100,000     1,100,000
New York City Housing Development
 Corp., 1.05%, 5/15/31, AMT, (FNMA
 Insured).............................   3,800,000     3,800,000
New York City Housing Development
 Corp. Authority, 1.05%, 11/15/29,
 AMT, (FNMA Insured)..................   1,600,000     1,600,000
New York City IDA, 1.00%, 12/30/21,
 (LOC Allied Irish Bank PLC)..........   1,700,000     1,700,000
New York City IDA, 1.10%, 12/1/27,
 (LOC First Union National Bank)......   1,300,000     1,300,000
New York City IDA, 1.12%, 3/1/30, (LOC
 M&T Bank Corp).......................   4,400,000     4,400,000
New York City IDA, 1.00%, 9/30/31,
 (LOC Allied Irish Bank PLC)..........   1,550,000     1,550,000
New York City IDA, 1.12%, 4/1/32, (LOC
 Allied Irish Bank PLC)...............   2,000,000     2,000,000
----------------------------------------------------------------

 VARIABLE RATE DEMAND NOTES*, CONTINUED
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
New York City IDA, 1.12%, 11/1/32,
 (LOC Allied Irish Bank PLC)..........   3,750,000     3,750,000
New York City IDA, 1.00%, 12/1/34,
 (Loc Allied Irish Bank PLC)..........   1,600,000     1,600,000
New York City Municipal Water Finance
 Authority, 1.15%, 6/15/18, (LOC Bank
 of New York).........................   5,900,000     5,900,000
New York City Municipal Water Finance
 Authority, 1.15%, 6/15/24, (LOC
 FGIC)................................   1,700,000     1,700,000
New York City Transitional Finance
 Authority, 1.15%, 11/1/22, (SPA Bank
 of New York).........................  20,000,000    20,000,000
New York City Transitional Finance
 Authority, 1.15%, 5/1/28, (SPA
 Bayerische Landesbank)...............   5,000,000     5,000,000
New York City Transitional Finance
 Authority, 1.10%, 11/1/28, (LOC Bank
 One Corp.)...........................   1,435,000     1,435,000
New York City Transitional Finance
 Authority, 1.10%, 11/15/28, (SPA
 Westdeutsche Landesbank).............   3,400,000     3,400,000
New York City Trust Manhattan School
 of Music, 1.05%, 10/1/29, (Radian
 Insured, SPA First Union)............   6,900,000     6,900,000
New York City Trust The Asia Society,
 1.00%, 4/1/30, (LOC Chase Manhattan
 Bank)................................   1,325,000     1,325,000
New York City Water Finance Authority,
 1.16%, 6/15/33, (LOC Dexia Credit)...   9,735,000     9,735,000
New York State Dormitory Authority,
 1.05%, 2/15/07, (LOC JP Morgan
 Chase)...............................   2,300,000     2,300,000
New York State Dormitory Authority,
 1.15%, 7/1/25, (LOC Fleet Bank)......   3,400,000     3,400,000
New York State GO, 1.03%, 11/30/18,
 (LOC Westdeutsche Landesbank)........   4,000,000     4,000,000
New York State Housing Finance
 Authority, 1.05%, 5/1/29, AMT, (FNMA
 Insured).............................   1,900,000     1,900,000
New York State Housing Finance
 Authority, 1.05%, 5/15/31, AMT, (FNMA
 Insured).............................   1,700,000     1,700,000
New York State Housing Finance
 Authority, 1.04%, 5/15/33, AMT, (FNMA
 Insured).............................  12,385,000    12,385,000
New York State Housing Finance
 Authority, 1.09%, 5/15/33, AMT, (FNMA
 Insured).............................   1,100,000     1,100,000
New York State Housing Finance
 Authority, 1.20%, 11/1/33, AMT, (LOC
 Bayerische Hypo-Landesbank)..........   5,000,000     5,000,000
New York State Housing Finance
 Authority, 1.20%, 11/1/33, AMT, (LOC
 Bayerische Hypo-Und Vereinsbank).....  14,600,000    14,600,000
New York State Housing Finance
 Authority, 1.20%, 11/1/33, AMT, (LOC
 Bayerische Hypo).....................   8,800,000     8,800,000
New York State Housing Finance
 Authority, 1.00%, 11/1/35, (LOC Fleet
 National Bank).......................  16,000,000    16,000,000

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    11

 HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

----------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES*, CONTINUED
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
New York State Local Government
 Assistance Corp., 1.00%, 4/1/20, (FSA
 Insured, SPA Bank of Nova Scotia)....   7,700,000      7,700,000
New York State Local Government
 Assistance Corp., 1.00%, 4/1/23, (LOC
 Westdeutsche Landesbank, Bayerische
 Landesbank)..........................   9,080,000      9,080,000
New York State Local Government
 Assistance Corp., 1.00%, 4/1/25, (LOC
 Landesbank Hessen)...................   9,920,000      9,920,000
New York State Power Authority, 1.00%,
 2/15/21, (LOC JP Morgan Chase).......   1,600,000      1,600,000
New York State Triborough Bridge &
 Tunnel Authority, 1.10%, 1/1/31, (FSA
 Insured, SPA JP Morgan Chase,
 Lloyds)..............................  12,000,000     12,000,000
Onondaga County IDA, 1.12%, 1/1/23,
 (LOC M&T Bank Corp.).................   4,510,000      4,510,000
Orange County IDA, 1.07%, 9/1/22, (LOC
 M&T Bank Corp.)......................   3,000,000      3,000,000
Otsego County IDA, 1.17%, 8/1/28, (LOC
 M&T Bank Corp.)......................     900,000        900,000
St. Lawrence County IDA, 1.04%,
 5/1/25, AMT, (LOC National Australia
 Bank)................................   1,000,000      1,000,000
Suffolk County Water Authority, 1.10%,
 6/1/06, (LOC Bank of Nova Scotia)....   2,900,000      2,900,000
Tompkins County IDA, 1.02%, 7/1/30,
 (LOC Toronto Dominion Bank)..........   3,900,000      3,900,000
Westchester County IDA, 1.00%,
 12/1/32, (LOC Allied Irish Bank
 PLC).................................   3,400,000      3,400,000
Yonkers IDA, 1.05%, 7/1/19, (LOC Dexia
 Credit)..............................     300,000        300,000
                                                      -----------
                                                      309,825,000
                                                      -----------
PUERTO RICO  - 2.2%
Puerto Rico Electric Power Authority,
 1.11%, 7/1/29, (FSA Insured, LOC
 JP Morgan Chase).....................   3,300,000      3,300,000
Puerto Rico Public Finance Corp.,
 1.00%, 12/1/19, (AMBAC Insured, LOC
 JP Morgan Chase).....................   8,000,000      8,000,000
                                                      -----------
                                                       11,300,000
                                                      -----------
TOTAL VARIABLE RATE DEMAND NOTES......                321,125,000
                                                      -----------

----------------------------------------------------------------
 TAX-FREE NOTES AND COMMERCIAL PAPER  - 37.8%
NEW YORK  - 34.7%
Buffalo GO, 2.75%, 7/29/04, (Bank of
 New York Insured)....................   3,000,000      3,036,880
Chenango Forks Central School District
 GO, 1.75%, 8/27/04...................   6,000,000      6,036,493
Horseheads Central School District GO,
 1.15%, 6/22/04.......................   7,655,000      7,669,510
Horseheads Central School District GO,
 2.00%, 6/22/04, (State Aid
 Withholding Insured).................   5,000,000      5,030,075
Jericho Union Free School District,
 1.15%, 6/25/04.......................   8,750,000      8,766,607

----------------------------------------------------------------
 TAX-FREE NOTES AND COMMERCIAL PAPER, CONTINUED

                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Lindenhurst Unified Free School
 District, 1.50%, 6/24/04.............  11,000,000     11,039,989
Middletown Central School District,
 4.00%, 11/1/03, (FSA Insured)........     820,000        820,000
New York City Transitional Finance
 Authority, 2.50%, 11/6/03............  12,700,000     12,701,586
New York City Transitional Finance
 Authority, 2.00%, 2/19/04............  12,525,000     12,559,174
New York City Trust American Museum of
 National History, 0.85%, 7/1/29,
 (AMBAC Insured)......................   5,000,000      5,000,000
New York State Dormitory Authority,
 2.00%, 11/1/03, (Sonyma Insured).....   1,925,000      1,925,000
New York State Dormitory Authority,
 1.05%, 7/1/28........................   3,000,000      3,000,000
New York State Dormitory Authority,
 1.02%, 7/1/30, (LOC Toronto Dominion
 Bank)................................     600,000        600,000
New York State GO, 0.90%, 11/5/03,
 (LOC Bayerische Landesbank, LOC
 Helaba, LOC JP Morgan Chase).........  12,000,000     12,000,000
New York State GO, 0.95%, 11/18/03,
 (LOC Bayerische Landesbank, LOC
 Helaba)..............................   9,000,000      9,000,000
New York State GO, 0.87%, 1/14/04,
 (LOC Bayerische Landesbank, LOC
 Helaba)..............................   2,600,000      2,600,000
New York State GO, 1.02%, 3/15/30,
 (Dexia Credit Insured)...............   4,500,000      4,500,000
New York State Metropolitan Transit
 Authority, 0.90%, 11/10/03, (LOC ABN
 Amro)................................  10,100,000     10,100,000
New York State Metropolitan Transit
 Authority, 0.90%, 2/20/04, (LOC ABN
 Amro)................................  10,000,000     10,000,000
New York State Mortgage Agency,
 1.125%, 10/1/32......................   9,000,000      9,000,000
New York State Power Authority, 0.85%,
 11/6/03, (JP Morgan Insured).........   5,600,000      5,600,000
New York State Power Authority, 0.90%,
 1/13/04, (JP Morgan Insured).........  10,000,000     10,000,000
New York State Thruway Authority,
 1.125%, 3/25/04......................   3,000,000      3,000,000
New York State Urban Development
 Corp., 5.70%, 4/1/14, Prerefunded
 4/1/04 @ 102, (MBIA Insured).........   1,505,000      1,564,584
Niagra Falls, 2.50%, 3/1/04, (MBIA
 Insured).............................   1,375,000      1,380,886
North Hempstead, 2.00%, 2/12/04.......  12,720,500     12,752,447
Starpoint Central School District,
 3.00%, 6/15/04, (MBIA Insured).......   1,645,000      1,666,269
Suffolk County GO, 2.00%, 9/8/04......   5,000,000      5,040,046
Syracuse GO, 1.75%, 6/30/04, (LOC Bank
 of New York).........................   3,500,000      3,516,523
                                                      -----------
                                                      179,906,069
                                                      -----------

12    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

 HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

----------------------------------------------------------------
 TAX-FREE NOTES AND COMMERCIAL PAPER, CONTINUED

                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
PUERTO RICO  - 3.1%
Puerto Rico Government Development
 Bank, 0.90%, 12/18/03................  10,000,000    10,000,000
Puerto Rico Government Development
 Bank, 0.95%, 1/16/04.................   3,010,000     3,010,000
Puerto Rico Government Development
 Bank, 0.95%, 1/16/04.................   3,200,000     3,200,000
                                                     -----------
                                                      16,210,000
                                                     -----------
TOTAL TAX-FREE NOTES AND COMMERCIAL
 PAPER................................               196,116,069
                                                     -----------

----------------------------------------------------------------
 INVESTMENT COMPANIES  - 0.2%
                                          SHARES      VALUE($)
                                        ----------   -----------
INVESTMENT COMPANIES  - 0.2%
Dreyfus New York Municipal Cash
 Management Fund......................      70,695         70,695
Provident New York Tax-Free Money
 Market Fund..........................     862,691        862,691
                                                      -----------
TOTAL INVESTMENT COMPANIES............                    933,386
                                                      -----------
TOTAL INVESTMENTS
 (COST $518,174,455) (a)  - 99.8%.....                518,174,455
                                                      -----------
                                                      -----------

---------

Percentages indicated are based on net assets of $519,261,495.

(a) Cost and value for federal income tax and financial reporting purposes are the same.

 * Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report represent the rates that were in effect on October 31, 2003. The maturity dates presented reflect the stated maturity date. Each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

AMT  --Interest on security is subject to Federal
       Alternative Minimum Tax
FGIC --Financial Guaranty Insurance Corporation
FNMA --Federal National Mortgage Association
FSA  --Federal Security Assurance
GO   --General Obligation
IDA  --Industrial Development Agency
LOC  --Letter of Credit
SPA  --Standby Purchase Agreement

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    13

          HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003
.................................................................................

---------------------------------------------------------------------------------------
 U.S. TREASURY BILLS*  - 100.1%
                                                               PRINCIPAL
                                                               AMOUNT($)     VALUE($)
                                                              -----------   -----------
0.86%, 11/6/03..............................................   12,680,000    12,678,485
1.06%, 11/13/03.............................................   13,200,000    13,196,154
0.86%, 11/20/03.............................................  107,420,000   107,369,938
0.88%, 11/28/03.............................................   27,000,000    26,981,479
0.91%, 12/4/03..............................................    6,445,000     6,439,776
0.97%, 12/26/03.............................................   10,760,000    10,744,701
0.93%, 1/2/04...............................................    4,000,000     3,993,628
0.94%, 1/8/04...............................................    4,000,000     3,992,898
0.93%, 1/15/04..............................................    4,000,000     3,992,250
0.97%, 1/22/04..............................................    4,000,000     3,991,208
0.97%, 1/29/04..............................................    3,000,000     2,992,806
1.03%, 2/5/04...............................................    4,000,000     3,989,120
1.03%, 2/12/04..............................................    4,000,000     3,988,269
1.03%, 2/19/04..............................................    4,000,000     3,987,472
1.05%, 2/26/04..............................................    4,000,000     3,986,480
1.01%, 3/4/04...............................................    4,000,000     3,986,194
0.99%, 3/11/04..............................................    4,000,000     3,985,590
0.99%, 3/18/04..............................................    4,000,000     3,984,820
1.01%, 3/25/04..............................................    4,000,000     3,983,889
1.00%, 4/1/04...............................................    4,000,000     3,983,527
0.99%, 4/8/04...............................................    5,000,000     4,978,574
0.99%, 4/15/04..............................................    5,000,000     4,977,290
1.01%, 4/22/04..............................................    5,000,000     4,975,852
1.02%, 4/29/04..............................................    5,000,000     4,974,625
                                                                            -----------
TOTAL U.S. TREASURY BILLS...................................                252,155,025
                                                                            -----------
TOTAL INVESTMENTS
  (COST $252,155,025) (a)  - 100.1%.........................                252,155,025
                                                                            -----------
                                                                            -----------

---------

Percentages indicated are based on net assets of $251,961,980.

(a) Cost and value for federal income tax and financial reporting purposes are the same.

  * Rate presented indicates the effective yield at time of purchase.

14    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

 HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003
.................................................................................

----------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES*  - 68.7%
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
CALIFORNIA  - 67.6%
ABAG Finance Authority for Nonprofit
 Corporations Revenue, Point Loma
 Nazarene University, 1.10%, 10/1/33,
 (LOC Allied Irish Bank PLC)..........  1,000,000      1,000,000
Azusa Unified School District
 Certificate of Participation, 1.00%,
 3/1/36, (SPA DEXIA)..................  2,000,000      2,000,000
California Educational Facilities
 Authority Revenue, University of
 Southern California, 1.05%,
 10/1/33..............................  5,000,000      5,000,001
California Housing Finance Agency,
 1.15%, 2/1/32, AMT...................  2,000,000      2,000,000
California Housing Finance Agency
 Revenue, 1.16%, 2/1/26, AMT..........    700,000        700,000
California Infrastructure & Economic
 Development Bank Revenue, 1.00%,
 4/1/33...............................  2,000,000      2,000,000
California Pollution Control Financing
 Authority Revenue, Colmac Energy
 Project, 1.10%, 12/1/16, AMT,
 (LOC Helaba).........................  1,800,000      1,800,000
California State Department of Water
 Resources Supply Revenue, 1.05%,
 5/1/22, (LOC KBC Bank, Bank of Nova
 Scotia)..............................  3,000,000      3,000,000
California State Department of Water
 Resources Supply Revenue, 1.12%,
 5/1/22, (LOC Bank of New York,
 California State Teacher's
 Retirement)..........................  3,060,000      3,060,000
California State GO, Series B-3,
 1.10%, 5/1/33, (LOC Bank of New York,
 BNP Paribas, California State
 Teacher's Retirement)................  3,000,000      3,000,000
California Statewide Communities
 Development Authority, 1.00%, 9/1/28,
 (LOC Bank of America)................  4,000,000      4,000,000
Fremont Certificate of Participation,
 1.10%, 8/1/32, (SPA DEXIA)...........  3,500,000      3,500,000
Fresno Sewer Revenue, 1.00%, 9/1/25,
 (FGIC Insured).......................  1,500,000      1,500,000
Irvine California Improvement Bond Act
 1915, 1.15%, 9/2/26, (LOC Bank of New
 York)................................  1,300,000      1,300,000
Irvine Unified School District Special
 Tax, 1.15%, 9/1/38, (LOC Bank of New
 York, California State Teacher's
 Retirement)..........................  2,150,000      2,150,000
Kern County Certificate of
 Participation, Kern Public Facilities
 Project, 1.00%, 8/1/06, (LOC
 Bayerische Landesbank)...............  2,500,000      2,500,000
Los Angeles California Water & Power
 Revenue, 1.05%, 7/1/34, (SPA Helaba,
 Toronto Dominion)....................  3,800,000      3,800,000
Los Angeles County Housing Authority
 for Multi-Family Housing Revenue,
 Canyon Country Villas Project, 1.00%,
 12/1/07, (FHLMC Insured).............  4,000,000      4,000,000

----------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES*, CONTINUED
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Los Angeles Wastewater System Revenue,
 1.25%, 12/1/31, (FGIC Insured).......  1,500,000      1,500,000
Los Angeles Water & Power Revenue,
 1.10%, 7/1/35, (SPA Bayerische
 Landesbank, BNP Paribas, DEXIA,
 JP Morgan Chase, World Bank).........  4,000,000      4,000,000
Metropolitan Water District of
 Southern California, 1.12%, 7/1/35,
 (SPA Lloyds).........................  3,860,000      3,860,000
Metropolitan Water District of
 Southern California Revenue, 0.95%,
 7/1/35,  (SPA Westdeutsche
 Landesbank)..........................  2,500,000      2,500,000
Modesto High School District GO,
 Stanislaus County, 1.12%, 8/1/24,
 (LOC JP Morgan Chase)................  1,500,000      1,500,000
                                                     -----------
                                                      59,670,001
                                                     -----------
PUERTO RICO  - 1.1%
Puerto Rico Public Finance Corp.,
 1.00%, 12/1/19, (LOC JP Morgan
 Chase)...............................  1,000,000      1,000,000
                                                     -----------
TOTAL VARIABLE RATE DEMAND NOTES......                60,670,001
                                                     -----------

----------------------------------------------------------------
 TAX-FREE NOTES AND COMMERCIAL PAPER  - 30.1%
CALIFORNIA  - 30.1%
California State Office of the State
 Treasurer, 2.00%, 6/23/04, (LOC
 Citibank)............................  2,000,000      2,011,897
California State Office of the State
 Treasurer, 2.00%, 6/23/04, (LOC BNP
 Paribas, UBS, Bank of America).......  2,000,000      2,012,133
Las Virgenes Unified School District
 Certificates of Participation,
 0.875%, 7/1/33, (SPA DEXIA)..........  4,000,000      4,000,000
Long Beach Harbor, 0.85%, 11/6/03,
 AMT, (SPA California State Teacher's
 Retirement, DEXIA)...................  1,500,000      1,500,000
Los Angeles County California, 2.00%,
 6/30/04..............................  1,000,000      1,007,207
Los Angeles Unified School District,
 1.50%, 7/1/04........................  1,000,000      1,003,745
Sacramento City Financing Authority,
 3.00%, 12/1/03, (LOC FSA)............  2,520,000      2,524,327
San Diego California, 1.75%,
 6/30/04..............................  5,000,000      5,022,872
San Francisco City & County
 Redevelopment Agency, 6.75%, 7/1/15,
 (LOC FSA), Prerefunded 7/1/04
 @ 102................................  1,000,000      1,059,170
San Francisco City & County Unified
 School District GO, 1.75%,
 12/17/03.............................  2,500,000      2,501,930
San Joaquin Hills California
 Transportation, 0.90%, 3/12/04, (LOC
 World Bank)..........................  4,000,000      4,000,000
                                                     -----------
                                                      26,643,281
                                                     -----------
TOTAL TAX-FREE NOTES AND COMMERCIAL
 PAPER................................                26,643,281
                                                     -----------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    15

 HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

----------------------------------------------------------------
 INVESTMENT COMPANIES  - 1.0%
                                          SHARES      VALUE($)
                                        ----------   -----------
Blackrock Provident California
 Institutional Shares.................    886,149        886,149
Federated California Municipal Cash
 Trust................................          2              2
                                                     -----------
TOTAL INVESTMENT COMPANIES............                   886,151
                                                     -----------
TOTAL INVESTMENTS
 (COST $88,199,433) (a)  - 99.8%......                88,199,433
                                                     -----------
                                                     -----------

---------

Percentages indicated are based on net assets of $88,397,015.

(a) Cost and value for federal income tax and financial reporting purposes are the same.

  * Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report represent the rates that were in effect on October 31, 2003. The maturity dates presented reflect the stated maturity date. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

AMT   --Interest on security is subject to Federal
        Alternative Minimum Tax
FGIC  --Federal Guaranty Insurance Corporation
FSA   --Financial Security Assurance
GO    --General Obligation
LOC   --Letter of Credit
SPA   --Standby Purchase Agreement

16    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF ASSETS AND LIABILITIES -- OCTOBER 31, 2003
.................................................................................

                                                                            NEW YORK                               CALIFORNIA
                                                     U.S. GOVERNMENT        TAX-FREE          U.S. TREASURY         TAX-FREE
                                  MONEY MARKET        MONEY MARKET        MONEY MARKET        MONEY MARKET        MONEY MARKET
                                      FUND                FUND                FUND                FUND                FUND
-----------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at amortized
    cost                         $4,327,051,951      $1,551,979,159       $518,174,455        $252,155,025        $88,199,433
  Repurchase agreements             785,434,000          13,745,000                 --                  --                 --
                                 --------------      --------------       ------------        ------------        -----------
  TOTAL INVESTMENTS               5,112,485,951       1,565,724,159        518,174,455         252,155,025         88,199,433
                                 --------------      --------------       ------------        ------------        -----------
  Cash                                   59,270                 681                  1                 758                 --
  Interest and dividends
    receivable                        3,582,455           2,607,753          1,528,576                  --            257,187
  Receivable from Investment
    Adviser                                  --                  --                 --                  --              3,038
  Prepaid expenses                       82,660              26,034              9,324               3,260              1,748
                                 --------------      --------------       ------------        ------------        -----------
  TOTAL ASSETS                    5,116,210,336       1,568,358,627        519,712,356         252,159,043         88,461,406
                                 --------------      --------------       ------------        ------------        -----------
LIABILITIES:
  Dividends payable                   3,561,353             697,599            199,784              67,790             30,643
  Payable for capital shares
    redeemed                             64,643                  --                 --                  --                 --
  Accrued expenses and other
    liabilities:
     Investment management              618,100             274,423             63,881              28,550                 --
     Administration                     371,196             122,941             39,616              12,254              6,276
     Distribution                        99,978                  14                 26                  --                 --
     Shareholder servicing              274,269             344,362             92,939              56,765             17,341
     Other                              496,584             158,286             54,615              31,704             10,131
                                 --------------      --------------       ------------        ------------        -----------
  TOTAL LIABILITIES                   5,486,123           1,597,625            450,861             197,063             64,391
                                 --------------      --------------       ------------        ------------        -----------
NET ASSETS                       $5,110,724,213      $1,566,761,002       $519,261,495        $251,961,980        $88,397,015
                                 --------------      --------------       ------------        ------------        -----------
                                 --------------      --------------       ------------        ------------        -----------
...............................................................................................................................
COMPOSITION OF NET ASSETS:
  Capital                        $5,110,767,958      $1,566,747,280       $519,280,380        $251,963,554        $88,397,016
  Accumulated (distributions
    in excess of)
    net investment income               (43,745)             13,722                 --              (1,574)                (1)
  Accumulated net realized
    gains (losses) from
    investment transactions                  --                  --            (18,885)                 --                 --
                                 --------------      --------------       ------------        ------------        -----------
NET ASSETS                       $5,110,724,213      $1,566,761,002       $519,261,495        $251,961,980        $88,397,015
                                 --------------      --------------       ------------        ------------        -----------
                                 --------------      --------------       ------------        ------------        -----------
...............................................................................................................................
CLASS A (INVESTOR) SHARES:
  Net Assets                     $  326,319,945      $  606,107,914       $150,168,820        $ 73,216,611        $        --
  Shares Outstanding                326,324,778         606,049,034        150,185,298          73,221,721                 --
  Net Asset Value, Offering
    Price and Redemption Price
    per share                    $         1.00      $         1.00       $       1.00        $       1.00        $        --
                                 --------------      --------------       ------------        ------------        -----------
                                 --------------      --------------       ------------        ------------        -----------
...............................................................................................................................
CLASS B SHARES:
  Net Assets                     $      299,277      $       16,976       $     16,585        $         10        $        --
  Shares Outstanding                    299,287              16,980             16,584                  10                 --
  Net Asset Value, Offering
    Price and Redemption Price
    per share*                   $         1.00      $         1.00       $       1.00        $       1.00        $        --
                                 --------------      --------------       ------------        ------------        -----------
                                 --------------      --------------       ------------        ------------        -----------
...............................................................................................................................
CLASS C SHARES:
  Net Assets                     $  153,124,397      $           --       $     23,948        $         10        $        --
  Shares Outstanding                153,129,428                  --             23,948                  10                 --
  Net Asset Value, Offering
    Price and Redemption Price
    per share*                   $         1.00      $           --       $       1.00        $       1.00        $        --
                                 --------------      --------------       ------------        ------------        -----------
                                 --------------      --------------       ------------        ------------        -----------
...............................................................................................................................
CLASS D (PRIVATE INVESTOR)
 SHARES:
  Net Assets                     $  825,997,972      $  577,991,040       $201,276,620        $147,546,662        $83,650,150
  Shares Outstanding                826,000,525         578,038,901        201,277,694         147,555,866         83,651,673
  Net Asset Value, Offering
    Price and Redemption Price
    per share                    $         1.00      $         1.00       $       1.00        $       1.00        $      1.00
                                 --------------      --------------       ------------        ------------        -----------
                                 --------------      --------------       ------------        ------------        -----------
...............................................................................................................................
CLASS I SHARES:
  Net Assets                     $3,116,472,714      $           --       $         --        $         --        $        --
  Shares Outstanding              3,116,496,368                  --                 --                  --                 --
  Net Asset Value, Offering
    Price and Redemption Price
    per share                    $         1.00      $           --       $         --        $         --        $        --
                                 --------------      --------------       ------------        ------------        -----------
                                 --------------      --------------       ------------        ------------        -----------
...............................................................................................................................
CLASS Y SHARES:
  Net Assets                     $  688,509,908      $  382,645,072       $167,775,522        $ 31,198,687        $ 4,746,865
  Shares Outstanding                688,517,372         382,642,722        167,776,858          31,197,814          4,746,962
  Net Asset Value, Offering
    Price and Redemption Price
    per share                    $         1.00      $         1.00       $       1.00        $       1.00        $      1.00
                                 --------------      --------------       ------------        ------------        -----------
                                 --------------      --------------       ------------        ------------        -----------

---------

* Redemption price per share varies by length of time shares are held.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    17

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 2003
.................................................................................

                                                                            NEW YORK                              CALIFORNIA
                                                     U.S. GOVERNMENT        TAX-FREE          U.S. TREASURY        TAX-FREE
                                  MONEY MARKET        MONEY MARKET        MONEY MARKET        MONEY MARKET       MONEY MARKET
                                      FUND                FUND                FUND                FUND               FUND
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                         $70,511,818         $20,874,820         $5,600,899          $2,730,703          $1,068,212
  Dividends                                 --                  --            154,543                  --              24,386
                                   -----------         -----------         ----------          ----------          ----------
  TOTAL INVESTMENT INCOME           70,511,818          20,874,820          5,755,442           2,730,703           1,092,598
                                   -----------         -----------         ----------          ----------          ----------
 ............................................................................................................................

EXPENSES:
  Investment management:
     Advisory Services               5,051,273           1,677,692            497,448             245,579              98,819
     Operational
       Support -- Class A
       (Investor) Shares               361,370             699,778             72,423              77,431                  --
     Operational
       Support -- Class B
       Shares                              330                  17                  8                  --                  --
     Operational
       Support -- Class C
       Shares                          159,301                  --                  3                  --                  --
     Operational
       Support -- Class D
       (Private Investor)
       Shares                          881,477             756,080            111,184             122,377              95,579
     Operational
       Support -- Class Y
       Shares                          718,429             221,817             65,107              45,770               3,240
  Administration                     3,784,443           1,256,914            372,687             183,986              74,036
  Distribution:
     Class B Shares                      2,475                 124                124                  --                  --
     Class C Shares                  1,194,277                  --                 40                  --                  --
  Shareholder Servicing:
     Class A (Investor) Shares       1,445,668           2,799,291            579,335             309,717                  --
     Class B Shares                        825                  42                 40                  --                  --
     Class C Shares                    398,092                  --                 13                  --                  --
     Class D (Private
       Investor) Shares              2,203,707           1,890,061            555,934             305,939             238,944
  Accounting                            70,718              64,382             73,472              64,523              68,618
  Custodian                            412,490             171,185             87,887              60,607              34,290
  Transfer agent                       151,234              77,891             71,991              70,912              59,878
  Trustee                               72,888              24,745              7,510               3,114               1,455
  Other                              1,145,394             414,629            118,691             116,849              21,154
                                   -----------         -----------         ----------          ----------          ----------
     Total expenses before fee
       reductions                   18,054,391          10,054,648          2,613,897           1,606,804             696,013
     Fees voluntarily reduced
       by Administrator               (396,946)                 --                 --             (24,299)                 --
     Fees voluntarily reduced
       by Distributor                 (325,171)                (59)               (97)                 --                  --
     Fees reduced by
       Investment Adviser             (112,272)                 --                 --             (61,555)           (197,638)
                                   -----------         -----------         ----------          ----------          ----------
     NET EXPENSES                   17,220,002          10,054,589          2,613,800           1,520,950             498,375
                                   -----------         -----------         ----------          ----------          ----------
 ............................................................................................................................
NET INVESTMENT INCOME               53,291,816          10,820,231          3,141,642           1,209,753             594,223
                                   -----------         -----------         ----------          ----------          ----------
 ............................................................................................................................
Net realized gains from
 investment
 transactions                            6,648              13,723             45,820               7,026                  --
                                   -----------         -----------         ----------          ----------          ----------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                   $53,298,464         $10,833,954         $3,187,462          $1,216,779          $  594,223
                                   -----------         -----------         ----------          ----------          ----------
                                   -----------         -----------         ----------          ----------          ----------

18    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF CHANGES IN NET ASSETS
.................................................................................

                                                          MONEY MARKET                               U.S. GOVERNMENT
                                                              FUND                                  MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                 FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED             YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2003     OCTOBER 31, 2002       OCTOBER 31, 2003     OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                        $   53,291,816       $   60,111,117         $   10,820,231       $ 23,640,123
  Net realized gains from investment
    transactions                                        6,648                1,036                 13,723            110,504
                                               --------------       --------------         --------------       ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                        53,298,464           60,112,153             10,833,954         23,750,627
                                               --------------       --------------         --------------       ------------
 ............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                        (2,554,240)          (5,825,616)            (3,803,262)       (10,171,901)
  Class B Shares                                         (969)                (533)                   (43)              (372)
  Class C Shares                                     (481,895)          (1,447,957)                    --                 --
  Class D (Private Investor) Shares                (7,433,761)         (14,452,169)            (5,073,635)        (9,810,437)
  Class I Shares (a)                              (34,939,960)         (23,766,530)                    --                 --
  Class Y Shares                                   (7,932,522)         (14,536,383)            (2,064,767)        (3,424,065)
                                               --------------       --------------         --------------     --------------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                        (53,343,347)         (60,029,188)           (10,941,707)       (23,406,775)
                                               --------------       --------------         --------------     --------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE
 TRANSACTIONS                                     810,591,224        2,041,590,689              5,142,384       (248,084,500)
                                               --------------       --------------         --------------     --------------
CHANGE IN NET ASSETS                              810,546,341        2,041,673,654              5,034,631       (247,740,648)
 ............................................................................................................................
NET ASSETS:
  Beginning of year                             4,300,177,872        2,258,504,218          1,561,726,371      1,809,467,019
                                               --------------       --------------         --------------     --------------
  End of year                                  $5,110,724,213       $4,300,177,872         $1,566,761,002     $1,561,726,371
                                               --------------       --------------         --------------     --------------
                                               --------------       --------------         --------------     --------------
  Accumulated (distributions in excess of)
    net investment income                      $      (43,745)      $        1,138         $       13,722     $      121,476
                                               --------------       --------------         --------------     --------------
                                               --------------       --------------         --------------     --------------

---------

(a) The Money Market Fund Class I Shares commenced operations on January 9,
    2002.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    19

HSBC INVESTOR FAMILY OF FUNDS

          All capital share transactions have been processed at a net asset value of $1.00 per share.
.................................................................................

                                                          MONEY MARKET                               U.S. GOVERNMENT
                                                              FUND                                  MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                 FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED             YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2003     OCTOBER 31, 2002       OCTOBER 31, 2003     OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                      $   506,348,864      $   469,286,717        $ 1,016,947,916      $ 693,188,068
  Reinvested                                        2,554,174            6,097,919              4,337,563         11,033,287
  Redeemed                                       (573,499,349)        (511,366,447)        (1,195,143,284)      (788,663,699)
                                              ---------------      ---------------        ---------------      -------------
CHANGE IN CLASS A (INVESTOR) SHARES               (64,596,311)         (35,981,811)          (173,857,805)       (84,442,344)
                                              ---------------      ---------------        ---------------      -------------
..............................................................................................................................
CLASS B SHARES:
  Issued                                              170,270              384,987                  1,339                560
  Reinvested                                              794                  292                     46                190
  Redeemed                                           (202,430)             (73,389)                    --           (128,959)
                                              ---------------      ---------------        ---------------      -------------
CHANGE IN CLASS B SHARES                              (31,366)             311,890                  1,385           (128,209)
                                              ---------------      ---------------        ---------------      -------------
..............................................................................................................................
CLASS C SHARES:
  Issued                                          670,091,462          552,451,847                     --                 --
  Reinvested                                          560,581            1,532,622                     --                 --
  Redeemed                                       (718,451,953)        (486,699,827)                    --                 --
                                              ---------------      ---------------        ---------------      -------------
CHANGE IN CLASS C SHARES                          (47,799,910)          67,284,642                     --                 --
                                              ---------------      ---------------        ---------------      -------------
..............................................................................................................................
CLASS D (PRIVATE INVESTOR) SHARES:
  Issued                                        2,264,062,948        1,352,387,799          1,686,587,381      1,457,497,337
  Reinvested                                        7,956,874           15,428,772              5,282,246          9,928,851
  Redeemed                                     (2,253,653,453)      (1,474,137,903)        (1,671,798,212)    (1,688,361,481)
                                              ---------------      ---------------        ---------------    ---------------
CHANGE IN CLASS D (PRIVATE INVESTOR) SHARES        18,366,369         (106,321,332)            20,071,415       (220,935,293)
                                              ---------------      ---------------        ---------------    ---------------
..............................................................................................................................
CLASS I SHARES (a):
  Issued                                       19,033,885,603        9,028,441,126                     --                 --
  Reinvested                                       11,582,519            2,820,084                     --                 --
  Redeemed                                    (18,129,395,481)      (6,830,837,483)                    --                 --
                                              ---------------      ---------------        ---------------     --------------
CHANGE IN CLASS I SHARES                          916,072,641        2,200,423,727                     --                 --
                                              ---------------      ---------------        ---------------     --------------
..............................................................................................................................
CLASS Y SHARES:
  Issued                                        1,906,311,953        2,233,637,642          1,325,832,385      1,555,295,244
  Reinvested                                        6,928,822           11,749,271                505,202          1,095,370
  Redeemed                                     (1,924,661,174)      (2,329,513,340)        (1,167,410,198)    (1,498,968,910)
                                              ---------------      ---------------        ---------------    ---------------
CHANGE IN CLASS Y SHARES                          (11,420,399)         (84,126,427)           158,927,389         57,421,704
                                              ---------------      ---------------        ---------------    ---------------
CHANGE IN SHARES                              $   810,591,024      $ 2,041,590,689        $     5,142,384    $  (248,084,142)
                                              ---------------      ---------------        ---------------    ---------------
                                              ---------------      ---------------        ---------------    ---------------

---------

(a) The Money Market Fund Class I Shares commenced operations on January 9,
    2002.

20    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

.................................................................................

                                                        NEW YORK TAX-FREE                             U.S. TREASURY
                                                        MONEY MARKET FUND                           MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED             YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2003     OCTOBER 31, 2002       OCTOBER 31, 2003     OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                         $  3,141,642         $  4,375,767           $  1,209,753        $ 1,109,093
  Net realized gains (losses) from
    investment transactions                           45,820              (19,226)                 7,026              3,123
                                                ------------         ------------           ------------       -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                        3,187,462            4,356,541              1,216,779          1,112,216
                                                ------------         ------------           ------------       ------------
.............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                         (664,531)          (1,210,141)              (298,782)           (33,290)
  Class B Shares                                         (44)                  (9)                    --                 --
  Class C Shares                                         (14)                  (2)                    --                 --
  Class D (Private Investor) Shares               (1,360,278)          (2,003,358)              (577,291)          (684,374)
  Class Y Shares                                  (1,115,951)          (1,146,831)              (359,365)          (389,396)
                                                ------------         ------------           ------------       ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                        (3,140,818)          (4,360,341)            (1,235,438)        (1,107,060)
                                                ------------         ------------           ------------       ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE
 TRANSACTIONS                                     38,737,773          100,278,651            (39,310,363)       240,107,183
                                                ------------         ------------           ------------       ------------
CHANGE IN NET ASSETS                              38,784,417          100,274,851            (39,329,022)       240,112,339
.............................................................................................................................
NET ASSETS:
  Beginning of year                              480,477,078          380,202,227            291,291,002         51,178,663
                                                ------------         ------------           ------------       ------------
  End of year                                   $519,261,495         $480,477,078           $251,961,980       $291,291,002
                                                ------------         ------------           ------------       ------------
                                                ------------         ------------           ------------       ------------
  Accumulated (distributions in excess of)
    net investment income                       $         --         $       (824)          $     (1,574)      $     17,085
                                                ------------         ------------           ------------       ------------
                                                ------------         ------------           ------------       ------------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    21

HSBC INVESTOR FAMILY OF FUNDS

          All capital share transactions have been processed at a net asset value of $1.00 per share.
.................................................................................

                                                        NEW YORK TAX-FREE                             U.S. TREASURY
                                                        MONEY MARKET FUND                           MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED             YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2003     OCTOBER 31, 2002       OCTOBER 31, 2003     OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                       $ 199,251,682        $ 211,003,544          $  63,830,313      $ 156,985,848
  Reinvested                                         689,141            1,141,477                321,045              1,357
  Redeemed                                      (196,544,546)        (191,970,807)          (147,591,076)          (511,999)
                                               -------------        -------------          -------------      -------------
CHANGE IN CLASS A (INVESTOR) SHARES                3,396,277           20,174,214            (83,439,718)       156,475,206
                                               -------------        -------------          -------------      -------------
..............................................................................................................................
CLASS B SHARES:
  Issued                                                  --               16,574                     --                 --
  Reinvested                                              --                   --                     --                 --
  Redeemed                                                --                   --                     --                 --
                                               -------------        -------------          -------------      -------------
CHANGE IN CLASS B SHARES                                  --               16,574                     --                 --
                                               -------------        -------------          -------------      -------------
.............................................................................................................................
CLASS C SHARES:
  Issued                                              23,949                   --                     --                 --
  Reinvested                                               9                    2                     --                 --
  Redeemed                                               (10)              (1,380)                    --                 --
                                               -------------        -------------          -------------      -------------
CHANGE IN CLASS C SHARES                              23,948               (1,378)                    --                 --
                                               -------------        -------------          -------------      -------------
.............................................................................................................................
CLASS D (PRIVATE INVESTOR) SHARES:
  Issued                                         471,888,609          469,206,614            812,165,338        274,545,963
  Reinvested                                       1,338,501            1,832,853                347,763            462,499
  Redeemed                                      (498,251,822)        (427,083,199)          (762,742,173)      (205,505,936)
                                               -------------        -------------          -------------      -------------
CHANGE IN CLASS D (PRIVATE INVESTOR) SHARES      (25,024,712)          43,956,268             49,770,928         69,502,526
                                               -------------        -------------          -------------      -------------
.............................................................................................................................
CLASS Y SHARES:
  Issued                                         690,180,132          367,578,478            316,143,014        149,132,838
  Reinvested                                         366,245              394,714                328,504            254,048
  Redeemed                                      (630,204,116)        (331,840,219)          (322,113,091)      (135,257,435)
                                               -------------        -------------          -------------      -------------
CHANGE IN CLASS Y SHARES                          60,342,261           36,132,973             (5,641,573)        14,129,451
                                               -------------        -------------          -------------      -------------
CHANGE IN SHARES                               $  38,737,774        $ 100,278,651          $ (39,310,363)     $ 240,107,183
                                               -------------        -------------          -------------      -------------
                                               -------------        -------------          -------------      -------------

22    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

          All capital share transactions have been processed at a net asset value of $1.00 per share.
.................................................................................

                                                                        CALIFORNIA TAX-FREE
                                                                         MONEY MARKET FUND
------------------------------------------------------------------------------------------------------
                                                                 FOR THE           FOR THE PERIOD
                                                                YEAR ENDED        JUNE 17, 2002 TO
                                                             OCTOBER 31, 2003     OCTOBER 31, 2002(a)
------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                                          $    594,223         $    341,320
  Net realized gains from investment transactions                          --                2,211
                                                                 ------------         ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                        594,223              343,531
                                                                 ------------         ------------
...................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class D (Private Investor) Shares                                  (572,710)            (336,160)
  Class Y Shares (b)                                                  (25,423)              (5,082)
                                                                 ------------         ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS                      (598,133)            (341,242)
                                                                 ------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS              (12,310,764)         100,709,400
                                                                 ------------         ------------
CHANGE IN NET ASSETS                                              (12,314,674)         100,711,689
....................................................................................................
NET ASSETS:
  Beginning of period                                             100,711,689                   --
                                                                 ------------         ------------
  End of period                                                  $ 88,397,015         $100,711,689
                                                                 ------------         ------------
                                                                 ------------         ------------
  Accumulated (distributions in excess of) net investment
    income                                                       $         (1)        $      3,909
                                                                 ------------         ------------
                                                                 ------------         ------------
....................................................................................................
SHARE TRANSACTIONS:
CLASS D (PRIVATE INVESTOR) SHARES:
  Issued                                                         $147,718,734         $168,054,576
  Reinvested                                                          639,427              241,904
  Redeemed                                                       (164,381,100)         (68,621,868)
                                                                 ------------         ------------
CHANGE IN CLASS D (PRIVATE INVESTOR) SHARES                       (16,022,939)          99,674,612
                                                                 ------------         ------------
....................................................................................................
CLASS Y SHARES (b):
  Issued                                                           17,669,593            6,039,393
  Redeemed                                                        (13,957,419)          (5,004,605)
                                                                 ------------         ------------
CHANGE IN CLASS Y SHARES                                            3,712,174            1,034,788
                                                                 ------------         ------------
CHANGE IN SHARES                                                 $(12,310,765)        $100,709,400
                                                                 ------------         ------------
                                                                 ------------         ------------

---------

(a) Period from commencement of operations.

(b) The California Tax-Free Money Market Fund Class Y Shares commenced operations on July 18, 2002.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    23

         HSBC INVESTOR MONEY MARKET FUND
--------------------------------------------------------------------------------
         FINANCIAL HIGHLIGHTS
.................................................................................

         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  INVESTMENT ACTIVITIES          DIVIDENDS
                                                 -----------------------   ----------------------
                                     NET ASSET
                                      VALUE,        NET       TOTAL FROM      NET
                                     BEGINNING   INVESTMENT   INVESTMENT   INVESTMENT     TOTAL
                                     OF PERIOD     INCOME     ACTIVITIES     INCOME     DIVIDENDS
-------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 1999 (a)      $1.00        0.04         0.04        (0.04)       (0.04)
Year ended October 31, 2000             1.00        0.05         0.05        (0.05)       (0.05)
Year ended October 31, 2001             1.00        0.04         0.04        (0.04)       (0.04)
Year ended October 31, 2002             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2003             1.00        0.01         0.01        (0.01)       (0.01)
-------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (a)      $1.00        0.02         0.02        (0.02)       (0.02)
Year ended October 31, 2002             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2003             1.00        0.00*        0.00*       (0.00)*      (0.00)*
-------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (a)      $1.00        0.02         0.02        (0.02)       (0.02)
Year ended October 31, 2002             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2003             1.00        0.00*        0.00*       (0.00)*      (0.00)*
-------------------------------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR) SHARES
Period ended October 31, 1999 (a)      $1.00        0.03         0.03        (0.03)       (0.03)
Year ended October 31, 2000             1.00        0.06         0.06        (0.06)       (0.06)
Year ended October 31, 2001             1.00        0.04         0.04        (0.04)       (0.04)
Year ended October 31, 2002             1.00        0.02         0.02        (0.02)       (0.02)
Year ended October 31, 2003             1.00        0.01         0.01        (0.01)       (0.01)
-------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2002 (a)      $1.00        0.02         0.02        (0.02)       (0.02)
Year ended October 31, 2003             1.00        0.01         0.01        (0.01)       (0.01)
-------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 1999 (a)      $1.00        0.05         0.05        (0.05)       (0.05)
Year ended October 31, 2000             1.00        0.06         0.06        (0.06)       (0.06)
Year ended October 31, 2001             1.00        0.05         0.05        (0.05)       (0.05)
Year ended October 31, 2002             1.00        0.02         0.02        (0.02)       (0.02)
Year ended October 31, 2003             1.00        0.01         0.01        (0.01)       (0.01)
-------------------------------------------------------------------------------------------------

                                                                            RATIOS/SUPPLEMENTARY DATA
                                                                -------------------------------------------------
                                                                                           RATIO OF
                                                                                             NET
                                                                NET ASSETS    RATIO OF    INVESTMENT    RATIO OF
                                     NET ASSET                  AT END OF     EXPENSES    INCOME TO     EXPENSES
                                     VALUE, END   TOTAL           PERIOD     TO AVERAGE    AVERAGE     TO AVERAGE
                                     OF PERIOD    RETURN         (000'S)     NET ASSETS   NET ASSETS   NET ASSETS
----------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 1999 (a)      $1.00      4.42%(b)      $  226,783     0.67%(c)     4.44%(c)     0.75%(c)(d)
Year ended October 31, 2000             1.00      5.60%            462,412     0.77%        5.53%        0.77%(d)
Year ended October 31, 2001             1.00      4.38%            426,886     0.74%        4.34%        0.74%
Year ended October 31, 2002             1.00      1.49%            390,920     0.72%        1.49%        0.72%
Year ended October 31, 2003             1.00      0.70%            326,320     0.71%        0.71%        0.71%(d)
-----------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (a)      $1.00      1.64%(b)(e)   $       19     1.34%(c)     2.81%(c)     1.34%(c)
Year ended October 31, 2002             1.00      0.64%(e)             331     1.32%        0.74%        1.32%
Year ended October 31, 2003             1.00      0.29%(e)             299     1.12%        0.29%        1.31%(d)
-----------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (a)      $1.00      1.59%(b)(e)   $  133,640     1.35%(c)     2.57%(c)     1.35%(c)
Year ended October 31, 2002             1.00      0.88%(e)         200,929     1.32%        0.86%        1.32%
Year ended October 31, 2003             1.00      0.30%(e)         153,124     1.10%        0.30%        1.31%(d)
-----------------------------------------------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR) SHARES
Period ended October 31, 1999 (a)      $1.00      2.69%(b)      $   46,863     0.59%(c)     4.56%(c)     0.62%(c)(d)
Year ended October 31, 2000             1.00      5.75%            398,720     0.62%        5.78%        0.62%
Year ended October 31, 2001             1.00      4.54%            913,924     0.59%        4.18%        0.59%
Year ended October 31, 2002             1.00      1.64%            807,638     0.57%        1.64%        0.57%
Year ended October 31, 2003             1.00      0.85%            825,998     0.56%        0.84%        0.56%(d)
-----------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2002 (a)      $1.00      1.54%(b)      $2,200,424     0.20%(c)     1.86%(c)     0.21%(c)(d)
Year ended October 31, 2003             1.00      1.22%          3,116,473     0.20%        1.19%        0.21%(d)
-----------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 1999 (a)      $1.00      4.76%(b)      $   73,672     0.31%(c)     4.77%(c)     0.40%(c)(d)
Year ended October 31, 2000             1.00      6.02%            227,093     0.37%        5.96%        0.37%(d)
Year ended October 31, 2001             1.00      4.80%            784,035     0.34%        4.39%        0.34%
Year ended October 31, 2002             1.00      1.89%            699,936     0.32%        1.88%        0.32%
Year ended October 31, 2003             1.00      1.10%            688,510     0.31%        1.10%        0.31%(d)
-----------------------------------------------------------------------------------------------------------------


  * Less than $0.005 per share.

(a) Class A (Investor) Shares commenced operations on November 13, 1998. Class B Shares commenced operations on April 4, 2001.
    Class C Shares commenced operations on March 23, 2001.
    Class D (Private Investor) Shares commenced operations on April 1, 1999. Class I Shares commenced operations on January 9, 2002.
    Class Y Shares commenced operations on November 12, 1998.

(b) Not annualized.

(c) Annualized.

(d) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

(e) Excludes redemption charge.

See notes to financial statements.

24    HSBC INVESTOR FAMILY OF FUNDS

         HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND

         FINANCIAL HIGHLIGHTS
.................................................................................

         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                 INVESTMENT ACTIVITIES
                                                -----------------------

                                    NET ASSET
                                     VALUE,        NET       TOTAL FROM
                                    BEGINNING   INVESTMENT   INVESTMENT
                                    OF PERIOD     INCOME     ACTIVITIES
-----------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1999           $1.00        0.04         0.04
Year ended October 31, 2000            1.00        0.05         0.05
Year ended October 31, 2001            1.00        0.04         0.04
Year ended October 31, 2002            1.00        0.01         0.01
Year ended October 31, 2003            1.00        0.01         0.01
-----------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 1999           $1.00        0.04         0.04
Year ended October 31, 2000            1.00        0.05         0.05
Year ended October 31, 2001            1.00        0.04         0.04
Year ended October 31, 2002            1.00        0.01         0.01
Year ended October 31, 2003            1.00        0.00*        0.00*
-----------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR) SHARES
Period ended October 31, 1999 (d)     $1.00        0.03         0.03
Year ended October 31, 2000            1.00        0.05         0.05
Year ended October 31, 2001            1.00        0.04         0.04
Year ended October 31, 2002            1.00        0.01         0.01
Year ended October 31, 2003            1.00        0.01         0.01
-----------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 1999           $1.00        0.05         0.05
Year ended October 31, 2000            1.00        0.06         0.06
Year ended October 31, 2001            1.00        0.05         0.05
Year ended October 31, 2002            1.00        0.02         0.02
Year ended October 31, 2003            1.00        0.01         0.01
-----------------------------------------------------------------------

                                                  DIVIDENDS
                                    -------------------------------------

                                                 NET REALIZED
                                       NET        GAINS FROM
                                    INVESTMENT    INVESTMENT      TOTAL
                                      INCOME     TRANSACTIONS   DIVIDENDS
-------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1999           (0.04)        (0.00)*       (0.04)
Year ended October 31, 2000           (0.05)        (0.00)*       (0.05)
Year ended October 31, 2001           (0.04)           --         (0.04)
Year ended October 31, 2002           (0.01)           --         (0.01)
Year ended October 31, 2003           (0.01)           --         (0.01)
-------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 1999           (0.04)        (0.00)*       (0.04)
Year ended October 31, 2000           (0.05)        (0.00)*       (0.05)
Year ended October 31, 2001           (0.04)           --         (0.04)
Year ended October 31, 2002           (0.01)           --         (0.01)
Year ended October 31, 2003           (0.00)*          --         (0.00)*
-------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR) SHARES
Period ended October 31, 1999 (d)     (0.03)        (0.00)*       (0.03)
Year ended October 31, 2000           (0.05)        (0.00)*       (0.05)
Year ended October 31, 2001           (0.04)           --         (0.04)
Year ended October 31, 2002           (0.01)           --         (0.01)
Year ended October 31, 2003           (0.01)           --         (0.01)
-------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 1999           (0.05)        (0.00)*       (0.05)
Year ended October 31, 2000           (0.06)        (0.00)*       (0.06)
Year ended October 31, 2001           (0.05)           --         (0.05)
Year ended October 31, 2002           (0.02)           --         (0.02)
Year ended October 31, 2003           (0.01)           --         (0.01)
-------------------------------------------------------------------------

                                                                          RATIOS/SUPPLEMENTARY DATA
                                                              --------------------------------------------------
                                                                                         RATIO OF
                                                                                            NET
                                    NET ASSET                 NET ASSETS    RATIO OF    INVESTMENT     RATIO OF
                                     VALUE,                   AT END OF     EXPENSES     INCOME TO     EXPENSES
                                     END OF     TOTAL           PERIOD     TO AVERAGE     AVERAGE     TO AVERAGE
                                     PERIOD     RETURN         (000'S)     NET ASSETS   NET ASSETS    NET ASSETS
----------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1999           $1.00     4.24%         $  932,874     0.66%         4.16%        0.66%
Year ended October 31, 2000            1.00     5.32%          1,024,292     0.75%         5.20%        0.75%
Year ended October 31, 2001            1.00     4.21%            864,287     0.73%         4.20%        0.73%
Year ended October 31, 2002            1.00     1.23%            780,008     0.72%         1.23%        0.72%
Year ended October 31, 2003            1.00     0.53%            606,108     0.72%         0.54%        0.72%
----------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 1999           $1.00     3.54%(e)      $   119.00     1.34%         3.49%        1.34%
Year ended October 31, 2000            1.00     4.72%(e)             119     1.32%         4.61%        1.32%
Year ended October 31, 2001            1.00     3.59%(e)             144     1.33%         3.49%        1.33%
Year ended October 31, 2002            1.00     0.62%(e)              16     1.32%         0.74%        1.32%
Year ended October 31, 2003            1.00     0.26%(e)              17     0.98%         0.26%        1.34%(a)
----------------------------------------------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR) SHARES
Period ended October 31, 1999 (d)     $1.00     2.53%(b)      $  465,526     0.60%(c)      4.26%(c)     0.60%(c)
Year ended October 31, 2000            1.00     5.47%            566,879     0.60%         5.36%        0.60%
Year ended October 31, 2001            1.00     4.37%            778,767     0.58%         4.25%        0.58%
Year ended October 31, 2002            1.00     1.38%            557,974     0.57%         1.39%        0.57%
Year ended October 31, 2003            1.00     0.68%            577,991     0.57%         0.66%        0.57%
----------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 1999           $1.00     4.57%         $   38,858     0.34%         4.47%        0.34%
Year ended October 31, 2000            1.00     5.74%            149,267     0.35%         5.71%        0.35%
Year ended October 31, 2001            1.00     4.63%            166,269     0.33%         4.52%        0.33%
Year ended October 31, 2002            1.00     1.63%            223,729     0.32%         1.62%        0.32%
Year ended October 31, 2003            1.00     0.94%            382,645     0.32%         0.93%        0.32%
----------------------------------------------------------------------------------------------------------------

 *  Less than $0.005 per share.

(a) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(b) Not annualized.

(c) Annualized.

(d) Class D (Private Investor) Shares commenced operations on April 1, 1999.

(e) Excludes redemption charge.


See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    25

         HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
         FINANCIAL HIGHLIGHTS
.................................................................................

         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  INVESTMENT ACTIVITIES          DIVIDENDS
                                                 -----------------------   ----------------------

                                     NET ASSET
                                      VALUE,        NET       TOTAL FROM      NET
                                     BEGINNING   INVESTMENT   INVESTMENT   INVESTMENT     TOTAL
                                     OF PERIOD     INCOME     ACTIVITIES     INCOME     DIVIDENDS
-------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1999            $1.00        0.02         0.02        (0.02)       (0.02)
Year ended October 31, 2000             1.00        0.03         0.03        (0.03)       (0.03)
Year ended October 31, 2001             1.00        0.02         0.02        (0.02)       (0.02)
Year ended October 31, 2002             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2003             1.00        0.00*        0.00*       (0.00)*      (0.00)*
-------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 1999 (a)        $1.00          --           --           --           --
Year ended October 31, 2000 (a)         1.00          --           --           --           --
Year ended October 31, 2001 (a)         1.00          --           --           --           --
Year ended October 31, 2002             1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2003             1.00        0.00*        0.00*       (0.00)*      (0.00)*
-------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (d)      $1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2002             1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2003             1.00        0.00*        0.00*       (0.00)*      (0.00)*
-------------------------------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR) SHARES
Period ended October 31, 1999 (d)      $1.00        0.02         0.02        (0.02)       (0.02)
Year ended October 31, 2000             1.00        0.03         0.03        (0.03)       (0.03)
Year ended October 31, 2001             1.00        0.03         0.03        (0.03)       (0.03)
Year ended October 31, 2002             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2003             1.00        0.01         0.01        (0.01)       (0.01)
-------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 1999            $1.00        0.03         0.03        (0.03)       (0.03)
Year ended October 31, 2000             1.00        0.04         0.04        (0.04)       (0.04)
Year ended October 31, 2001             1.00        0.03         0.03        (0.03)       (0.03)
Year ended October 31, 2002             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2003             1.00        0.01         0.01        (0.01)       (0.01)
-------------------------------------------------------------------------------------------------

                                                                           RATIOS/SUPPLEMENTARY DATA
                                                               --------------------------------------------------
                                                                                          RATIO OF
                                                                                             NET
                                     NET ASSET                 NET ASSETS    RATIO OF    INVESTMENT     RATIO OF
                                      VALUE,                   AT END OF     EXPENSES     INCOME TO     EXPENSES
                                      END OF     TOTAL           PERIOD     TO AVERAGE     AVERAGE     TO AVERAGE
                                      PERIOD     RETURN         (000'S)     NET ASSETS   NET ASSETS    NET ASSETS
-----------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1999            $1.00     2.36%          $113,583      0.70%         2.39%        0.70%
Year ended October 31, 2000             1.00     3.24%           134,841      0.73%         3.17%        0.73%
Year ended October 31, 2001             1.00     2.47%           126,585      0.72%         2.48%        0.72%
Year ended October 31, 2002             1.00     0.82%           146,759      0.70%         0.82%        0.70%
Year ended October 31, 2003             1.00     0.46%           150,169      0.70%         0.46%        0.70%
-----------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 1999 (a)        $1.00        --          $      0**       --            --           --
Year ended October 31, 2000 (a)         1.00        --                 0**       --            --           --
Year ended October 31, 2001 (a)         1.00        --                 0**       --            --           --
Year ended October 31, 2002             1.00     0.06%(b)             17      1.28%         0.19%        1.28%
Year ended October 31, 2003             1.00     0.27%(b)             17      0.89%         0.27%        1.28%(c)
-----------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (d)      $1.00     0.88%(b)(e)    $      1      1.37%(f)      1.40%(f)     1.37%(f)
Year ended October 31, 2002             1.00     0.14%(b)             --      1.16%         0.36%        1.33%(c)
Year ended October 31, 2003             1.00     0.06%(b)             24      0.71%         0.26%        1.30%(c)
-----------------------------------------------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR) SHARES
Period ended October 31, 1999 (d)      $1.00     1.50%(e)       $ 39,443      0.63%(f)      2.51%(f)     0.63%(f)
Year ended October 31, 2000             1.00     3.39%           100,291      0.58%         3.35%        0.58%
Year ended October 31, 2001             1.00     2.63%           182,326      0.57%         2.44%        0.57%
Year ended October 31, 2002             1.00     0.97%           226,280      0.55%         0.97%        0.55%
Year ended October 31, 2003             1.00     0.61%           201,277      0.55%         0.61%        0.55%
-----------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 1999            $1.00     2.70%          $ 11,986      0.38%         2.71%        0.38%
Year ended October 31, 2000             1.00     3.65%            42,306      0.33%         3.64%        0.33%
Year ended October 31, 2001             1.00     2.88%            71,289      0.32%         2.76%        0.32%
Year ended October 31, 2002             1.00     1.22%           107,422      0.30%         1.21%        0.30%
Year ended October 31, 2003             1.00     0.86%           167,776      0.30%         0.86%        0.30%
-----------------------------------------------------------------------------------------------------------------

   * Less than $0.005 per share.

  ** Less than $500.

 (a) During the period, Class B Shares had no operations. Net assets at the end of the period represent seed money.

 (b) Excludes redemption charge.

 (c) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

 (d) Class C Shares commenced operations on March 19, 2001. Class D (Private Investor) Shares commenced operations on April 1, 1999.

 (e) Not annualized.

 (f) Annualized.

See notes to financial statements.

26    HSBC INVESTOR FAMILY OF FUNDS

        HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------
        FINANCIAL HIGHLIGHTS
.................................................................................

        SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  INVESTMENT ACTIVITIES          DIVIDENDS
                                                 -----------------------   ----------------------

                                     NET ASSET
                                      VALUE,        NET       TOTAL FROM      NET
                                     BEGINNING   INVESTMENT   INVESTMENT   INVESTMENT     TOTAL
                                     OF PERIOD     INCOME     ACTIVITIES     INCOME     DIVIDENDS
-------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)      $1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2002             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2003             1.00        0.00*        0.00*       (0.00)*      (0.00)*
-------------------------------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR) SHARES
Period ended October 31, 2001 (b)      $1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2002             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2003             1.00        0.00*        0.00*       (0.00)*      (0.00)*
-------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001 (b)      $1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2002             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2003             1.00        0.01         0.01        (0.01)       (0.01)
-------------------------------------------------------------------------------------------------

                                                                          RATIOS/SUPPLEMENTARY DATA
                                                            -----------------------------------------------------
                                                                                       RATIO OF
                                                                                          NET
                                     NET ASSET              NET ASSETS    RATIO OF    INVESTMENT      RATIO OF
                                      VALUE,                AT END OF     EXPENSES     INCOME TO      EXPENSES
                                      END OF     TOTAL        PERIOD     TO AVERAGE     AVERAGE      TO AVERAGE
                                      PERIOD     RETURN      (000'S)     NET ASSETS   NET ASSETS    NET ASSETS(a)
----------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)      $1.00     1.10%(c)    $    186      0.80%(d)      2.39%(d)       1.16%(d)
Year ended October 31, 2002             1.00     1.00%        156,661      0.80%         0.83%          0.81%
Year ended October 31, 2003             1.00     0.35%         73,217      0.77%         0.38%          0.80%
----------------------------------------------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR) SHARES
Period ended October 31, 2001 (b)      $1.00     1.26%(c)    $ 28,282      0.65%(d)      2.58%(d)       0.98%(d)
Year ended October 31, 2002             1.00     1.15%         97,788      0.65%         1.09%          0.71%
Year ended October 31, 2003             1.00     0.50%        147,547      0.62%         0.46%          0.66%
----------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001 (b)      $1.00     1.40%(c)    $ 22,710      0.40%(d)      2.78%(d)       0.75%(d)
Year ended October 31, 2002             1.00     1.41%         36,841      0.40%         1.38%          0.51%
Year ended October 31, 2003             1.00     0.75%         31,199      0.36%         0.78%          0.39%
----------------------------------------------------------------------------------------------------------------

   * Less than $0.005 per share.

 (a) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

 (b) Class A (Investor) Shares commenced operations on May 24, 2001.
     Class D (Private Investor) Shares commenced operations on May 14, 2001. Class Y Shares commenced operations on May 11, 2001.

 (c) Not annualized.

 (d) Annualized.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    27

         HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
         FINANCIAL HIGHLIGHTS
.................................................................................

         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  INVESTMENT ACTIVITIES          DIVIDENDS
                                                 -----------------------   ----------------------

                                     NET ASSET
                                      VALUE,        NET       TOTAL FROM      NET
                                     BEGINNING   INVESTMENT   INVESTMENT   INVESTMENT     TOTAL
                                     OF PERIOD     INCOME     ACTIVITIES     INCOME     DIVIDENDS
-------------------------------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR) SHARES
Period ended October 31, 2002 (b)      $1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2003             1.00        0.01         0.01        (0.01)       (0.01)
-------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2002 (b)      $1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2003             1.00        0.01         0.01        (0.01)       (0.01)
-------------------------------------------------------------------------------------------------

                                                                          RATIOS/SUPPLEMENTARY DATA
                                                            -----------------------------------------------------
                                                                                       RATIO OF
                                                                                          NET
                                     NET ASSET              NET ASSETS    RATIO OF    INVESTMENT      RATIO OF
                                      VALUE,                AT END OF     EXPENSES     INCOME TO      EXPENSES
                                      END OF     TOTAL        PERIOD     TO AVERAGE     AVERAGE      TO AVERAGE
                                      PERIOD     RETURN      (000'S)     NET ASSETS   NET ASSETS    NET ASSETS(a)
----------------------------------------------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR) SHARES
Period ended October 31, 2002 (b)      $1.00     0.37%(c)    $99,677       0.40%(d)      0.99%(d)       0.71%(d)
Year ended October 31, 2003             1.00     0.59%        83,650       0.51%         0.60%          0.71%
----------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2002 (b)      $1.00     0.39%(c)    $ 1,035       0.09%(d)      1.37%(d)       0.45%(d)
Year ended October 31, 2003             1.00     0.84%         4,747       0.27%         0.78%          0.47%
----------------------------------------------------------------------------------------------------------------

  * Less than $0.005 per share.

(a) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(b) Class D (Private Investor) Shares commenced operations on June 17, 2002. Class Y Shares commenced operations on July 18, 2002.

(c) Not annualized.

(d) Annualized.

See notes to financial statements.

28    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2003
.................................................................................

1.  ORGANIZATION:

        The HSBC Investor Funds (the 'Trust'), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the 'Act'), as an open-end management investment company. The Trust contains the following funds (individually a 'Fund,' collectively the 'Funds'):

        FUND                                                    SHORT NAME
        ----                                                    ----------
        HSBC Investor Money Market Fund                         Money Market Fund
        HSBC Investor U.S. Government Money Market Fund         U.S. Government Money Market Fund
        HSBC Investor New York Tax-Free Money Market Fund       N.Y. Tax-Free Money Market Fund
        HSBC Investor U.S. Treasury Money Market Fund           U.S. Treasury Money Market Fund
        HSBC Investor California Tax-Free Money Market Fund     California Tax-Free Money Market Fund

        The Funds are separate series of the Trust and are part of the HSBC Investor Family of Funds. Financial statements for all other series of HSBC Investor Family of Funds are published separately.

        The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Funds are authorized to issue five classes of shares, Class A (Investor) Shares, Class B Shares, Class C Shares, Class D (Private Investor) Shares, and Class Y Shares. In addition, the Money Market Fund is authorized to issue Class I Shares. Each class of shares in each Fund has identical rights and privileges, except with respect to fees paid under shareholder servicing and/or distribution plans, management operational support fees, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

2.  SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

        Investments of the Funds are valued at amortized cost, which approximates value, except for investments in other money market funds, which are priced at net asset value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

    SECURITY TRANSACTIONS AND RELATED INCOME:

        Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

    REPURCHASE AGREEMENTS:

        The Funds may acquire repurchase agreements with an entity which is a member of the Federal Reserve System or which is a 'primary dealer' (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a fair value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

                                             HSBC INVESTOR FAMILY OF FUNDS    29

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

    LINE OF CREDIT:

        The Money Market Fund participates in a short-term, demand note agreement with HSBC Bank USA, an affiliate of the Investment Adviser. Under the agreement, the Money Market Fund may borrow up to $50 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

    EXPENSE ALLOCATION:

        Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the HSBC Investor Family of Funds in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class.

    DIVIDENDS TO SHAREHOLDERS:

        Dividends from net investment income are declared daily and paid monthly from each Fund. Dividends from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

        The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified to paid-in capital; temporary differences do not require reclassification.

    FEDERAL INCOME TAXES:

        Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify as a 'regulated investment company' under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

3.  RELATED PARTY TRANSACTIONS:

    INVESTMENT MANAGEMENT:

        HSBC Asset Management (Americas) Inc. ('HSBC' or the 'Investment Adviser'), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds' investments pursuant to an Investment Advisory Agreement. For its services, HSBC receives a fee, accrued daily and paid monthly, based on average daily net assets, at an annual rate of:

        FUND                                                          FEE RATE
        ----                                                          --------
        Money Market Fund...........................................    0.10%
        U.S. Government Money Market Fund...........................    0.10%
        N.Y. Tax-Free Money Market Fund.............................    0.10%
        U.S. Treasury Money Market Fund.............................    0.10%
        California Tax-Free Money Market Fund.......................    0.10%

        HSBC also provides operational support services to the Funds pursuant to an Operational Support Services Agreement. For its services, HSBC receives a fee, accrued daily and paid monthly, based on average daily net assets of

30    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

    Class A (Investor) Shares, Class B Shares, Class C Shares, Class D (Private Investor) Shares and Class Y Shares, at an annual rate of:

        FUND                                                          FEE RATE
        ----                                                          --------
        Money Market Fund...........................................    0.10%
        U.S. Government Money Market Fund...........................    0.10%
        N.Y. Tax-Free Money Market Fund.............................    0.05%
        U.S. Treasury Money Market Fund.............................    0.10%
        California Tax-Free Money Market Fund.......................    0.10%

    ADMINISTRATION:

        BISYS Fund Services Ohio, Inc. ('BISYS Ohio'), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Trust are affiliated, serves the Trust as Administrator. Such officers are paid no fees directly by the Funds for serving as officers of the Trust. Under the terms of the Administration Agreement, BISYS Ohio receives from the Funds a fee accrued daily and paid monthly at an annual rate of:

        BASED ON AVERAGE DAILY NET ASSETS                             FEE RATE
        ---------------------------------                             --------
        Up to $8 billion............................................   0.075%
        In excess of $8 billion but not exceeding $9.25 billion.....   0.070%
        In excess of $9.25 billion but not exceeding $12 billion....   0.050%
        In excess of $12 billion....................................   0.030%

        The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the HSBC Investor Family of Funds based upon its pro-rata share of net assets. BISYS Ohio may use its fees to pay advertising and marketing expenses for the benefit of the Funds.

    DISTRIBUTION PLAN:

        BISYS Fund Services Limited Partnership ('BISYS'), a wholly-owned subsidiary of The BISYS Group, Inc., serves the Trust as the Distributor (the 'Distributor'). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the 'Plan') pursuant to Rule 12b-1 of the Act. The Plan provides for a monthly payment of actual expenses by the Funds to the Distributor at a rate not to exceed 0.25%, 0.75%, 0.75% and 0.25% of the average daily net assets of Class A (Investor) Shares (currently not being charged), Class B Shares, Class C Shares and Class D (Private Investor) Shares (currently not being charged) of the Fund, respectively. This payment represents expenses incurred by the Distributor for marketing costs and services rendered in distributing each Fund's shares.

    SHAREHOLDER SERVICING:

        The Trust has entered into a Shareholder Servicing Agreement with its shareholder servicing agents (which currently consist of HSBC and its affiliates) for providing various shareholder services. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Servicing Agreement may not exceed 0.85%, 1.00%, 1.00% and 0.50% annually of each Fund's average daily net assets of Class A (Investor) Shares, Class B Shares, Class C Shares and Class D (Private Investor) Shares, respectively.

    FUND ACCOUNTING, TRANSFER AGENT, AND CUSTODIAN:

        BISYS Ohio provides fund accounting and transfer agency services for all classes of each Fund. In addition, HSBC serves as custodian for the Funds. For services to the Funds, BISYS Ohio receives an annual fee from each Fund accrued daily and paid monthly.

    EXPENSE REDUCTION:

        The Investment Adviser has agreed to limit the total expenses, exclusive of taxes, brokerage commissions and extraordinary expenses, of the Money Market Fund, U.S. Treasury Money Market Fund and California Tax-Free Money

                                             HSBC INVESTOR FAMILY OF FUNDS    31

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

    Market Fund. Each Fund Class has it's own expense limitations based on average daily net assets for any full fiscal year as follows:

        FUND                                                     CLASS                    EXPENSE LIMITATION
        ----                                                     -----                    ------------------
        Money Market Fund                                         I                              0.20%
        U.S. Treasury Money Market Fund                           A                              0.80
        U.S. Treasury Money Market Fund                           B                              1.40
        U.S. Treasury Money Market Fund                           C                              1.40
        U.S. Treasury Money Market Fund                           D                              0.65
        U.S. Treasury Money Market Fund                           Y                              0.40
        California Tax-Free Money Market Fund                     A                              0.80
        California Tax-Free Money Market Fund                     B                              1.40
        California Tax-Free Money Market Fund                     C                              1.40
        California Tax-Free Money Market Fund                     D                              0.65
        California Tax-Free Money Market Fund                     Y                              0.40

4.  CONCENTRATION OF CREDIT RISK:

        The N.Y. Tax-Free Money Market Fund and California Tax-Free Money Market Fund invest primarily in debt obligations issued by the State of New York and the State of California and their respective political subdivisions, agencies and public authorities. The Funds are more susceptible to economic and political factors adversely affecting issuers of New York and California specific municipal securities than are municipal money market funds that are not concentrated in these issuers to the same extent.

32    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

5.  FEDERAL INCOME TAX INFORMATION:

        The tax character of dividends paid by the Funds during the fiscal year ended October 31, 2003 were as follows:

                                                       DIVIDENDS PAID FROM
                                                     -----------------------
                                                                      NET
                                                                   LONG TERM      TOTAL                         TOTAL
                                                      ORDINARY      CAPITAL      TAXABLE      TAX EXEMPT      DIVIDENDS
                                                       INCOME        GAINS      DIVIDENDS    DISTRIBUTIONS     PAID(1)
                                                       ------        -----      ---------    -------------     -------
        Money Market Fund                            $55,932,535    $    --    $55,932,535    $       --     $55,932,535
        U.S. Government Money Market Fund             11,819,485         --     11,819,485            --      11,819,485
        N.Y. Tax-Free Money Market Fund                    2,596         --          2,596     3,388,670       3,391,266
        U.S. Treasury Money Market Fund                1,329,394         --      1,329,394            --       1,329,394
        California Tax-Free Money Market Fund                925         --            925       662,425         663,350

        As of October 31, 2003, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

                                                                                               ACCUMULATED
                                   UNDISTRIBUTED   UNDISTRIBUTED                               CAPITAL AND         TOTAL
                                     ORDINARY       TAX EXEMPT     ACCUMULATED    DIVIDENDS       OTHER         ACCUMULATED
                                      INCOME          INCOME        EARNINGS       PAYABLE       LOSSES      EARNINGS/(DEFICIT)
                                      ------          ------        --------       -------       ------      ------------------
        Money Market Fund           $3,517,608       $     --      $3,517,608    $(3,561,353)   $     --          $(43,745)
        U.S. Government Money
         Market Fund                   711,321             --         711,321       (697,599)         --            13,722
        N.Y. Tax-Free Money
         Market Fund                        --        199,784         199,784       (199,784)    (18,885)          (18,885)
        U.S. Treasury Money
         Market Fund                    66,216             --          66,216        (67,790)         --            (1,574)
        California Tax-Free Money
         Market Fund                        --         30,642          30,642        (30,643)         --                (1)

        As of October 31, 2003, the following Funds have net capital loss carryforwards, which are available to offset future realized gains.

                                                                      AMOUNT   EXPIRES
                                                                      ------   -------
        N.Y. Tax-Free Money Market Fund                               18,885    2010

---------

(1) Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

                                             HSBC INVESTOR FAMILY OF FUNDS    33

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and
Board of Trustees of
HSBC Investor Funds:

We have audited the accompanying statements of assets and liabilities of HSBC Investor Money Market Fund, HSBC Investor U.S. Government Money Market Fund, HSBC Investor New York Tax-Free Money Market Fund, HSBC Investor U.S. Treasury Money Market Fund and HSBC Investor California Tax-Free Money Market Fund (collectively, the Funds), including the schedules of portfolio investments, as of October 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of October 31, 2003, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of October 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Columbus, Ohio
December 15, 2003

34    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          BOARD OF TRUSTEES (UNAUDITED)
.................................................................................

The following table contains information regarding HSBC Investor Family of Funds Board of Trustees. Asterisks indicate those Trustees who are 'interested persons,' as defined in the Investment Company Act of 1940, as amended, of the Funds. The Funds' Statement of Additional Information includes additional information about the Trustees and is available by calling (888) 525-5757.

                                                                                                         NUMBER OF PORTFOLIOS
                                              TERM OF OFFICE AND                                             IN THE FUND
    NAME, ADDRESS            POSITION           LENGTH OF TIME            PRINCIPAL OCCUPATION(S)          COMPLEX OVERSEEN
       AND AGE          HELD WITH THE FUNDS  SERVED WITH THE FUNDS          DURING PAST 5 YEARS               BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Frederick C. Chen             Trustee        Indefinite; 13 years   Management Consultant, since 1988             28
P.O. Box 182845
Columbus, Ohio 43218
Age: 76
-----------------------------------------------------------------------------------------------------------------------------
Larry M. Robbins              Trustee        Indefinite; 16 years   Director for the Center of Teaching           28
P.O. Box 182845                                                     and Learning, University of
Columbus, Ohio 43218                                                Pennsylvania
Age: 64
-----------------------------------------------------------------------------------------------------------------------------
Alan S. Parsow                Trustee        Indefinite; 16 years   General Partner of Parsow                     28
P.O. Box 818                                                        Partnership, Ltd., since 1989
Elkhorn, NE 68022
Age: 53
-----------------------------------------------------------------------------------------------------------------------------
Michael Seely                 Trustee        Indefinite; 16 years   President of Investor Access                  28
475 Lexington Avenue                                                Corporation, 1978-present
New York, NY 10017
Age: 58
-----------------------------------------------------------------------------------------------------------------------------
Leslie E. Bains*              Trustee         Indefinite; 3 years   Executive Vice President, Republic            28
452 Fifth Avenue                                                    National Bank, 1993-1999; Senior
New York, NY 10018                                                  Executive Vice President, HSBC Bank
Age: 60                                                             USA, since 2000
-----------------------------------------------------------------------------------------------------------------------------


    NAME, ADDRESS       OTHER DIRECTORSHIPS
       AND AGE            HELD BY TRUSTEE
-------------------------------------------
Frederick C. Chen              None
P.O. Box 182845
Columbus, Ohio 43218
Age: 76
-------------------------------------------
Larry M. Robbins               None
P.O. Box 182845
Columbus, Ohio 43218
Age: 64
-------------------------------------------
Alan S. Parsow                 None
P.O. Box 818
Elkhorn, NE 68022
Age: 53
-------------------------------------------
Michael Seely                  None
475 Lexington Avenue
New York, NY 10017
Age: 58
-------------------------------------------
Leslie E. Bains*               None
452 Fifth Avenue
New York, NY 10018
Age: 60
-------------------------------------------

                                             HSBC INVESTOR FAMILY OF FUNDS    35

                               PRIVACY POLICY FOR
                              HSBC INVESTOR FUNDS

    THIS PRIVACY POLICY NOTICE SUMMARIZES THE COLLECTION AND DISCLOSURE OF NONPUBLIC PERSONAL INFORMATION ('INFORMATION') OF CUSTOMERS ('YOU') OF THE HSBC INVESTOR FAMILY OF FUNDS ('WE' OR 'US'). IF YOU ARE AN INDIVIDUAL SHAREHOLDER OF RECORD OF ANY SERIES OF THE FUNDS, WE CONSIDER YOU TO BE A CUSTOMER OF THE HSBC INVESTOR FAMILY OF FUNDS. SHAREHOLDERS PURCHASING OR OWNING SHARES OF ANY OF THE HSBC INVESTOR FAMILY OF FUNDS THROUGH THEIR BANK, BROKER, OR OTHER FINANCIAL INSTITUTION SHOULD CONSULT THAT FINANCIAL INSTITUTION'S PRIVACY POLICIES.

    WE COLLECT THE FOLLOWING CATEGORIES OF INFORMATION ABOUT YOU

    We collect Information about you from the following sources: information we receive from you on applications or other forms; information about your transactions with us, our affiliates, or others; and information we receive from a consumer reporting agency.

    WE DISCLOSE THE FOLLOWING CATEGORIES OF INFORMATION ABOUT YOU

    We do not disclose any Information about you or any former customer to anyone, except as permitted by law, including to our affiliates and third party service providers.

    WE DISCLOSE INFORMATION ABOUT YOU TO THE FOLLOWING TYPES OF THIRD PARTIES

    We may disclose Information about you and any former customer to our affiliates, which we consider to include HSBC Bank USA, HSBC Asset Management (Americas) Inc. and their affiliates, and to nonaffiliated third parties, as permitted by law.

    We may disclose all of the Information we collect to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

    PROTECTING THE SECURITY AND CONFIDENTIALITY OF YOUR INFORMATION

    We restrict access to Information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Information.

36    HSBC INVESTOR FAMILY OF FUNDS

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

HSBC INVESTOR FAMILY OF FUNDS:

INVESTMENT ADVISER
HSBC Asset Management (Americas) Inc.
452 Fifth Avenue
New York, NY 10018

SHAREHOLDER SERVICING AGENTS
 FOR HSBC BANK USA AND
 HSBC BROKERAGE (USA) INC. CLIENTS:
 HSBC Bank USA
 452 Fifth Avenue
 New York, NY 10018
 1-888-525-5757

 FOR ALL OTHER SHAREHOLDERS:
 HSBC Investor Funds
 P.O. Box 182845
 Columbus, OH 43218-2845
 1-800-782-8183

ADMINISTRATOR, TRANSFER AGENT,
DISTRIBUTOR, AND SPONSOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

CUSTODIAN
HSBC Bank USA
452 Fifth Avenue
New York, NY 10018

INDEPENDENT AUDITORS
KPMG LLP
191 West Nationwide Blvd.
Suite 500
Columbus, OH 43215

LEGAL COUNSEL
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006

The HSBC Investor Funds are distributed by BISYS Fund Services. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

HSB-0009                                                                 12/03

Annual Report

[GRAPHIC]

HSBC Investor
Family of Funds

October 31, 2003


HSBC Investor Limited Maturity Fund

HSBC Investor Fixed Income Fund
HSBC Investor Bond Fund

HSBC Investor New York
Tax-Free Bond Fund

HSBC Investor Balanced Fund

HSBC Investor Equity Fund

HSBC Investor Growth and Income Fund

HSBC Investor Mid-Cap Fund

HSBC Investor International Equity Fund
HSBC Investor Overseas Equity Fund

HSBC Investor Small Cap Equity Fund
HSBC Investor Opportunity Fund


HSBC [LOGO]

PORTFOLIO REVIEWS

HSBC INVESTOR FAMILY OF FUNDS
ANNUAL REPORT - OCTOBER 31, 2003

Glossary of Terms
President's Message                                                            1
Commentary From the Investment Manager                                         2
Portfolio Reviews                                                              4
Schedules of Portfolio Investments
        HSBC Investor New York Tax-Free Bond Fund                             22
        HSBC Investor Balanced Fund                                           24
        HSBC Investor Equity Fund                                             26
        HSBC Investor Growth and Income Fund                                  28
        HSBC Investor Mid-Cap Fund                                            29
Statements of Assets and Liabilities                                          31
Statements of Operations                                                      33
Statements of Changes in Net Assets                                           35
Financial Highlights                                                          47
Notes to Financial Statements                                                 59
Independent Auditors' Report                                                  68

HSBC INVESTOR PORTFOLIOS
Schedules of Portfolio Investments
        HSBC Investor Limited Maturity Portfolio                              69
        HSBC Investor Fixed Income Portfolio                                  71
        HSBC Investor International Equity Portfolio                          74
        HSBC Investor Small Cap Equity Portfolio                              79
Statements of Assets and Liabilities                                          81
Statements of Operations                                                      82
Statements of Changes in Net Assets                                           83
Financial Highlights                                                          85
Notes to Financial Statements                                                 86
Independent Auditors' Report                                                  90
Board of Trustees                                                             91
Privacy Policy                                                                92

GLOSSARY OF TERMS

Beta is a coefficient measuring a stock's relative volatility. The beta is the covariance of a stock in relation to the rest of the stock market. The S&P 500 Index has a beta coefficient of 1. Therefore, any stock with a higher beta is more volatile than the market, and any with a lower beta can be expected to rise and fall more slowly than the market.

CITIGROUP BROAD INVESTMENT-GRADE BOND FUND INDEX is an unmanaged market capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, corporate and mortgage securities. All issues mature in one year or more and have at least $50 million face amount outstanding for entry into the index.

GROSS DOMESTIC PRODUCT (GDP) is the monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX is an unmanaged broad based index comprised of investment grade, fixed-rate and tax-exempt securities with a remaining maturity of at least 7 years.

LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index generally representative of the investment-grade debt issues with at least one year to final maturity.

LEHMAN BROTHERS INTERMEDIATE AGGREGATE BOND INDEX is an unmanaged index generally representative of investment-grade issues with maturities between three and ten years.

LIPPER BALANCED FUNDS AVERAGE is comprised of managed funds that primarily conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%.

LIPPER GENERAL BOND FUNDS AVERAGE is comprised of managed funds that do not have quality or maturity restrictions and keep the bulk of assets in corporate and government debt issues.

LIPPER INTERMEDIATE INVESTMENT-GRADE DEBT FUNDS AVERAGE is an average of managed funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

LIPPER INTERNATIONAL FUNDS AVERAGE is comprised of managed funds that invest their assets in securities whose primary trading markets are outside of the United States.

LIPPER LARGE-CAP CORE FUNDS AVERAGE is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the Standard & Poor's Mid-Cap 400 Index.

LIPPER MID-CAP GROWTH FUNDS AVERAGE is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the Standard & Poor's Mid-Cap 400 Index.

LIPPER N.Y. MUNICIPAL BOND FUNDS AVERAGE is an average of managed funds that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in New York or a city in New York.

MORGAN STANLEY EUROPE, AUSTRALASIA AND FAR EAST (MSCI EAFE) INDEX is an unmanaged index that measures performance of a diverse range of developed countries in the indicated regions.

NASDAQ COMPOSITE INDEX is a market price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign common stocks and American Depositary Receipts.

THE RUSSELL UNIVERSE - In 1984, Russell created the Russell family of stock indices as part of a more accurate and comprehensive system for evaluating the performance of investment managers. Russell now maintains 21 U.S. stock indices and has launched similar broad-market and style indices in Canada and Japan. Today, more than $214 billion is invested in funds modeling Russell's U.S. indices, and more than $1 trillion in funds is benchmarked against the global family of Russell indices.

RUSSELL MIDCAP GROWTH INDEX is an unmanaged index which measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000 INDEX is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell universe.

RUSSELL 1000 GROWTH INDEX is an unmanaged index which measures the performance of 1,000 securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000 INDEX is an unmanaged index that generally representative of the performance of small-capitalization stocks.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged index that measures the performance of the stock market as a whole.

STANDARD & POOR'S MID CAP 400 INDEX is an unmanaged index that consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities. HSBC Investor Family of Funds

HSBC INVESTOR FAMILY OF FUNDS

PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

We are pleased to present you with the annual reports for the HSBC Investor Family of Funds for the year ended October 31, 2003. The report contains the following features:

*    Commentary From the Investment Manager

* Portfolio Reviews-investment strategy, performance overview and outlook for the coming months

* Schedules of Portfolio Investments-listing of the security holdings in each Fund

* Statements of Assets and Liabilities-summary of the assets and liabilities of each Fund

* Statements of Operations-summary of operations and its effect on the assets of each Fund

* Statements of Changes in Net Assets-summary of changes in net assets during the period

* Schedules of Capital Stock Activity-summary of capital and share transactions during the period

* Financial Highlights-per share summary of activity affecting net asset value per share

*    Notes to Financial Statements

Finally, we thank you for your continued confidence in us. We look forward to providing you with investment management services to meet your needs now and in the years ahead.

Sincerely,


Walter B. Grimm
Walter B. Grimm
President
December 2003


                                                 HSBC INVESTOR FAMILY OF FUNDS 1

COMMENTARY FROM THE INVESTMENT MANAGER

HSBC ASSET MANAGEMENT (AMERICAS) INC.

U.S. ECONOMIC REVIEW

The United States economy struggled during much of the 12-month period ended October 31, 2003, but staged a strong rebound near the end of the period. The Federal Reserve Board (the "Fed") lowered short-term interest rates by 0.5 percentage points in November 2002 in an attempt to stimulate the economy.

The economy continued to be hampered by weak corporate spending, however. The build-up to war with Iraq weighed on business investment, as the uncertainty of the political environment caused business leaders to delay spending initiatives. Corporations cut costs by laying off workers, causing the unemployment rate to reach a nine-year high of 6.4% during the second calendar quarter.

Many economists in June became concerned about the potential for deflation, leading the Fed to cut interest rates again, by 0.25 percentage points. Corporations increased spending late in the year, helping fuel 7.2% annualized Gross Domestic Product (the "GDP")(1) growth during the three months through September.

Strong consumer spending buttressed the economy during the early part of the period. Rising unemployment was offset by gains in worker productivity, which supported wage growth. Consumers also took advantage of the lowest long-term interest rates in 45 years to refinance mortgages, which freed up cash and supported purchases of large items such as automobiles. Consumer spending dipped during the final months of the period, after interest rates rose and the rate of refinancing slowed.

Corporate profits improved markedly. Corporations cleaned up their balance sheets and lowered interest costs by refinancing the high debt burdens they had taken on during the economic expansion. Lower interest expenses combined with other cost reductions helped to improve cash flow and earnings for many firms. The dollar weakened versus other currencies during the period, boosting U.S. exports and improving conditions for manufacturing firms. The three months ended in September marked the sixth consecutive quarter of improving corporate profits.

GLOBAL ECONOMIC REVIEW

European economies struggled during the period. Many European economies suffered from weak U.S. imports, as the euro's strength against the dollar made European products relatively expensive. The German economy was especially weak, as high taxes and labor costs restrained growth. Economic-forecasting data such as Germany's business confidence index improved during the quarter, however. The U.K.'s economy stayed somewhat stronger than continental Europe's, thanks to strength in housing and consumer spending.

Severe acute respiratory syndrome (SARS) hurt Asian economies early in the year. Fears about the highly-contagious disease drastically reduced travel and business activity throughout many parts of the region, particularly China and Hong Kong. Meanwhile, Japan's economy continued to suffer from massive levels of bad debt. Japanese business spending picked up late in the period, helping fuel an economic rebound in that country.

Emerging economies were mixed. Export-oriented economies such as Taiwan's suffered from the weak dollar and low U.S. business spending. But countries with strong domestic markets, such as South Korea, remained somewhat insulated from the global economy's weakness. Latin American economies improved somewhat. Brazil's president adopted moderate economic positions that helped stabilize the country's currency, while Argentina's economy gradually improved from its collapse of 2001 and 2002.

Market Environment

The U.S. stock market rallied to begin the period, as investors hoped that the Fed's interest-rate cut and improved corporate profits marked the beginning of an economic recovery. Weak economic data and tensions with Iraq caused stocks to decline in December, however. Technology stocks led the market, due to signs that demand was recovering in that sector. Meanwhile, investors favored the relative stability of large-cap stocks.

--------------------------------------------------------------------------------
(1) FOR ADDITIONAL INFORMATION, PLEASE SEE THE GLOSSARY OF TERMS.

2 HSBC INVESTOR FAMILY OF FUNDS

HSBC ASSET MANAGEMENT (AMERICAS) INC.


That pattern repeated itself during the first quarter of 2003: Stocks rallied on hopes of an economic recovery, then retreated due to signs of economic weakness and saber-rattling between the U.S. and Iraq. Large caps and technology stocks again led the market.

The stock market surged after the U.S. invasion of Iraq, in part because the invasion did not create any of the worst-case scenarios experts had feared, such as the destruction of Iraq's oil fields or the use of chemical or biological weapons. Investors anticipated a quick resolution to the war would lead to an economic recovery, and they bid up prices of stocks most likely to benefit from a recovery. Such shares included small caps, which often lead the market heading into an economic rebound. Some lower-quality firms with weak balance sheets and little or no earnings also benefited from the economic outlook, as did stocks in highly-cyclical sectors such as technology. Conversely, sectors not closely tied to the economy, such as consumer staples, fared relatively poorly.

Those trends continued through August. Shares of lower-quality firms surged, small caps outperformed larger shares, and technology stocks led the market. Stocks declined in September, as investors took profits following the rally, but share prices gained again in October amid signs of accelerating economic growth.

European markets generally trailed the S&P 500 on a local-currency basis during the period. However, weakness in the U.S. dollar caused European markets to perform in-line or better on a dollar basis.

Asian markets suffered in the spring from Japan's economic weakness and the effects of the SARS epidemic. However, Japan, Hong Kong and China showed signs of economic strength late in the period, helping boost stocks in that region.

Treasury securities performed well through the spring, as Fed action, the run-up to war and fears about deflation helped push yields lower. Signs of economic strength in July led to a dramatic rise in yields on long-term Treasury bonds, as the likelihood increased that an economic recovery would lead to an up-tick in inflation. The yield on the 10-year Treasury bond gained 0.9 percentage points in July, and then declined during ensuing months. Short-term Treasuries were more stable, anchored by the Fed's decision to maintain low short-term interest rates.

Corporate bonds led the fixed-income markets. Investors faced with the lowest interest rates in a generation favored the high yields available on lower-quality issues. Lower-quality bonds also got a boost from the resurgent economy, which made investors more confident that weaker firms would be able to pay their debts. Those trends caused an inverse relationship between credit quality and performance. Emerging-markets bonds also benefited from investors' pursuit of higher yields.

                                                 HSBC INVESTOR FAMILY OF FUNDS 3

PORTFOLIO REVIEWS

HSBC INVESTOR LIMITED MATURITY FUND
(CLASS A (INVESTOR) SHARES, B SHARES, C SHARES AND Y SHARES)

by John B. Cuccia
Portfolio Manager
HSBC Asset Management (Americas) Inc.

The HSBC Investor Limited Maturity Fund (the "Fund") seeks to realize above-average total return, consistent with reasonable risk, by investing in a diversified investment grade portfolio of U.S. government obligations, corporate bonds and mortgage-backed securities. The Fund utilizes a two tier structure, commonly known as "master-feeder," in which the Fund invests all of its investable assets in the HSBC Investor Limited Maturity Portfolio (the "Portfolio").

The Fund returned 3.97%, (without sales charge) for the Class A (Investor) Shares and 4.12%, for the Class Y Shares during the year ended October 31, 2003. That compared to a return of 4.27% and 5.61% for the Fund's benchmark the Lehman Brothers Intermediate Aggregate Bond Index.(1)

The U.S. markets were taken by surprise back on November 6 when the Fed decided to lower their target interest rate by a larger than expected 50 basis points to a rate of 1.25% at their scheduled FOMC meeting. They also decided to change their bias to neutral, indicating no further anticipated moves in the near term. The U.S. bond market initially responded with higher yields as the U.S. equity market rallied. However, as 2002 drew to a close the Fixed Income market finished on a high note as yields declined.

With the start of the New Year, the U.S. economy proved weaker than previously anticipated as initial estimates for fourth quarter GDP1 grew at only a 0.7% annual pace. The U.S. dollar declined against a broad index of currencies. Bond yields moved higher as many investors abroad reduced their investments in dollar denominated assets. As the year progressed, the economy did show some signs of strength, mainly in the housing sector and in retail sales. Fourth quarter GDP was later revised upward to a reading of 1.4%, but many investors began to question whether the consumer would continue to spend in an economy with a deteriorating labor market, weakening consumer confidence and contracting manufacturing.

Toward the end of the first quarter, heightened geo-political risk became the main driver as the countdown to and inception of the war in Iraq diminished economic expectations. For most of the second quarter, financial markets remained volatile, economic data remained weak as the war, and severe winter weather hindered the consumer. Many investors felt the military campaign in Iraq would last two to four months, but then by the second week of April, Baghdad fell. Nonetheless, with a swift conclusion to the war, not all was well. The economy did not get the instant magical post war bounce for which investors were hoping. Many investors believed in order to stimulate the economy further, the Federal Reserve would implement non-conventional monetary policy methods aimed at the longer end of the yield curve. U.S. Treasury 10-year and 30-year yields declined to the lowest level during the review period to end the month of May yielding 3.37% and 4.38%, roughly 50 basis points lower from were they began the year.

During the second half of the review period, the economy improved and bond yields moved higher. The manufacturing sector signaled expansion, while jobs were being created instead of lost. The Fed lowered their target interest rate again, to a 45-year low of 1%. In addition, Fed Chairman Alan Greenspan kept reiterating that monetary policy would remain accommodative for a considerable period. By the end of the review period, third-quarter GDP was released and exceeded all analysts' expectation, showing growth at a 7.2% annual rate, the fastest since the first quarter of 1984. The economy was firing on all cylinders from the demand side as strength was seen across the board.

At their most recent FOMC meeting, the Fed left their target rate unchanged at 1% and maintained their split balance of risk assessment, remained neutral on economic growth but saw the risks on the price level as still leaning toward disinflation. They also reiterated that policy would remain accommodative for a "considerable period". We feel the Federal Reserve moves to dismantle their current policy outlook slowly, remaining on hold over the next three months and increasing only gradually, by approximately 50 basis points in 2004. We remain constructive on the corporate sector, as fundamental and technical factors are positive and should remain entrenched. As such, the Fund's interest rate profile and credit exposure will be positioned accordingly.

During the past year, the Fund made use of duration, sector, and credit calls to add additional yield to the Fund. We made use of various sectors (U.S. Treasury, U.S. agency, mortgages, and corporate bonds) to find favorable relative spread values and used U.S. Treasury securities to adjust our duration positions. On the credit side, we bought and sold "A" and "BBB" rated corporate bonds during the year, which generated additional yield to the Fund. As the review period ended, we held a slight overweight in duration as well as in corporate bonds & U.S. agency securities.*

--------------------------------------------------------------------------------
(1) For additional information, please refer to the Glossary of Terms.
 *  Portfolio composition is subject to change.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. For more information about the HSBC Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

4 HSBC INVESTOR FAMILY OF FUNDS

PORTFOLIO REVIEWS

HSBC INVESTOR LIMITED MATURITY FUND - AS OF OCTOBER 31, 2003

VALUE OF A $10,000 INVESTMENT

[PERFORMANCE GRAPH]


                         HSBC Investor Limited        Lehman Brothers
                         Maturity Fund Class A        Intermediate Aggregate
                         (Investor)2                  Bond Index
2/7/2001                            9526                      10000
                                    9645                      10079
                                    9691                      10147
                                    9670                      10138
                                    9706                      10199
                                    9732                      10230
                                    9924                      10430
                                   10007                      10532
                                   10199                      10689
                                   10362                      10854
                                   10233                      10747
12/31/2001                         10160                      10695
                                   10208                      10771
                                   10292                      10874
                                   10081                      10730
                                   10219                      10922
                                   10319                      11018
                                   10355                      11115
                                   10481                      11248
                                   10608                      11383
                                   10775                      11536
                                   10708                      11529
                                   10681                      11515
12/31/2002                         10900                      11712
                                   10884                      11724
                                   11030                      11854
                                   11001                      11861
                                   11077                      11934
                                   11257                      12082
                                   11258                      12085
                                   10949                      11794
                                   10989                      11844
                                   11230                      12106
10/31/2003                         11133                      12021







VALUE OF A $10,000 INVESTMENT

[PERFORMANCE GRAPH]


                                                        Lehman Brothers
                     HSBC Investor Limited              Intermediate Aggregate
                     Maturity Fund Class Y              Bond Index
1/23/2001                   10000                            10000
                            10077                            10100
                            10175                            10079
                            10237                            10147
                            10217                            10138
                            10248                            10199
                            10278                            10230
                            10494                            10430
                            10597                            10532
                            10813                            10689
                            10978                            10854
                            10843                            10747
12/31/2001                  10768                            10695
                            10821                            10771
                            10913                            10874
                            10702                            10730
                            10840                            10922
                            10958                            11018
                            10988                            11115
                            11135                            11248
                            11261                            11383
                            11452                            11536
                            11383                            11529
                            11356                            11515
12/31/2002                  11581                            11712
                            11566                            11724
                            11734                            11854
                            11706                            11861
                            11778                            11934
                            11972                            12082
                            11975                            12085
                            11649                            11794
                            11695                            11844
                            11954                            12106
10/31/2003                  11852                            12021








The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURN

                                                          INCEPTION     1          SINCE
AS OF OCTOBER 31, 2003                                      DATE       YEAR      INCEPTION
------------------------------------------------------------------------------------------
HSBC Investor Limited Maturity Fund Class A (Investor)(2)   2/7/01     -0.97%      4.01%
HSBC Investor Limited Maturity Fund Class B(3)              2/15/01    -0.81%      4.42%
HSBC Investor Limited Maturity Fund Class C(4)              2/13/01     2.29%      5.05%
HSBC Investor Limited Maturity Fund Class Y                 1/23/01     4.12%      6.33%

(2) Reflects the maximum sales charge of 4.75%
(3) Reflects the contingent deferred sales charge maximum of 4.00%.
(4) Reflects the contingent deferred sales charge maximum of 1.00%.
--------------------------------------------------------------------------------
The Fund is measured against the Lehman Brothers Intermediate
Aggregate Bond Index, an unmanaged index generally representative of investment-grade issues with maturities between three and ten years.
The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment
Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. For more information about the HSBC Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

                                                 HSBC INVESTOR FAMILY OF FUNDS 5

PORTFOLIO REVIEWS

HSBC INVESTOR FIXED INCOME FUND
HSBC INVESTOR BOND FUND (CLASS A (INVESTOR) SHARES, B SHARES AND C SHARES) by Edward Merkle
Senior Portfolio Manager, Managing Director
HSBC Asset Management (Americas) Inc.

The HSBC Investor Fixed Income Fund and the HSBC Investor Bond Fund (the "Funds") seek to provide investors with above-average total return, consistent with reasonable risk, through investments in a diversified portfolio of fixed-income securities. The Funds utilize a two-tier structure, commonly known as a "master-feeder," in which the Funds invest all of their investable assets in the HSBC Investor Fixed Income Portfolio (the "Portfolio").

For the year ended October 31, 2003, the shares of the HSBC Investor Fixed Income Fund produced a 5.71% return, and the Class A (Investor) Shares of the HSBC Investor Bond Fund returned 5.17% (without sales charge). That compared to a 4.99% and 6.92% return for the Funds' benchmark, the Citigroup Broad Investment-Grade Bond Fund Index and the Funds' peer group, the Lipper General Bond Funds Average1, respectively.

The U.S. markets were taken by surprise back on November 6 when the Fed decided to lower their target interest rate by a larger than expected 50 basis points to a rate of 1.25% at their scheduled FOMC meeting. They also decided to change their bias to neutral, indicating no further anticipated moves in the near term. The U.S. bond market initially responded with higher yields as the U.S. equity market rallied. However, as 2002 drew to a close the Fixed Income market finished on a high note as yields declined.

With the start of the New Year, the U.S. economy proved weaker than previously anticipated as initial estimates for fourth quarter GDP1 grew at only a 0.7% annual pace. The U.S. dollar declined against a broad index of currencies. Bond yields moved higher as many investors abroad reduced their investments in dollar denominated assets. As the year progressed, the economy did show some signs of strength, mainly in the housing sector and in retail sales. Fourth quarter GDP was later revised upward to a reading of 1.4%, but many investors began to question whether the consumer would continue to spend in an economy with a deteriorating labor market, weakening consumer confidence and contracting manufacturing.

Toward the end of the first quarter, heightened geo-political risk became the main driver as the countdown to and inception of the war in Iraq diminished economic expectations. For most of the second quarter, financial markets remained volatile, economic data remained weak as the war, and severe winter weather hindered the consumer. Many investors felt the military campaign in Iraq would last two to four months, but then by the second week of April, Baghdad fell. Nonetheless, with a swift conclusion to the war, not all was well. The economy did not get the instant magical post war bounce for which investors were hoping. Many investors believed in order to stimulate the economy further, the Federal Reserve would implement non-conventional monetary policy methods aimed at the longer end of the yield curve. U.S. Treasury 10-year and 30-year yields declined to the lowest level during the review period to end the month of May yielding 3.37% and 4.38%, roughly 50 basis points lower from were they began the year.

During the second half of the review period, the economy improved and bond yields moved higher. The manufacturing sector signaled expansion, while jobs were being created instead of lost. The Fed lowered their target interest rate again, to a 45-year low of 1%. In addition, Fed Chairman Alan Greenspan kept reiterating that monetary policy would remain accommodative for a considerable period. By the end of the review period, third-quarter GDP was released and exceeded all analysts' expectation, showing growth at a 7.2% annual rate, the fastest since the first quarter of 1984. The economy was firing on all cylinders from the demand side as strength was seen across the board.

At their most recent FOMC meeting, the Fed left their target rate unchanged at 1% and maintained their split balance of risk assessment, remained neutral on economic growth but saw the risks on the price level as still leaning toward disinflation. They also reiterated that policy would remain accommodative for a "considerable period". We feel the Federal Reserve moves to dismantle their current policy outlook slowly, remaining on hold over the next three months and increasing only gradually, by 50 basis points in 2004. We remain constructive on the corporate sector, as fundamental and technical factors are positive and should remain entrenched. As such, the Fund's interest rate profile and credit exposure will be positioned accordingly.

During the past year, the Fund made use of duration, sector, and credit calls to add additional yield to the Fund. We made use of various sectors (U.S. Treasury, U.S. agency, mortgages, and corporate bonds) to find favorable relative spread values and used U.S. Treasury securities to adjust our duration positions. On the credit side, we bought and sold "A" and "BBB" rated corporate bonds during the year, which generated additional yield to the Fund. As the review period ended, we held a slight overweight in duration as well as in corporate bonds & U.S. agency securities.*

--------------------------------------------------------------------------------
(1) For additional information, please refer to the Glossary of Terms.
 *  Portfolio composition is subject to change.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
Performance is as of date indicated and may differ from current performance due to market volatility. For more information about the HSBC
Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

6 HSBC INVESTOR FAMILY OF FUNDS

PORTFOLIO REVIEWS

HSBC INVESTOR FIXED INCOME FUND
HSBC INVESTOR BOND FUND - AS OF OCTOBER 31, 2003

VALUE OF A $10,000 INVESTMENT

[PERFORMANCE GRAPH]


                                                        Citigroup Broad
                  HSBC Investor Fixed                   Investment-Grade Bond
                  Income Fund                           Fund Index
1/9/1995                10000                                   10000
                        10119                                   10207
                        10340                                   10446
                        10445                                   10506
                        10535                                   10650
                        10983                                   11073
                        11018                                   11151
                        10995                                   11128
                        11173                                   11256
                        11298                                   11362
                        11444                                   11514
                        11601                                   11694
12/31/1995              11741                                   11855
                        11839                                   11936
                        11640                                   11733
                        11573                                   11648
                        11533                                   11563
                        11506                                   11556
                        11649                                   11706
                        11609                                   11737
                        11736                                   11720
                        11926                                   11924
                        12153                                   12192
                        12389                                   12394
12/31/1996              12433                                   12284
                        12322                                   12332
                        12435                                   12345
                        12311                                   12221
                        12351                                   12395
                        12556                                   12512
                        12785                                   12661
                        13067                                   13004
                        12987                                   12893
                        13194                                   13082
                        13291                                   13270
                        13354                                   13332
12/31/1997              13463                                   13468
                        13613                                   13641
                        13609                                   13632
                        13658                                   13685
                        13685                                   13756
                        13841                                   13887
                        13893                                   14002
                        13949                                   14031
                        13979                                   14247
                        14228                                   14582
                        14124                                   14516
                        14338                                   14596
12/31/1998              14384                                   14642
                        14525                                   14750
                        14286                                   14491
                        14391                                   14574
                        14472                                   14623
                        14299                                   14489
                        14181                                   14439
                        14057                                   14382
                        14018                                   14371
                        14233                                   14543
                        14267                                   14587
                        14310                                   14587
12/31/1999              14229                                   14520
                        14188                                   14479
                        14371                                   14648
                        14495                                   14838
                        14441                                   14794
                        14334                                   14781
                        14712                                   15090
                        14841                                   15228
                        15046                                   15445
                        15205                                   15550
                        15261                                   15649
                        15467                                   15903
12/31/2000              15827                                   16203
                        16205                                   16470
                        16317                                   16616
                        16372                                   16703
                        16381                                   16625
                        16501                                   16734
                        16539                                   16789
                        16845                                   17177
                        17058                                   17366
                        17124                                   17581
                        17567                                   17935
                        17395                                   17687
12/31/2001              17269                                   17584
                        17400                                   17722
                        17563                                   17892
                        17216                                   17596
                        17481                                   17929
                        17664                                   18082
                        17692                                   18215
                        17905                                   18432
                        18204                                   18754
                        18436                                   19053
                        18261                                   18967
                        18339                                   18964
12/31/2002              18744                                   19358
                        18785                                   19372
                        19045                                   19648
                        19013                                   19630
                        19208                                   19803
                        19633                                   20168
                        19544                                   20133
                        18799                                   19452
                        18924                                   19585
                        19515                                   20098
10/31/2003              19304                                   19913








VALUE OF A $10,000 INVESTMENT

[PERFORMANCE GRAPH]



                                                         Citigroup Broad
                     HSBC Investor Bond                  Investment-Grade Bond
                     Fund Class A (Investor)2            Fund Index

 8/26/1996                    9524                             10000
                              9466                             10100
                              9652                             10174
                              9868                             10403
                             10095                             10575
12/31/1996                    9997                             10481
                             10029                             10522
                             10078                             10533
                              9958                             10427
                             10102                             10576
                             10197                             10676
                             10314                             10803
                             10583                             11095
                             10499                             11000
                             10628                             11162
                             10723                             11322
                             10760                             11375
12/31/1997                   10845                             11491
                             10967                             11639
                             10950                             11631
                             11007                             11677
                             11066                             11737
                             11139                             11849
                             11177                             11947
                             11207                             11972
                             11227                             12156
                             11459                             12442
                             11346                             12386
                             11517                             12454
12/31/1998                   11539                             12493
                             11662                             12585
                             11461                             12364
                             11542                             12435
                             11602                             12477
                             11464                             12362
                             11362                             12320
                             11256                             12271
                             11230                             12262
                             11389                             12409
                             11423                             12446
                             11441                             12446
12/31/1999                   11391                             12389
                             11341                             12354
                             11479                             12498
                             11562                             12660
                             11524                             12623
                             11442                             12611
                             11743                             12875
                             11830                             12993
                             11990                             13178
                             12113                             13268
                             12152                             13352
                             12313                             13568
12/31/2000                   12599                             13825
                             12887                             14053
                             12971                             14177
                             12996                             14251
                             13009                             14185
                             13086                             14278
                             13122                             14325
                             13350                             14656
                             13515                             14817
                             13563                             15000
                             13903                             15303
                             13769                             15091
12/31/2001                   13659                             15003
                             13759                             15121
                             13883                             15266
                             13608                             15013
                             13801                             15298
                             13940                             15428
                             13968                             15541
                             14119                             15726
                             14352                             16002
                             14518                             16256
                             14382                             16183
                             14451                             16180
12/31/2002                   14756                             16516
                             14780                             16529
                             14982                             16764
                             14948                             16748
                             15097                             16896
                             15417                             17208
                             15351                             17178
                             14760                             16596
                             14852                             16710
                             15304                             17148
10/31/2003                   15125                             16990











The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

AVERAGE ANNUAL TOTAL RETURN

                                                        INCEPTION     1         5         SINCE
AS OF OCTOBER 31, 2003                                    DATE       YEAR     YEAR       INCEPTION
--------------------------------------------------------------------------------------------------
HSBC Investor Fixed Income Fund                          1/9/95      5.71%     6.45%       7.75%
HSBC Investor Bond Fund Class A (Investor)(2)           8/26/96      0.15%     4.90%       5.93%
HSBC Investor Bond Fund Class B(3)                       1/6/98      0.38%     5.15%       4.92%
HSBC Investor Bond Fund Class C(4)                      11/4/98      3.39%      N/A        5.20%

(2) Reflects the maximum sales charge of 4.75%.
(3) Reflects the contingent deferred sales charge maximum of 4.00%.
(4) Reflects the contingent deferred sales charge maximum of 1.00%.
--------------------------------------------------------------------------------
The Funds are measured against the Citigroup Broad Investment-Grade
Bond Fund Index, an unmanaged market capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, corporate and mortgage securities. All issues mature in one year or more and have at least $50 million face amount outstanding for entry into the index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment
Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. For more information about the HSBC Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

                                                 HSBC INVESTOR FAMILY OF FUNDS 7

Portfolio Reviews

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND'D'
(CLASS A (INVESTOR) SHARES, B SHARES, C SHARES AND Y SHARES)

by Jerry Samet
Senior Fixed Income Portfolio Manager
HSBC Asset Management (Americas) Inc.

The HSBC Investor New York Tax-Free Bond Fund (the "Fund") seeks to provide shareholders with income exempt from regular, federal, New York state and New York city personal income taxes.

The Fund posted a total return of 4.57% (without sales charge) for Class A (Investor) shares and 4.84% for the Class Y Shares for the year ended October 31, 2003. That compared to a 2.21% and 4.62% return for the Fund's benchmark, the Lehman Brothers 7-Year Municipal Bond Index and the Fund's peer group, the Lipper New York Municipal Bond Funds Average(1), respectively.

Following an unprecedented 475 basis points of Federal Reserve easing in 2001 and 2002 in the Federal Funds target the Fed eased another 25 basis points in June to bring the rate down to a generational low of 1.00%. Growth remained below trend and inflationary pressures were practically non-existent. In fact the Fed began basing its accommodative policy on concerns of an unwelcome risk of deflation albeit assessing that risk as somewhat small but not insignificant. The yield on 10-year municipal AAA rated bonds reached a low yield of 2.85% in mid June. As it became apparent that growth would pick up the market sold off and yields rose. As of October 31, 2003 the ten-year, AAA municipal stood at 3.71%. Asset reallocation away from speculative asset classes receded as speculative asset classes performed well. However, for the year the flow of funds into the municipal market remained strongly positive though not as robust as in 2002. Correspondingly, municipals underperformed the corporate credit market on a pretax basis while outperforming all other investment grade taxable fixed income markets on a pretax basis.

Supply was a negative factor for the market as municipalities issued record paper because of refundings into lower yields as well as increased deficit financing as tax receipts and revenues declined. The municipal yield curve continued to steepen as shorter duration bonds outperformed. Two to five year maturities moved lower in yield by 45-55 basis points while 7-30 year maturities were lower by 16-34 basis points.

Over the course of the year, the Fund's duration was approximately 10% longer than that of its benchmark but ended the quarter at approximately 96% of benchmark. Additionally, the portfolio was overweighted in intermediate (5-12) term maturities. This helped performance somewhat as the shorter end of the yield curve outperformed. The average quality AA1 (as rated by Standard & Poor's)'D''D' of our portfolio remained higher in quality than the average of our benchmark index AA2. This hurt performance as lower rated credits generally outperformed higher quality.*

New York has acted as a microcosm of local credit profiles across the country. We see tough budget conditions both now and in the future. Of the 53 rated counties in New York, Moody's has put on negative outlook or negative watch, or downgraded a total of 21. The problem lies in declining tax and revenue collections in the face of increasing salary, benefits, and Medicaid expenses. Increasing the sources of revenue will be challenging given that politicians have already raised taxes and fees quite significantly and face resistance to further increases. This applies to high rated credits such as Westchester County, which raised property taxes, an average 15%, as well as lower rated credits such as Nassau County where the average hike was 19%.

We believe the municipal market is coming into a three-month period, which from a technical standpoint is a very strong period in terms of relative performance. Coupon and redemption payments are typically at their strongest and in this low yield environment investors could 'reach for yield' by moving further out along the yield curve.

Once again, we continue to emphasize that given the change in yields, one issue that becomes an element of concern at the new level of rates is deminimus original issue discount (OID) which will cause negative convexity price declines. The portfolio will continue to be proactive in limiting exposure to deminimus. At present the portfolio is considerably underweight relative to benchmark in terms of deminimus exposure in the event of a 50-75 basis point backup in yields. This was the key performance determinant within the municipal market in the last rising yield environment in 1999.
--------------------------------------------------------------------------------

   'D' A fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Regional funds may be subject to additional risks, since the issues they invest in are located in one geographical location.

'D''D' Standard & Poor's and Moody's ratings represent an opinion only, not a recommendation to buy or sell.

   (1) For additional information, please refer to the Glossary of Terms.

    *  Portfolio composition is subject to change.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. For more information about the HSBC Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

8 HSBC INVESTOR FAMILY OF FUNDS

PORTFOLIO REVIEWS

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND - AS OF OCTOBER 31, 2003

VALUE OF A $10,000 INVESTMENT

[PERFORMANCE GRAPH]


                        HSBC Investor N.Y. Tax-
                        Free Bond Fund Class A          Lehman Brothers 7-Year
                        (Investor)2                     Municipal Bond Index

        5/1/1995                            9524                          10000
                                            9890                          10266
                                            9760                          10257
                                            9839                          10387
                                            9986                          10510
                                           10007                          10550
                                           10133                          10642
                                           10341                          10759
      12/31/1995                           10415                          10816
                                           10506                          10921
                                           10408                          10884
                                           10239                          10778
                                           10200                          10758
                                           10190                          10742
                                           10263                          10825
                                           10373                          10914
                                           10361                          10920
                                           10493                          11019
                                           10616                          11137
                                           10811                          11323
      12/31/1996                           10745                          11288
                                           10734                          11329
                                           10827                          11423
                                           10678                          11275
                                           10771                          11333
                                           10939                          11476
                                           11065                          11585
                                           11435                          11854
                                           11285                          11770
                                           11424                          11894
                                           11488                          11965
                                           11563                          12007
      12/31/1997                           11735                          12154
                                           11841                          12281
                                           11838                          12292
                                           11841                          12293
                                           11750                          12221
                                           11960                          12401
                                           12002                          12436
                                           12024                          12477
                                           12247                          12667
                                           12424                          12830
                                           12367                          12848
                                           12421                          12883
      12/31/1998                           12449                          12910
                                           12572                          13099
                                           12531                          13025
                                           12520                          13020
                                           12552                          13051
                                           12447                          12987
                                           12236                          12799
                                           12268                          12885
                                           12126                          12857
                                           12087                          12904
                                           11920                          12849
                                           12082                          12943
      12/31/1999                           12033                          12892
                                           11975                          12861
                                           12091                          12913
                                           12379                          13096
                                           12282                          13047
                                           12164                          13018
                                           12468                          13309
                                           12652                          13477
                                           12825                          13653
                                           12752                          13611
                                           12877                          13727
                                           12960                          13791
      12/31/2000                           13303                          14061
                                           13433                          14300
                                           13460                          14311
                                           13578                          14426
                                           13393                          14296
                                           13538                          14459
                                           13643                          14530
                                           13851                          14712
                                           14085                          14934
                                           13961                          14930
                                           14069                          15080
                                           13942                          14912
      12/31/2001                           13808                          14790
                                           14033                          15069
                                           14241                          15267
                                           13944                          14933
                                           14152                          15301
                                           14232                          15388
                                           14350                          15570
                                           14537                          15762
                                           14712                          15958
                                           15072                          16274
                                           14783                          16025
                                           14679                          15958
      12/31/2002                           15044                          16321
                                           14956                          16277
                                           15186                          16516
                                           15190                          16510
                                           15329                          16619
                                           15699                          17028
                                           15592                          16948
                                           14966                          16371
                                           15131                          16520
                                           15528                          17040
      10/31/2003                           15460                          16947







VALUE OF A $10,000 INVESTMENT

[PERFORMANCE GRAPH]



                    HSBC Investor N.Y. Tax-             Lehman Brothers 7-Year
                    Free Bond Fund Class Y              Municipal Bond Index
  7/1/1996                10000                                10000
                          10040                                10082
                          10030                                10088
                          10160                                10179
                          10281                                10289
                          10473                                10460
12/31/1996                10411                                10428
                          10402                                10466
                          10495                                10553
                          10351                                10416
                          10442                                10470
                          10606                                10601
                          10729                                10703
                          11089                                10951
                          10944                                10873
                          11069                                10988
                          11143                                11053
                          11216                                11092
12/31/1997                11384                                11228
                          11489                                11346
                          11498                                11356
                          11503                                11356
                          11417                                11290
                          11624                                11456
                          11667                                11488
                          11691                                11527
                          11931                                11702
                          12084                                11853
                          12032                                11870
                          12075                                11902
12/31/1998                12117                                11927
                          12239                                12101
                          12201                                12033
                          12193                                12028
                          12216                                12057
                          12128                                11997
                          11925                                11824
                          11959                                11904
                          11824                                11877
                          11788                                11921
                          11616                                11870
                          11788                                11957
12/31/1999                11743                                11910
                          11677                                11881
                          11804                                11929
                          12088                                12099
                          11996                                12053
                          11883                                12026
                          12182                                12295
                          12365                                12450
                          12537                                12613
                          12468                                12574
                          12593                                12681
                          12676                                12740
12/31/2000                13014                                12990
                          13133                                13211
                          13162                                13220
                          13292                                13327
                          13114                                13206
                          13258                                13357
                          13364                                13424
                          13571                                13591
                          13803                                13796
                          13684                                13792
                          13793                                13931
                          13672                                13776
12/31/2001                13542                                13663
                          13766                                13921
                          13973                                14104
                          13685                                13795
                          13892                                14135
                          13973                                14216
                          14091                                14384
                          14279                                14561
                          14454                                14743
                          14810                                15034
                          14529                                14804
                          14443                                14743
12/31/2002                14791                                15077
                          14708                                15037
                          14937                                15258
                          14944                                15252
                          15084                                15353
                          15452                                15730
                          15350                                15657
                          14737                                15124
                          14902                                15262
                          15296                                15742
10/31/2003                15232                                15656









The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURN


                                                                INCEPTION     1         5         SINCE
AS OF OCTOBER 31, 2003                                             DATE       YEAR     YEAR       INCEPTION
-----------------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund Class A (Investor)(2)    5/1/95    -0.37%    3.54%        5.26%
HSBC Investor New York Tax-Free Bond Fund Class B(3)               1/6/98    -0.20%    3.80%        4.01%
HSBC Investor New York Tax-Free Bond Fund Class C(4)              11/4/98     2.87%     N/A         3.85%
HSBC Investor New York Tax-Free Bond Fund Class Y                  7/1/96     4.84%    4.83%        5.91%

--------------------------------------------------------------------------------
(2) Reflects the maximum sales charge of 4.75%.
(3) Reflects the contingent deferred sales charge maximum of 4.00%.
(4) Reflects the contingent deferred sales charge maximum of 1.00%.
--------------------------------------------------------------------------------
The Fund is measured against the Lehman Brothers 7-Year Municipal
Bond Fund Index, an unmanaged broad based index comprised of investment grade, fixed-rate and tax-exempt securities with a remaining maturity of at least 7 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The
Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. For more information about the HSBC Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

                                                 HSBC INVESTOR FAMILY OF FUNDS 9

PORTFOLIO REVIEWS

HSBC INVESTOR BALANCED FUND
(CLASS A (INVESTOR) SHARES, B SHARES, C SHARES AND Y SHARES)

by Thomas D'Auria, CFA,
Chief Investment Officer - U.S. Equities and

Edward Merkle,
Senior Portfolio Manager, Managing Director
HSBC Asset Management (Americas) Inc.

The HSBC Investor Balanced Fund (the "Fund") seeks to provide current income and long-term growth of capital consistent with reasonable risk by investing in a broadly diversified portfolio of U.S.
government securities, common stocks, preferred stocks and high-quality bonds.

The Fund produced a total return of 10.39% (without sales charge) for Class A (Investor) Shares and 10.70% for the Class Y Shares for the 12-months ended October 31, 2003. That compared to a 5.18%, 15.08% and 12.21% return for the Fund's benchmarks, the Lehman Brothers Aggregate Bond Index, the S&P 500 Index and the Fund's peer group, the Lipper Balanced Funds Average(1), respectively.

The U.S. markets were taken by surprise back on November 6 when the Federal Reserve decided to lower their target interest rate by a larger than expected 50 basis points to a rate of 1.25% at their scheduled FOMC meeting. They also decided to change their bias to neutral, indicating no further anticipated moves in the near term. The U.S. bond market initially responded with higher yields as the U.S. equity market rallied. However, as 2002 drew to a close the Fixed Income market finished on a high note as yields declined.

With the start of the new year, the U.S. economy proved weaker than previously anticipated as initial estimates for fourth quarter GDP grew at only a 0.7% annual pace. As the year progressed, the economy did show some signs of strength, mainly in the housing sector and in retail sales. Fourth quarter GDP was later revised upward to a reading of 1.4%, but many investors began to question whether the consumer would continue to spend in an economy with a deteriorating labor market, weakening consumer confidence and contracting manufacturing.

Toward the end of the first quarter, heightened geo-political risk became the main driver as the countdown to and inception of the war in Iraq diminished economic expectations. Many investors felt the military campaign in Iraq would last two to four months, but then by the second week of April, Baghdad fell. Nonetheless, with a swift conclusion to the war, all was not well. The economy did not get the instant magical post war bounce investors were hoping for.

During the second half of the review period, the economy improved and bond yields moved higher. The manufacturing sector signaled expansion, while jobs were being created instead of lost. The Fed lowered its target interest rate again, to a 45-year low of 1%. In addition, Fed Chairman Alan Greenspan kept reiterating that monetary policy would remain accommodative for a considerable period of time. By the end of the review period, third-quarter GDP was released and exceeded all analysts' expectation, showing growth at a 7.2% annual rate, the fastest since the first quarter of 1984. The economy was firing on all cylinders from the demand side as strength was seen across the board.

At their most recent FOMC meeting, the Fed left its target rate unchanged at 1% and maintained its split balance of risk assessment, remained neutral on economic growth but saw the risks on the price level as still leaning toward disinflation. They also reiterated that policy would remain accommodative for a "considerable period". We feel the Fed moves to dismantle their current policy outlook slowly, remaining on hold over the next three months and increasing only gradually, by 50 basis points in 2004.

During the past year, the Fund made use of duration, sector, and credit calls to add additional yield to the Fund. We made use of various sectors (U.S. Treasury, U.S. agency, mortgages, and corporate bonds) to find favorable relative spread values and used U.S.
Treasury securities to adjust our duration positions. On the credit side, we bought and sold "A" and "BBB" rated corporate bonds during the year, which generated additional yield to the Fund. As the review period ended, we held a slight overweight in duration as well as in corporate bonds & U.S. agency securities.*
--------------------------------------------------------------------------------
(1) For additional information, please refer to the Glossary of Terms.
 *  Portfolio composition is subject to change.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. For more information about the HSBC Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

10 HSBC INVESTOR FAMILY OF FUNDS

PORTFOLIO REVIEWS

HSBC INVESTOR BALANCED FUND - AS OF OCTOBER 31, 2003

VALUE OF A $10,000 INVESTMENT

[PERFORMANCE GRAPH]


                           HSBC Investor Balanced        Lehman Brothers                  Standard & Poor's 500
                           Fund Class A (Investor)2      Aggregate Bond Index             Index
 2/20/2001                          9499                        10000                           10000
                                    9369                        10010                           10000
                                    9019                        10050                            9367
                                    9399                        10008                           10094
                                    9429                        10069                           10162
                                    9227                        10107                            9915
                                    9257                        10333                            9817
                                    8904                        10451                            9203
                                    8540                        10573                            8460
                                    8641                        10794                            8621
                                    8894                        10645                            9283
12/31/2001                          8848                        10578                            9364
                                    8746                        10663                            9227
                                    8654                        10767                            9049
                                    8756                        10588                            9390
                                    8501                        10793                            8821
                                    8429                        10885                            8756
                                    8133                        10979                            8132
                                    7878                        11111                            7499
                                    7939                        11299                            7548
                                    7459                        11482                            6728
                                    7857                        11430                            7320
                                    8041                        11427                            7750
12/31/2002                          7791                        11663                            7295
                                    7707                        11673                            7104
                                    7707                        11834                            6998
                                    7749                        11825                            7065
                                    8145                        11922                            7647
                                    8436                        12145                            8050
                                    8505                        12121                            8153
                                    8400                        11713                            8296
                                    8453                        11791                            8458
                                    8484                        12103                            8368
10/31/2003                          8673                        11990                            8841


VALUE OF A $10,000 INVESTMENT

[PERFORMANCE GRAPH]




                           HSBC Investor Balanced        Lehman Brothers                  Standard & Poor's 500
                           Fund Class Y                  Aggregate Bond Index             Index

 1/18/2001                         10000                        10087.1                         9088.77
                                   10010                        10137.8                         8513.31
                                    9420                        10095.7                         9174.36
                                    9060                        10156.6                         9235.91
                                    9450                          10195                          9011.2
                                    9490                        10422.9                         8922.46
                                    9281                        10542.2                         8364.46
                                    9311                        10665.1                         7689.06
                                    8968                        10888.2                         7835.77
                                    8594                        10738.1                         8436.67
                                    8705                        10669.9                         8510.63
                                    8958                        10756.3                          8386.5
12/31/2001                          8912                        10860.6                         8224.72
                                    8809                        10679.9                         8534.08
                                    8728                          10887                         8016.91
                                    8830                        10979.5                         7958.06
                                    8564                        11074.4                          7391.4
                                    8493                        11208.1                         6815.38
                                    8196                        11397.3                            6860
                                    7941                        11581.9                          6115.2
                                    8002                        11529.1                         6652.84
                                    7522                        11526.1                         7044.04
                                    7920                        11764.1                         6630.43
                                    8114                        11774.2                         6457.07
12/31/2002                          7865                        11937.1                         6360.04
                                    7771                        11927.9                         6421.62
                                    7782                        12026.3                         6950.32
                                    7823                        12250.6                         7316.17
                                    8230                        12226.2                         7409.63
                                    8522                        11815.2                         7540.33
                                    8589                        11893.7                         7687.09
                                    8484                        12208.5                          7605.7
                                    8536                        12094.6                         8035.73
                                    8578                          12208                            7606
10/31/2003                          8768                          12095                            8036











The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURN

                                                        INCEPTION     1         SINCE
AS OF OCTOBER 31, 2003                                    DATE       YEAR      INCEPTION
----------------------------------------------------------------------------------------
HSBC Investor Balanced Fund Class A (Investor)(2)       2/20/01      4.93%       -5.15%
HSBC Investor Balanced Fund Class B(3)                   2/9/01      5.70%       -5.45%
HSBC Investor Balanced Fund Class C(4)                  2/13/01      8.67%       -4.79%
HSBC Investor Balanced Fund Class Y                     1/18/01     10.70%       -4.62%

--------------------------------------------------------------------------------
(2) Reflects the maximum sales charge of 5.00%.
(3) Reflects the contingent deferred sales charge maximum of 4.00%.
(4) Reflects the contingent deferred sales charge maximum of 1.00%.
--------------------------------------------------------------------------------
The Fund is measured against the Lehman Brothers Aggregate Bond
Index, which is an unmanaged index generally representative of the investment-grade debt issues with at least one year to final maturity, and the Standard & Poor's 500 Index, which is an unmanaged index generally representative of the U.S. stock market asa whole.
The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment
Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. For more information about the HSBC Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

                                                HSBC INVESTOR FAMILY OF FUNDS 11

PORTFOLIO REVIEWS

HSBC INVESTOR EQUITY FUND
(CLASS A (INVESTOR) SHARES, B SHARES, C SHARES AND Y SHARES)

by John L. Blundin
Portfolio Manager, Alliance Capital Management, L.P. and

Robert H. Lyon
Portfolio Manager, Institutional Capital Corporation

The HSBC Investor Equity Fund (the "Fund") seeks to provide its shareholders with long-term growth of capital and income without excessive fluctuations in market value. The Fund invests at least 80% of its assets in equity securities of seasoned mid-sized and large companies whose shares are expected to show above-average price appreciation. The Fund employs two sub-investment advisers to achieve its investment objective. Each sub-investment adviser pursues a different investment style, and receives a fee for their services.

Alliance Capital Management, L.P. pursues a growth style of investing, focusing on financially secure firms that have established operating histories and are proven leaders in their industries or market sectors. These companies may possess characteristics such as participation in expanding markets, increasing unit sales volume, growth in revenues and earnings per share or increasing return on investments.

Institutional Capital Corporation pursues a value style of investing, focusing on shares of companies that are undervalued relative to the stock market as a whole. The firm employs a fundamentals-based, bottom-up stock-picking method to find these companies.

The Fund returned 17.94% (without sales charge) for Class A (Investor) Shares and 18.26% for the Class Y Shares for the year ended October 31, 2003. That compared to 37.68% and 13.04% return for the Fund's benchmarks, the Russell 1000 Growth Index, the Russell 1000 Index and the Fund's peer group, the Lipper Large-Cap Core Funds Average(1), respectively.

A strong rally among equity stocks benefited the Fund's absolute performance. That rally reflected improving economic fundamentals and positive investor sentiment. The high-quality large-cap stocks in which the Fund invests under-performed lower-quality stocks and shares of small- and mid-cap companies, which posted very strong returns during the period.*

The portion of the Fund managed by Alliance Capital held a significant stake in the technology sector, which boosted performance. Shares of such firms posted some of the period's strongest returns, as investors anticipated that corporations would increase technology spending as the economy improved. The Alliance Capital portion of the Fund also benefited from its holdings in the financial sector. Increased revenues from equity trading and merger-and-acquisition activity boosted earnings growth among such firms, boosting their stock prices.*

The Fund's growth portfolio was hurt by its overweight exposure to health-care stocks. Such stocks performed poorly as investors sought shares of firms with higher growth potential. Shares of consumer-services companies also hurt relative performance in this portion of the Fund. Weak advertising spending continued to dampen such firms' profits.*

The portion of the Fund managed by Institutional Capital Corporation
(ICAP) benefited in relative terms from its individual stock selection in the capital spending, basic industries, transportation, energy and consumer-durables sectors. Holdings in the services sector, particularly among media and travel companies, also boosted performance, as the economic upturn positively affected shares of such firms. The ICAP portion of the Fund also benefited from reducing its holdings in the consumer staples and defense sectors.*

ICAP found attractive opportunities during the period among shares of firms with strong balance sheets, excellent franchises and growing free cash flow. Such companies performed well during the period.*
--------------------------------------------------------------------------------
(1) For additional information, please refer to the Glossary of Terms.
 *  Portfolio composition is subject to change.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. For more information about the HSBC Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

12 HSBC INVESTOR FAMILY OF FUNDS

PORTFOLIO REVIEWS

HSBC INVESTOR EQUITY FUND - AS OF OCTOBER 31, 2003

VALUE OF A $10,000 INVESTMENT

[PERFORMANCE GRAPH]


                       HSBC Investor Equity                Russell 1000 Growth
                       Fund Class A (Investor)2            Index                           Russell 1000 Index

 8/1/1995                          9497                            10000                           10000
                                   9630                            10011                           10075
                                   9915                            10472                           10490
                                   9758                            10480                           10442
                                  10349                            10887                           10908
12/31/1995                        10530                            10949                           11074
                                  10817                            11316                           11432
                                  10903                            11523                           11581
                                  11007                            11537                           11685
                                  10988                            11841                           11863
                                  11093                            12255                           12148
                                  10955                            12271                           12161
                                  10396                            11552                           11575
                                  10598                            11850                           11889
                                  11069                            12713                           12558
                                  11543                            12790                           12836
                                  12395                            13750                           13783
12/31/1996                        12161                            13481                           13560
                                  12705                            14427                           14364
                                  12676                            14329                           14419
                                  12143                            13554                           13770
                                  12787                            14454                           14515
                                  13728                            15497                           15445
                                  14351                            16117                           16085
                                  15699                            17542                           17401
                                  15035                            16515                           16580
                                  15686                            17328                           17489
                                  14882                            16688                           16923
                                  15259                            17396                           17656
12/31/1997                        15612                            17591                           18015
                                  15832                            18117                           18149
                                  17240                            19480                           19443
                                  18032                            20257                           20424
                                  18106                            20537                           20633
                                  17875                            19954                           20187
                                  18501                            21176                           20934
                                  18448                            21036                           20683
                                  15439                            17879                           17591
                                  16359                            19253                           18776
                                  17855                            20800                           20259
                                  18750                            22382                           21513
12/31/1998                        20170                            24400                           22883
                                  20827                            25833                           23700
                                  20051                            24653                           22948
                                  20766                            25951                           23827
                                  21661                            25985                           24823
                                  21122                            25186                           24287
                                  22433                            26950                           25524
                                  21495                            26094                           24745
                                  21365                            26520                           24513
                                  20280                            25963                           23839
                                  21467                            27924                           25442
                                  21446                            29430                           26096
12/31/1999                        22144                            32491                           27668
                                  21163                            30968                           26536
                                  19955                            32482                           26465
                                  22150                            34806                           28876
                                  21647                            33150                           27914
                                  20916                            31481                           27192
                                  21291                            33867                           27885
                                  21087                            32455                           27422
                                  22417                            35393                           29451
                                  21101                            32045                           28084
                                  20957                            30529                           27746
                                  18943                            26029                           25209
12/31/2000                        19353                            25205                           25513
                                   2045                            26947                           26353
                                  18310                            22372                           23895
                                  16796                            19937                           22308
                                  18488                            22459                           24100
                                  18632                            22128                           24263
                                  18072                            21616                           23715
                                  17724                            21076                           23391
                                  16416                            19352                           21966
                                  15088                            17420                           20103
                                  15616                            18334                           20521
                                  16936                            20095                           22101
12/31/2001                        17140                            20058                           22337
                                  16504                            19703                           22053
                                  15844                            18886                           21614
                                  16521                            19539                           22502
                                  15501                            17944                           21213
                                  15368                            17510                           21026
                                  14145                            15890                           19474
                                  13051                            15017                           18033
                                  13232                            15062                           18127
                                  11704                            13499                           16180
                                  12378                            14738                           17525
                                  12943                            15538                           18550
12/31/2002                        12189                            14465                           17501
                                  12032                            14114                           17076
                                  11875                            14049                           16812
                                  12097                            14310                           16986
                                  12978                            15368                           18357
                                  13436                            16136                           19404
                                  13567                            16358                           19659
                                  13869                            16765                           20051
                                  14098                            17182                           20458
                                  13910                            16998                           20248
10/31/2003                        14599                            17952                           21436








VALUE OF A $10,000 INVESTMENT

[PERFORMANCE GRAPH]


                      HSBC Investor Equity              Russell 1000 Growth
                      Fund Class Y                      Index                           Russell 1000 Index

    7/1/1996               10000                             10000                          10000
                            9391                              9518                           9414
                            9582                              9776                           9657
                           10007                             10326                          10360
                           10436                             10555                          10423
                           11205                             11334                          11205
  12/31/1996               10999                             11150                          10986
                           11501                             11812                          11756
                           11474                             11857                          11677
                           10997                             11323                          11045
                           11579                             11935                          11778
                           12422                             12700                          12628
                           12992                             13226                          13134
                           14212                             14308                          14295
                           13620                             13633                          13459
                           14211                             14381                          14121
                           13492                             13915                          13599
                           13833                             14518                          14177
  12/31/1997               14142                             14813                          14335
                           14351                             14924                          14764
                           15627                             15988                          15875
                           16352                             16794                          16507
                           16419                             16966                          16736
                           16219                             16599                          16261
                           16788                             17214                          17257
                           16750                             17007                          17143
                           14018                             14465                          14570
                           14853                             15439                          15689
                           16211                             16658                          16950
                           17024                             17690                          18240
  12/31/1998               18326                             18816                          19884
                           18923                             19488                          21052
                           18228                             18869                          20090
                           18877                             19592                          21148
                           19700                             20412                          21175
                           19201                             19970                          20524
                           20405                             20988                          21962
                           19552                             20347                          21264
                           19444                             20157                          21611
                           18459                             19602                          21157
                           19549                             20920                          22755
                           19529                             21458                          23983
  12/31/1999               20168                             22751                          26477
                           19274                             21820                          25236
                           18185                             21761                          26470
                           20184                             23744                          28364
                           19725                             22953                          27014
                           19070                             22359                          25654
                           19413                             22929                          27598
                           19238                             22548                          26448
                           20451                             24217                          28843
                           19252                             23093                          26114
                           19120                             22815                          24878
                           17283                             20729                          21211
  12/31/2000               17671                             20979                          20540
                           18689                             21669                          21959
                           16729                             18343                          16247
                           16902                             19817                          18302
                           17023                             19951                          18033
                           16522                             19500                          17615
                           16204                             19234                          17175
                           15019                             18062                          15770
                           13794                             16530                          14196
                           14288                             16874                          14941
                           15496                             18174                          16376
  12/31/2001               15684                             18367                          16345
                           15113                             18134                          16056
                           14508                             17773                          15390
                           15137                             18503                          15922
                           14202                             17443                          14623
                           14081                             17289                          14269
                           12968                             16013                          12949
                           11965                             14828                          12237
                           12131                             14906                          12274
                           10737                             13305                          11001
                           11355                             14410                          12010
                           11863                             15254                          12662
  12/31/2002               11192                             14390                          11787
                           11048                             14042                          11501
                           10893                             13824                          11449
                           11104                             13967                          11662
                           11912                             15095                          12524
                           12334                             15956                          13149
                           12461                             16165                          13330
                           12749                             16488                          13662
                           12960                             16822                          14002
                           12784                             16650                          13852
  10/31/2003               13428                             17626                          14630









The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

                                                               INCEPTION     1         5         SINCE
AS OF OCTOBER 31, 2003                                           DATE       YEAR     YEAR       INCEPTION
---------------------------------------------------------------------------------------------------------
HSBC Investor Equity Fund Class A (Investor)(2)                 8/1/95     12.06%   -4.93%        4.69%
HSBC Investor Equity Fund Class B(3)                            1/6/98     13.13%   -4.67%       -1.86%
HSBC Investor Equity Fund Class C(4)                           11/4/98     16.03%     N/A        -4.73%
HSBC Investor Equity Fund Class Y                               7/1/96     18.26%   -3.70%        4.10%

--------------------------------------------------------------------------------
(2) Reflects the maximum sales charge of 5.00%.
(3) Reflects the contingent deferred sales charge maximum of 4.00%.
(4) Reflects the contingent deferred sales charge maximum of 1.00%.
--------------------------------------------------------------------------------
The Fund is measured against the Russell 1000 Index and the Russell
1000 Growth Index, the Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell universe. The Russell 1000
Growth Index measures the performance of 1,000 securitities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. For more information about the HSBC Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

                                                HSBC INVESTOR FAMILY OF FUNDS 13

PORTFOLIO REVIEWS

HSBC INVESTOR GROWTH AND INCOME FUND
(CLASS A (INVESTOR) SHARES, B SHARES, C SHARES AND Y SHARES)

by Thomas D'Auria, CFA
Chief Investment Officer - U.S. Equities
HSBC Asset Management (Americas) Inc.

The HSBC Investor Growth and Income Fund (the "Fund") normally invests at least 65% of its total assets in common stocks, preferred stocks, and convertible securities. The Fund may invest the balance of its assets in various types of fixed income securities and in money market instruments.

The Fund returned 17.26% (without sales charge) for the Class A (Investor) Shares and 17.63% for the Class Y Shares for the year ended October 31, 2003. That compared to a 15.08% return for the S&P 500 and a 13.04% return for the Lipper Large Cap-Core Funds Average1.

The U.S. equity markets produced strong gains over the one-year period ending October 31, 2003, with the S&P 500 and NASDAQ Composite Index(1) returning 20.8% and 46.1%, respectively. Each of the ten economic sectors in the S&P 500 advanced, led by strength in the information technology, materials, and consumer discretionary sectors.

Investors endured a volatile trading environment early in the period due to a number of headwinds, including a looming military conflict with Iraq, escalating tensions with North Korea, an increased threat of terrorist activity, and rising oil prices. The S&P 500 experienced its worst December performance in almost 70 years due to some of these issues, overshadowing a greater than expected reduction in short term interest rates by the Fed in late November. The equity markets managed a short-lived rally in early January on news of President Bush's proposed economic stimulus package, but the S&P 500 eventually reached its lowest level since October 2002 by March 11, as concerns over Iraq continued to dominate the headlines. However, the S&P 500 moved meaningfully higher from these levels once it appeared a military conflict with Iraq was imminent, effectively removing the lingering uncertainty regarding the situation.

The equity markets posted strong double-digit gains during the second quarter of 2003, with the S&P 500 generating its strongest quarterly gain in over four years. With the passage of an economic stimulus package in May, military success in Iraq, a sharp rebound in consumer confidence, and a further reduction in the Federal Funds rate in June, investors turned their attention to an anticipated recovery in the economy and corporate profits in the second half of 2003. The equity markets ended the period strongly, as third quarter earnings results, reported in October, continued to beat consensus expectations, as did third quarter GDP, which posted its biggest gain in twenty years. Several high profile mergers and acquisitions announced late in the period also boosted the markets, as did the Fed's repeated intentions to keep interest rates unchanged for the near future.

After trading sideways from June through early September, the markets have bounced again and seem to be discounting a continued flow of good news on both the economic and earnings fronts. This rally continues to be led by higher-beta(1), and lower-quality stocks and we think many of these stocks may be ahead of their fundamentals. The markets will rely on revenue and earnings growth to continue moving higher. So far this year, we have gotten better than expected earnings growth with little top-line improvement, so most of the gains come from cost cutting which cannot continue forever. Although the backdrop for equities remains constructive, much of this appears to be discounted in current stock prices.

We have invested the portfolio with a slight pro-cyclical tilt while being very focused on valuations. The portfolio is positioned for a
12 to 18 month forecast, which includes a rebound in global
economies. We believe a modest pro-cyclical tilt, with an emphasis on higher quality companies showing strong cash flow growth is prudent.
Consistent growth and earnings predictability remains a focus. We do not have many style bets in the portfolio at present. We are modestly overweight in the industrial cyclical, and defensive growth styles, and modestly underweight cyclical growth. Within the defensive growth style, we favor healthcare services, pharmaceuticals, beverages, and tobacco. In the cyclical growth area, we remain cautious on
semiconductors after their huge move, favoring software and services.*
--------------------------------------------------------------------------------
(1) For additional information, please refer to the Glossary of Terms.
 *  Portfolio composition is subject to change.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. For more information about the HSBC Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

14 HSBC INVESTOR FAMILY OF FUNDS

PORTFOLIO REVIEWS

HSBC INVESTOR GROWTH AND INCOME FUND -- AS OF OCTOBER 31, 2003

VALUE OF A $10,000 INVESTMENT

[PERFORMANCE GRAPH]


                      HSBC Investor Growth
                      and Income Fund  Class            Standard & Poor's 500
                      A (Investor)2                     Index

 4/12/2001                    9498                             10000
                             10112                             10776
                             10130                             10849
                              9730                             10585
                              9646                             10481
                              8985                              9825
                              8277                              9032
                              8296                              9204
                              8836                              9910
12/31/2001                    8811                              9997
                              8597                              9851
                              8401                              9661
                              8653                             10024
                              8131                              9417
                              7991                              9348
                              7459                              8682
                              6863                              8006
                              6881                              8058
                              6117                              7183
                              6723                              7815
                              6993                              8274
12/31/2002                    6575                              7788
                              6444                              7585
                              6397                              7471
                              6462                              7543
                              6996                              8164
                              7324                              8594
                              7423                              8704
                              7564                              8857
                              7611                              9030
                              7517                              8934
10/31/2003                    7883                              9439


VALUE OF A $10,000 INVESTMENT

[PERFORMANCE GRAPH]


                        HSBC Investor Growth
                        and Income Fund Class             Standard & Poor's 500
                        Y                                 Index

     4/2/2001                 10000                            10000
                              10991                            10776
                              11011                            10849
                              10588                            10585
                              10486                            10481
                               9778                             9825
                               9019                             9032
                               9029                             9204
                               9626                             9910
   12/31/2001                  9598                             9997
                               9375                             9851
                               9152                             9661
                               9436                            10024
                               8868                             9417
                               8716                             9348
                               8138                             8682
                               7487                             8006
                               7508                             8058
                               6675                             7183
                               7335                             7815
                               7640                             8274
   12/31/2002                  7180                             7788
                               7037                             7585
                               6985                             7471
                               7067                             7543
                               7650                             8164
                               8008                             8594
                               8114                             8704
                               8268                             8857
                               8330                             9030
                               8227                             8934
   10/31/2003                  8628                             9439








The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURN

                                                              INCEPTION     1       SINCE
AS OF OCTOBER 31, 2003                                          DATE       YEAR   INCEPTION
-------------------------------------------------------------------------------------------
HSBC Investor Growth and Income Fund Class A (Investor)(2)     4/12/01    11.39%   - 8.89%
HSBC Investor Growth and Income Fund Class B(3)                 4/5/01    12.40%   - 7.39%
HSBC Investor Growth and Income Fund Class Y                    4/2/01    17.63%   - 5.56%

(2) Reflects the maximum sales charge of 5.00%.

(3) Reflects the contingent deferred sales charge maximum of 4.00%.

The Fund is measured against the Standard & Poor's 500 Index, an unmanaged index that is generally representative of the U.S. stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. For more information about HSBC Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

                                                HSBC INVESTOR FAMILY OF FUNDS 15

PORTFOLIO REVIEWS

HSBC INVESTOR MID-CAP FUND
(CLASS A SHARES, B SHARES, C SHARES AND TRUST SHARES)

by Thomas D'Auria, CFA
Chief Investment Officer - U.S. Equities
HSBC Asset Management (Americas) Inc.

The HSBC Investor Mid-Cap Fund (the "Fund") seeks to achieve a higher rate of return than that generated by the Russell MidCap Growth Index by investing at least 80% of its total assets in stocks of mid-sized companies with market capitalization, at the time of acquisition, falling within the range of the Russell MidCap Growth ($190 million to $13.3 billion).

The Fund's Class A Shares posted a return of 26.19% (without sales charge) and 26.54% for the Trust Shares for the year ended October 31, 2003. That compares to 32.64%, 37.68% and 26.48% for the Fund's benchmarks, the Russell MidCap Growth Index, the S&P Mid Cap 400 Index and the Fund's peer group, the Lipper Mid-Cap Growth Funds Average(1).

The U.S. equity markets produced strong gains over the one-year period ending October 31, 2003, with the S&P 500 Index1 and NASDAQ Composite Index(1) returning 20.8% and 46.1%, respectively. The Russell MidCap Growth Index returned 39.3% during the period. Each of the ten economic sectors in the S&P 500 advanced, led by strength in the information technology, materials, and consumer discretionary sectors.

Investors endured a volatile trading environment early in the period due to a number of headwinds, including a looming military conflict with Iraq, escalating tensions with North Korea, an increased threat of terrorist activity, and rising oil prices. The S&P 500 experienced its worst December performance in almost 70 years due to some of these issues, overshadowing a greater than expected reduction in short term interest rates by the Fed in late November. The equity markets managed a short-lived rally in early January on news of President Bush's proposed economic stimulus package, but the S&P 500 eventually reached its lowest level since October 2002 by March 11, as concerns over Iraq continued to dominate the headlines. However, the S&P 500 moved meaningfully higher from these levels once it appeared a military conflict with Iraq was imminent, effectively removing the lingering uncertainty regarding the situation.

Military success in Iraq, along with the passage of an economic stimulus package in Congress in May, a sharp rebound in consumer confidence, and a further reduction in the Federal Funds rate in June, helped push the equity markets higher during the second quarter of 2003. Investors turned their attention to an anticipated recovery in economic activity and corporate profits in the second half of 2003. The equity markets ended the period strongly, as third quarter earnings results, reported in October, continued to beat consensus expectations, as did third quarter GDP, which posted its biggest gain in twenty years. Several high profile mergers and acquisitions announced late in the period also boosted the markets, as did the Fed's repeated intentions to keep interest rates unchanged for the near future.

With our recent increase in earnings expectations for the S&P 500, we see modest upside for the equity markets heading into 2004. After trading sideways from June through early September, the markets have bounced again and seem to be discounting a continued flow of good news on both the economic and earnings fronts. This rally continues to be led by higher-beta1, and lower-quality stocks and we think many of these stocks may be ahead of their fundamentals. The markets will rely on revenue and earnings growth to continue moving higher. So far this year, we have gotten better than expected earnings growth with little top-line improvement, so most of the gains come from cost cutting which cannot continue forever. Although the backdrop for equities remains constructive, much of this appears to be discounted in current stock prices.

We have invested the portfolio with a slight pro-cyclical tilt while being very focused on valuations. The portfolio is positioned for a
12 to 18 month forecast, which includes a rebound in global
economies. We believe a modest pro-cyclical tilt, with an emphasis on higher quality companies showing strong cash flow growth is prudent.
Consistent growth and earnings predictability remains a focus.*
--------------------------------------------------------------------------------
(1) For additional information, please refer to the Glossary of Terms.
 *  Portfolio composition is subject to change.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. For more information about the HSBC Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

16 HSBC INVESTOR FAMILY OF FUNDS

PORTFOLIO REVIEWS

HSBC INVESTOR MID-CAP FUND - AS OF OCTOBER 31, 2003

VALUE OF A $10,000 INVESTMENT

[PERFORMANCE GRAPH]


                   HSBC Investor Mid-Cap     HSBC Investor Mid-Cap   Standard & Poor's Mid    Russell MidCap Growth
                   Fund Class A2             Fund Trust              Cap 400 Index            Index

 7/1/1993                 9510                    10000                      10000                     10000
                          9412                     9895                       9767                      9779
                          9641                    10105                      10159                     10233
                          9837                    10314                      10421                     10471
                          9575                    10070                      10331                     10322
                          9216                     9686                       9844                      9845
12/31/1993                9281                     9756                       9820                      9918
                          9248                     9721                       9835                      9824
                          9085                     9547                       9411                      9486
                          9510                     9965                       9672                      9807
                          9935                    10453                      10249                     10321
                          9542                    10035                      10080                     10128
                          9739                    10244                      10254                     10239
                          9248                     9721                       9802                      9777
                          9281                     9756                       9940                      9867
                          9477                     9965                      10059                      9970
                          9902                    10418                      10594                     10492
                         10065                    10592                      11014                     10674
12/31/1994               10392                    10941                      11107                     10889
                         10654                    11220                      11381                     11151
                         10915                    11498                      11899                     11605
                         11340                    11951                      12647                     12211
                         11569                    12195                      12786                     12437
                         11830                    12474                      13070                     12738
                         11797                    12439                      12740                     12410
                         12353                    12997                      13309                     12952
                         12320                    12997                      13317                     12920
                         12647                    13310                      13552                     13108
                         12908                    13589                      14064                     13553
                         13072                    13798                      14175                     13715
12/31/1995               13333                    14077                      14860                     14134
                         13627                    14390                      15164                     14325
                         13464                    14216                      14705                     14110
                         12582                    13310                      13564                     13156
                         13268                    14042                      14297                     13915
                         13922                    14704                      15205                     14521
                         14052                    14843                      15027                     14563
                         14739                    15575                      15912                     15384
                         14346                    15192                      15644                     15401
                         15327                    16202                      16336                     15979
                         15294                    16167                      15977                     15848
                         14869                    15749                      15074                     15172
12/31/1996               15131                    16028                      15443                     15566
                         16601                    17561                      16827                     16927
                         17190                    18188                      17292                     17402
                         18627                    19686                      18948                     19125
                         17941                    19024                      18763                     19102
                         19085                    20209                      19712                     20200
                         18268                    19373                      18725                     19322
                         18497                    19582                      18922                     19608
                         18758                    19895                      19170                     20369
                         18333                    19408                      18825                     19981
                         19739                    20906                      20595                     21636
                         20556                    21812                      21458                     22612
12/31/1997               20948                    22230                      21750                     23025
                         20523                    21777                      20855                     21989
                         21013                    22300                      21445                     22128
                         19967                    21185                      20527                     21270
                         16078                    17073                      16609                     17311
                         17157                    18223                      17865                     18927
                         18170                    19268                      19181                     20618
                         19216                    20418                      20474                     21647
                         20490                    21777                      22595                     24262
                         21111                    22404                      23272                     23318
                         20131                    21394                      22134                     22097
                         21373                    22718                      23367                     22714
12/31/1998               22386                    23798                      24432                     24506
                         22582                    24042                      24117                     24612
                         23922                    25470                      25801                     25930
                         23301                    24774                      24979                     25379
                         22451                    23902                      24720                     24509
                         22288                    23693                      24510                     23753
                         23464                    24983                      26405                     24963
                         25980                    27666                      29139                     26273
                         28301                    30139                      34185                     27835
                         27843                    29652                      34178                     27051
                         32353                    34460                      41363                     28944
                         33399                    35575                      41405                     31366
12/31/1999               31667                    33728                      37386                     30271
                         30621                    32613                      34661                     29893
                         32680                    34843                      38339                     30332
                         31569                    33659                      35911                     30811
                         35882                    38293                      41327                     34252
                         34869                    37213                      39307                     34017
                         32908                    35122                      36617                     32863
                         29118                    31045                      28659                     30383
                         31382                    33494                      30169                     32707
                         31979                    34131                      31892                     33436
                         30320                    32362                      26376                     31527
                         28595                    30523                      22601                     29183
12/31/2000               31846                    33954                      26368                     32403
                         31979                    34131                      26244                     33158
                         31614                    33742                      26258                     33024
                         30950                    33034                      24487                     32531
                         29524                    31513                      22712                     31467
                         25842                    27623                      18959                     27553
                         26207                    27976                      20952                     28772
                         27865                    29780                      23207                     30912
                         28429                    30382                      24089                     32509
                         27965                    29886                      23307                     32340
                         26737                    28578                      21986                     32380
                         28263                    30240                      23664                     34695
12/31/2001               27235                    29144                      22411                     34533
                         26870                    28719                      21742                     33950
                         24283                    25996                      19343                     31465
                         22093                    23626                      17463                     28417
                         21795                    23343                      17403                     28560
                         19904                    21327                      16020                     26259
                         20899                    22388                      17261                     27397
                         22027                    23591                      18612                     28982
                         20700                    22176                      17487                     27791
                         20501                    21964                      17316                     26979
                         19804                    21221                      17165                     26337
                         20169                    21646                      17485                     26558
12/31/2002               21463                    23025                      18675                     28486
                         22956                    24652                      20472                     30847
                         23221                    24935                      20764                     31240
                         23851                    25607                      21506                     32348
                         25145                    26986                      22691                     33816
                         24283                    26067                      22251                     33298
10/31/2003               26372                    28330                      24044                     35816








The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURN

                                                               INCEPTION     1        5       10       SINCE
AS OF OCTOBER 31, 2003                                           DATE'D'    YEAR     YEAR    YEAR     INCEPTION
---------------------------------------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund Class A(2)                           7/1/93      19.91%   6.65%   10.18%     10.34%
HSBC Investor Mid-Cap Fund Class B(3)                           7/1/93      21.20%   6.96%    9.90%     10.07%
HSBC Investor Mid-Cap Fund Class C(4)                           7/1/93      24.81%   7.10%    9.97%     10.13%
HSBC Investor Mid-Cap Fund Trust                                7/1/93      26.54%   8.01%   10.97%     11.18%

(2) Reflects the maximum sales charge of 5.00%.
(3) Reflects the contingent deferred sales charge maximum of 4.00%.
(4) Reflects the contingent deferred sales charge maximum of 1.00%.
--------------------------------------------------------------------------------
'D' Prior to July 1, 2000, HSBC Asset Management (Americas), Inc.
managed another pooled investment vehicle called a collective investment trust (CTF) with the same investment objective as the Fund since 1993. The assets from that CTF were converted into the HSBC
Investor Mid-Cap Fund on July 1. The CTF was not registered with the
Securities & Exchange Commission (SEC) and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CTF had been registered with the SEC, its performance might have been adversely affected. Performance assumes reinvestment of dividends and distributions. Total returns of the CTF have been adjusted for the Fund's expenses.

The Fund has changed its standardized benchmark from the Standard & Poor's 400 Mid Cap Index to the Russell MidCap Growth Index to better represent the objectives of the Fund. The Standard & Poor's 400 Mid Cap Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Russell Midcap Growth Index measures the performance of those Russell securities in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. For more information about the HSBC Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

                                                HSBC INVESTOR FAMILY OF FUNDS 17

PORTFOLIO REVIEWS

HSBC INVESTOR INTERNATIONAL EQUITY FUND
HSBC INVESTOR OVERSEAS EQUITY FUND'D' (CLASS A (INVESTOR) SHARES, B SHARES AND C SHARES)

by David Fisher
Portfolio Manager
Capital Guardian Trust Company

The HSBC Investor International Equity Fund and the HSBC Investor Overseas Equity Fund (the "Funds") seek to provide their shareholders with long-term growth of capital and future income by investing primarily in securities of non-U.S. issuers and securities of issuers whose principal markets are outside of the United States. The Funds employ a two-tier fund structure, known as a "master-feeder," in which the Funds invest all of their investable assets in the HSBC Investor International Equity Portfolio (the "Portfolio"). The Portfolio employs Capital Guardian Trust Company as sub-investment adviser.

The Portfolio invests primarily in equity securities of companies organized and domiciled in developed nations outside the U.S., or for which the principal trading market is outside the U.S., including
Europe, Canada, Australia and the Far East.

For the year ended October 31, 2003, the shares of the HSBC Investor International Equity Fund produced a 21.03% return, and the Class A (Investor) Shares of the HSBC Investor Overseas Equity Fund returned 20.09% (without sales charge). That compared to a total return of 24.75% and 21.64% for the Funds' benchmark, the Morgan Stanley Capital International, Europe, Australasia and Far East Index and the Fund's peer group, the Lipper International Funds Average(1), respectively.

The Fund's absolute returns benefited from an international-equity rally, which was driven by investor expectations for an improving global economy. The Fund also benefited from a weakening U.S. dollar, which fell against the Euro and the British pound. Japanese stocks performed well as government intervention in the currency markets stabilized the yen and banking reform appeared to gain momentum.*

The Fund's performance relative to its benchmark benefited from our overweight position in the information technology sector, particularly among shares of semiconductor and semiconductor-equipment companies. Semiconductor-equipment stocks performed well as investors believed that semiconductor manufacturers would increase spending. The Fund's exposure to Japanese financial stocks also boosted relative performance, as such stocks were buoyed by the country's improving economic and financial picture.*

European financial stocks-particularly shares of insurance firms-were a drag on the Fund's relative performance. Although the Fund's insurance holdings rose from their 2002 lows, these companies continued to experience solvency problems during the period.*

--------------------------------------------------------------------------------
'D' International investing involves increased risk and volatility.
(1) For additional information, please refer to the Glossary of Terms.
 *  Portfolio composition is subject to change.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. For more information about the HSBC Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

18 HSBC INVESTOR FAMILY OF FUNDS

PORTFOLIO REVIEWS

HSBC INVESTOR INTERNATIONAL EQUITY FUND
HSBC INVESTOR OVERSEAS EQUITY FUND - AS OF OCTOBER 31, 2003

VALUE OF A $10,000 INVESTMENT

[PEFORMANCE GRAPH]


                  HSBC Investor
                  International Equity
                  Fund                                   MSCI EAFE Index

  1/9/1995                10000                             10000
                           9740                              9618
                           9800                              9593
                           9910                             10194
                          10300                             10580
                          10440                             10457
                          10330                             10276
                          10902                             10919
                          10771                             10505
                          11002                             10713
                          10831                             10428
                          11012                             10720
12/31/1995                11254                             11155
                          11467                             11204
                          11528                             11244
                          11639                             11486
                          12045                             11823
                          12035                             11608
                          12090                             11676
                          11744                             11338
                          11917                             11365
                          12242                             11670
                          12263                             11554
                          12843                             12016
12/31/1996                12950                             11865
                          13085                             11452
                          13324                             11642
                          13397                             11687
                          13667                             11752
                          14644                             12520
                          15497                             13213
                          16027                             13430
                          14779                             12429
                          15788                             13128
                          14301                             12122
                          14197                             12001
12/31/1997                14208                             12109
                          14823                             12665
                          15874                             13481
                          16466                             13899
                          16690                             14012
                          16433                             13948
                          16187                             14056
                          16187                             14202
                          13839                             12446
                          13627                             12067
                          14801                             13329
                          15695                             14015
12/31/1998                15975                             14571
                          16806                             14531
                          16443                             14188
                          17356                             14784
                          18292                             15386
                          17777                             14597
                          19217                             15170
                          19930                             15624
                          20305                             15685
                          20878                             15846
                          21744                             16443
                          23652                             17018
12/31/1999                27319                             18549
                          26145                             17373
                          27693                             17844
                          28317                             18539
                          26944                             17567
                          25521                             17142
                          26857                             17816
                          25322                             17072
                          25846                             17224
                          23637                             16389
                          22626                             16005
                          21565                             15408
12/31/2000                21952                             15960
                          22529                             15952
                          20461                             14757
                          19413                             13780
                          21253                             14747
                          20340                             14238
                          19413                             13661
                          18822                             13414
                          18204                             13077
                          16148                             11755
                          16874                             12056
                          17868                             12501
12/31/2001                18116                             12575
                          17230                             11908
                          17325                             11992
                          18252                             12705
                          18211                             12738
                          18266                             12911
                          17352                             12402
                          15485                             11179
                          15185                             11156
                          13577                              9961
                          14626                             10497
                          15512                             10975
12/31/2002                14788                             10606
                          14192                             10164
                          13859                              9932
                          13359                              9744
                          14594                             10711
                          15385                             11369
                          15690                             11651
                          16162                             11935
                          16398                             12225
                          16578                             12604
10/31/2003                17702                             13391






VALUE OF A $10,000 INVESTMENT

[PERFORMANCE GRAPH]


                        HSBC Investor Overseas
                        Equity Fund Class A
                        (Investor)2                        MSCI EAFE Index

    8/26/1996                 9497                             10000
                              9383                             10100
                              9630                             10268
                              9639                             10166
                             10066                             10573
   12/31/1996                10132                             10439
                             10227                             10076
                             10407                             10244
                             10388                             10283
                             10578                             10340
                             11301                             11016
                             11928                             11626
                             12318                             11816
                             11358                             10936
                             12108                             11551
                             10996                             10666
                             10920                             10560
   12/31/1997                10932                             10654
                             11404                             11144
                             12194                             11861
                             12628                             12229
                             12791                             12329
                             12579                             12272
                             12387                             12367
                             12387                             12496
                             10595                             10950
                             10393                             10617
                             11212                             11727
                             11876                             12331
   12/31/1998                12087                             12820
                             12695                             12785
                             12415                             12484
                             13090                             13008
                             13794                             13538
                             13389                             12844
                             14460                             13347
                             14981                             13747
                             15251                             13800
                             15656                             13942
                             16303                             14468
                             17711                             14973
   12/31/1999                20392                             16320
                             19474                             15286
                             20607                             15700
                             21056                             16312
                             20021                             15457
                             19006                             15082
                             19992                             15675
                             18840                             15021
                             19221                             15155
                             17561                             14420
                             16800                             14082
                             15999                             13557
   12/31/2000                16276                             14042
                             16692                             14036
                             15144                             12984
                             14365                             12125
                             15721                             12975
                             15027                             12527
                             14333                             12020
                             13906                             11802
                             13437                             11505
                             11911                             10343
                             12444                             10607
                             13170                             10999
   12/31/2001                13339                             11064
                             12687                             10477
                             12754                             10551
                             13427                             11179
                             13383                             11208
                             13427                             11360
                             12776                             10912
                             11484                              9836
                             11274                              9816
                             10114                              8764
                             10898                              9236
                             11561                              9656
   12/31/2002                11013                              9332
                             10544                              8943
                             10243                              8739
                              9864                              8574
                             10734                              9424
                             11225                             10003
                             11426                             10251
                             11805                             10501
                             12006                             10756
                             12263                             11090
   10/31/2003                13089                             11782









The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share classes versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

AVERAGE ANNUAL TOTAL RETURN

                                                               INCEPTION     1         5         SINCE
AS OF OCTOBER 31, 2003                                           DATE       YEAR     YEAR       INCEPTION
---------------------------------------------------------------------------------------------------------
HSBC Investor International Equity Fund                         1/9/95     21.03%    3.64%       6.70%
HSBC Investor Overseas Equity Fund Class A (Investor)(2)       8/26/96     14.08%    2.10%       3.82%
HSBC Investor Overseas Equity Fund Class B(3)                   1/6/98     15.26%    2.34%       2.20%
HSBC Investor Overseas Equity Fund Class C(4)                  11/4/98     18.28%     N/A        1.99%

(2) Reflects the maximum sales charge of 5.00%.
(3) Reflects the contingent deferred sales charge maximum of 4.00%.
(4) Reflects the contingent deferred sales charge maximum of 1.00%.
--------------------------------------------------------------------------------
The Funds are measured against the Morgan Stanley Capital
International (MSCI) Europe, Australasia and Far East (EAFE) Index, which is an unmanaged index that measures performance of a diverse range of developed countries in the indicated regions. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. For more information about the HSBC Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

                                                HSBC INVESTOR FAMILY OF FUNDS 19

PORTFOLIO REVIEWS

HSBC INVESTOR SMALL CAP EQUITY FUND
HSBC INVESTOR OPPORTUNITY FUND'D' (CLASS A (INVESTOR) SHARES, B SHARES AND C SHARES)

by William A. Muggia
President - Chief Investment Officer
Westfield Capital Management

The HSBC Investor Small Cap Equity Fund and the HSBC Investor Opportunity Fund ("the Funds") seek to provide their shareholders with long-term growth of capital by investing in equity securities of emerging small and medium-sized companies expected to deliver earnings growth well above the growth rate of the economy and the rate of inflation. The Funds employ a two-tier structure, commonly referred to as "master-feeder." The Funds invest all of their investable assets in the HSBC Investor Small Cap Equity Portfolio (the "Portfolio"). The Portfolio employs Westfield Capital Management, as sub-investment adviser.

The Portfolio invests primarily in common stocks of small and medium-sized companies that may have the potential to become major enterprises.

During the year ended October 31, 2003, the shares of the HSBC Investor Small Cap Equity Fund produced a 33.33% return and the Class A (Investor) Shares of the HSBC Investor Opportunity Fund produced a 32.31% return (without sales charge). The Funds' benchmark, the Russell 2000 Index and the Fund's peer group, the Lipper Mid-Cap Growth Funds Average(1), returned 36.29% and 26.48%, respectively.

Small-company stocks staged a powerful rally during the period, helping the Fund produce strong absolute returns. Investors anticipating an economic recovery bought shares of firms in cyclical industries. That trend especially boosted technology stocks, which were the best-performing sector among small caps. Shares of firms with weak business fundamentals led the rally, as those firms recovered from very poor performance during the previous three years.

The HSBC Investor Small Cap Equity Fund employs a "growth at a reasonable price" investment strategy. That approach led to an underweight position within technology stocks, because many technology shares had become very expensive relative to future earnings growth. We did increase the Fund's technology stake from dramatically underweight to modestly underweight during the period, because we believed that specific technology firms had rationalized their cost structures such that any top-line growth would translate into solid earnings growth.

Shares of the smallest firms, particularly firms without earnings, led the small-cap surge. Our investment strategy leads us to avoid more-speculative stocks in favor of what we view as higher-quality companies with proven business models. We believe that investors will again focus on proven management teams and that the portfolio could benefit from this shift.

Our decision to overweight the energy sector detracted from performance on a relative basis. Energy stocks lagged as investors rotated money into technology stocks. We maintained the Fund's 8% stake in energy shares-compared to the benchmark's 4% position-because the industry's fundamentals are very sound. The majority of the Fund's energy holdings operate in the natural gas industry, and they should benefit as supply for natural gas continues to outstrip demand. We believe this trend should become more dramatic as the economic rebound unfolds.*

We maintained the Fund's 28% health-care position (compared to 21% for the benchmark), because we believe attractive demographic trends and business fundamentals will produce good long-term returns in that industry. Additionally, we have found a number of companies within the healthcare services and facilities spaces that have benefited from consolidation and a stabilization of reimbursement trends.*

We began the period with an overweight position in financial-services stocks, but we trimmed those holdings as some stocks exceeded our price targets. Those reductions led us to under-weight
financial-services shares during most of the period, which helped relative returns.*
--------------------------------------------------------------------------------
'D' Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure.
    Historically, smaller companies' stocks have experienced a greater degree of market volatility than average.

(1) For additional information, please refer to the Glossary of Terms.
 *  Portfolio composition is subject to change.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. For more information about the HSBC Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

20 HSBC INVESTOR FAMILY OF FUNDS

PORTFOLIO REVIEWS

HSBC INVESTOR SMALL CAP EQUITY FUND
HSBC INVESTOR OPPORTUNITY FUND - AS OF OCTOBER 31, 2003

VALUE OF A $10,000 INVESTMENT

[PERFORMANCE GRAPH]


                 HSBC Investor Small
                 Cap Equity Fund                  Russell 2000 Index
 9/3/1996              10000                           10000
                       10900                           10391
                       10630                           10231
                       11060                           10652
12/31/1996             10864                           10931
                       11216                           11150
                       10864                           10879
                       10310                           10366
                       10502                           10395
                       11860                           11551
                       12513                           12047
                       13238                           12607
                       13409                           12896
                       14274                           13839
                       13519                           13231
                       13509                           13146
12/31/1997             13336                           13376
                       13336                           13165
                       14655                           14138
                       15354                           14721
                       15738                           14803
                       15005                           14006
                       15354                           14035
                       14340                           12899
                       11318                           10394
                       12277                           11208
                       12942                           11665
                       13720                           12276
12/31/1998             15127                           13036
                       14999                           13209
                       13663                           12139
                       13830                           12328
                       14447                           13433
                       15166                           13629
                       16168                           14246
                       15680                           13855
                       15294                           13342
                       15281                           13345
                       16129                           13399
                       18325                           14199
12/31/1999             22418                           15806
                       21502                           15553
                       26180                           18121
                       25011                           16926
                       23517                           15908
                       22573                           14980
                       25039                           16286
                       23757                           15762
                       26504                           16965
                       25673                           16466
                       25095                           15731
                       21502                           14116
12/31/2000             23547                           15329
                       25374                           16127
                       22864                           15069
                       20286                           14332
                       23103                           15453
                       23223                           15833
                       24059                           16379
                       22847                           15493
                       21600                           14992
                       18117                           12974
                       19329                           13733
                       21635                           14797
12/31/2001             23240                           15710
                       22591                           15547
                       21139                           15120
                       22762                           16336
                       21139                           16485
                       20252                           15753
                       18578                           14971
                       16017                           12710
                       16188                           12678
                       15402                           11767
                       15829                           12145
                       16410                           13229
12/31/2002             15539                           12492
                       15436                           12146
                       14975                           11779
                       15146                           11931
                       16273                           13062
                       18083                           14464
                       18356                           14726
                       19364                           15647
                       20234                           16364
                       19756                           16062
10/31/2003             21105                           17411







VALUE OF A $10,000 INVESTMENT

[PERFORMANCE GRAPH]



                    HSBC Investor
                    Opportunity Fund Class
                    A (Investor)2                   Russell 2000 Index
   9/23/1996              9497                           10000
                          9687                           10100
                          9307                            9846
                          9677                           10252
  12/31/1996              9501                           10520
                          9805                           10730
                          9501                           10470
                          9007                            9976
                          9169                           10004
                         10337                           11117
                         10907                           11593
                         11525                           12133
                         11667                           12411
                         12399                           13319
                         11753                           12734
                         11724                           12651
  12/31/1997             11578                           12873
                         11578                           12670
                         12715                           13607
                         13317                           14168
                         13643                           14246
                         13011                           13479
                         13317                           13507
                         12428                           12414
                          9800                           10003
                         10630                           10786
                         11203                           11226
                         11865                           11814
  12/31/1998             13080                           12545
                         12965                           12712
                         11808                           11682
                         11934                           11865
                         12471                           12928
                         13080                           13117
                         13932                           13710
                         13511                           13334
                         13164                           12840
                         13143                           12843
                         13869                           12895
                         15751                           13665
  12/31/1999             19238                           15212
                         18415                           14968
                         22416                           17439
                         21421                           16289
                         20141                           15309
                         19352                           14417
                         21467                           15674
                         20347                           15169
                         22690                           16327
                         21970                           15847
                         21433                           15140
                         18346                           13586
  12/31/2000             20062                           14752
                         21613                           15520
                         19466                           14502
                         17250                           13793
                         19636                           14872
                         19721                           15237
                         20420                           15763
                         19398                           14910
                         18324                           14428
                         15358                           12486
                         16363                           13217
                         18307                           14240
  12/31/2001             19670                           15119
                         19091                           14962
                         17863                           14552
                         19244                           15721
                         17863                           15865
                         17096                           15161
                         15682                           14408
                         13534                           12232
                         13670                           12201
                         13006                           11325
                         13346                           11688
                         13841                           12731
  12/31/2002             13108                           12022
                         13006                           11689
                         12614                           11336
                         12733                           11482
                         13670                           12571
                         15170                           13920
                         15392                           14172
                         16227                           15059
                         16943                           15749
                         16551                           15458
  10/31/2003             17659                           16756








The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share classes versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

AVERAGE ANNUAL TOTAL RETURN

                                                               INCEPTION     1         5         SINCE
AS OF OCTOBER 31, 2003                                           DATE       YEAR     YEAR       INCEPTION
---------------------------------------------------------------------------------------------------------
HSBC Investor Small Cap Equity Fund                            9/3/96      33.33%   10.28%       11.00%
HSBC Investor Opportunity Fund Class A (Investor)(2)          9/23/96      25.73%    8.40%        8.33%
HSBC Investor Opportunity Fund Class B(3)                      1/6/98      27.16%    8.72%        6.90%
HSBC Investor Opportunity Fund Class C(4)                     11/4/98      30.31%     N/A         8.40%

(2) Reflects the maximum sales charge of 5.00%.
(3) Reflects the contingent deferred sales charge maximum of 4.00%.
(4) Reflects the contingent deferred sales charge maximum of 1.00%.
--------------------------------------------------------------------------------
The Funds are measured against the Russell 2000 Index, an unmanaged index generally representative of the performance of small-capitalization stocks. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. For more information about the HSBC Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

                                                HSBC INVESTOR FAMILY OF FUNDS 21

          HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003
.................................................................


 MUNICIPAL BONDS  - 90.2%

                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
GUAM  - 0.1%
Guam Economic Development Authority
 Revenue, 5.50%, 5/15/41, Callable
 5/15/11 @ 100.........................   100,000        86,378
                                                     ----------
NEW YORK  - 79.9%
Brookhaven, New York GO (FGIC Insured),
 5.50%, 10/1/12........................   500,000       552,580
Corning City, New York School District
 GO (FSA Insured), 4.00%, 6/15/08......   930,000       995,174
Corning City, New York School District
 GO (FSA Insured), 5.00%, 6/15/09......   790,000       881,719
Erie County, New York GO (FGIC
 Insured), 5.375%, 6/15/07.............   250,000       266,853
Guilderland, New York Central School
 District GO (FSA Insured), 3.50%,
 6/15/05...............................   250,000       258,990
Honeoye, New York Central School
 District GO (FGIC Insured), 3.00%,
 6/15/04...............................   310,000       313,757
Long Island, New York Power Authority
 Revenue (MBIA Insured), 4.50%, 4/1/11,
 Mandatory Tender 4/1/05 @ 100......... 1,075,000     1,122,504
Metropolitan Transportation Authority
 of New York Revenue (FGIC Insured),
 5.25%, 7/1/17, Prerefunded 7/1/08 @
 100.5................................. 1,145,000     1,299,311
Metropolitan Transportation Authority
 of New York Revenue (FSA Insured),
 5.00%, 11/15/32, Callable 11/15/12 @
 100................................... 1,625,000     1,637,902
Metropolitan Transportation Authority
 of New York Revenue (MBIA Insured),
 5.50%, 1/1/19.........................   480,000       525,274
Metropolitan Transportation Authority
 of New York Revenue, Escrowed to
 Maturity, 5.75%, 7/1/13...............   285,000       328,491
Monroe County, New York, Airport
 Authority Revenue, AMT (MBIA Insured),
 5.625%, 1/1/10........................ 1,240,000     1,376,970
Monroe County, New York, Airport
 Authority Revenue, AMT (MBIA Insured),
 5.75%, 1/1/14.........................   750,000       837,443
Nassau County Interim Finance Authority
 (MBIA Insured), 5.00%, 11/15/11.......   500,000       554,590
New York City GO, 5.00%, 8/1/05........ 1,000,000     1,056,690
New York City GO, 5.00%, 8/1/08........   990,000     1,078,516
New York City GO, 6.00%, 8/1/14,
 Callable 8/1/07 @ 101................. 1,000,000     1,113,410
New York City Housing Development Corp.
 Revenue, AMT, 5.60%, 11/1/19..........   100,000       104,034
New York City Industrial Development
 Agency (FSA Insured), 5.00%,
 11/15/19.............................. 1,000,000     1,047,900
New York City Municipal Assistance
 Corp. Revenue, 6.00%, 7/1/06.......... 1,000,000     1,115,780
New York City Municipal Water Finance
 Authority Revenue, 5.00%, 6/15/34,
 Callable 6/15/13 @ 100................ 1,800,000     1,800,306
New York City Transitional Finance
 Authority Revenue, 5.25%, 5/1/17,
 Callable 5/1/11 @ 100.................   400,000       427,844
New York City Transitional Finance
 Authority Revenue, 5.25%, 2/1/29,
 Callable 2/1/11 @ 100................. 1,500,000     1,640,595
New York City Transitional Finance
 Authority Revenue, 5.00%, 5/1/30,
 Callable 11/1/12 @ 101................ 1,500,000     1,502,160
New York State Dormitory Authority
 Revenue, 5.00%, 4/1/07................   500,000       545,655

---------------------------------------------------------------





---------------------------------------------------------------


 MUNICIPAL BONDS, CONTINUED

                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
New York State Dormitory Authority
 Revenue, 6.50%, 8/15/11...............   225,000       267,597
New York State Dormitory Authority
 Revenue, 5.25%, 7/1/13, Callable
 7/1/08 @ 101..........................   500,000       548,795
New York State Dormitory Authority
 Revenue, 5.50%, 8/15/17...............   990,000     1,043,529
New York State Dormitory Authority
 Revenue, 5.50%, 8/15/17, Prerefunded
 2/15/07 @ 102.........................    10,000        11,353
New York State Dormitory Authority
 Revenue, 6.00%, 7/1/19, Callable
 7/1/09 @ 101..........................   350,000       402,031
New York State Dormitory Authority
 Revenue (FSA Insured), 5.25%, 8/15/19,
 Callable 8/15/12 @ 100................ 1,000,000     1,071,120
New York State Dormitory Authority
 Revenue (AMBAC Insured), 4.00%,
 7/1/04................................   975,000       993,788
New York State Dormitory Authority
 Revenue (AMBAC Insured), 5.50%,
 8/1/10................................   750,000       851,648
New York State Dormitory Authority
 Revenue (AMBAC Insured), 5.50%,
 7/1/18................................   500,000       567,665
New York State Dormitory Authority
 Revenue (CIFG Group Insured), 3.00%,
 7/1/05................................ 1,025,000     1,052,429
New York State Dormitory Authority
 Revenue (CIFG Group Insured), 4.00%,
 7/1/06................................ 1,120,000     1,185,654
New York State Dormitory Authority
 Revenue (FSA Insured), 5.25%, 7/1/18,
 Callable 7/1/12 @ 101................. 1,460,000     1,582,714
New York State Dormitory Authority
 Revenue (MBIA Insured), 5.50%,
 7/1/23................................ 1,300,000     1,432,443
New York State Dormitory Authority
 Revenue, Series A (FSA Insured),
 5.00%, 7/1/26, Callable 7/1/11 @
 102...................................   500,000       505,700
New York State Environmental Facscorp,
 5.70%, 1/15/14, Callable 7/15/09 @
 101...................................    15,000        17,567
New York State Environmental Facscorp,
 5.70%, 1/15/14, Callable 7/15/09 @
 101...................................   415,000       467,805
New York State Environmental Facscorp,
 5.70%, 1/15/14, Prerefunded 7/15/09 @
 101...................................   570,000       667,532
New York State Local Government
 Assistance Corp. Revenue, 6.00%,
 4/1/16, Prerefunded 4/1/05 @ 102...... 1,000,000     1,087,320
New York State Mortgage Agency Revenue,
 AMT, 5.60%, 10/1/14, Callable 9/1/07 @
 101.5................................. 1,000,000     1,050,190
New York State Thruway Authority
 Revenue, 5.50%, 4/1/11................ 1,000,000     1,130,180
New York State Thruway Authority
 Revenue, 5.50%, 3/15/20...............   500,000       542,150
New York State Thruway Authority
 Revenue, Series A, 5.00%, 3/15/19..... 1,400,000     1,466,066
New York State Thruway Authority
 Revenue (MBIA Insured), 5.00%,
 3/15/21, Callable 3/15/13 @ 100.......   500,000       516,215
New York State Thruway Authority
 Revenue, Highway & Bridge (FGIC
 Insured), 5.25%, 4/1/07...............   300,000       332,460
New York State Thruway Authority
 Revenue, Highway & Bridge (FGIC
 Insured), 5.50%, 4/1/17, Callable
 4/1/11 @ 101.......................... 1,000,000     1,100,160


22    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

          HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

---------------------------------------------------------------

 MUNICIPAL BONDS, CONTINUED

                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
New York State Urban Development Corp.
 Revenue, 5.75%, 4/1/12, Callable
 4/1/07 @ 102.......................... 1,000,000     1,146,950
New York State Urban Development Corp.
 Revenue, 5.75%, 4/1/12................   500,000       569,385
New York State Urban Development Corp.
 Revenue, 5.125%, 1/1/25, Prerefunded
 1/1/11 @ 100..........................   175,000       195,939
New York State Urban Development Corp.
 Revenue (MBIC Insured), 5.00%,
 3/15/33, Callable 3/15/13 @ 100.......   500,000       504,065
New York State Urban Development Corp.
 Revenue, Series A (MBIA Insured),
 6.50%, 1/1/09.........................   500,000       587,865
Niagara Falls New York Bridge Common
 Toll Revenue, 2.00%, 10/1/05..........   400,000       405,280
Onondaga County, New York Water
 Authority Revenue (FSA Insured),
 5.00%, 9/15/14........................   300,000       323,709
Onondaga County, New York Water
 Authority Revenue (FSA Insured),
 5.00%, 9/15/15........................   665,000       714,210
Peru, New York Central School District
 (FGIC Insured), 4.00%, 6/15/04........   225,000       229,118
Port Authority of New York & New Jersey
 Revenue, 5.00%, 9/1/27................   795,000       799,182
Port Authority of New York & New Jersey
 Revenue, 5.375%, 3/1/28............... 1,100,000     1,175,019
Port Authority of New York & New Jersey
 Special Obligation Revenue, AMT,
 5.75%, 12/1/22, Callable 12/1/07 @
 102...................................   500,000       551,620
Triborough, New York Bridge & Tunnel
 Authority Revenue, 5.00%, 11/15/32,
 Callable 11/15/12 @ 100...............   800,000       803,448
Triborough, New York Bridge & Tunnel
 Authority Revenue (MBIA Insured),
 5.00%, 11/15/32....................... 1,000,000     1,008,620
                                                     ----------
                                                     51,292,969
                                                     ----------
PUERTO RICO  - 10.2%
Puerto Rico Commonwealth (FGIC
 Insured), 5.25%, 7/1/17, Callable
 7/1/13 @ 100..........................   500,000       548,830
Puerto Rico Commonwealth, Public
 Improvement, Series A (MBIA Insured),
 5.125%, 7/1/31, Callable 7/1/11 @
 100................................... 1,650,000     1,694,814
Puerto Rico Electric Power Authority
 Revenue (MBIA Insured), 5.25%,
 7/1/22................................ 1,000,000     1,092,650
Puerto Rico Electric Power Authority
 Revenue, Series HH (FSA Insured),
 5.25%, 7/1/29, Callable 7/1/10 @
 101................................... 1,430,000     1,486,571
Puerto Rico Municipal Financial Agency
 (FSA Insured), 5.00%, 8/1/27..........   250,000       255,025
Puerto Rico Public Buildings Authority
 Revenue, Government Facilities, Series
 D, 5.375%, 7/1/33, Callable 7/1/12 @
 100...................................   900,000       925,983
Puerto Rico Publishing Finance Corp.
 Revenue (AMBAC Insured), 5.375%,
 6/1/18................................   500,000       564,150
                                                     ----------
                                                      6,568,023
                                                     ----------
TOTAL MUNICIPAL BONDS..................              57,947,370
                                                     ----------

---------------------------------------------------------------





---------------------------------------------------------------



 VARIABLE RATE DEMAND NOTES*  - 5.6%

                                         SHARES OR
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
NEW YORK - 5.6%
Long Island, New York Power Authority
 Revenue (LOC Bayerische Landesbank),
 1.15%, 5/1/33......................... 1,500,000     1,500,000
New York City GO (LOC JP Morgan),
 1.13%, 8/1/20.........................   300,000       300,000
New York State Job Development
 Authority, AMT (LOC Bayerische
 Landesbank), 1.13%, 3/1/05............ 1,300,000     1,300,000
New York City Water & Sewer Authority
 Revenue (SPA LOC Bayerische
 Landesbank), 1.13%, 6/15/35...........   500,000       500,000
                                                     ----------
TOTAL VARIABLE RATE DEMAND NOTES*......               3,600,000
                                                     ----------

---------------------------------------------------------------
 INVESTMENT COMPANIES - 2.8%

Provident New York Tax-Free Money
 Market Fund...........................  1,772,351    1,772,351
                                                     ----------
TOTAL INVESTMENT COMPANIES.............               1,772,351
                                                     ----------
TOTAL INVESTMENTS
 (COST $60,759,864) (a)  - 98.6%.......              63,319,721
                                                     ----------
                                                     ----------

--------------

Percentages indicated are based on net assets of $64,219,651.

(a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation..........  $2,648,002
    Unrealized depreciation..........    (88,145)
                                       ----------
    Net unrealized appreciation......  $2,559,857
                                       ----------
                                       ----------

* Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report represent the rates that were in effect on October 31, 2003. Each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

AMT  -- Interest on security is subject to Federal Alternative
        Minimum Tax
FGIC -- Federal Guaranty Insurance Corporation
FSA  -- Financial Security Assurance
GO   -- General Obligation
LOC  -- Letter of Credit
SPA  -- Standby Purchase Agreement


See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    23

          HSBC INVESTOR BALANCED FUND

          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003


---------------------------------------------------------------

 COMMON STOCKS  - 57.5%
                                          SHARES      VALUE($)
                                         ---------   ----------
AEROSPACE & DEFENSE  - 0.7%
United Technologies Corp...............       300        25,407
                                                     ----------
AIR FREIGHT & LOGISTICS  - 0.3%
United Parcel Service, Inc.,
 Class B...............................       160        11,603
                                                     ----------
BANKING  - 3.2%
Bank of America Corp...................       700        53,011
Mellon Financial Corp..................       600        17,922
Wells Fargo & Co.......................       800        45,056
                                                     ----------
                                                        115,989
                                                     ----------
BIOTECHNOLOGY  - 0.7%
Amgen, Inc. (b)........................       400        24,704
                                                     ----------
CHEMICALS  - 0.6%
Du Pont (E.I) de Nemours and Co........       500        20,200
                                                     ----------
COMMERCIAL SERVICES  - 0.7%
Cendant Corp. (b)......................     1,200        24,516
                                                     ----------
COMPUTER SOFTWARE  - 4.0%
Affiliated Computer Services, Inc.
 (b)...................................       230        11,254
First Data Corp........................       690        24,633
Microsoft Corp.........................     2,600        67,990
Oracle Corp. (b).......................     3,200        38,272
                                                     ----------
                                                        142,149
                                                     ----------
COMPUTERS  - 2.8%
Dell, Inc. (b).........................     1,030        37,204
Hewlett-Packard Co.....................     1,700        37,927
International Business Machines
 Corp..................................       300        26,844
                                                     ----------
                                                        101,975
                                                     ----------
CONSUMER PRODUCTS  - 4.8%
Altria Group, Inc......................     1,000        46,500
Anheuser-Busch Cos., Inc...............       300        14,778
PepsiCo, Inc...........................       800        38,256
The Coca-Cola Co.......................       500        23,200
The Procter & Gamble Co................       280        27,521
TJX Companies, Inc.....................     1,000        20,990
                                                     ----------
                                                        171,245
                                                     ----------
DIVERSIFIED MANUFACTURING OPERATIONS  - 4.8%
3M Co..................................       300        23,661
General Electric Co....................     2,800        81,228
ITT Industries, Inc....................       200        13,598
Parker Hannifin Corp...................       300        15,291
SPX Corp. (b)..........................       200         9,624
Tyco International Ltd.................     1,300        27,144
                                                     ----------
                                                        170,546
                                                     ----------
ELECTRIC UTILITIES  - 1.6%
Exelon Corp............................       700        44,415
Southern Co............................       400        11,920
                                                     ----------
                                                         56,335
                                                     ----------
ELECTRONIC COMPONENTS &
SEMICONDUCTORS  - 1.9%
Intel Corp.............................     2,100        69,405
                                                     ----------
ENERGY EQUIPMENT & SERVICES  - 1.1%
Nabors Industries Ltd. (b).............     1,010        38,178
                                                     ----------





---------------------------------------------------------------

 COMMON STOCKS, CONTINUED

                                          SHARES      VALUE($)
                                         ---------   ----------
FINANCIAL SERVICES  - 6.5%
Capital One Financial Corp.............       200        12,160
Citigroup, Inc.........................     1,700        80,580
Countrywide Credit Industries, Inc.....       200        21,024
Fannie Mae.............................       300        21,507
Goldman Sachs Group, Inc...............       400        37,560
J.P. Morgan Chase & Co.................     1,100        39,490
Merrill Lynch & Co., Inc...............       400        23,680
                                                     ----------
                                                        236,001
                                                     ----------
FOREST PRODUCTS & PAPER  - 0.9%
International Paper Co.................       800        31,480
                                                     ----------
HEALTH CARE  - 2.3%
Cardinal Health, Inc...................       600        35,604
Caremark Rx, Inc. (b)..................     1,200        30,060
Guidant Corp...........................       300        15,303
                                                     ----------
                                                         80,967
                                                     ----------
INSURANCE  - 2.3%
American International Group, Inc......       700        42,581
The Allstate Corp......................       600        23,700
Willis Group Holdings Ltd..............       530        17,649
                                                     ----------
                                                         83,930
                                                     ----------
LEISURE EQUIPMENT & PRODUCTS  - 0.9%
Mattel, Inc............................     1,600        30,976
                                                     ----------
MEDIA  - 1.6%
Time Warner, Inc. (b)..................     1,400        21,406
Viacom, Inc. Class B...................       900        35,883
                                                     ----------
                                                         57,289
                                                     ----------
METALS & MINING  - 0.4%
Alcoa, Inc.............................       400        12,628
                                                     ----------
OIL & GAS  - 2.2%
Exxon Mobil Corp.......................     1,600        58,528
Occidental Petroleum Corp..............       600        21,156
                                                     ----------
                                                         79,684
                                                     ----------
PHARMACEUTICALS  - 4.9%
Abbott Laboratories....................       600        25,572
Johnson & Johnson......................       700        35,231
Merck & Co., Inc.......................       400        17,700
Pfizer, Inc............................     2,400        75,840
Wyeth..................................       500        22,070
                                                     ----------
                                                        176,413
                                                     ----------
RETAIL  - 4.7%
Abercrombie & Fitch Co., Class A (b)...       600        17,100
Home Depot, Inc........................     1,100        40,777
Kohl's Corp. (b).......................       500        28,035
Target Corp............................       300        11,922
Wal-Mart Stores, Inc...................     1,200        70,740
                                                     ----------
                                                        168,574
                                                     ----------
TELECOMMUNICATIONS  - 3.6%
Cisco Systems, Inc. (b)................     2,300        48,254
Comcast Corp. Class A (b)..............       700        23,744
SBC Communications, Inc................       900        21,582
Verizon Communications, Inc............     1,100        36,960
                                                     ----------
                                                        130,540
                                                     ----------
TOTAL COMMON STOCKS....................               2,060,734
                                                     ----------

24    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

          HSBC INVESTOR BALANCED FUND

---------------------------------------------------------------

 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  - 36.6%

                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------

FEDERAL HOME LOAN BANK  - 3.6%
3.25%, 8/15/05.........................   125,000       127,725
                                                     ----------
FEDERAL HOME LOAN MORTGAGE CORP.  - 13.9%
2.125%, 11/15/05.......................   100,000        99,982
4.75%, 1/2/07..........................   100,000       104,921
5.375%, 11/15/11.......................    50,000        52,968
Pool #A11010, 5.00%, 7/1/33............   248,127       244,348
                                                     ----------
                                                        502,219
                                                     ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION  - 3.1%
Pool #2687, 6.00%, 12/20/28............   108,662       112,081
                                                     ----------
U.S. TREASURY BONDS  - 2.1%
5.25%, 2/15/29.........................    75,000        74,921
                                                     ----------
U.S. TREASURY NOTES  - 13.9%
2.375%, 8/15/06........................    50,000        50,156
2.625%, 5/15/08........................   275,000       269,576
4.375%, 8/15/12........................   175,000       177,652
                                                     ----------
                                                        497,384
                                                     ----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS....................               1,314,330
                                                     ----------

---------------------------------------------------------------






 INVESTMENT COMPANIES  - 4.5%

                                          SHARES      VALUE($)
                                         ---------   ----------
Dreyfus Cash Management Fund...........   162,985       162,985
                                                     ----------
TOTAL INVESTMENT COMPANIES.............                 162,985
                                                     ----------
TOTAL INVESTMENTS
 (COST $3,377,114) (A)  - 98.6%........               3,538,049
                                                     ----------
                                                     ----------

--------------

Percentages indicated are based on net assets of $3,588,470.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $131,636. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation.................  $67,434
    Unrealized depreciation.................  (38,135)
                                              -------
    Net unrealized appreciation.............  $29,299
                                              -------
                                              -------

(b) Represents non-income producing security.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    25

          HSBC INVESTOR EQUITY FUND

          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003

-----------------------------------------------------------------

 COMMON STOCKS  - 96.8%
                                            SHARES      VALUE($)
                                           ---------   ----------
AEROSPACE & DEFENSE  - 2.1%
Lockheed Martin Corp. ...................     12,350      572,546
United Technologies Corp. ...............      9,519      806,164
                                                       ----------
                                                        1,378,710
                                                       ----------
AUTO PARTS & EQUIPMENT  - 0.9%
Johnson Controls, Inc. ..................      5,550      596,792
                                                       ----------
BANKING  - 4.4%
Bank of America Corp. ...................     20,450    1,548,679
Wells Fargo & Co. .......................     24,500    1,379,840
                                                       ----------
                                                        2,928,519
                                                       ----------
BIOTECHNOLOGY  - 1.7%
Amgen, Inc. (b)..........................     14,800      914,048
Gilead Sciences, Inc. (b)................      4,000      218,320
                                                       ----------
                                                        1,132,368
                                                       ----------
CHEMICALS  - 1.5%
Air Products and Chemicals, Inc. ........      6,800      308,788
Du Pont (E.I) de Nemours and Co. ........     17,350      700,940
                                                       ----------
                                                        1,009,728
                                                       ----------
COMMERCIAL SERVICES  - 1.6%
Cendant Corp. (b)........................     53,000    1,082,790
                                                       ----------
COMPUTER SOFTWARE  - 6.6%
Affiliated Computer Services, Inc. (b)...      4,100      200,613
Electronic Arts, Inc. (b)................      3,575      354,068
Intuit, Inc. (b).........................      5,450      272,391
Mercury Interactive Corp. (b)............      8,200      380,808
Microsoft Corp. .........................     76,150    1,991,323
Symantec Corp. (b).......................      6,300      419,895
Unisys Corp. (b).........................      2,100       32,256
Veritas Software Corp. (b)...............     19,300      697,695
                                                       ----------
                                                        4,349,049
                                                       ----------
COMPUTERS  - 2.4%
Dell, Inc. (b)...........................     30,300    1,094,436
Hewlett-Packard Co. .....................     23,300      519,823
                                                       ----------
                                                        1,614,259
                                                       ----------
CONSTRUCTION & HOUSING  - 0.3%
Masco Corp. .............................      7,750      213,125
                                                       ----------
CONSUMER MANUFACTURING  - 0.8%
Harley-Davidson, Inc. ...................     10,500      497,805
                                                       ----------
CONSUMER PRODUCTS  - 6.2%
Anheuser-Busch Cos., Inc. ...............      2,900      142,854
Avon Products, Inc. .....................      7,600      516,496
Colgate-Palmolive Co. ...................      5,850      311,162
Diageo PLC ADR...........................     17,150      819,942
PepsiCo, Inc. ...........................     23,550    1,126,160
The Clorox Co. ..........................      9,450      428,085
The Estee Lauder Cos., Inc. Class A......      2,100       78,519
The Procter & Gamble Co. ................      5,650      555,339
Tiffany & Co. ...........................      2,400      113,880
                                                       ----------
                                                        4,092,437
                                                       ----------





-----------------------------------------------------------------

 COMMON STOCKS, CONTINUED
                                            SHARES      VALUE($)
                                           ---------   ----------
DIVERSIFIED MANUFACTURING OPERATIONS  - 3.4%
Danaher Corp. ...........................      3,100      256,835
General Electric Co. ....................     50,213    1,456,679
Tyco International Ltd. .................     26,350      550,188
                                                       ----------
                                                        2,263,702
                                                       ----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS  - 6.2%
Altera Corp. (b).........................     14,500      293,335
Broadcom Corp. (b).......................     12,300      392,985
Flextronics International Ltd. (b).......     11,840      165,760
Intel Corp. .............................     45,240    1,495,182
Koninklijke (Royal) Philips Electronics
 NV ADR..................................     35,331      948,284
Linear Technology Corp. .................      9,400      400,534
Maxim Integrated Products, Inc. .........      8,000      397,680
                                                       ----------
                                                        4,093,760
                                                       ----------
FINANCIAL SERVICES  - 12.2%
Citigroup, Inc. .........................     56,725    2,688,764
Fannie Mae...............................     10,700      767,083
Goldman Sachs Group, Inc. ...............     12,900    1,211,310
MBNA Corp. ..............................     43,250    1,070,438
Merrill Lynch & Co., Inc. ...............     10,600      627,520
Morgan Stanley...........................     31,100    1,706,457
                                                       ----------
                                                        8,071,572
                                                       ----------
GAS & ELECTRIC UTILITY  - 2.1%
Entergy Corp. ...........................     15,550      838,145
Public Service Enterprise Group, Inc. ...     13,500      551,745
                                                       ----------
                                                        1,389,890
                                                       ----------
HEALTH CARE  - 4.5%
Aventis ADR..............................     14,750      781,160
Caremark Rx, Inc. (b)....................     14,400      360,720
Express Scripts, Inc. (b)................      2,500      137,300
Health Management Associates, Inc. ......     11,200      248,080
Medtronic, Inc. .........................     11,300      514,941
Stryker Corp. ...........................      2,400      194,664
UnitedHealth Group, Inc. ................      2,850      145,008
Wellpoint Health Networks, Inc. (b)......      4,700      417,830
Zimmer Holdings, Inc. (b)................      2,400      153,144
                                                       ----------
                                                        2,952,847
                                                       ----------
INSURANCE  - 6.1%
American International Group, Inc. ......     34,900    2,122,967
MetLife, Inc. ...........................     23,450      736,330
The Progressive Corp. ...................      2,000      147,600
Travelers Property Casualty Corp. .......     55,418      903,313
Willis Group Holdings Ltd. ..............      3,900      129,870
                                                       ----------
                                                        4,040,080
                                                       ----------
INTERNET RELATED  - 0.9%
Ebay, Inc. (b)...........................      8,800      492,272
Yahoo!, Inc. (b).........................      2,100       91,770
                                                       ----------
                                                          584,042
                                                       ----------

26    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

          HSBC INVESTOR EQUITY FUND

-----------------------------------------------------------------

 COMMON STOCKS, CONTINUED
                                            SHARES      VALUE($)
                                           ---------   ----------
LEISURE  - 0.6%
Carnival Corp. ..........................     10,500      366,555
                                                       ----------
MEDIA  - 4.9%
Clear Channel Communications, Inc. ......     23,700      967,434
Cox Communications, Inc. Class A (b).....      3,500      119,245
Gannett Co., Inc. .......................      8,440      709,888
Liberty Media Corp. Class A (b)..........     69,600      702,264
Time Warner, Inc. (b)....................      5,350       81,802
Viacom, Inc. Class B.....................     15,800      629,946
                                                       ----------
                                                        3,210,579
                                                       ----------
OIL & GAS  - 6.2%
BP PLC ADR...............................     27,400    1,161,212
ConocoPhillips...........................     18,662    1,066,533
EnCana Corp. ............................     21,927      753,631
Noble Corp. (b)..........................     11,400      391,362
Occidental Petroleum Corp. ..............     20,100      708,726
                                                       ----------
                                                        4,081,464
                                                       ----------
PHARMACEUTICALS  - 8.2%
Abbott Laboratories......................     18,450      786,339
Alcon, Inc. .............................      2,800      154,308
Allergan, Inc. ..........................      4,580      346,340
Forest Laboratories, Inc. (b)............      8,400      420,084
Johnson & Johnson........................     20,100    1,011,633
Pfizer, Inc. ............................     69,250    2,188,299
Wyeth....................................     11,900      525,266
                                                       ----------
                                                        5,432,269
                                                       ----------
REAL ESTATE  - 0.3%
Centex Corp. ............................        900       87,750
Lennar Corp. ............................      1,000       91,850
                                                       ----------
                                                          179,600
                                                       ----------
RETAIL  - 5.3%
Bed Bath & Beyond, Inc. (b)..............     12,000      506,880
Lowe's Cos., Inc. .......................     19,700    1,160,921
Staples, Inc. (b)........................     14,700      394,254
Target Corp. ............................     16,550      657,697
Wal-Mart Stores, Inc. ...................     13,300      784,035
                                                       ----------
                                                        3,503,787
                                                       ----------




-----------------------------------------------------------------

 COMMON STOCKS, CONTINUED
                                            SHARES      VALUE($)
                                           ---------   ----------

TELECOMMUNICATIONS  - 6.7%
BellSouth Corp. .........................     36,700      965,577
Cisco Systems, Inc. (b)..................     41,200      864,376
Comcast Corp. Class A (b)................     32,102    1,088,900
Comcast Corp. Special Class A (b)........     20,400      665,448
EchoStar Communications Corp. Class A (b)      1,287       49,318
Juniper Networks, Inc. (b)...............     26,300      473,137
Motorola, Inc. ..........................     23,400      316,602
                                                       ----------
                                                        4,423,358
                                                       ----------
TRANSPORTATION  - 0.7%
Union Pacific Corp. .....................      7,250      453,850
                                                       ----------
TOTAL COMMON STOCKS......................              63,942,937
                                                       ----------

-----------------------------------------------------------------
 INVESTMENT COMPANIES  - 2.8%
Dreyfus Cash Management Fund.............  1,855,126    1,855,126
                                                       ----------
TOTAL INVESTMENT COMPANIES...............               1,855,126
                                                       ----------
TOTAL INVESTMENTS
 (COST $58,910,482) (a)  - 99.6%........               65,798,063
                                                       ----------
                                                       ----------

--------------

Percentages indicated are based on net assets of $66,066,370.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $3,390,665. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation...............  $3,811,428
    Unrealized depreciation...............    (314,512)
                                            ----------
    Net unrealized appreciation...........  $3,496,916
                                            ----------
                                            ----------

(b) Represents non-income producing security.

ADR -- American Depositary Receipt

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    27

          HSBC INVESTOR GROWTH AND INCOME FUND

          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003

---------------------------------------------------------------

 COMMON STOCKS  - 99.2%
                                         SHARES      VALUE($)
                                        ---------   -----------
AEROSPACE & DEFENSE  - 1.0%
United Technologies Corp. ............    25,100      2,125,719
                                                    -----------
AIR FREIGHT & LOGISTICS  - 0.5%
United Parcel Service, Inc. ..........    15,700      1,138,564
                                                    -----------
BANKING  - 5.5%
Bank of America Corp. ................    71,900      5,444,987
Mellon Financial Corp. ...............    54,600      1,630,902
Wells Fargo & Co. ....................    78,200      4,404,224
                                                    -----------
                                                     11,480,113
                                                    -----------
BIOTECHNOLOGY  - 1.3%
Amgen, Inc. (b).......................    42,700      2,637,152
                                                    -----------
CHEMICALS  - 1.0%
Du Pont (E.I) de Nemours and Co. .....    53,600      2,165,440
                                                    -----------
COMMERCIAL SERVICES  - 1.2%
Cendant Corp. (b).....................   126,420      2,582,761
                                                    -----------
COMPUTER SOFTWARE  - 6.9%
Affiliated Computer Services, Inc.
 (b)..................................    23,110      1,130,772
First Data Corp. .....................    69,900      2,495,430
Microsoft Corp. ......................   259,400      6,783,310
Oracle Corp. (b)......................   325,700      3,895,372
                                                    -----------
                                                     14,304,884
                                                    -----------
COMPUTERS  - 5.1%
Dell, Inc. (b)........................    98,700      3,565,044
Hewlett-Packard Co. ..................   177,000      3,948,870
International Business Machines
 Corp. ...............................    33,300      2,979,684
                                                    -----------
                                                     10,493,598
                                                    -----------
CONSUMER PRODUCTS  - 8.5%
Altria Group, Inc. ...................   100,200      4,659,300
Anheuser-Busch Cos., Inc. ............    30,300      1,492,578
PepsiCo, Inc. ........................    87,900      4,203,378
The Coca-Cola Co. ....................    50,300      2,333,920
The Procter & Gamble Co. .............    26,680      2,622,377
TJX Companies, Inc. ..................    99,800      2,094,802
                                                    -----------
                                                     17,406,355
                                                    -----------
DIVERSIFIED MANUFACTURING OPERATIONS  - 8.0%
3M Co. ...............................    22,300      1,758,801
General Electric Co. .................   292,700      8,491,227
ITT Industries, Inc. .................    18,400      1,251,016
Parker Hannifin Corp. ................    26,400      1,345,608
SPX Corp. (b).........................    20,300        976,836
Tyco International Ltd. ..............   137,600      2,873,088
                                                    -----------
                                                     16,696,576
                                                    -----------
ELECTRIC UTILITIES  - 2.5%
Exelon Corp. .........................    64,100      4,067,145
Southern Co. .........................    37,500      1,117,500
                                                    -----------
                                                      5,184,645
                                                    -----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS  - 3.1%
Intel Corp. ..........................   197,600      6,530,680
                                                    -----------
ENERGY EQUIPMENT & SERVICES  - 1.9%
Nabors Industries Ltd. (b)............   102,450      3,872,610
                                                    -----------
FINANCIAL SERVICES  - 11.5%
Capital One Financial Corp. ..........    17,000      1,033,600
Citigroup, Inc. ......................   167,000      7,915,800
Countrywide Credit Industries,
 Inc. ................................    22,400      2,354,688
Fannie Mae............................    30,300      2,172,207
Goldman Sachs Group, Inc. ............    41,800      3,925,020
J.P. Morgan Chase & Co. ..............   116,300      4,175,170
Merrill Lynch & Co., Inc. ............    35,500      2,101,600
                                                    -----------
                                                     23,678,085
                                                    -----------
FOREST PRODUCTS & PAPER  - 1.4%
International Paper Co. ..............    75,800      2,982,730
                                                    -----------




---------------------------------------------------------------

 COMMON STOCKS, CONTINUED
                                         SHARES      VALUE($)
                                        ---------   -----------

HEALTH CARE  - 3.7%
Cardinal Health, Inc. ................    54,300      3,222,162
Caremark Rx, Inc. (b).................   110,400      2,765,520
Guidant Corp. ........................    33,400      1,703,734
                                                    -----------
                                                      7,691,416
                                                    -----------
INSURANCE  - 4.3%
American International Group, Inc. ...    74,900      4,556,167
The Allstate Corp. ...................    65,400      2,583,300
Willis Group Holdings Ltd. ...........    51,400      1,711,620
                                                    -----------
                                                      8,851,087
                                                    -----------
LEISURE EQUIPMENT & PRODUCTS  - 1.5%
Mattel, Inc. .........................   156,800      3,035,648
                                                    -----------
MEDIA  - 2.7%
Time Warner, Inc. (b).................   140,700      2,151,303
Viacom, Inc. Class B..................    88,300      3,520,521
                                                    -----------
                                                      5,671,824
                                                    -----------
METALS & MINING  - 0.6%
Alcoa, Inc. ..........................    41,150      1,299,106
                                                    -----------
OIL & GAS  - 3.8%
Exxon Mobil Corp. ....................   159,900      5,849,142
Occidental Petroleum Corp. ...........    60,000      2,115,600
                                                    -----------
                                                      7,964,742
                                                    -----------
PHARMACEUTICALS  - 8.6%
Abbott Laboratories...................    63,300      2,697,846
Johnson & Johnson.....................    76,100      3,830,113
Merck & Co., Inc. ....................    36,260      1,604,505
Pfizer, Inc. .........................   237,200      7,495,520
Wyeth.................................    46,700      2,061,338
                                                    -----------
                                                     17,689,322
                                                    -----------
RETAIL  - 8.2%
Abercrombie & Fitch Co., Class A
 (b)..................................    60,500      1,724,250
Home Depot, Inc. .....................   120,600      4,470,642
Kohl's Corp. (b)......................    42,700      2,394,189
Target Corp. .........................    31,000      1,231,940
Wal-Mart Stores, Inc. ................   122,200      7,203,690
                                                    -----------
                                                     17,024,711
                                                    -----------
TELECOMMUNICATIONS  - 6.4%
Cisco Systems, Inc. (b)...............   240,200      5,039,396
Comcast Corp. Class A (b).............    66,200      2,245,504
SBC Communications, Inc. .............   101,800      2,441,164
Verizon Communications, Inc. .........   108,100      3,632,160
                                                    -----------
                                                     13,358,224
                                                    -----------
TOTAL COMMON STOCKS...................              205,865,992
                                                    -----------

---------------------------------------------------------------
 INVESTMENT COMPANIES  - 0.7%

Dreyfus Cash Management Fund.......... 1,532,564      1,532,564
                                                    -----------
TOTAL INVESTMENT COMPANIES............                1,532,564
                                                    -----------
TOTAL INVESTMENTS
 (COST $177,082,487) (a)  - 99.9%.....              207,398,556
                                                    -----------
                                                    -----------

--------------

Percentages indicated are based on net assets of $207,520,801.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $1,303,023. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation.............  $ 32,113,320
    Unrealized depreciation.............    (3,100,274)
                                          ------------
    Net unrealized appreciation.........  $ 29,013,046
                                          ------------
                                          ------------

(b) Represents non-income producing security.

28    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

          HSBC INVESTOR MID-CAP FUND

          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003

----------------------------------------------------------------

 COMMON STOCKS  - 99.4%
                                           SHARES     VALUE($)
                                           -------   -----------
AEROSPACE & DEFENSE  - 1.1%
L-3 Communications Holdings, Inc. (b)....   40,000     1,869,600
                                                     -----------
BANKING  - 1.9%
Astoria Financial Corp. .................   44,000     1,524,160
New York Community Bancorp, Inc. ........   11,666       422,309
TCF Financial Corp. .....................   25,000     1,304,500
                                                     -----------
                                                       3,250,969
                                                     -----------
BIOTECHNOLOGY  - 3.3%
Chiron Corp. (b).........................   19,300     1,054,359
Genzyme Corp. (b)........................   16,000       734,400
Gilead Sciences, Inc. (b)................   17,500       955,150
IDEC Pharmaceuticals Corp. (b)...........   42,500     1,493,025
Medimmune, Inc. (b)......................   49,100     1,309,006
                                                     -----------
                                                       5,545,940
                                                     -----------
CHEMICALS  - 0.8%
Sigma-Aldrich Corp. .....................   27,100     1,421,395
                                                     -----------
COMMERCIAL SERVICES  - 3.1%
Cendant Corp. (b)........................  170,000     3,473,100
H & R Block, Inc. .......................   38,400     1,808,256
                                                     -----------
                                                       5,281,356
                                                     -----------
COMPUTER HARDWARE  - 4.4%
Emulex Corp. (b).........................   71,500     2,024,880
Lexmark International, Inc. (b)..........   29,100     2,142,051
SanDisk Corp. (b)........................   25,100     2,023,060
Western Digital Corp. (b)................   94,000     1,264,300
                                                     -----------
                                                       7,454,291
                                                     -----------
COMPUTER SOFTWARE  - 12.6%
Adobe Systems, Inc. .....................   20,800       911,872
Affiliated Computer Services, Inc. (b)...   28,000     1,370,040
BEA Systems, Inc. (b)....................   89,500     1,244,050
BMC Software, Inc. (b)...................   76,100     1,322,618
Citrix Systems, Inc. (b).................   81,200     2,052,736
Electronic Arts, Inc. (b)................   18,200     1,802,528
Factset Research Systems, Inc. ..........   22,300       973,172
Fair, Issac & Co., Inc. .................   25,400     1,620,012
Intuit, Inc. (b).........................   60,800     3,038,783
SunGard Data Systems, Inc. (b)...........   72,000     2,019,600
Symantec Corp. (b).......................   33,700     2,246,105
Synopsys, Inc. (b).......................   47,100     1,494,012
VeriSign, Inc. (b).......................   57,000       904,590
                                                     -----------
                                                      21,000,118
                                                     -----------
CONSUMER MANUFACTURING  - 0.8%
Harley-Davidson, Inc. ...................   29,800     1,412,818
                                                     -----------
CONSUMER PRODUCTS  - 2.6%
Constellation Brands, Inc. (b)...........   55,000     1,725,350
TJX Companies, Inc. .....................  126,300     2,651,037
                                                     -----------
                                                       4,376,387
                                                     -----------




----------------------------------------------------------------

 COMMON STOCKS, CONTINUED
                                           SHARES     VALUE($)
                                           -------   -----------
DIVERSIFIED MANUFACTURING OPERATIONS  - 6.6%
Danaher Corp. ...........................   15,000     1,242,750
ITT Industries, Inc. ....................   24,000     1,631,760
SPX Corp. (b)............................   39,000     1,876,680
Textron, Inc. ...........................   40,000     1,987,600
The Scotts Company (b)...................   30,000     1,732,500
Tyco International Ltd. .................  124,800     2,605,824
                                                     -----------
                                                      11,077,114
                                                     -----------
ELECTRIC UTILITIES  - 1.0%
Exelon Corp. ............................   27,500     1,744,875
                                                     -----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS  - 10.4%
Altera Corp. (b).........................   33,800       683,774
American Power Conversion Corp. .........  120,000     2,427,600
Applied Materials, Inc. (b)..............   38,700       904,419
Arrow Electronics, Inc. (b)..............   38,500       821,975
Cognos, Inc. (b).........................   38,100     1,313,307
Jabil Circuit, Inc. (b)..................   52,300     1,456,555
KLA-Tencor Corp. (b).....................   44,900     2,574,117
Lam Research Corp. (b)...................   41,900     1,204,206
LSI Logic Corp. (b)......................  150,100     1,386,924
Microchip Technology, Inc. ..............   52,200     1,707,462
National Semiconductor Corp. (b).........   39,600     1,608,948
Novellus Systems, Inc. (b)...............   32,400     1,337,796
                                                     -----------
                                                      17,427,083
                                                     -----------
ENERGY EQUIPMENT & SERVICES  - 1.1%
Nabors Industries Ltd. (b)...............   49,950     1,888,110
                                                     -----------
FINANCIAL SERVICES  - 5.0%
Concord EFS, Inc. (b)....................   76,400       816,716
Countrywide Credit Industries, Inc. .....   22,500     2,365,200
Lehman Brothers Holdings, Inc. ..........   27,300     1,965,600
MBNA Corp. ..............................  131,400     3,252,150
                                                     -----------
                                                       8,399,666
                                                     -----------
HEALTH CARE  - 12.0%
Beckman Coulter, Inc. ...................   25,000     1,241,250
Cardinal Health, Inc. ...................   27,100     1,608,114
Caremark Rx, Inc. (b)....................   92,500     2,317,125
DENTSPLY International, Inc. ............   27,200     1,201,968
Edwards Lifesciences Corp. (b)...........   40,000     1,160,000
Guidant Corp. ...........................   19,400       989,594
Health Management Associates, Inc. ......   83,600     1,851,740
Laboratory Corp. of America Holdings
 (b).....................................   37,100     1,315,195
Neurocrine Biosciences, Inc. (b).........   18,000       842,940
Oxford Health Plans, Inc. (b)............   40,000     1,620,000
Varian Medical Systems, Inc. (b).........   20,000     1,278,800
Wellpoint Health Networks, Inc. (b)......   27,000     2,400,300
Zimmer Holdings, Inc. (b)................   35,000     2,233,350
                                                     -----------
                                                      20,060,376
                                                     -----------
HOUSEHOLD DURABLES  - 2.1%
Black & Decker Corp. ....................   45,000     2,151,450
Furniture Brands International, Inc. ....   60,000     1,455,600
                                                     -----------
                                                       3,607,050
                                                     -----------
INSURANCE  - 1.2%
Willis Group Holdings Ltd. ..............   60,000     1,998,000
                                                     -----------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    29

          HSBC INVESTOR MID-CAP FUND

----------------------------------------------------------------

 COMMON STOCKS, CONTINUED
                                           SHARES     VALUE($)
                                           -------   -----------
LEISURE EQUIPMENT & PRODUCTS  - 2.1%
Mattel, Inc. ............................  180,000     3,484,800
                                                     -----------
MEDIA  - 1.2%
Liberty Media Corp. Class A (b)..........  200,000     2,018,000
                                                     -----------
METALS -- DIVERSIFIED  - 0.6%
Freeport-McMoran Copper & Gold, Inc.
 Class B.................................   27,000     1,046,250
                                                     -----------
OIL & GAS  - 2.5%
EOG Resources, Inc. .....................   62,700     2,642,178
Occidental Petroleum Corp. ..............   42,000     1,480,920
                                                     -----------
                                                       4,123,098
                                                     -----------
PHARMACEUTICALS  - 4.8%
Allergan, Inc. ..........................   21,800     1,648,516
Biogen, Inc. (b).........................   31,200     1,262,664
Forest Laboratories, Inc. (b)............   15,800       790,158
McKesson Corp. ..........................   45,000     1,362,150
Mylan Laboratories, Inc. ................   90,450     2,184,368
Teva Pharmaceutical Industries Ltd.
 ADR.....................................   15,000       853,350
                                                     -----------
                                                       8,101,206
                                                     -----------
RESIDENTIAL BUILDING CONSTRUCTION  - 1.1%
Toll Brothers, Inc. (b)..................   50,000     1,842,000
                                                     -----------
RESTAURANTS  - 1.1%
YUM! Brands, Inc. (b)....................   53,400     1,823,076
                                                     -----------
RETAIL  - 10.7%
Abercrombie & Fitch Co., Class A (b).....  100,300     2,858,550
Barnes & Noble, Inc. (b).................   80,500     2,398,900
Best Buy Co., Inc. (b)...................   14,400       839,664
Brinker International, Inc. (b)..........   55,800     1,776,114
Chico's FAS, Inc. (b)....................   22,800       855,912
Dollar Tree Stores, Inc. (b).............   58,800     2,244,984
Micheal Stores, Inc. ....................   55,000     2,610,850
PETsMART, Inc. ..........................   90,000     2,304,900
Staples, Inc. (b)........................   80,000     2,145,600
                                                     -----------
                                                      18,035,474
                                                     -----------





----------------------------------------------------------------

 COMMON STOCKS, CONTINUED
                                           SHARES     VALUE($)
                                           -------   -----------
TECHNOLOGY  - 1.5%
Qlogic Corp. (b).........................   46,400     2,600,720
                                                     -----------
TELECOMMUNICATIONS  - 2.1%
Adelphia Business Solutions, Inc. (b)....   19,923           299
Advanced Fibre Communications, Inc.
 (b).....................................   58,900     1,417,723
InterActiveCorp (b)......................   21,327       782,907
Netscreen Technologies, Inc. (b).........   32,300       859,826
Sprint Corp. (b).........................  126,000       548,100
                                                     -----------
                                                       3,608,855
                                                     -----------
TEXTILES APPAREL & LUXURY GOODS  - 1.7%
Coach, Inc. (b)..........................   80,000     2,837,600
                                                     -----------
TOTAL COMMON STOCKS......................            167,336,227
                                                     -----------

----------------------------------------------------------------
 INVESTMENT COMPANIES  - 0.6%
Dreyfus Cash Management Fund.............  940,452       940,452
                                                     -----------
TOTAL INVESTMENT COMPANIES...............                940,452
                                                     -----------
TOTAL INVESTMENTS
 (COST $139,278,259) (a)  - 100.0%.......            168,276,679
                                                     -----------
                                                     -----------

--------------

Percentages indicated are based on net assets of $168,222,857.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $476,695. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation.........  $31,379,254
    Unrealized depreciation.........   (2,857,529)
                                      -----------
    Net unrealized appreciation.....  $28,521,725
                                      -----------
                                      -----------

(b) Represents non-income producing security.

ADR -- American Depositary Receipt

30    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF ASSETS AND LIABILITIES -- OCTOBER 31, 2003

..................................................................................................................
                                            LIMITED             FIXED                                NEW YORK
                                            MATURITY            INCOME              BOND             TAX-FREE
                                              FUND               FUND               FUND            BOND FUND
                                        ---------------    --------------     ---------------    ---------------
ASSETS:
  Investments, at value (Note 2)          $43,670,428        $111,177,482       $22,163,608        $63,319,721
  Cash                                             --                  --                --                800
  Interest and dividends receivable                --                  --                --            800,602
  Receivable for capital shares issued         83,772              37,577            84,411            285,436
  Receivable for investments sold                  --                  --                --                 --
  Receivable from Investment Adviser               --                  --             9,751                 --
  Prepaid expenses and other assets             7,848               7,469             2,597              1,551
                                          -----------        ------------       -----------        -----------
  TOTAL ASSETS                             43,762,048         111,222,528        22,260,367         64,408,110
                                          -----------        ------------       -----------        -----------
LIABILITIES:
  Dividends payable                            59,935             215,697            35,243             81,963
  Payable for investments purchased                --                  --                --                 --
  Payable for capital shares redeemed          21,681                  26            17,912             41,322
  Accrued expenses and other
   liabilities:
    Investment management                          --                  --                --             13,428
    Administration                              1,909               5,408               841              4,841
    Distribution                                7,110                  --             8,309             13,589
    Shareholder servicing                       2,604                  --             4,762              9,140
    Other                                       5,267              32,966            14,437             24,176
                                          -----------        ------------       -----------        -----------
  TOTAL LIABILITIES                            98,506             254,097            81,504            188,459
                                          -----------        ------------       -----------        -----------
NET ASSETS                                $43,663,542        $110,968,431       $22,178,863        $64,219,651
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
 ..............................................................................................................
COMPOSITION OF NET ASSETS:
  Capital                                 $41,242,383        $106,882,332       $22,515,464        $61,333,271
  Accumulated (dividends in excess of)
   net investment income                       (6,183)              3,875              (174)             1,515
  Accumulated net realized gains
   (losses) from investment
   transactions                             1,939,749          (2,771,120)         (652,945)           325,008
  Unrealized appreciation/depreciation
   from investments                           487,593           6,853,344           316,518          2,559,857
                                          -----------        ------------       -----------        -----------
NET ASSETS                                $43,663,542        $110,968,431       $22,178,863        $64,219,651
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
 ...............................................................................................................
CLASS A (INVESTOR) SHARES
  Net Assets                              $ 3,308,784        $         --       $14,142,952        $22,325,670
  Shares Outstanding                          316,066                  --         1,349,342          1,991,237
  Net Asset Value and Redemption Price
   per share                              $     10.47        $         --       $     10.48        $     11.21
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
  Maximum sales charge                          4.75%                  --             4.75%              4.75%
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
  Maximum Offering Price per share
   (Net Asset Value/(100%-maximum
   sales charge))                         $     10.99        $         --       $     11.00        $     11.77
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
.................................................................................................................
CLASS B SHARES
  Net Assets                              $ 6,443,496        $         --       $ 7,430,270        $18,352,069
  Shares Outstanding                          614,395                  --           708,592          1,638,176
  Net Asset Value, Offering Price and
   Redemption Price per share*            $     10.49        $         --       $     10.49        $     11.20
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
 ...............................................................................................................
CLASS C SHARES
  Net Assets                              $ 2,543,505        $         --       $   605,641        $ 3,251,533
  Shares Outstanding                          242,539                  --            57,817            289,124
  Net Asset Value, Offering Price and
   Redemption Price per share*            $     10.49        $         --       $     10.48        $     11.25
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
 ...............................................................................................................
CLASS Y SHARES
  Net Assets                              $31,367,757        $         --       $        --        $20,290,379
  Shares Outstanding                        2,992,164                  --                --          1,809,623
  Net Asset Value, Offering Price and
   Redemption Price per share             $     10.48        $         --       $        --        $     11.21
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
 ...............................................................................................................
ADVISOR SHARES
  Net Assets                              $        --        $110,968,431       $        --        $        --
  Shares Outstanding                               --          10,339,845                --                 --
  Net Asset Value, Offering Price and
   Redemption Price per share             $        --        $      10.73       $        --        $        --
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
Investments, at cost                                                                               $60,759,864
                                                                                                   -----------
                                                                                                   -----------




                                            BALANCED            EQUITY
                                              FUND               FUND
                                           -----------       -------------
ASSETS:
  Investments, at value (Note 2)           $3,538,049        $ 65,798,063
  Cash                                             --             134,086
  Interest and dividends receivable            13,892              73,871
  Receivable for capital shares issued          6,439             283,085
  Receivable for investments sold              10,464             557,456
  Receivable from Investment Adviser           40,284              12,948
  Prepaid expenses and other assets               340               6,281
                                           ----------        ------------
  TOTAL ASSETS                              3,609,468          66,865,790
                                           ----------        ------------
LIABILITIES:
  Dividends payable                                --                  --
  Payable for investments purchased             6,106             661,259
  Payable for capital shares redeemed             231              95,502
  Accrued expenses and other
   liabilities:
    Investment management                       1,645                  --
    Administration                                457               7,685
    Distribution                                1,634               1,995
    Shareholder servicing                         556               5,425
    Other                                      10,369              27,554
                                           ----------        ------------
  TOTAL LIABILITIES                            20,998             799,420
                                           ----------        ------------
NET ASSETS                                 $3,588,470        $ 66,066,370
                                           ----------        ------------
                                           ----------        ------------
 ..........................................................................
COMPOSITION OF NET ASSETS:
  Capital                                  $7,050,556        $112,119,567
  Accumulated (dividends in excess of)
   net investment income                       37,341              17,859
  Accumulated net realized gains
   (losses) from investment
   transactions                            (3,660,362)        (52,958,637)
  Unrealized appreciation/depreciation
   from investments                           160,935           6,887,581
                                           ----------        ------------
NET ASSETS                                 $3,588,470        $ 66,066,370
                                           ----------        ------------
                                           ----------        ------------
 ..........................................................................
CLASS A (INVESTOR) SHARES
  Net Assets                               $  418,585        $ 23,130,935
  Shares Outstanding                           50,603           1,913,343
  Net Asset Value and Redemption Price
   per share                               $     8.27        $      12.09
                                           ----------        ------------
                                           ----------        ------------
  Maximum sales charge                          5.00%               5.00%
                                           ----------        ------------
                                           ----------        ------------
  Maximum Offering Price per share
   (Net Asset Value/(100%-maximum
   sales charge))                          $     8.71        $      12.73
                                           ----------        ------------
                                           ----------        ------------
 ..........................................................................
CLASS B SHARES
  Net Assets                               $2,098,573        $  2,682,123
  Shares Outstanding                          255,445             228,107
  Net Asset Value, Offering Price and
   Redemption Price per share*             $     8.22        $      11.76
                                           ----------        ------------
                                           ----------        ------------
 ..........................................................................
CLASS C SHARES
  Net Assets                               $  139,005        $    502,532
  Shares Outstanding                           16,883              42,516
  Net Asset Value, Offering Price and
   Redemption Price per share*             $     8.23        $      11.82
                                           ----------        ------------
                                           ----------        ------------
 ..........................................................................
CLASS Y SHARES
  Net Assets                               $  932,307        $ 39,750,780
  Shares Outstanding                          111,721           3,288,465
  Net Asset Value, Offering Price and
   Redemption Price per share              $     8.34        $      12.09
                                           ----------        ------------
                                           ----------        ------------
 ..........................................................................
ADVISOR SHARES
  Net Assets                               $       --        $         --
  Shares Outstanding                               --                  --
  Net Asset Value, Offering Price and
   Redemption Price per share              $       --        $         --
                                           ----------        ------------
                                           ----------        ------------
Investments, at cost                       $3,377,114        $ 58,910,482
                                           ----------        ------------
                                           ----------        ------------


--------------

* Redemption Price per share varies by length of time shares are held.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    31

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF ASSETS AND LIABILITIES -- OCTOBER 31, 2003
.................................................................................

                                            GROWTH AND          MID-CAP         INTERNATIONAL         OVERSEAS
                                           INCOME FUND            FUND           EQUITY FUND        EQUITY FUND
                                          --------------     --------------     --------------     -------------
ASSETS:
  Investments, at value (Note 2)            $207,398,556       $168,276,679       $123,194,289       $11,205,311
  Cash                                                --                 --                 --                --
  Interest and dividends receivable              238,060             18,160                 --                --
  Receivable for capital shares issued            61,659             67,964             22,738           111,139
  Receivable for investments sold                816,157                 --                 --                --
  Receivable from Investment Adviser                  --                 --                 --            14,746
  Tax reclaims receivable                             --                 --            475,491            23,402
  Prepaid expenses                                 2,399              7,239             11,680             3,013
                                            ------------       ------------       ------------       -----------
  TOTAL ASSETS                               208,516,831        168,370,042        123,704,198        11,357,611
                                            ------------       ------------       ------------       -----------
LIABILITIES:
  Payable for investments purchased              824,256                 --                 --                --
  Payable for capital shares redeemed                624              4,428                 --            47,483
  Accrued expenses and other
   liabilities:
  Investment management                           96,105             76,794                 --                --
  Administration                                  19,272             12,668              5,789               448
  Distribution                                     1,427              3,768                 --             1,002
  Shareholder servicing                              817              1,552                 --             2,420
  Other                                           53,529             47,975             40,730            12,525
                                            ------------       ------------       ------------       -----------
  TOTAL LIABILITIES                              996,030            147,185             46,519            63,878
                                            ------------       ------------       ------------       -----------
NET ASSETS                                  $207,520,801       $168,222,857       $123,657,679       $11,293,733
                                            ------------       ------------       ------------       -----------
                                            ------------       ------------       ------------       -----------
 ...............................................................................................................
COMPOSITION OF NET ASSETS:
  Capital                                   $234,256,023       $170,863,003       $134,490,297       $10,890,028
  Accumulated (dividends in excess of)
   net investment income                         542,460                 --          3,732,087            77,699
  Accumulated net realized losses from
   investment, option and foreign
   currency transactions                     (57,593,751)       (31,638,566)       (26,076,932)         (876,614)
  Unrealized appreciation/depreciation
   from investments, options and foreign
   currencies                                 30,316,069         28,998,420         11,512,227         1,202,620
                                            ------------       ------------       ------------       -----------
NET ASSETS                                  $207,520,801       $168,222,857       $123,657,679       $11,293,733
                                            ------------       ------------       ------------       -----------
                                            ------------       ------------       ------------       -----------
 ...............................................................................................................
CLASS A (INVESTOR) SHARES
  Net Assets                                $  1,827,476       $  1,539,200       $         --       $10,096,209
  Shares Outstanding                             217,930            193,601                 --           860,682
  Net Asset Value and Redemption Price
   per share                                $       8.39       $       7.95       $         --       $     11.73
                                            ------------       ------------       ------------       -----------
                                            ------------       ------------       ------------       -----------
  Maximum sales charge                             5.00%              5.00%                 --             5.00%
                                            ------------       ------------       ------------       -----------
                                            ------------       ------------       ------------       -----------
  Maximum Offering Price per share (Net
   Asset Value/(100% - maximum sales
   charge))                                 $       8.83       $       8.37       $         --       $     12.35
                                            ------------       ------------       ------------       -----------
                                            ------------       ------------       ------------       -----------
 ...............................................................................................................
CLASS B SHARES
  Net Assets                                $  2,235,012       $  6,008,850       $         --       $ 1,076,175
  Shares Outstanding                             269,296            775,148                 --            94,877
  Net Asset Value, Offering Price and
   Redemption Price per share*              $       8.30       $       7.75       $         --       $     11.34
                                            ------------       ------------       ------------       -----------
                                            ------------       ------------       ------------       -----------
 ...............................................................................................................
CLASS C SHARES
  Net Assets                                $          8**     $     54,275       $         --       $   121,349
  Shares Outstanding                                   1              6,957                 --            10,511
  Net Asset Value, Offering Price and
   Redemption Price per share*              $       8.40***    $       7.80       $         --       $     11.54
                                            ------------       ------------       ------------       -----------
                                            ------------       ------------       ------------       -----------
 ...............................................................................................................
CLASS Y SHARES
  Net Assets                                $203,458,305       $         --       $         --       $        --
  Shares Outstanding                          24,233,380                 --                 --                --
  Net Asset Value, Offering Price and
   Redemption Price per share               $       8.40       $         --       $         --       $        --
                                            ------------       ------------       ------------       -----------
                                            ------------       ------------       ------------       -----------
 ...............................................................................................................
ADVISOR SHARES
  Net Assets                                $         --       $         --       $123,657,679       $        --
  Shares Outstanding                                  --                 --          9,693,617                --
  Net Asset Value, Offering Price and
   Redemption Price per share               $         --       $         --       $      12.76       $        --
                                            ------------       ------------       ------------       -----------
                                            ------------       ------------       ------------       -----------
 ...............................................................................................................
TRUST SHARES
  Net Assets                                $         --       $160,620,532       $         --       $        --
  Shares Outstanding                                  --         20,064,056                 --                --
  Net Asset Value, Offering Price and
   Redemption Price per share               $         --       $       8.01       $         --       $        --
                                            ------------       ------------       ------------       -----------
                                            ------------       ------------       ------------       -----------
  Investments, at cost                      $177,082,487       $139,278,259
                                            ------------       ------------
                                            ------------       ------------



                                             SMALL CAP         OPPORTUNITY
                                            EQUITY FUND            FUND
                                            -----------        -----------
  Investments, at value (Note 2)            $326,112,240       $21,005,061
  Cash                                                --                --
  Interest and dividends receivable                   --                --
  Receivable for capital shares issued            18,738           106,637
  Receivable for investments sold                     --                --
  Receivable from Investment Adviser                  --            19,840
  Tax reclaims receivable                             --                --
  Prepaid expenses                                 8,072             2,707
                                            ------------       -----------
  TOTAL ASSETS                               326,139,050        21,134,245
                                            ------------       -----------
LIABILITIES:
  Payable for investments purchased                   --                --
  Payable for capital shares redeemed                 --            69,307
  Accrued expenses and other
   liabilities:
  Investment management                               --                --
  Administration                                  10,596               792
  Distribution                                        --             1,749
  Shareholder servicing                               --             4,289
  Other                                           56,643            16,936
                                            ------------       -----------
  TOTAL LIABILITIES                               67,239            93,073
                                            ------------       -----------
NET ASSETS                                  $326,071,811       $21,041,172
                                            ------------       -----------
                                            ------------       -----------
 .........................................................................
COMPOSITION OF NET ASSETS:
  Capital                                   $333,443,238       $21,140,059
  Accumulated (dividends in excess of)
   net investment income                              --                --
  Accumulated net realized losses from
   investment, option and foreign
   currency transactions                     (60,114,229)       (3,805,137)
  Unrealized appreciation/depreciation
   from investments, options and foreign
   currencies                                 52,742,802         3,706,250
                                            ------------       -----------
NET ASSETS                                  $326,071,811       $21,041,172
                                            ------------       -----------
                                            ------------       -----------
 .........................................................................
CLASS A (INVESTOR) SHARES
  Net Assets                                $         --       $16,694,543
  Shares Outstanding                                  --         1,611,401
  Net Asset Value and Redemption Price
   per share                                $         --       $     10.36
                                            ------------       -----------
                                            ------------       -----------
  Maximum sales charge                                --             5.00%
                                            ------------       -----------
                                            ------------       -----------
  Maximum Offering Price per share (Net
   Asset Value/(100% - maximum sales
   charge))                                 $         --       $     10.91
                                            ------------       -----------
                                            ------------       -----------
 .........................................................................
CLASS B SHARES
  Net Assets                                $         --       $ 3,951,547
  Shares Outstanding                                  --           400,992
  Net Asset Value, Offering Price and
   Redemption Price per share*              $         --       $      9.85
                                            ------------       -----------
                                            ------------       -----------
 .........................................................................
CLASS C SHARES
  Net Assets                                $         --       $   395,082
  Shares Outstanding                                  --            39,756
  Net Asset Value, Offering Price and
   Redemption Price per share*              $         --       $      9.94
                                            ------------       -----------
                                            ------------       -----------
 .........................................................................
CLASS Y SHARES
  Net Assets                                $         --       $        --
  Shares Outstanding                                  --                --
  Net Asset Value, Offering Price and
   Redemption Price per share               $         --       $        --
                                            ------------       -----------
                                            ------------       -----------
 .........................................................................
ADVISOR SHARES
  Net Assets                                $326,071,811       $        --
  Shares Outstanding                          26,385,401                --
  Net Asset Value, Offering Price and
   Redemption Price per share               $      12.36       $        --
                                            ------------       -----------
                                            ------------       -----------
 .........................................................................
TRUST SHARES
  Net Assets                                $         --       $        --
  Shares Outstanding                                  --                --
  Net Asset Value, Offering Price and
   Redemption Price per share               $         --       $        --
                                            ------------       -----------
                                            ------------       -----------
  Investments, at cost

--------------

*   Redemption Price per share varies by length of time shares are held.

** Net assets of the Growth and Income Fund Class C Shares represent seed money only. As of October 31, 2003 the class has not commenced operations.

*** Due to rounding, Net Assets divided by Shares Outstanding does not equal the NAV.

32    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 2003
.................................................................................

                                            LIMITED             FIXED                                NEW YORK
                                            MATURITY            INCOME              BOND             TAX-FREE
                                              FUND               FUND               FUND            BOND FUND
                                        ---------------    ---------------    ---------------      -----------

INVESTMENT INCOME:
  Interest                                 $       --        $        --         $       --         $2,462,180
  Dividends                                        --                 --                 --             13,899
  Investment income from portfolio          4,082,535         12,367,155          1,043,946                 --
  Expenses from portfolio                    (499,224)        (1,207,888)          (104,158)                --
                                           ----------        -----------         ----------         ----------
  TOTAL INVESTMENT INCOME                   3,583,311         11,159,267            939,788          2,476,079
                                           ----------        -----------         ----------         ----------
 .............................................................................................................
EXPENSES:
  Investment management                            --                 --                 --            143,469
  Administration                               35,865             95,630              8,041             42,995
  Distribution:
    Class B Shares                             42,170                 --             53,686            117,924
    Class C Shares                             17,598                 --              6,102             23,470
  Shareholder servicing:
    Class A (Investor) Shares                   7,299                 --             33,738             47,587
    Class B Shares                             14,057                 --             17,895             39,308
    Class C Shares                              5,866                 --              2,034              7,823
  Accounting                                   36,100              9,025             27,074             69,609
  Custodian                                        --                 --                 --             18,786
  Registration                                 13,553             15,999             18,989              9,131
  Transfer agent                               48,598             24,463             39,768             67,477
  Trustee                                         848              2,689                154                831
  Other                                        28,242             65,819              9,046             29,289
                                           ----------        -----------         ----------         ----------
   Total expenses before fee
    reductions                                250,196            213,625            216,527            617,699
   Fees reduced by Investment Adviser              --                 --            (24,653)                --
                                           ----------        -----------         ----------         ----------
   NET EXPENSES                               250,196            213,625            191,874            617,699
                                           ----------        -----------         ----------         ----------
 .............................................................................................................
NET INVESTMENT INCOME                       3,333,115         10,945,642            747,914          1,858,380
                                           ----------        -----------         ----------         ----------
 .............................................................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS:
Net realized gains (losses) from
 investment transactions                    4,918,617         11,905,117            323,271            718,711
Change in unrealized
 appreciation/depreciation from
 investments                               (2,609,744)        (2,456,592)          (145,359)          (200,970)
                                           ----------        -----------         ----------         ----------
 .............................................................................................................
Net realized/unrealized gains from
 investment transactions                    2,308,873          9,448,525            177,912            517,741
                                           ----------        -----------         ----------         ----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                $5,641,988        $20,394,167         $  925,826         $2,376,121
                                           ----------        -----------         ----------         ----------
                                           ----------        -----------         ----------         ----------




                                            BALANCED            EQUITY
                                              FUND               FUND
                                           ----------        -----------
INVESTMENT INCOME:
  Interest                                 $  207,555        $        --
  Dividends                                   131,727          2,301,391
  Investment income from portfolio                 --                 --
  Expenses from portfolio                          --                 --
                                           ----------        -----------
  TOTAL INVESTMENT INCOME                     339,282          2,301,391
                                           ----------        -----------
 .......................................................................
EXPENSES:
  Investment management                        67,521            789,932
  Administration                                9,198            128,392
  Distribution:
    Class B Shares                             13,099             14,954
    Class C Shares                                855              3,865
  Shareholder servicing:
    Class A (Investor) Shares                   1,151             45,699
    Class B Shares                              4,366              4,985
    Class C Shares                                285              1,288
  Accounting                                   63,960             84,421
  Custodian                                    14,342             86,497
  Registration                                 12,872             22,748
  Transfer agent                               63,193             80,927
  Trustee                                         226              3,066
  Other                                         6,116             61,272
                                           ----------        -----------
   Total expenses before fee
    reductions                                257,184          1,328,046
   Fees reduced by Investment Adviser        (121,070)                --
                                           ----------        -----------
   NET EXPENSES                               136,114          1,328,046
                                           ----------        -----------
 .......................................................................
NET INVESTMENT INCOME                         203,168            973,345
                                           ----------        -----------
 .......................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS:
Net realized gains (losses) from
 investment transactions                     (491,172)       (13,278,173)
Change in unrealized
 appreciation/depreciation from
 investments                                1,594,556         39,013,499
                                           ----------        -----------
 .......................................................................
Net realized/unrealized gains from
 investment transactions                    1,103,384         25,735,326
                                           ----------        -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                $1,306,552        $26,708,671
                                           ----------        -----------
                                           ----------        -----------


See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    33

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 2003
.................................................................................

                                           GROWTH AND          MID-CAP         INTERNATIONAL         OVERSEAS
                                          INCOME FUND            FUND           EQUITY FUND        EQUITY FUND
                                        ---------------    ---------------    ---------------    ---------------
INVESTMENT INCOME:
  Interest                                $        --        $       845        $        --         $       --
  Dividends                                 3,255,568            881,404                 --                 --
  Investment income from portfolio                 --                 --          4,775,934            206,700
  Tax reclaims                                     --                 --            396,100             14,698
  Foreign tax withholding from
   portfolio                                       --                 --           (788,290)           (33,521)
  Expenses from portfolio                          --                 --         (1,896,472)           (94,294)
                                          -----------        -----------        -----------         ----------
  TOTAL INVESTMENT INCOME (LOSS)            3,255,568            882,249          2,487,272             93,583
                                          -----------        -----------        -----------         ----------
 ...............................................................................................................
EXPENSES:
  Investment management                     1,025,892            715,471                 --                 --
  Administration                              139,745             97,460             73,919              3,650
  Distribution:
    Class B Shares                             12,022             36,294                 --              5,543
    Class C Shares                                 --                211                 --                752
  Shareholder servicing:
    Class A (Investor) Shares                   3,300              2,794                 --             22,263
    Class B Shares                              4,007             12,098                 --              1,848
    Class C Shares                                 --                 70                 --                251
  Accounting                                   63,960             63,565              9,126             27,074
  Custodian                                    53,626             51,807                 --                 --
  Registration                                 27,687             14,110             32,286             17,240
  Transfer agent                               69,084             98,794             31,303             57,092
  Trustee                                       2,659              1,740              1,665                 60
  Other                                        90,652             65,225             56,184              5,034
                                          -----------        -----------        -----------         ----------
    Total expenses before fee
      reductions                            1,492,634          1,159,639            204,483            140,807
    Fees reduced by Investment Adviser             --                 --                 --            (48,347)
                                          -----------        -----------        -----------         ----------
  NET EXPENSES                              1,492,634          1,159,639            204,483             92,460
                                          -----------        -----------        -----------         ----------
 ...............................................................................................................
NET INVESTMENT INCOME (LOSS)                1,762,934           (277,390)         2,282,789              1,123
                                          -----------        -----------        -----------         ----------
 ...............................................................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS, OPTIONS AND FOREIGN
 CURRENCIES:
Net realized gains (losses) from
 investment, option and foreign
 currency transactions                     (9,441,001)             9,437           (889,405)           194,623
Change in unrealized
 appreciation/depreciation from
 investments, options and foreign
 currencies                                38,518,987         33,785,071         43,679,183          2,572,761
                                          -----------        -----------        -----------         ----------
 ...............................................................................................................
Net realized/unrealized gains from
 investment, options and foreign
 currency transactions                     29,077,986         33,794,508         42,789,778          2,767,384
                                          -----------        -----------        -----------         ----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                               $30,840,920        $33,517,118        $45,072,567         $2,768,507
                                          -----------        -----------        -----------         ----------
                                          -----------        -----------        -----------         ----------





                                            SMALL CAP         OPPORTUNITY
                                           EQUITY FUND            FUND
                                          ------------        -----------
INVESTMENT INCOME:
  Interest                                $        --         $       --
  Dividends                                        --                 --
  Investment income from portfolio            623,317             45,082
  Tax reclaims                                     --                 --
  Foreign tax withholding from
   portfolio                                       --                 --
  Expenses from portfolio                  (1,966,557)          (141,117)
                                          -----------         ----------
  TOTAL INVESTMENT INCOME (LOSS)           (1,343,240)           (96,035)
                                          -----------         ----------
..........................................................................
EXPENSES:
  Investment management                            --                 --
  Administration                               80,773              5,805
  Distribution:
    Class B Shares                                 --             21,359
    Class C Shares                                 --              2,503
  Shareholder servicing:
    Class A (Investor) Shares                      --             30,786
    Class B Shares                                 --              7,120
    Class C Shares                                 --                834
  Accounting                                    9,025             27,074
  Custodian                                        --                 --
  Registration                                 24,680             17,934
  Transfer agent                               29,890             79,698
  Trustee                                       1,221                 73
  Other                                        77,013             12,991
                                          -----------         ----------
    Total expenses before fee
      reductions                              222,602            206,177
    Fees reduced by Investment Adviser             --            (67,407)
                                          -----------         ----------
  NET EXPENSES                                222,602            138,770
                                          -----------         ----------
 .........................................................................
NET INVESTMENT INCOME (LOSS)               (1,565,842)          (234,805)
                                          -----------         ----------
 .........................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS, OPTIONS AND FOREIGN
 CURRENCIES:
Net realized gains (losses) from
 investment, option and foreign
 currency transactions                      4,018,810            275,213
Change in unrealized
 appreciation/depreciation from
 investments, options and foreign
 currencies                                65,152,323          4,550,177
                                          -----------         ----------
 .........................................................................
Net realized/unrealized gains from
 investment, options and foreign
 currency transactions                     69,171,133          4,825,390
                                          -----------         ----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                               $67,605,291         $4,590,585
                                          -----------         ----------
                                          -----------         ----------

34    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF CHANGES IN NET ASSETS
.................................................................................

                                          LIMITED MATURITY FUND                             FIXED INCOME FUND
                                      ---------------------------------                ---------------------------------
                                         FOR THE                FOR THE                  FOR THE                FOR THE
                                       YEAR ENDED             YEAR ENDED               YEAR ENDED             YEAR ENDED
                                    OCTOBER 31, 2003       OCTOBER 31, 2002         OCTOBER 31, 2003       OCTOBER 31, 2002
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                  $  3,333,115           $  3,687,229             $ 10,945,642           $ 12,199,896
  Net realized gains (losses) from
    investment transactions                 4,918,617               (696,711)              11,905,117                877,629
  Change in unrealized
    appreciation/depreciation from
    investments                            (2,609,744)               526,764               (2,456,592)             1,637,228
                                         ------------           ------------             ------------           ------------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                            5,641,988              3,517,282               20,394,167             14,714,753
                                         ------------           ------------             ------------           ------------
 ...........................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                  (100,206)               (51,982)                      --                     --
  Class B Shares                             (152,669)               (82,791)                      --                     --
  Class C Shares                              (63,642)               (29,109)                      --                     --
  Class Y Shares                           (3,280,529)            (3,587,497)                      --                     --
  Advisor Shares                                   --                     --              (11,850,331)           (13,256,763)
NET REALIZED GAINS:
  Class A (Investor) Shares                        --                 (4,520)                      --                     --
  Class B Shares                                   --                 (4,356)                      --                     --
  Class C Shares                                   --                   (718)                      --                     --
  Class Y Shares                                   --               (302,276)                      --                     --
                                         ------------           ------------             ------------           ------------
CHANGE IN NET ASSETS FROM
 SHAREHOLDER DIVIDENDS                     (3,597,046)            (4,063,249)             (11,850,331)           (13,256,763)
                                         ------------           ------------             ------------           ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                             (60,812,597)            33,628,772             (182,416,067)           132,803,103
                                         ------------           ------------             ------------           ------------
CHANGE IN NET ASSETS                      (58,767,655)            33,082,805             (173,872,231)           134,261,093
 ...........................................................................................................................
NET ASSETS:
  Beginning of year                       102,431,197             69,348,392              284,840,662            150,579,569
                                         ------------           ------------             ------------           ------------
  End of year                            $ 43,663,542           $102,431,197             $110,968,431           $284,840,662
                                         ------------           ------------             ------------           ------------
                                         ------------           ------------             ------------           ------------
  Accumulated (dividends in excess
    of) net investment income            $     (6,183)          $     (6,277)            $      3,875           $    (74,172)
                                         ------------           ------------             ------------           ------------
                                         ------------           ------------             ------------           ------------


See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    35

HSBC INVESTOR FAMILY OF FUNDS

................................................................................

                                                      LIMITED MATURITY FUND                         FIXED INCOME FUND
                                            -------------------------------------       -------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED          YEAR ENDED              YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2003     OCTOBER 31, 2002       OCTOBER 31, 2003     OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                  $  32,333,443         $   690,236           $          --        $          --
  Dividends reinvested                                86,864              53,853                      --                   --
  Cost of shares redeemed                        (30,657,661)           (110,071)                     --                   --
                                               -------------         -----------           -------------        -------------
Class A (Investor) Shares capital
 transactions                                      1,762,646             634,018                      --                   --
                                               -------------         -----------           -------------        -------------
 ............................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                      3,107,219           3,542,800                      --                   --
  Dividends reinvested                               130,108              72,882                      --                   --
  Cost of shares redeemed                           (964,324)           (377,321)                     --                   --
                                               -------------         -----------           -------------        -------------
Class B Shares capital transactions                2,273,003           3,238,361                      --                   --
                                               -------------         -----------           -------------        -------------
 ............................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                      1,471,188           1,659,670                      --                   --
  Dividends reinvested                                57,276              26,924                      --                   --
  Cost of shares redeemed                           (733,409)           (118,452)                     --                   --
                                               -------------         -----------           -------------        -------------
Class C Shares capital transactions                  795,055           1,568,142                      --                   --
                                               -------------         -----------           -------------        -------------
 ............................................................................................................................
CLASS Y SHARES:
  Proceeds from shares issued                     35,228,965          32,116,873                      --                   --
  Dividends reinvested                             2,958,619           3,764,345                      --                   --
  Cost of shares redeemed                       (103,830,885)         (7,692,967)                     --                   --
                                               -------------         -----------           -------------        -------------
Class Y Shares capital transactions              (65,643,301)         28,188,251                      --                   --
                                               -------------         -----------           -------------        -------------
 ............................................................................................................................
ADVISOR SHARES:
  Proceeds from shares issued                             --                  --             174,706,822          312,915,542
  Dividends reinvested                                    --                  --               3,243,190            4,745,964
  Cost of shares redeemed                                 --                  --            (360,366,079)        (184,858,403)
                                               -------------         -----------           -------------        -------------
Advisor Shares capital transactions                       --                  --            (182,416,067)         132,803,103
                                               -------------         -----------           -------------        -------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                  $ (60,812,597)        $33,628,772           $(182,416,067)       $ 132,803,103
                                               -------------         -----------           -------------        -------------
                                               -------------         -----------           -------------        -------------
 ............................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                           3,077,715              67,284                      --                   --
  Reinvested                                           8,421               5,236                      --                   --
  Redeemed                                        (2,924,192)            (10,737)                     --                   --
                                               -------------         -----------           -------------        -------------
Change in Class A (Investor) Shares                  161,944              61,783                      --                   --
                                               -------------         -----------           -------------        -------------
 ............................................................................................................................
CLASS B SHARES:
  Issued                                             293,513             344,798                      --                   --
  Reinvested                                          12,334               7,140                      --                   --
  Redeemed                                           (91,409)            (36,553)                     --                   --
                                               -------------         -----------           -------------        -------------
Change in Class B Shares                             214,438             315,385                      --                   --
                                               -------------         -----------           -------------        -------------
 ............................................................................................................................
CLASS C SHARES:
  Issued                                             138,667             162,291                      --                   --
  Reinvested                                           5,442               2,611                      --                   --
  Redeemed                                           (70,036)            (11,656)                     --                   --
                                               -------------         -----------           -------------        -------------
Change in Class C Shares                              74,073             153,246                      --                   --
                                               -------------         -----------           -------------        -------------
 ............................................................................................................................
CLASS Y SHARES:
  Issued                                           3,349,080           3,107,329                      --                   --
  Reinvested                                         279,954             365,786                      --                   --
  Redeemed                                        (9,718,276)           (746,625)                     --                   --
                                               -------------         -----------           -------------        -------------
Change in Class Y Shares                          (6,089,242)          2,726,490                      --                   --
                                               -------------         -----------           -------------        -------------
 ............................................................................................................................
ADVISOR SHARES:
  Issued                                                  --                  --              16,137,521           29,905,358
  Reinvested                                              --                  --                 299,797              449,538
  Redeemed                                                --                  --             (32,896,242)         (17,491,684)
                                               -------------         -----------           -------------        -------------
Change in Advisor Shares                                  --                  --             (16,458,924)          12,863,212
                                               -------------         -----------           -------------        -------------

36    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

.................................................................................

                                                                                                      NEW YORK
                                                          BOND FUND                              TAX-FREE BOND FUND
                                            ------------------------------------        -------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                              YEAR ENDED           YEAR ENDED             YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2003     OCTOBER 31, 2002       OCTOBER 31, 2003     OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                         $   747,914          $   609,977            $ 1,858,380          $ 1,523,914
  Net realized gains (losses) from
    investment transactions                         323,271             (125,841)               718,711              230,884
  Change in unrealized
    appreciation/depreciation
    from investments                               (145,359)             134,884               (200,970)             606,908
                                                -----------          -----------            -----------          -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                         925,826              619,020              2,376,121            2,361,706
                                                -----------          -----------            -----------          -----------
 ............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                        (551,717)            (476,334)              (645,402)            (536,951)
  Class B Shares                                   (237,511)            (161,790)              (415,040)            (249,302)
  Class C Shares                                    (27,506)             (35,707)               (82,589)             (52,534)
  Class Y Shares                                         --                   --               (714,717)            (684,658)
                                                -----------          -----------            -----------          -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                         (816,734)            (673,831)            (1,857,748)          (1,523,445)
                                                -----------          -----------            -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                     2,909,577           10,511,328             12,299,920           10,709,100
                                                -----------          -----------            -----------          -----------
CHANGE IN NET ASSETS                              3,018,669           10,456,517             12,818,293           11,547,361
 ...........................................................................................................................
NET ASSETS:
  Beginning of year                              19,160,194            8,703,677             51,401,358           39,853,997
                                                -----------          -----------            -----------          -----------
  End of year                                   $22,178,863          $19,160,194            $64,219,651          $51,401,358
                                                -----------          -----------            -----------          -----------
                                                -----------          -----------            -----------          -----------
  Accumulated (dividends in excess of) net
    investment income                           $      (174)         $    (3,714)           $     1,515          $       883
                                                -----------          -----------            -----------          -----------
                                                -----------          -----------            -----------          -----------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    37

HSBC INVESTOR FAMILY OF FUNDS

.................................................................................

                                                                                                        NEW YORK
                                                            BOND FUND                              TAX-FREE BOND FUND
                                            -------------------------------------       -------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                              YEAR ENDED           YEAR ENDED              YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2003     OCTOBER 31, 2002       OCTOBER 31, 2003     OCTOBER 31, 2002
----------------------------------------------------------------------------------------------------------------------------

CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                   $ 8,398,463          $ 8,793,395            $11,543,580          $  8,641,241
  Dividends reinvested                              501,654              438,217                590,442               517,840
  Cost of shares redeemed                        (6,884,172)          (3,793,983)            (6,313,380)          (10,712,477)
                                                -----------          -----------            -----------          ------------
Class A (Investor) Shares capital
 transactions                                     2,015,945            5,437,629              5,820,642            (1,553,396)
                                                -----------          -----------            -----------          ------------
 ............................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                     2,250,164            4,883,502              6,989,555             7,565,354
  Dividends reinvested                              196,735              130,482                319,238               189,995
  Cost of shares redeemed                        (1,164,858)            (402,978)            (1,755,775)             (866,052)
                                                -----------          -----------            -----------          ------------
Class B Shares capital transactions               1,282,041            4,611,006              5,553,018             6,889,297
                                                -----------          -----------            -----------          ------------
 ............................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                        18,000              789,595              1,160,527             1,745,774
  Dividends reinvested                               20,473               32,561                 63,214                44,081
  Cost of shares redeemed                          (426,882)            (359,463)              (610,458)             (743,128)
                                                -----------          -----------            -----------          ------------
Class C Shares capital transactions                (388,409)             462,693                613,283             1,046,727
                                                -----------          -----------            -----------          ------------
 ............................................................................................................................
CLASS Y SHARES:
  Proceeds from shares issued                            --                   --              8,199,696            15,051,732
  Dividends reinvested                                   --                   --                197,795               258,502
  Cost of shares redeemed                                --                   --             (8,084,514)          (10,983,762)
                                                -----------          -----------            -----------          ------------
Class Y Shares capital transactions                      --                   --                312,977             4,326,472
                                                -----------          -----------            -----------          ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                   $ 2,909,577          $10,511,328            $12,299,920          $ 10,709,100
                                                -----------          -----------            -----------          ------------
                                                -----------          -----------            -----------          ------------
 ............................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                            794,521              852,357              1,028,866               793,327
  Reinvested                                         47,355               42,473                 52,637                47,508
  Redeemed                                         (653,528)            (367,469)              (564,319)             (988,665)
                                                -----------          -----------            -----------          ------------
Change in Class A (Investor) Shares                 188,348              527,361                517,184              (147,830)
                                                -----------          -----------            -----------          ------------
 ............................................................................................................................
CLASS B SHARES:
  Issued                                            211,083              474,356                620,289               693,973
  Reinvested                                         18,625               12,636                 28,472                17,430
  Redeemed                                         (110,752)             (38,903)              (157,037)              (79,697)
                                                -----------          -----------            -----------          ------------
Change in Class B Shares                            118,956              448,089                491,724               631,706
                                                -----------          -----------            -----------          ------------
 ............................................................................................................................
CLASS C SHARES:
  Issued                                              1,669               76,684                103,233               159,355
  Reinvested                                          1,940                3,159                  5,614                 4,018
  Redeemed                                          (40,512)             (35,037)               (54,259)              (67,865)
                                                -----------          -----------            -----------          ------------
Change in Class C Shares                            (36,903)              44,806                 54,588                95,508
                                                -----------          -----------            -----------          ------------
 ............................................................................................................................
CLASS Y SHARES:
  Issued                                                 --                   --                734,436             1,388,804
  Reinvested                                             --                   --                 17,662                23,646
  Redeemed                                               --                   --               (724,104)           (1,002,656)
                                                -----------          -----------            -----------          ------------
Change in Class Y Shares                                 --                   --                 27,994               409,794
                                                -----------          -----------            -----------          ------------


38    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
.................................................................................

                                                          BALANCED FUND                                EQUITY FUND
                                            -------------------------------------       -------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED          YEAR ENDED              YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2003     OCTOBER 31, 2002       OCTOBER 31, 2003     OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                         $    203,168         $   296,118           $     973,345         $  1,072,599
  Net realized losses from investment
    transactions                                    (491,172)         (1,733,733)            (13,278,173)         (29,117,568)
  Change in unrealized
    appreciation/depreciation from
    investments                                    1,594,556             (90,459)             39,013,499          (27,338,527)
                                                ------------         -----------           -------------         ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                        1,306,552          (1,528,074)             26,708,671          (55,383,496)
                                                ------------         -----------           -------------         ------------
 ............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                          (11,895)             (3,748)                (65,354)             (36,107)
  Class B Shares                                     (30,581)             (5,763)                     --                   --
  Class C Shares                                      (1,995)               (813)                     --                   --
  Class Y Shares                                    (369,595)           (179,777)             (1,118,576)            (842,473)
                                                ------------         -----------           -------------         ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                          (414,066)           (190,101)             (1,183,930)            (878,580)
                                                ------------         -----------           -------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                    (11,888,601)             90,197            (152,352,431)         102,470,636
                                                ------------         -----------           -------------         ------------
CHANGE IN NET ASSETS                             (10,996,115)         (1,627,978)           (126,827,690)          46,208,560
 ............................................................................................................................
NET ASSETS:
  Beginning of year                               14,584,585          16,212,563             192,894,060          146,685,500
                                                ------------         -----------           -------------         ------------
  End of year                                   $  3,588,470         $14,584,585           $  66,066,370         $192,894,060
                                                ------------         -----------           -------------         ------------
                                                ------------         -----------           -------------         ------------
  Accumulated net investment income             $     37,341         $   241,091           $      17,859         $    228,444
                                                ------------         -----------           -------------         ------------
                                                ------------         -----------           -------------         ------------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    39

HSBC INVESTOR FAMILY OF FUNDS

.................................................................................

                                                          BALANCED FUND                                EQUITY FUND
                                            -------------------------------------       -------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED          YEAR ENDED              YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2003     OCTOBER 31, 2002       OCTOBER 31, 2003     OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                   $    193,612         $   254,543           $   8,180,284         $ 11,957,002
  Dividends reinvested                                10,110               3,367                  63,443               35,456
  Cost of shares redeemed                           (240,793)           (103,414)             (5,015,569)          (8,621,362)
                                                ------------         -----------           -------------         ------------
Class A (Investor) Shares capital
 transactions                                        (37,071)            154,496               3,228,158            3,371,096
                                                ------------         -----------           -------------         ------------
 ............................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                        679,436           1,077,745                 853,169            1,081,923
  Dividends reinvested                                29,958               5,589                      --                   --
  Cost of shares redeemed                           (230,315)            (97,724)               (208,591)            (279,702)
                                                ------------         -----------           -------------         ------------
Class B Shares capital transactions                  479,079             985,610                 644,578              802,221
                                                ------------         -----------           -------------         ------------
 ............................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                         38,274               2,500                  24,206               31,580
  Dividends reinvested                                 1,995                 813                      --                   --
  Cost of shares redeemed                             (7,243)               (821)               (165,268)             (63,795)
                                                ------------         -----------           -------------         ------------
Class C Shares capital transactions                   33,026               2,492                (141,062)             (32,215)
                                                ------------         -----------           -------------         ------------
 ............................................................................................................................
CLASS Y SHARES:
  Proceeds from shares issued                      2,805,945           2,172,114              45,465,549          120,030,391
  Dividends reinvested                               369,594             179,778               1,042,585              769,198
  Cost of shares redeemed                        (15,539,174)         (3,404,293)           (202,592,239)         (22,470,055)
                                                ------------         -----------           -------------         ------------
Class Y Shares capital transactions              (12,363,635)         (1,052,401)           (156,084,105)          98,329,534
                                                ------------         -----------           -------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                   $(11,888,601)        $    90,197           $(152,352,431)        $102,470,636
                                                ------------         -----------           -------------         ------------
                                                ------------         -----------           -------------         ------------
 ............................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                              24,619              30,620                 729,759              986,765
  Reinvested                                           1,298                 390                   6,026                3,050
  Redeemed                                           (29,879)            (13,028)               (463,074)            (672,658)
                                                ------------         -----------           -------------         ------------
Change in Class A (Investor) Shares                   (3,962)             17,982                 272,711              317,157
                                                ------------         -----------           -------------         ------------
 ............................................................................................................................
CLASS B SHARES:
  Issued                                              87,827             130,189                  78,761               86,551
  Reinvested                                           3,893                 647                      --                   --
  Redeemed                                           (29,803)            (12,342)                (20,721)             (25,209)
                                                ------------         -----------           -------------         ------------
Change in Class B Shares                              61,917             118,494                  58,040               61,342
                                                ------------         -----------           -------------         ------------
 ............................................................................................................................
CLASS C SHARES:
  Issued                                               4,794                 298                   2,154                2,531
  Reinvested                                             258                  94                      --                   --
  Redeemed                                              (907)               (108)                (15,839)              (6,145)
                                                ------------         -----------           -------------         ------------
Change in Class C Shares                               4,145                 284                 (13,685)              (3,614)
                                                ------------         -----------           -------------         ------------
 ............................................................................................................................
CLASS Y SHARES:
  Issued                                             353,697             261,958               4,290,203            8,983,553
  Reinvested                                          47,239              20,688                  99,898               64,275
  Redeemed                                        (1,913,232)           (417,055)            (17,991,472)          (1,940,804)
                                                ------------         -----------           -------------         ------------
Change in Class Y Shares                          (1,512,296)           (134,409)            (13,601,371)           7,107,024
                                                ------------         -----------           -------------         ------------

40    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

.................................................................................

                                                   GROWTH AND INCOME FUND                           MID-CAP FUND
                                             ----------------------------------         -------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED             YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2003     OCTOBER 31, 2002       OCTOBER 31, 2003     OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                  $  1,762,934         $  1,337,897           $   (277,390)        $   (304,696)
  Net realized gains (losses) from
    investment and options transactions           (9,441,001)         (24,672,615)                 9,437          (18,552,349)
  Change in unrealized
    appreciation/depreciation from
    investments and options                       38,518,987          (17,117,988)            33,785,071           (8,355,049)
                                                ------------         ------------           ------------         ------------
  CHANGE IN NET ASSETS RESULTING FROM
    OPERATIONS                                    30,840,920          (40,452,706)            33,517,118          (27,212,094)
                                                ------------         ------------           ------------         ------------
 ............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                          (10,010)              (2,986)                    --                   --
  Class B Shares                                      (2,046)                  --                     --                   --
  Class Y Shares                                  (2,030,344)            (799,787)                    --                   --
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                        (2,042,400)            (802,773)                    --                   --
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                      7,450,742           (8,951,741)            31,225,520           (3,472,044)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS                              36,249,262          (50,207,220)            64,742,638          (30,684,138)
 ............................................................................................................................
NET ASSETS:
  Beginning of year                              171,271,539          221,478,759            103,480,219          134,164,357
                                                ------------         ------------           ------------         ------------
  End of year                                   $207,520,801         $171,271,539           $168,222,857         $103,480,219
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------
  Accumulated net investment income             $    542,460         $    821,926           $         --         $         --
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    41

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
.................................................................................

                                                     GROWTH AND INCOME FUND                           MID-CAP FUND
                                            -------------------------------------       -------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED             YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2003     OCTOBER 31, 2002       OCTOBER 31, 2003     OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                   $    900,030         $    601,471           $    638,547         $    577,280
  Dividends reinvested                                 9,705                2,897                     --                   --
  Cost of shares redeemed                           (576,695)            (899,525)              (388,850)            (212,541)
                                                ------------         ------------           ------------         ------------
Class A (Investor) Shares capital
 transactions                                        333,040             (295,157)               249,697              364,739
                                                ------------         ------------           ------------         ------------
 ............................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                        945,891            1,229,558                873,543            2,417,457
  Dividends reinvested                                 2,022                   --                     --                   --
  Cost of shares redeemed                           (139,831)            (120,487)              (429,567)            (592,594)
                                                ------------         ------------           ------------         ------------
Class B Shares capital transactions                  808,082            1,109,071                443,976            1,824,863
                                                ------------         ------------           ------------         ------------
 ............................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                             --                   --                 25,000               26,336
  Cost of shares redeemed                                 --                   --                     --              (21,556)
                                                ------------         ------------           ------------         ------------
Class C Shares capital transactions                       --                   --                 25,000                4,780
                                                ------------         ------------           ------------         ------------
 ............................................................................................................................
CLASS Y SHARES:
  Proceeds from shares issued                     33,049,306           16,872,208                     --                   --
  Dividends reinvested                               421,341              178,816                     --                   --
  Cost of shares redeemed                        (27,161,027)         (26,816,679)                    --                   --
                                                ------------         ------------           ------------         ------------
Class Y Shares capital transactions                6,309,620           (9,765,655)                    --                   --
                                                ------------         ------------           ------------         ------------
 ............................................................................................................................
TRUST SHARES:
  Proceeds from shares issued                             --                   --             46,107,032           42,412,795
  Cost of shares redeemed                                 --                   --            (15,600,185)         (48,079,221)
                                                ------------         ------------           ------------         ------------
Trust Shares capital transactions                         --                   --             30,506,847           (5,666,426)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                   $  7,450,742         $ (8,951,741)          $ 31,225,520         $ (3,472,044)
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------
 ............................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                             114,468               69,737                 90,070               71,687
  Reinvested                                           1,290                  308                     --                   --
  Redeemed                                           (78,927)            (105,318)               (56,634)             (28,927)
                                                ------------         ------------           ------------         ------------
Change in Class A (Investor) Shares                   36,831              (35,273)                33,436               42,760
                                                ------------         ------------           ------------         ------------
 ............................................................................................................................
CLASS B SHARES:
  Issued                                             125,862              140,389                131,936              305,404
  Reinvested                                             265                   --                     --                   --
  Redeemed                                           (18,379)             (16,034)               (65,762)             (85,941)
                                                ------------         ------------           ------------         ------------
Change in Class B Shares                             107,748              124,355                 66,174              219,463
                                                ------------         ------------           ------------         ------------
 ............................................................................................................................
CLASS C SHARES:
  Issued                                                  --                   --                  3,671                3,391
  Redeemed                                                --                   --                     --               (2,753)
                                                ------------         ------------           ------------         ------------
Change in Class C Shares                                  --                   --                  3,671                  638
                                                ------------         ------------           ------------         ------------

..............................................................................................................................
CLASS Y SHARES:
  Issued                                           4,459,324            1,990,822                     --                   --
  Reinvested                                          56,068               19,925                     --                   --
  Redeemed                                        (3,647,279)          (3,209,191)                    --                   --
                                                ------------         ------------           ------------         ------------
Change in Class Y Shares                             868,113           (1,198,444)                    --                   --
                                                ------------         ------------           ------------         ------------
 ............................................................................................................................
TRUST SHARES:
  Issued                                                  --                   --              6,913,528            5,158,172
  Redeemed                                                --                   --             (2,336,030)          (6,022,361)
                                                ------------         ------------           ------------         ------------
Change in Trust Shares                                    --                   --              4,577,498             (864,189)
                                                ------------         ------------           ------------         ------------


42    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

.................................................................................

                                                 INTERNATIONAL EQUITY FUND                     OVERSEAS EQUITY FUND
                                            ------------------------------------        -------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED            YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2003     OCTOBER 31, 2002       OCTOBER 31, 2003     OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                 $   2,282,789         $  1,520,651           $     1,123          $   (20,655)
  Net realized gains (losses) from
    investment and foreign currency
    transactions                                    (889,405)         (14,464,908)              194,623             (570,945)
  Change in unrealized
    appreciation/depreciation from investments
    and foreign currencies                        43,679,183          (13,761,843)            2,572,761             (753,586)
                                               -------------         ------------           -----------          -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                       45,072,567          (26,706,100)            2,768,507           (1,345,186)
                                               -------------         ------------           -----------          -----------
 ............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                               --                   --               (71,236)             (83,152)
  Class B Shares                                          --                   --                (3,341)                (894)
  Class C Shares                                          --                   --                   (54)                  --
  Advisor Shares                                  (3,705,000)          (2,797,529)                   --                   --
NET REALIZED GAINS FROM INVESTMENT AND
 FOREIGN CURRENCY TRANSACTIONS:
  Class A (Investor) Shares                               --                   --                    --             (189,407)
  Class B Shares                                          --                   --                    --               (7,926)
  Class C Shares                                          --                   --                    --               (3,527)
                                               -------------         ------------           -----------          -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                        (3,705,000)          (2,797,529)              (74,631)            (284,906)
                                               -------------         ------------           -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                   (112,413,621)          39,713,366               713,058            2,143,644
                                               -------------         ------------           -----------          -----------
CHANGE IN NET ASSETS                             (71,046,054)          10,209,737             3,406,934              513,552
 ...........................................................................................................................
NET ASSETS:
  Beginning of year                              194,703,733          184,493,996             7,886,799            7,373,247
                                               -------------         ------------           -----------          -----------
  End of year                                  $ 123,657,679         $194,703,733           $11,293,733          $ 7,886,799
                                               -------------         ------------           -----------          -----------
                                               -------------         ------------           -----------          -----------
  Accumulated net investment income            $   3,732,087         $  3,242,965           $    77,699          $    56,257
                                               -------------         ------------           -----------          -----------
                                               -------------         ------------           -----------          -----------


See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    43

HSBC INVESTOR FAMILY OF FUNDS

.................................................................................

                                          INTERNATIONAL EQUITY FUND                          OVERSEAS EQUITY FUND
                                     -------------------------------------          ---------------------------------------
                                         FOR THE                FOR THE                  FOR THE                FOR THE
                                        YEAR ENDED            YEAR ENDED               YEAR ENDED             YEAR ENDED
                                     OCTOBER 31, 2003      OCTOBER 31, 2002         OCTOBER 31, 2003       OCTOBER 31, 2002
---------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued          $            --         $          --             $ 74,256,371           $ 6,142,944
  Dividends reinvested                              --                    --                   69,478               270,064
  Cost of shares redeemed                           --                    --              (73,955,056)           (4,650,406)
                                       ---------------         -------------             ------------           -----------
Class A (Investor) Shares capital
 transactions                                       --                    --                  370,793             1,762,602
                                       ---------------         -------------             ------------           -----------
 ..........................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                       --                    --                  400,571               436,595
  Dividends reinvested                              --                    --                    3,234                 8,694
  Cost of shares redeemed                           --                    --                  (67,981)              (40,890)
                                       ---------------         -------------             ------------           -----------
Class B Shares capital
 transactions                                       --                    --                  335,824               404,399
                                       ---------------         -------------             ------------           -----------
 ..........................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                       --                    --                   10,780                 8,840
  Dividends reinvested                              --                    --                       54                 3,527
  Cost of shares redeemed                           --                    --                   (4,393)              (35,724)
                                       ---------------         -------------             ------------           -----------
Class C Shares capital
 transactions                                       --                    --                    6,441               (23,357)
                                       ---------------         -------------             ------------           -----------
 ..........................................................................................................................
ADVISOR SHARES:
  Proceeds from shares issued            1,033,987,233           638,506,248                       --                    --
  Dividends reinvested                       2,711,050             1,765,422                       --                    --
  Cost of shares redeemed               (1,149,111,904)         (600,558,304)                      --                    --
                                       ---------------         -------------             ------------           -----------
Advisor Shares capital
 transactions                             (112,413,621)           39,713,366                       --                    --
                                       ---------------         -------------             ------------           -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                          $  (112,413,621)        $  39,713,366             $    713,058           $ 2,143,644
                                       ---------------         -------------             ------------           -----------
                                       ---------------         -------------             ------------           -----------
 ..........................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                            --                    --                7,113,411               534,842
  Reinvested                                        --                    --                    7,075                22,454
  Redeemed                                          --                    --               (6,989,865)             (422,514)
                                       ---------------         -------------             ------------           -----------
Change in Class A (Investor)
 Shares                                             --                    --                  130,621               134,782
                                       ---------------         -------------             ------------           -----------
 ..........................................................................................................................
CLASS B SHARES:
  Issued                                            --                    --                   40,360                38,648
  Reinvested                                        --                    --                      339                   744
  Redeemed                                          --                    --                   (7,369)               (3,888)
                                       ---------------         -------------             ------------           -----------
Change in Class B Shares                            --                    --                   33,330                35,504
                                       ---------------         -------------             ------------           -----------
 ..........................................................................................................................
CLASS C SHARES:
  Issued                                            --                    --                    1,049                   885
  Reinvested                                        --                    --                        6                   299
  Redeemed                                          --                    --                     (439)               (3,453)
                                       ---------------         -------------             ------------           -----------
Change in Class C Shares                            --                    --                      616                (2,269)
                                       ---------------         -------------             ------------           -----------
 ..........................................................................................................................
ADVISOR SHARES:
  Issued                                    92,631,040            53,518,520                       --                    --
  Reinvested                                   255,518               134,868                       --                    --
  Redeemed                                (101,337,125)          (50,202,271)                      --                    --
                                       ---------------         -------------             ------------           -----------
Change in Advisor Shares                    (8,450,567)            3,451,117                       --                    --
                                       ---------------         -------------             ------------           -----------


44    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

................................................................................

                                            SMALL CAP EQUITY FUND                             OPPORTUNITY FUND
                                    --------------------------------------          ---------------------------------------
                                         FOR THE                FOR THE                  FOR THE                FOR THE
                                       YEAR ENDED             YEAR ENDED               YEAR ENDED             YEAR ENDED
                                    OCTOBER 31, 2003       OCTOBER 31, 2002         OCTOBER 31, 2003       OCTOBER 31, 2002
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment loss                    $ (1,565,842)          $ (1,827,171)            $  (234,805)           $  (244,098)
  Net realized gains (losses) from
    investment transactions                 4,018,810            (49,966,937)                275,213             (3,360,778)
  Change in unrealized
    appreciation/depreciation from
    investments                            65,152,323              2,106,990               4,550,177                230,012
                                         ------------           ------------             -----------            -----------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                           67,605,291            (49,687,118)              4,590,585             (3,374,864)
                                         ------------           ------------             -----------            -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                              67,780,861             60,107,797               2,364,162              3,847,236
                                         ------------           ------------             -----------            -----------
CHANGE IN NET ASSETS                      135,386,152             10,420,679               6,954,747                472,372
 ..........................................................................................................................
NET ASSETS:
  Beginning of year                       190,685,659            180,264,980              14,086,425             13,614,053
                                         ------------           ------------             -----------            -----------
  End of year                            $326,071,811           $190,685,659             $21,041,172            $14,086,425
                                         ------------           ------------             -----------            -----------
                                         ------------           ------------             -----------            -----------
  Accumulated net investment
    income                               $         --           $         --             $        --            $        --
                                         ------------           ------------             -----------            -----------
                                         ------------           ------------             -----------            -----------


See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    45

HSBC INVESTOR FAMILY OF FUNDS

.................................................................................

                                                      SMALL CAP EQUITY FUND                         OPPORTUNITY FUND
                                            ------------------------------              ------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED            YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2003     OCTOBER 31, 2002       OCTOBER 31, 2003     OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------

CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                  $          --        $          --           $ 5,083,521          $ 4,308,030
  Cost of shares redeemed                                 --                   --            (3,421,035)          (2,279,481)
                                               -------------        -------------           -----------          -----------
Class A (Investor) Shares capital
 transactions                                             --                   --             1,662,486            2,028,549
                                               -------------        -------------           -----------          -----------
 ...........................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                             --                   --             1,009,644            2,185,532
  Cost of shares redeemed                                 --                   --              (281,855)            (368,574)
                                               -------------        -------------           -----------          -----------
Class B Shares capital transactions                       --                   --               727,789            1,816,958
                                               -------------        -------------           -----------          -----------
 ...........................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                             --                   --                65,774              109,966
  Cost of shares redeemed                                 --                   --               (91,887)            (108,237)
                                               -------------        -------------           -----------          -----------
Class C Shares capital transactions                       --                   --               (26,113)               1,729
                                               -------------        -------------           -----------          -----------
 ...........................................................................................................................
ADVISOR SHARES:
  Proceeds from shares issued                    204,930,414          166,252,280                    --                   --
  Cost of shares redeemed                       (137,149,553)        (106,144,483)                   --                   --
                                               -------------        -------------           -----------          -----------
Advisor Shares capital transactions               67,780,861           60,107,797                    --                   --
                                               -------------        -------------           -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                  $  67,780,861        $  60,107,797           $ 2,364,162          $ 3,847,236
                                               -------------        -------------           -----------          -----------
                                               -------------        -------------           -----------          -----------
 ...........................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                                  --                   --               554,127              456,632
  Redeemed                                                --                   --              (395,887)            (241,867)
                                               -------------        -------------           -----------          -----------
Change in Class A (Investor) Shares                       --                   --               158,240              214,765
                                               -------------        -------------           -----------          -----------
 ...........................................................................................................................
CLASS B SHARES:
  Issued                                                  --                   --               119,900              217,277
  Redeemed                                                --                   --               (35,134)             (42,806)
                                               -------------        -------------           -----------          -----------
Change in Class B Shares                                  --                   --                84,766              174,471
                                               -------------        -------------           -----------          -----------
 ...........................................................................................................................
CLASS C SHARES:
  Issued                                                  --                   --                 7,537               10,963
  Redeemed                                                --                   --               (11,212)             (11,072)
                                               -------------        -------------           -----------          -----------
Change in Class C Shares                                  --                   --                (3,675)                (109)
                                               -------------        -------------           -----------          -----------
 ...........................................................................................................................
ADVISOR SHARES:
  Issued                                          19,641,503           14,288,390                    --                   --
  Redeemed                                       (13,824,591)          (9,644,921)                   --                   --
                                               -------------        -------------           -----------          -----------
Change in Advisor Shares                           5,816,912            4,643,469                    --                   --
                                               -------------        -------------           -----------          -----------


46    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

          HSBC INVESTOR FUNDS -- LIMITED MATURITY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                           INVESTMENT ACTIVITIES                        DIVIDENDS
                                                 --------------------------------------   ------------------------------------

                                                           NET REALIZED AND                                NET
                                  NET ASSET                UNREALIZED GAINS      TOTAL                   REALIZED
                                   VALUE,        NET        (LOSSES) FROM        FROM         NET       GAINS FROM
                                  BEGINNING   INVESTMENT      INVESTMENT      INVESTMENT   INVESTMENT   INVESTMENT     TOTAL
                                  OF PERIOD     INCOME       TRANSACTIONS     ACTIVITIES     INCOME    TRANSACTIONS  DIVIDENDS
------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)  $10.04        0.33            0.54            0.87        (0.33)           --        (0.33)
Year ended October 31, 2002         10.58        0.44           (0.10)           0.34        (0.44)        (0.05)       (0.49)
Year ended October 31, 2003         10.43        0.33            0.08            0.41        (0.37)           --        (0.37)
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (g)  $10.07        0.25            0.52            0.77        (0.25)           --        (0.25)
Year ended October 31, 2002         10.59        0.36           (0.09)           0.27        (0.36)        (0.05)       (0.41)
Year ended October 31, 2003         10.45        0.25            0.08            0.33        (0.29)           --        (0.29)
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (i)  $10.07        0.26            0.51            0.77        (0.26)           --        (0.26)
Year ended October 31, 2002         10.58        0.36           (0.09)           0.27        (0.36)        (0.05)       (0.41)
Year ended October 31, 2003         10.44        0.25            0.09            0.34        (0.29)           --        (0.29)
------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001 (j)  $10.00        0.37            0.59            0.96        (0.37)           --        (0.37)
Year ended October 31, 2002         10.59        0.46           (0.09)           0.37        (0.46)        (0.05)       (0.51)
Year ended October 31, 2003         10.45        0.33            0.10            0.43        (0.40)           --        (0.40)
------------------------------------------------------------------------------------------------------------------------------
                                                                                RATIOS/SUPPLEMENTARY DATA
                                                              --------------------------------------------------------------
                                                                                         RATIO OF
                                                                                           NET
                                                                            RATIO OF    INVESTMENT    RATIO OF
                                   NET ASSET                NET ASSETS AT   EXPENSES    INCOME TO     EXPENSES
                                   VALUE, END   TOTAL           END OF     TO AVERAGE    AVERAGE     TO AVERAGE    PORTFOLIO
                                   OF PERIOD    RETURN      PERIOD(000'S)  NET ASSETS   NET ASSETS   NET ASSETS    TURNOVER(a)
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)    $10.58     8.78%(c)(d)   $    977        1.10%(e)    4.27%(e)    1.49%(e)(f)   102.01%
Year ended October 31, 2002           10.43     3.34%(d)         1,608        0.96%       4.14%       0.96%          44.04%
Year ended October 31, 2003           10.47     3.97%(d)         3,309        1.01%       2.99%       1.01%          98.42%
---------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (g)    $10.59     8.02%(c)(h)   $    896        1.85%(e)    3.52%(e)    7.59%(e)(f)   102.01%
Year ended October 31, 2002           10.45     2.65%(h)         4,178        1.70%       3.30%       1.70%          44.04%
Year ended October 31, 2003           10.49     3.19%(h)         6,443        1.73%       2.30%       1.73%          98.42%
---------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (i)    $10.58     7.80%(c)(h)   $    161        1.85%(e)    3.60%(e)   17.61%(e)(f)   102.01%
Year ended October 31, 2002           10.44     2.65%(h)         1,759        1.70%       3.26%       1.70%          44.04%
Year ended October 31, 2003           10.49     3.29%(h)         2,544        1.73%       2.31%       1.73%          98.42%
---------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001 (j)    $10.59     9.78%(c)      $ 67,315        0.85%(e)    4.59%(e)    0.85%(e)      102.01%
Year ended October 31, 2002           10.45     3.69%           94,886        0.71%       4.42%       0.71%          44.04%
Year ended October 31, 2003           10.48     4.12%           31,368        0.69%       3.62%       0.69%          98.42%
---------------------------------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(b) Class A (Investor) Shares commenced operations on February 7, 2001.
(c) Not annualized.
(d) Excludes sales charge.
(e) Annualized.
(f) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(g) Class B Shares commenced operations on February 15, 2001.
(h) Excludes redemption charge.
(i) Class C Shares commenced operations on February 13, 2001.
(j) Class Y Shares commenced operations on January 23, 2001.

See notes to financial statements.

             HSBC INVESTOR FAMILY OF FUNDS    47

          HSBC ADVISOR FUNDS TRUST -- FIXED INCOME FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................


SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              INVESTMENT ACTIVITIES
                                                    ------------------------------------------
                                                                 NET REALIZED AND
                                                                 UNREALIZED GAINS
                                      NET ASSET                   (LOSSES) FROM       TOTAL
                                        VALUE,         NET        INVESTMENT AND       FROM
                                     BEGINNING OF   INVESTMENT       FUTURES        INVESTMENT
                                        PERIOD        INCOME       TRANSACTIONS     ACTIVITIES
----------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 1999             $10.81         0.62           (0.51)           0.11
Year ended October 31, 2000              10.01         0.69           (0.02)           0.67
Year ended October 31, 2001               9.99         0.67            0.80            1.47
Year ended October 31, 2002              10.81         0.55           (0.14)           0.41
Year ended October 31, 2003              10.63         0.41            0.19            0.60
----------------------------------------------------------------------------------------------


                                                    DIVIDENDS
                                     ---------------------------------------
                                                   NET REALIZED
                                                    GAINS FROM                 NET ASSETS
                                        NET         INVESTMENT                   VALUE,
                                     INVESTMENT    AND FUTURES       TOTAL       END OF     TOTAL
                                       INCOME      TRANSACTIONS    DIVIDENDS     PERIOD     RETURN
--------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 1999            (0.62)         (0.29)         (0.91)      $10.01      1.01%
Year ended October 31, 2000            (0.69)            --          (0.69)        9.99      6.98%
Year ended October 31, 2001            (0.65)            --          (0.65)       10.81     15.11%
Year ended October 31, 2002            (0.59)            --          (0.59)       10.63      3.94%
Year ended October 31, 2003            (0.50)            --          (0.50)       10.73      5.71%
--------------------------------------------------------------------------------------------------

                                                    RATIOS/SUPPLEMENTARY DATA
                                     --------------------------------------------------------
                                                                 RATIO OF NET
                                     NET ASSETS    RATIO OF       INVESTMENT
                                     AT END OF     EXPENSES       INCOME TO
                                       PERIOD     TO AVERAGE     AVERAGE NET       PORTFOLIO
                                      (000'S)     NET ASSETS        ASSET         TURNOVER(a)
---------------------------------------------------------------------------------------------

ADVISOR SHARES
Year ended October 31, 1999           $114,405      0.69%            6.31%          433.26%
Year ended October 31, 2000            134,458      0.61%            6.66%          440.49%
Year ended October 31, 2001            150,580      0.63%            6.45%          341.26%
Year ended October 31, 2002            284,841      0.56%            5.06%           77.82%
Year ended October 31, 2003            110,968      0.56%            4.30%           70.91%
---------------------------------------------------------------------------------------------

 (a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

See notes to financial statements.


48    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FUNDS -- BOND FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................


SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           INVESTMENT ACTIVITIES              DIVIDENDS
                                                 ------------------------------------------   ----------
                                                              NET REALIZED AND
                                                              UNREALIZED GAINS
                                     NET ASSET                 (LOSSES) FROM       TOTAL
                                      VALUE,        NET        INVESTMENT AND       FROM         NET
                                     BEGINNING   INVESTMENT       FUTURES        INVESTMENT   INVESTMENT
                                     OF PERIOD     INCOME       TRANSACTIONS     ACTIVITIES     INCOME
--------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1999           $10.51        0.57           (0.49)           0.08        (0.57)
Year ended October 31, 2000             9.78        0.61           (0.01)           0.60        (0.62)
Year ended October 31, 2001             9.76        0.60            0.77            1.37        (0.58)
Year ended October 31, 2002            10.55        0.49           (0.14)           0.35        (0.52)
Year ended October 31, 2003            10.38        0.40            0.13            0.53        (0.43)
--------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 1999           $10.51        0.49           (0.49)             --        (0.49)
Year ended October 31, 2000             9.78        0.54           (0.01)           0.53        (0.54)
Year ended October 31, 2001             9.77        0.52            0.76            1.28        (0.50)
Year ended October 31, 2002            10.55        0.41           (0.13)           0.28        (0.44)
Year ended October 31, 2003            10.39        0.32            0.13            0.45        (0.35)
--------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (g)     $10.46        0.47           (0.45)           0.02        (0.47)
Year ended October 31, 2000             9.77        0.55           (0.01)           0.54        (0.55)
Year ended October 31, 2001             9.76        0.51            0.77            1.28        (0.50)
Year ended October 31, 2002            10.54        0.41           (0.13)           0.28        (0.44)
Year ended October 31, 2003            10.38        0.32            0.13            0.45        (0.35)
--------------------------------------------------------------------------------------------------------

                                            DIVIDENDS
                                     ------------------------
                                         NET
                                       REALIZED
                                      GAINS FROM
                                      INVESTMENT
                                     AND FUTURES      TOTAL
                                     TRANSACTIONS   DIVIDENDS
---------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1999              (0.24)       (0.81)
Year ended October 31, 2000                 --        (0.62)
Year ended October 31, 2001                 --        (0.58)
Year ended October 31, 2002                 --        (0.52)
Year ended October 31, 2003                 --        (0.43)
---------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 1999              (0.24)       (0.73)
Year ended October 31, 2000                 --        (0.54)
Year ended October 31, 2001                 --        (0.50)
Year ended October 31, 2002                 --        (0.44)
Year ended October 31, 2003                 --        (0.35)
---------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (g)        (0.24)       (0.71)
Year ended October 31, 2000                 --        (0.55)
Year ended October 31, 2001                 --        (0.50)
Year ended October 31, 2002                 --        (0.44)
Year ended October 31, 2003                 --        (0.35)
---------------------------------------------------------------




                                                                                 RATIOS/SUPPLEMENTARY DATA
                                                        ---------------------------------------------------------------------
                                                                                   RATIO OF NET
                                NET ASSET               NET ASSETS    RATIO OF     INVESTMENT       RATIO OF
                                 VALUE,                 AT END OF     EXPENSES      INCOME TO      EXPENSES TO
                                 END OF    TOTAL          PERIOD     TO AVERAGE      AVERAGE         AVERAGE       PORTFOLIO
                                 PERIOD    RETURN        (000'S)     NET ASSETS     NET ASSETS    NET ASSETS(a)   TURNOVER(b)
-----------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1999       $ 9.78    0.68%(c)     $  4,331       1.07%           5.84%           2.62%       433.26%
Year ended October 31, 2000         9.76    6.39%(c)        3,828       1.10%           6.13%           3.31%       440.49%
Year ended October 31, 2001        10.55   14.41%(c)        6,683       1.10%           5.92%           2.61%       341.26%
Year ended October 31, 2002        10.38    3.44%(c)       12,053       1.10%           4.52%           1.47%        77.82%
Year ended October 31, 2003        10.48    5.17%(c)       14,143       1.10%           3.76%           1.21%        70.91%
-----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 1999       $ 9.78  (0.01)%(d)     $    345       1.79%           5.13%           3.37%       433.26%
Year ended October 31, 2000         9.77    5.67%(d)          279       1.85%           5.38%           4.03%       440.49%
Year ended October 31, 2001        10.55   13.43%(d)        1,494       1.85%           5.04%           3.32%       341.26%
Year ended October 31, 2002        10.39    2.76%(d)        6,124       1.85%           3.66%           2.18%        77.82%
Year ended October 31, 2003        10.49    4.38%(d)        7,430       1.85%           3.01%           1.96%        70.91%
-----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (g) $ 9.77    0.11%(d)(e)  $    152       1.95%(f)        4.96%(f)        3.50%(f)    433.26%
Year ended October 31, 2000         9.76    5.71%(d)          138       1.85%           5.38%           4.05%       440.49%
Year ended October 31, 2001        10.54   13.44%(d)          526       1.85%           5.11%           3.34%       341.26%
Year ended October 31, 2002        10.38    2.77%(d)          983       1.85%           3.75%           2.21%        77.82%
Year ended October 31, 2003        10.48    4.39%(d)          606       1.85%           3.06%           1.97%        70.91%
-----------------------------------------------------------------------------------------------------------------------------

(a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(b) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(c) Excludes sales charge.
(d) Excludes redemption charge.
(e) Not annualized.
(f) Annualized.
(g) Class C Shares commenced operations on November 4, 1998.


See notes to financial statements.


             HSBC INVESTOR FAMILY OF FUNDS    49

          HSBC INVESTOR FUNDS -- NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              INVESTMENT ACTIVITIES
                                                    ------------------------------------------
                                                                 NET REALIZED AND
                                                                 UNREALIZED GAINS
                                      NET ASSET                   (LOSSES) FROM
                                        VALUE,         NET        INVESTMENT AND    TOTAL FROM
                                     BEGINNING OF   INVESTMENT       FUTURES        INVESTMENT
                                        PERIOD        INCOME       TRANSACTIONS     ACTIVITIES
----------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1999             $10.93         0.46           (0.83)          (0.37)
Year ended October 31, 2000              10.08         0.46            0.33            0.79
Year ended October 31, 2001              10.39         0.41            0.54            0.95
Year ended October 31, 2002              10.93         0.38            0.16            0.54
Year ended October 31, 2003              11.09         0.38            0.12            0.50
----------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 1999             $10.92         0.38           (0.83)          (0.45)
Year ended October 31, 2000              10.07         0.39            0.33            0.72
Year ended October 31, 2001              10.38         0.33            0.54            0.87
Year ended October 31, 2002              10.92         0.30            0.16            0.46
Year ended October 31, 2003              11.08         0.30            0.12            0.42
----------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (g)       $10.90         0.34           (0.77)          (0.43)
Year ended October 31, 2000              10.11         0.39            0.33            0.72
Year ended October 31, 2001              10.42         0.33            0.54            0.87
Year ended October 31, 2002              10.96         0.30            0.16            0.46
Year ended October 31, 2003              11.12         0.30            0.13            0.43
----------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 1999             $10.93         0.48           (0.84)          (0.36)
Year ended October 31, 2000              10.07         0.49            0.34            0.83
Year ended October 31, 2001              10.39         0.44            0.54            0.98
Year ended October 31, 2002              10.93         0.41            0.16            0.57
Year ended October 31, 2003              11.09         0.41            0.12            0.53
----------------------------------------------------------------------------------------------




                                                    DIVIDENDS
                                     ---------------------------------------

                                                   NET REALIZED
                                                    GAINS FROM                 NET ASSET
                                        NET       INVESTMENT AND                 VALUE,
                                     INVESTMENT      FUTURES         TOTAL       END OF     TOTAL
                                       INCOME      TRANSACTIONS    DIVIDENDS     PERIOD     RETURN
------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1999            (0.46)         (0.02)         (0.48)      $10.08     (3.62)%(b)
Year ended October 31, 2000            (0.46)         (0.02)         (0.48)       10.39      8.03 %(b)
Year ended October 31, 2001            (0.41)            --          (0.41)       10.93      9.26 %(b)
Year ended October 31, 2002            (0.38)            --          (0.38)       11.09      5.08 %(b)
Year ended October 31, 2003            (0.38)            --          (0.38)       11.21      4.57 %(b)
------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 1999            (0.38)         (0.02)         (0.40)      $10.07     (4.30)%(f)
Year ended October 31, 2000            (0.39)         (0.02)         (0.41)       10.38      7.27 %(f)
Year ended October 31, 2001            (0.33)            --          (0.33)       10.92      8.44 %(f)
Year ended October 31, 2002            (0.30)            --          (0.30)       11.08      4.30 %(f)
Year ended October 31, 2003            (0.30)            --          (0.30)       11.20      3.80 %(f)
------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (g)      (0.34)         (0.02)         (0.36)      $10.11     (4.10)%(d)(f)
Year ended October 31, 2000            (0.39)         (0.02)         (0.41)       10.42      7.23 %(f)
Year ended October 31, 2001            (0.33)            --          (0.33)       10.96      8.40 %(f)
Year ended October 31, 2002            (0.30)            --          (0.30)       11.12      4.28 %(f)
Year ended October 31, 2003            (0.30)            --          (0.30)       11.25      3.87 %(f)
------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 1999            (0.48)         (0.02)         (0.50)      $10.07     (3.45)%
Year ended October 31, 2000            (0.49)         (0.02)         (0.51)       10.39      8.41 %
Year ended October 31, 2001            (0.44)            --          (0.44)       10.93      9.53 %
Year ended October 31, 2002            (0.41)            --          (0.41)       11.09      5.34 %
Year ended October 31, 2003            (0.41)            --          (0.41)       11.21      4.84 %
------------------------------------------------------------------------------------------------------


                                                              RATIOS/SUPPLEMENTARY DATA
                                     ---------------------------------------------------------------------------
                                                                   RATIO OF
                                                                      NET
                                     NET ASSETS    RATIO OF       INVESTMENT       RATIO OF
                                     AT END OF    EXPENSES TO       INCOME        EXPENSES TO
                                       PERIOD       AVERAGE       TO AVERAGE        AVERAGE           PORTFOLIO
                                      (000'S)     NET ASSETS      NET ASSETS      NET ASSETS         TURNOVER(a)
---------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1999           $17,568        0.96%            4.22%          1.21%(c)           46.56%
Year ended October 31, 2000            12,401        0.93%            4.60%          1.06%(c)           34.12%
Year ended October 31, 2001            17,722        0.95%            3.91%          1.07%(c)            0.00%
Year ended October 31, 2002            16,341        0.95%            3.52%          0.95%(c)           30.70%
Year ended October 31, 2003            22,326        0.91%            3.39%          0.91%              29.79%
---------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 1999           $   564        1.71%            3.48%          1.96%(c)           46.56%
Year ended October 31, 2000               828        1.70%            3.81%          1.74%(c)           34.12%
Year ended October 31, 2001             5,619        1.70%            3.05%          1.82%(c)            0.00%
Year ended October 31, 2002            12,699        1.70%            2.74%          1.70%(c)           30.70%
Year ended October 31, 2003            18,352        1.66%            2.64%          1.66%              29.79%
---------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (g)     $   256        1.70%(e)         3.46%(e)       2.02%(c)(e)        46.56%
Year ended October 31, 2000               416        1.71%            3.77%          1.73%(c)           34.12%
Year ended October 31, 2001             1,523        1.70%            3.04%          1.83%(c)            0.00%
Year ended October 31, 2002             2,608        1.70%            2.74%          1.70%(c)           30.70%
Year ended October 31, 2003             3,252        1.66%            2.64%          1.66%              29.79%
---------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 1999           $ 8,619        0.71%            4.49%          0.96%(c)           46.56%
Year ended October 31, 2000             9,514        0.69%            4.82%          0.78%(c)           34.12%
Year ended October 31, 2001            14,989        0.70%            4.19%          0.83%(c)            0.00%
Year ended October 31, 2002            19,753        0.70%            3.76%          0.70%(c)           30.70%
Year ended October 31, 2003            20,290        0.67%            3.67%          0.67%              29.79%
---------------------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.
(b) Excludes sales charge.
(c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d) Not annualized.
(e) Annualized.
(f) Excludes redemption charge.
(g) Class C Shares commenced operations on November 4, 1998.


See notes to financial statements.


50    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FUNDS -- BALANCED FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          INVESTMENT ACTIVITIES                   DIVIDENDS
                                                 ----------------------------------------   ----------------------
                                                               NET REALIZED
                                                              AND UNREALIZED
                                     NET ASSET                GAINS (LOSSES)     TOTAL                               NET ASSET
                                       VALUE,       NET            FROM           FROM         NET                    VALUE,
                                     BEGINNING   INVESTMENT     INVESTMENT     INVESTMENT   INVESTMENT     TOTAL      END OF
                                     OF PERIOD     INCOME      TRANSACTIONS    ACTIVITIES     INCOME     DIVIDENDS    PERIOD
------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (c)     $ 9.55        0.11          (1.02)         (0.91)       (0.09)       (0.09)      $8.55
Year ended October 31, 2002             8.55        0.15          (0.92)         (0.77)       (0.09)       (0.09)       7.69
Year ended October 31, 2003             7.69        0.10           0.68           0.78        (0.20)       (0.20)       8.27
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (g)     $ 9.80        0.08          (1.25)         (1.17)       (0.08)       (0.08)      $8.55
Year ended October 31, 2002             8.55        0.13          (0.97)         (0.84)       (0.07)       (0.07)       7.64
Year ended October 31, 2003             7.64        0.04           0.69           0.73        (0.15)       (0.15)       8.22
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (i)     $ 9.78        0.07          (1.24)         (1.17)       (0.06)       (0.06)      $8.55
Year ended October 31, 2002             8.55        0.12          (0.96)         (0.84)       (0.06)       (0.06)       7.65
Year ended October 31, 2003             7.65        0.04           0.69           0.73        (0.15)       (0.15)       8.23
------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001 (j)     $10.00        0.16          (1.45)         (1.29)       (0.09)       (0.09)      $8.62
Year ended October 31, 2002             8.62        0.16          (0.93)         (0.77)       (0.10)       (0.10)       7.75
Year ended October 31, 2003             7.75        0.15*          0.66           0.81        (0.22)       (0.22)       8.34
------------------------------------------------------------------------------------------------------------------------------

                                                                           RATIOS/SUPPLEMENTARY DATA
                                                     ---------------------------------------------------------------------

                                                                                RATIO OF NET
                                                     NET ASSETS    RATIO OF      INVESTMENT      RATIO OF
                                                     AT END OF    EXPENSES TO    INCOME TO      EXPENSES TO
                                                       PERIOD       AVERAGE       AVERAGE         AVERAGE       PORTFOLIO
                                      TOTAL RETURN    (000'S)     NET ASSETS     NET ASSETS    NET ASSETS(a)   TURNOVER(b)
--------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (c)     (9.04)%(d)(e)   $   313        1.20%(f)      1.88%(f)        2.05%(f)       39.95%
Year ended October 31, 2002           (9.07)%(e)          419        1.20%         1.71%           1.88%          58.06%
Year ended October 31, 2003           10.39 %(e)          419        1.20%         1.43%           2.90%          89.56%
--------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (g)    (11.41)%(d)(h)   $   641        1.95%(f)      1.14%(f)        2.78%(f)       39.95%
Year ended October 31, 2002           (9.93)%(h)        1,479        1.95%         0.97%           2.63%          58.06%
Year ended October 31, 2003            9.70 %(h)        2,099        1.95%         0.63%           3.86%          89.56%
--------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (i)    (11.46)%(d)(h)   $   107        1.95%(f)      1.19%(f)        2.71%(f)       39.95%
Year ended October 31, 2002           (9.85)%(h)           97        1.95%         0.96%           2.63%          58.06%
Year ended October 31, 2003            9.67 %(h)          139        1.95%         0.62%           3.89%          89.56%
--------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001 (j)    (12.95)%(d)      $15,152        0.95%(f)      2.29%(f)        1.58%(f)       39.95%
Year ended October 31, 2002           (9.02)%          12,589        0.95%         1.96%           1.63%          58.06%
Year ended October 31, 2003           10.70 %             932        0.95%         1.86%           1.73%          89.56%
--------------------------------------------------------------------------------------------------------------------------

 *   Calculated based on average shares outstanding.
 (a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
 (b) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.
 (c) Class A (Investor) Shares commenced operations on February 20, 2001.
 (d) Not annualized.
 (e) Excludes sales charge.
 (f) Annualized.
 (g) Class B Shares commenced operations on February 9, 2001.
 (h) Excludes redemption charge.
 (i) Class C Shares commenced operations on February 13, 2001.
 (j) Class Y Shares commenced operations on January 18, 2001.


See notes to financial statements.


             HSBC INVESTOR FAMILY OF FUNDS    51

          HSBC INVESTOR FUNDS -- EQUITY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                  INVESTMENT ACTIVITIES                       DIVIDENDS
                                             ---------------------------------   -----------------------------------
                                                        NET REALIZED
                                                       AND UNREALIZED                              NET
                                                       GAINS (LOSSES)                            REALIZED
                                 NET ASSET     NET         FROM        TOTAL                  GAINS FROM             NET ASSET
                                  VALUE,    INVESTMENT  INVESTMENT      FROM        NET       INVESTMENT              VALUE,
                                 BEGINNING    INCOME   AND FUTURES   INVESTMENT  INVESTMENT  AND FUTURES     TOTAL    END OF
                                 OF PERIOD    (LOSS)   TRANSACTIONS  ACTIVITIES    INCOME    TRANSACTIONS  DIVIDENDS  PERIOD
------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1999       $16.95       0.05        3.32         3.37       (0.04)       (0.39)       (0.43)   $19.89
Year ended October 31, 2000        19.89       0.06       (0.51)       (0.45)      (0.07)       (1.89)       (1.96)    17.48
Year ended October 31, 2001        17.48       0.03       (4.48)       (4.45)      (0.02)          --        (0.02)    13.01
Year ended October 31, 2002        13.01       0.07       (2.76)       (2.69)      (0.03)          --        (0.03)    10.29
Year ended October 31, 2003        10.29       0.04        1.80         1.84       (0.04)          --        (0.04)    12.09
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 1999       $16.92      (0.08)       3.30         3.22       (0.01)       (0.39)       (0.40)   $19.74
Year ended October 31, 2000        19.74      (0.07)      (0.52)       (0.59)         --        (1.89)       (1.89)    17.26
Year ended October 31, 2001        17.26      (0.08)      (4.40)       (4.48)         --           --           --     12.78
Year ended October 31, 2002        12.78      (0.04)      (2.70)       (2.74)         --           --           --     10.04
Year ended October 31, 2003        10.04      (0.04)       1.76         1.72          --           --           --     11.76
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999(d)  $17.08         --        3.19         3.19       (0.05)       (0.39)       (0.44)   $19.83
Year ended October 31, 2000        19.83      (0.07)      (0.51)       (0.58)         --        (1.89)       (1.89)    17.36
Year ended October 31, 2001        17.36      (0.10)      (4.42)       (4.52)         --           --           --     12.84
Year ended October 31, 2002        12.84      (0.05)      (2.69)       (2.74)         --           --           --     10.10
Year ended October 31, 2003        10.10      (0.04)       1.76         1.72          --           --           --     11.82
------------------------------------------------------------------------------------------------------------------------------
CLASS Y  SHARES
Year ended October 31, 1999       $16.95       0.10        3.32         3.42       (0.09)       (0.39)       (0.48)   $19.89
Year ended October 31, 2000        19.89       0.10       (0.51)       (0.41)      (0.11)       (1.89)       (2.00)    17.48
Year ended October 31, 2001        17.48       0.06       (4.47)       (4.41)      (0.06)          --        (0.06)    13.01
Year ended October 31, 2002        13.01       0.12       (2.78)       (2.66)      (0.06)          --        (0.06)    10.29
Year ended October 31, 2003        10.29       0.06        1.81         1.87       (0.07)          --        (0.07)    12.09
------------------------------------------------------------------------------------------------------------------------------

                                                                    RATIOS/SUPPLEMENTARY DATA
                                                     -------------------------------------------------------
                                                                                    RATIO OF
                                                                                      NET
                                                                                   INVESTMENT
                                                     NET ASSETS    RATIO OF          INCOME
                                                     AT END OF    EXPENSES TO      (LOSS) TO
                                                       PERIOD       AVERAGE         AVERAGE       PORTFOLIO
                                      TOTAL RETURN    (000'S)     NET ASSETS       NET ASSETS    TURNOVER(a)

------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1999           20.23 %(b)      $ 27,942        0.94%           0.26%         70.85%
Year ended October 31, 2000           (2.38)%(b)        22,558        0.93%           0.34%         91.81%
Year ended October 31, 2001          (25.49)%(b)        17,223        1.01%           0.14%         51.65%
Year ended October 31, 2002          (20.74)%(b)        16,881        0.96%           0.34%         62.60%
Year ended October 31, 2003           17.94 %(b)        23,131        1.07%           0.31%         72.30%
------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 1999           19.32 %(c)      $  1,775        1.69%         (0.50)%         70.85%
Year ended October 31, 2000           (3.13)%(c)         1,604        1.65%         (0.40)%         91.81%
Year ended October 31, 2001          (25.96)%(c)         1,389        1.76%         (0.61)%         51.65%
Year ended October 31, 2002          (21.44)%(c)         1,708        1.70%         (0.41)%         62.60%
Year ended October 31, 2003           17.13 %(c)         2,682        1.82%         (0.44)%         72.30%
------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999(d)      19.05 %(c)(e)   $  1,626        1.33%(f)      (0.16)%(f)      70.85%
Year ended October 31, 2000           (3.11)%(c)         1,204        1.65%         (0.37)%         91.81%
Year ended October 31, 2001          (26.04)%(c)           768        1.75%         (0.60)%         51.65%
Year ended October 31, 2002          (21.34)%(c)           568        1.71%         (0.43)%         62.60%
Year ended October 31, 2003           17.03 %(c)           503        1.79%         (0.42)%         72.30%
------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 1999           20.59 %         $245,342        0.69%           0.51%         70.85%
Year ended October 31, 2000           (2.19)%          204,772        0.68%           0.58%         91.81%
Year ended October 31, 2001          (25.27)%          127,306        0.75%           0.40%         51.65%
Year ended October 31, 2002          (20.53)%          173,738        0.70%           0.60%         62.60%
Year ended October 31, 2003           18.26 %           39,751        0.72%           0.62%         72.30%
------------------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.
(b) Excludes sales charge.
(c) Excludes redemption charge.
(d) Class C Shares commenced operations on November 4, 1998.
(e) Not annualized.
(f) Annualized.

See notes to financial statements.

52    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FUNDS -- GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................


SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          INVESTMENT ACTIVITIES                    DIVIDENDS
                                               -------------------------------------------   ----------------------
                                                            NET REALIZED AND
                                 NET ASSET        NET       UNREALIZED GAINS                                         NET ASSET
                                   VALUE,      INVESTMENT    (LOSSES) FROM     TOTAL FROM       NET                   VALUE,
                                BEGINNING OF     INCOME        INVESTMENT      INVESTMENT    INVESTMENT     TOTAL     END OF
                                   PERIOD        (LOSS)       TRANSACTIONS     ACTIVITIES      INCOME     DIVIDENDS   PERIOD
------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)  $10.06         0.01           (1.15)           (1.14)       (0.01)       (0.01)     $8.91
Year ended October 31, 2002          8.91         0.04           (1.73)           (1.69)       (0.01)       (0.01)      7.21
Year ended October 31, 2003          7.21         0.06            1.18             1.24        (0.06)       (0.06)      8.39
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (f)  $ 9.54        (0.01)          (0.64)           (0.65)       (0.01)       (0.01)     $8.88
Year ended October 31, 2002          8.88        (0.00)*         (1.74)           (1.74)          --           --       7.14
Year ended October 31, 2003          7.14        (0.01)           1.18             1.17        (0.01)       (0.01)      8.30
------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001 (h)  $10.00         0.02           (1.09)           (1.07)       (0.01)       (0.01)     $8.92
Year ended October 31, 2002          8.92         0.06           (1.73)           (1.67)       (0.03)       (0.03)      7.22
Year ended October 31, 2003          7.22         0.07            1.19             1.26        (0.08)       (0.08)      8.40
------------------------------------------------------------------------------------------------------------------------------

                                                                        RATIOS/SUPPLEMENTARY DATA
                                                        ---------------------------------------------------------
                                                                                     RATIO OF NET
                                                        NET ASSETS    RATIO OF        INVESTMENT
                                                        AT END OF    EXPENSES TO    INCOME (LOSS)
                                                          PERIOD       AVERAGE        TO AVERAGE      PORTFOLIO
                                      TOTAL RETURN       (000'S)     NET ASSETS       NET ASSETS     TURNOVER(a)
----------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)    (12.65)%(c)(d)      $  1,927       1.11%(e)       0.15%(e)         43.13%
Year ended October 31, 2002          (18.97)%(d)            1,306       1.01%          0.39%            59.85%
Year ended October 31, 2003           17.26 %(d)            1,827       1.04%          0.70%            64.52%
----------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (f)    (10.52)%(c)(g)      $    330       1.84%(e)      (0.64)(e)         43.13%
Year ended October 31, 2002          (19.59)%(g)            1,154       1.76%         (0.30)%           59.85%
Year ended October 31, 2003           16.40 %(g)            2,235       1.79%         (0.07)%           64.52%
----------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001 (h)     (9.71)%(c)         $219,221       0.82%(e)       0.38%(e)         43.13%
Year ended October 31, 2002          (18.76)%             168,812       0.76%          0.66%            59.85%
Year ended October 31, 2003           17.63 %             203,458       0.79%          0.96%            64.52%
----------------------------------------------------------------------------------------------------------------

 *   Less than $0.005 per share.
 (a) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.
 (b) Class A (Investor) Shares commenced operations on April 12, 2001.
 (c) Not annualized.
 (d) Excludes sales charge.
 (e) Annualized.
 (f) Class B Shares commenced operations on April 5, 2001.
 (g) Excludes redemption charge.
 (h) Class Y Shares commenced operations on April 2, 2001.


See notes to financial statements.



             HSBC INVESTOR FAMILY OF FUNDS    53

          HSBC INVESTOR FUNDS -- MID-CAP FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                 INVESTMENT ACTIVITIES                      DIVIDENDS
                                       ------------------------------------------   -------------------------
                                                     NET REALIZED
                                                         AND
                                                      UNREALIZED
                                                    GAINS (LOSSES)                  NET REALIZED
                           NET ASSET                     FROM            TOTAL       GAINS FROM
                            VALUE,        NET         INVESTMENT          FROM       INVESTMENT
                           BEGINNING   INVESTMENT     AND OPTION       INVESTMENT    AND OPTION       TOTAL
                           OF PERIOD      LOSS       TRANSACTIONS      ACTIVITIES   TRANSACTIONS    DIVIDENDS
-------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31,
 2000 (b)                   $10.27       (0.01)         (0.19)           (0.20)            --            --
Year ended October 31,
 2001                        10.07       (0.03)         (2.00)           (2.03)         (0.14)        (0.14)
Year ended October 31,
 2002                         7.90       (0.03)         (1.57)           (1.60)            --            --
Year ended October 31,
 2003                         6.30       (0.03)*         1.68             1.65             --            --
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
 2000 (f)                   $10.72       (0.02)         (0.64)           (0.66)            --            --
Year ended October 31,
 2001                        10.06       (0.08)         (2.02)           (2.10)         (0.14)        (0.14)
Year ended October 31,
 2002                         7.82       (0.08)         (1.55)           (1.63)            --            --
Year ended October 31,
 2003                         6.19       (0.08)*         1.64             1.56             --            --
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 2000 (h)                   $10.04       (0.01)          0.03 (j)         0.02             --            --
Year ended October 31,
 2001                        10.06       (0.09)         (2.01)           (2.10)         (0.14)        (0.14)
Year ended October 31,
 2002                         7.82       (0.08)         (1.54)           (1.62)            --            --
Year ended October 31,
 2003                         6.20       (0.08)*         1.68             1.60             --            --
-------------------------------------------------------------------------------------------------------------
TRUST SHARES
Period ended October 31,
 2000 (i)                   $10.00       (0.01)          0.09 (j)         0.08             --            --
Year ended October 31,
 2001                        10.08       (0.01)         (2.02)           (2.03)         (0.14)        (0.14)
Year ended October 31,
 2002                         7.91       (0.02)         (1.56)           (1.58)            --            --
Year ended October 31,
 2003                         6.33       (0.01)          1.69             1.68             --            --
-------------------------------------------------------------------------------------------------------------




                                                                             RATIOS/SUPPLEMENTARY DATA
                                                            ------------------------------------------------------------

                                                                                          RATIO OF NET
                           NET ASSET                        NET ASSETS      RATIO OF       INVESTMENT
                            VALUE,                          AT END OF       EXPENSES         LOSS TO
                            END OF           TOTAL            PERIOD       TO AVERAGE        AVERAGE         PORTFOLIO
                            PERIOD           RETURN          (000'S)       NET ASSETS      NET ASSETS       TURNOVER(a)
-----------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31,
 2000 (b)                    $10.07          (1.95)%(c)(d)   $    445        1.28%(e)        (0.42)%(e)        57.69%
Year ended October 31,
 2001                          7.90         (20.37)%(d)           927        1.13%           (0.40)%          112.67%
Year ended October 31,
 2002                          6.30         (20.25)%(d)         1,010        1.08%           (0.46)%          140.23%
Year ended October 31,
 2003                          7.95          26.19 %(d)         1,539        1.10%           (0.43)%          100.86%
-----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
 2000 (f)                    $10.06          (6.16)%(c)(g)   $  1,557        2.02%(e)        (1.17)%(e)        57.69%
Year ended October 31,
 2001                          7.82         (21.09)%(g)         3,827        1.88%           (1.16)%          112.67%
Year ended October 31,
 2002                          6.19         (20.84)%(g)         4,391        1.83%           (1.21)%          140.23%
Year ended October 31,
 2003                          7.75          25.20 %(g)         6,009        1.85%           (1.16)%          100.86%
-----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 2000 (h)                    $10.06           0.20 %(c)(g)   $     18        2.11%(e)        (1.29)%(e)        57.69%
Year ended October 31,
 2001                          7.82         (21.09)%(g)            21        1.87%           (1.13)%          112.67%
Year ended October 31,
 2002                          6.20         (20.72)%(g)            20        1.83%           (1.20)%          140.23%
Year ended October 31,
 2003                          7.80          25.81 %(g)            54        1.85%           (1.23)%          100.86%
-----------------------------------------------------------------------------------------------------------------------
TRUST SHARES
Period ended October 31,
 2000 (i)                    $10.08           0.80 %(c)      $108,487        1.01%(e)        (0.22)%(e)        57.69%
Year ended October 31,
 2001                          7.91         (20.34)%          129,390        0.87%           (0.13)%          112.67%
Year ended October 31,
 2002                          6.33         (19.97)%           98,059        0.82%           (0.18)%          140.23%
Year ended October 31,
 2003                          8.01          26.54 %          160,621        0.85%           (0.17)%          100.86%
-----------------------------------------------------------------------------------------------------------------------

*   Calculated based on average shares outstanding.
(a) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.
(b) Class A (Investor) Shares commenced operations on July 10, 2000.
(c) Not annualized.
(d) Excludes sales charge.
(e) Annualized.
(f) Class B Shares commenced operations on July 17, 2000.
(g) Excludes redemption charge.
(h) Class C Shares commenced operations on August 9, 2000.
(i) Trust Shares commenced operations on July 1, 2000.
(j) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating values during the period.

See notes to financial statements.

54    HSBC INVESTOR FAMILY OF FUNDS

          HSBC ADVISOR FUNDS TRUST -- INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        INVESTMENT ACTIVITIES
                                                    ------------------------------
                                                                 NET REALIZED AND
                                                                 UNREALIZED GAINS
                                      NET ASSET                    (LOSSES) FROM
                                        VALUE,         NET        INVESTMENT AND
                                     BEGINNING OF   INVESTMENT   FOREIGN CURRENCY
                                        PERIOD        INCOME       TRANSACTIONS
----------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 1999             $13.24         0.09             5.87
Year ended October 31, 2000              18.58         0.11             0.75
Year ended October 31, 2001              18.13         0.09            (4.38)
Year ended October 31, 2002              12.56         0.09            (1.73)
Year ended October 31, 2003              10.73         0.20             2.02
----------------------------------------------------------------------------------

                          INVESTMENT ACTIVITIES               DIVIDENDS
                          ---------------------   -----------------------------------
                                                             NET REALIZED
                                                              GAINS FROM
                                  TOTAL                       INVESTMENT                NET ASSET
                                  FROM               NET      AND FOREIGN                 VALUE,
                               INVESTMENT         INVESTMENT   CURRENCY       TOTAL       END OF      TOTAL
                               ACTIVITIES          INCOME     TRANSACTIONS   DIVIDENDS    PERIOD     RETURN
--------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 1999             5.96        (0.15)        (0.47)        (0.62)     $18.58      46.92 %
Year ended October 31, 2000             0.86        (0.11)        (1.20)        (1.31)      18.13       4.05 %
Year ended October 31, 2001            (4.29)          --         (1.28)        (1.28)      12.56     (25.42)%
Year ended October 31, 2002            (1.64)       (0.19)           --         (0.19)      10.73     (13.32)%
Year ended October 31, 2003             2.22        (0.19)           --         (0.19)      12.76      21.03 %
--------------------------------------------------------------------------------------------------------------




                                                    RATIOS/SUPPLEMENTARY DATA
                                     -------------------------------------------------------
                                                                  RATIO OF
                                                                     NET
                                     NET ASSETS    RATIO OF      INVESTMENT
                                     AT END OF     EXPENSES       INCOME TO
                                       PERIOD     TO AVERAGE       AVERAGE        PORTFOLIO
                                      (000'S)     NET ASSETS     NET ASSETS      TURNOVER(a)
--------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 1999           $172,004      1.05%           0.54%           34.26%
Year ended October 31, 2000            219,837      0.90%           0.51%           27.81%
Year ended October 31, 2001            184,494      0.99%           0.51%           26.90%
Year ended October 31, 2002            194,704      0.99%           0.70%           31.63%
Year ended October 31, 2003            123,658      1.07%           1.16%           68.51%
--------------------------------------------------------------------------------------------

 (a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.


See notes to financial statements.


             HSBC INVESTOR FAMILY OF FUNDS    55

          HSBC INVESTOR FUNDS -- OVERSEAS EQUITY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           INVESTMENT ACTIVITIES
                                                 -----------------------------------------
                                                               NET REALIZED
                                                              AND UNREALIZED
                                                              GAINS (LOSSES)
                                     NET ASSET      NET       FROM INVESTMENT
                                      VALUE,     INVESTMENT     AND FOREIGN     TOTAL FROM
                                     BEGINNING     INCOME        CURRENCY       INVESTMENT
                                     OF PERIOD     (LOSS)      TRANSACTIONS     ACTIVITIES
------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1999           $11.64       (0.04)           5.32           5.28
Year ended October 31, 2000            16.90       (0.11)           0.64           0.53
Year ended October 31, 2001            17.21       (0.04)          (4.05)         (4.09)
Year ended October 31, 2002            11.66       (0.04)          (1.34)         (1.38)
Year ended October 31, 2003             9.87        0.01            1.95           1.96
------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 1999           $11.57       (0.12)           5.24           5.12
Year ended October 31, 2000            16.69       (0.10)           0.48           0.38
Year ended October 31, 2001            16.85       (0.14)          (3.95)         (4.09)
Year ended October 31, 2002            11.30       (0.08)          (1.34)         (1.42)
Year ended October 31, 2003             9.56       (0.06)           1.89           1.83
------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (g)     $11.88       (0.08)           5.04           4.96
Year ended October 31, 2000            16.84       (0.14)           0.52           0.38
Year ended October 31, 2001            17.00       (0.18)          (3.95)         (4.13)
Year ended October 31, 2002            11.41       (0.08)          (1.36)         (1.44)
Year ended October 31, 2003             9.68       (0.06)           1.93           1.87
------------------------------------------------------------------------------------------




                                              DIVIDENDS
                                     ---------------------------

                                                   NET REALIZED
                                                    GAINS FROM
                                                    INVESTMENT
                                        NET        AND FOREIGN
                                     INVESTMENT      CURRENCY
                                       INCOME      TRANSACTIONS
----------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1999            (0.02)            --
Year ended October 31, 2000               --          (0.22)
Year ended October 31, 2001               --          (1.46)
Year ended October 31, 2002            (0.12)         (0.29)
Year ended October 31, 2003            (0.10)            --
----------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 1999               --             --
Year ended October 31, 2000               --          (0.22)
Year ended October 31, 2001               --          (1.46)
Year ended October 31, 2002            (0.03)         (0.29)
Year ended October 31, 2003            (0.05)            --
----------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (g)         --             --
Year ended October 31, 2000               --          (0.22)
Year ended October 31, 2001               --          (1.46)
Year ended October 31, 2002               --          (0.29)
Year ended October 31, 2003            (0.01)            --
----------------------------------------------------------------

                                DIVIDENDS                                      RATIOS/SUPPLEMENTARY DATA
                       ----------------------------           ---------------------------------------------------------------
                                                                                           RATIO OF
                                                                                            NET
                                                                                          INVESTMENT
                                                                             RATIO OF      INCOME      RATIO OF
                                          NET ASSET           NET ASSETS    EXPENSES TO    (LOSS)     EXPENSES TO
                                 TOTAL    VALUE, END  TOTAL    AT END OF      AVERAGE    TO AVERAGE    AVERAGE      PORTFOLIO
                               DIVIDENDS  OF PERIOD  RETURN  PERIOD (000'S)  NET ASSETS  NET ASSETS  NET ASSETS(a) TURNOVER(b)
-----------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1999      (0.02)     $16.90   45.41 %(c)    $ 8,138      1.86%      (0.30)%          2.44%     34.26%
Year ended October 31, 2000      (0.22)      17.21    3.05 %(c)      7,252      1.85%      (0.49)%          2.43%     27.81%
Year ended October 31, 2001      (1.46)      11.66  (25.93)%(c)      6,940      1.85%      (0.35)%          2.44%     26.90%
Year ended October 31, 2002      (0.41)       9.87  (12.42)%(c)      7,203      1.85%      (0.18)%          2.28%     31.63%
Year ended October 31, 2003      (0.10)      11.73   20.09 %(c)     10,096      1.85%       0.07 %          2.34%     68.51%
-----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 1999         --      $16.69   44.25 %(f)    $    90      2.59%      (1.04)%          3.24%     34.26%
Year ended October 31, 2000      (0.22)      16.85    2.18 %(f)        358      2.60%      (1.17)%          2.96%     27.81%
Year ended October 31, 2001      (1.46)      11.30  (26.52)%(f)        294      2.60%      (1.09)%          3.18%     26.90%
Year ended October 31, 2002      (0.32)       9.56  (13.07)%(f)        588      2.60%      (0.87)%          3.04%     31.63%
Year ended October 31, 2003      (0.05)      11.34   19.26 %(f)      1,076      2.60%      (0.62)%          3.16%     68.51%
-----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (g)   --      $16.84   41.84 %(d)(f) $    98      2.57%(e)   (1.01)%(e)       3.15%(e)  34.26%
Year ended October 31, 2000      (0.22)      17.00    2.10 %(f)        248      2.60%      (1.14)%          2.96%     27.81%
Year ended October 31, 2001      (1.46)      11.41  (26.53)%(f)        139      2.60%      (1.10)%          3.16%     26.90%
Year ended October 31, 2002      (0.29)       9.68  (13.08)%(f)         96      2.60%      (1.00)%          3.04%     31.63%
Year ended October 31, 2003      (0.01)      11.54   19.28 %(f)        121      2.60%      (0.64)%          3.17%     68.51%
-----------------------------------------------------------------------------------------------------------------------------

 (a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
 (b) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
 (c) Excludes sales charge.
 (d) Not annualized.
 (e) Annualized.
 (f) Excludes redemption charge.
 (g) Class C Shares commenced operations on November 4, 1998.

See notes to financial statements.

56    HSBC INVESTOR FAMILY OF FUNDS

          HSBC ADVISOR FUNDS TRUST -- SMALL CAP EQUITY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           INVESTMENT ACTIVITIES
                                                 ------------------------------------------
                                                              NET REALIZED AND
                                     NET ASSET                UNREALIZED GAINS     TOTAL
                                      VALUE,        NET        (LOSSES) FROM        FROM
                                     BEGINNING   INVESTMENT      INVESTMENT      INVESTMENT
                                     OF PERIOD      LOSS        TRANSACTIONS     ACTIVITIES

-------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 1999           $11.48       (0.09)           2.65            2.56
Year ended October 31, 2000            12.56       (0.10)           6.73            6.63
Year ended October 31, 2001            17.81       (0.10)          (3.65)          (3.75)
Year ended October 31, 2002            11.32       (0.09)          (1.96)          (2.05)
Year ended October 31, 2003             9.27       (0.06)           3.15            3.09
-------------------------------------------------------------------------------------------

                                            DIVIDENDS
                                     ------------------------

                                     NET REALIZED
                                      GAINS FROM
                                      INVESTMENT      TOTAL
                                     TRANSACTIONS   DIVIDENDS

-------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 1999             (1.48)        (1.48)
Year ended October 31, 2000             (1.38)        (1.38)
Year ended October 31, 2001             (2.74)        (2.74)
Year ended October 31, 2002                --            --
Year ended October 31, 2003                --            --
-------------------------------------------------------------

                                                                                 RATIOS/SUPPLEMENTARY DATA
                                                                 ----------------------------------------------------------
                                                                                                RATIO OF NET
                                     NET ASSET                   NET ASSETS      RATIO OF        INVESTMENT
                                      VALUE,                     AT END OF      EXPENSES TO       LOSS TO
                                      END OF      TOTAL            PERIOD         AVERAGE         AVERAGE       PORTFOLIO
                                      PERIOD      RETURN          (000'S)       NET ASSETS       NET ASSETS    TURNOVER(a)
--------------------------------------------------------------------------------------------------------------------------

ADVISOR SHARES
Year ended October 31, 1999            $12.56     24.63 %         $148,538         1.18%           (0.81)%        77.74%
Year ended October 31, 2000             17.81     55.59 %          253,724         1.05%           (0.68)%        79.51%
Year ended October 31, 2001             11.32    (22.98)%          180,265         1.07%           (0.74)%        52.47%
Year ended October 31, 2002              9.27    (18.11)%          190,686         1.07%           (0.87)%       103.90%
Year ended October 31, 2003             12.36     33.33 %          326,072         1.01%           (0.72)%       152.05%
--------------------------------------------------------------------------------------------------------------------------

 (a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

See notes to financial statements.


              HSBC INVESTOR FAMILY OF FUNDS    57

          HSBC INVESTOR FUNDS -- OPPORTUNITY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                           INVESTMENT ACTIVITIES
                                                 ------------------------------------------
                                                              NET REALIZED AND
                                     NET ASSET                UNREALIZED GAINS     TOTAL
                                      VALUE,        NET        (LOSSES) FROM        FROM
                                     BEGINNING   INVESTMENT      INVESTMENT      INVESTMENT
                                     OF PERIOD      LOSS        TRANSACTIONS     ACTIVITIES
-------------------------------------------------------------------------------------------

CLASS A (INVESTOR) SHARES
Year ended October 31, 1999           $11.33       (0.19)           2.78            2.59
Year ended October 31, 2000            13.19       (0.26)           7.13            6.87
Year ended October 31, 2001            18.75       (0.14)          (3.58)          (3.72)
Year ended October 31, 2002             9.60       (0.13)          (1.64)          (1.77)
Year ended October 31, 2003             7.83       (0.10)           2.63            2.53
-------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 1999           $11.31       (0.23)           2.71            2.48
Year ended October 31, 2000            13.06       (0.28)           6.93            6.65
Year ended October 31, 2001            18.40       (0.23)*         (3.47)          (3.70)
Year ended October 31, 2002             9.27       (0.20)*         (1.56)          (1.76)
Year ended October 31, 2003             7.51       (0.18)*          2.52            2.34
-------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (g)     $11.55       (0.10)           2.41            2.31
Year ended October 31, 2000            13.13       (0.32)           7.01            6.69
Year ended October 31, 2001            18.51       (0.24)*         (3.49)          (3.73)
Year ended October 31, 2002             9.35       (0.21)*         (1.57)          (1.78)
Year ended October 31, 2003             7.57       (0.18)           2.55            2.37
-------------------------------------------------------------------------------------------

                                            DIVIDENDS
                                     ------------------------
                                     NET REALIZED
                                      GAINS FROM
                                      INVESTMENT      TOTAL
                                     TRANSACTIONS   DIVIDENDS
-------------------------------------------------------------

CLASS A (INVESTOR) SHARES
Year ended October 31, 1999             (0.73)        (0.73)
Year ended October 31, 2000             (1.31)        (1.31)
Year ended October 31, 2001             (5.43)        (5.43)
Year ended October 31, 2002                --            --
Year ended October 31, 2003                --            --
-----------------------------------------------------------
CLASS B SHARES
Year ended October 31, 1999             (0.73)        (0.73)
Year ended October 31, 2000             (1.31)        (1.31)
Year ended October 31, 2001             (5.43)        (5.43)
Year ended October 31, 2002                --            --
Year ended October 31, 2003                --            --
-----------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (g)       (0.73)        (0.73)
Year ended October 31, 2000             (1.31)        (1.31)
Year ended October 31, 2001             (5.43)        (5.43)
Year ended October 31, 2002                --            --
Year ended October 31, 2003                --            --
-----------------------------------------------------------

                                                                                    RATIOS/SUPPLEMENTARY DATA
                                                           ------------------------------------------------------------------
                                                                                     RATIO OF
                                 NET ASSET                NET ASSETS    RATIO OF    INVESTMENT       RATIO OF
                                  VALUE,                   AT END OF   EXPENSES TO   LOSS TO       EXPENSES TO
                                  END OF     TOTAL          PERIOD       AVERAGE     AVERAGE         AVERAGE        PORTFOLIO
                                  PERIOD     RETURN        (000'S)     NET ASSETS   NET ASSETS    NET ASSETS(a)    TURNOVER(b)
------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1999        $13.19   23.80 %(c)      $13,015        1.75%       (1.38)%         2.14%           77.74%
Year ended October 31, 2000         18.75   54.54 %(c)       15,415        1.65%       (1.29)%         1.84%           79.51%
Year ended October 31, 2001          9.60  (23.65)%(c)       11,892        1.65%       (1.32)%         1.97%           52.47%
Year ended October 31, 2002          7.83  (18.44)%(c)       11,384        1.65%       (1.45)%         2.08%          103.90%
Year ended October 31, 2003         10.36   32.31 %(c)       16,695        1.65%       (1.36)%         2.09%          152.05%
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 1999        $13.06   22.93 %(f)      $   536        2.48%       (2.12)%         2.92%           77.74%
Year ended October 31, 2000         18.40   53.30 %(f)        1,273        2.40%       (2.02)%         2.49%           79.51%
Year ended October 31, 2001          9.27  (24.16)%(f)        1,315        2.40%       (2.08)%         2.73%           52.47%
Year ended October 31, 2002          7.51  (18.99)%(f)        2,374        2.40%       (2.18)%         2.86%          103.90%
Year ended October 31, 2003          9.85   31.16 %(f)        3,952        2.40%       (2.11)%         2.83%          152.05%
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (g)  $13.13   21.00 %(d)(f)   $   289        2.38%(e)    (2.02)%(e)      2.77%(e)        77.74%
Year ended October 31, 2000         18.51   53.32 %(f)          707        2.40%       (2.02)%         2.46%           79.51%
Year ended October 31, 2001          9.35  (24.17)%(f)          407        2.40%       (2.06)%         2.71%           52.47%
Year ended October 31, 2002          7.57  (19.04)%(f)          329        2.40%       (2.20)%         2.83%          103.90%
Year ended October 31, 2003          9.94   31.31 %(f)          395        2.40%       (2.11)%         2.84%          152.05%
------------------------------------------------------------------------------------------------------------------------------

*   Calculated based on average shares outstanding.
(a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(b) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(c) Excludes sales charge.
(d) Not annualized.
(e) Annualized.
(f) Excludes redemption charge.
(g) Class C Shares commenced operations on November 4, 1998.

See notes to financial statements.


58    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2003
.................................................................................

1.  ORGANIZATION:

        The HSBC Investor Funds (the 'Trust'), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Funds Trust (the 'Advisor Trust'), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the 'Act'), as open-end management investment companies. The Trust and Advisor Trust (collectively the 'Trusts') contain the following funds (individually a 'Fund,' collectively the 'Funds'):

FUND                                       SHORT NAME                     TRUST
----                                       ----------                     -----
HSBC Investor Limited Maturity Fund        Limited Maturity Fund          Trust
HSBC Investor Fixed Income Fund            Fixed Income Fund              Advisor Trust
HSBC Investor Bond Fund                    Bond Fund                      Trust
HSBC Investor New York Tax-Free Bond Fund  New York Tax-Free Bond Fund    Trust
HSBC Investor Balanced Fund                Balanced Fund                  Trust
HSBC Investor Equity Fund                  Equity Fund                    Trust
HSBC Investor Growth and Income Fund       Growth and Income Fund         Trust
HSBC Investor Mid-Cap Fund                 Mid-Cap Fund                   Trust
HSBC Investor International Equity Fund    International Equity Fund      Advisor Trust
HSBC Investor Overseas Equity Fund         Overseas Equity Fund           Trust
HSBC Investor Small Cap Equity Fund        Small Cap Equity Fund          Advisor Trust
HSBC Investor Opportunity Fund             Opportunity Fund               Trust

        The Funds are separate series of the Trusts and are part of the HSBC Investor Family of Funds. Financial statements for all other series of HSBC Investor Family of Funds are published separately.

        The Limited Maturity Fund, Fixed Income Fund, Bond Fund, International Equity Fund, Overseas Equity Fund, Small Cap Equity Fund, and the Opportunity Fund (individually a 'Feeder Fund,' collectively the 'Feeder Funds') utilize the Master Feeder Fund Structure and seek to achieve their investment objectives by investing all of their investable assets in their Respective Portfolios (as defined below), per the following schedule:

                                                                             PROPORTIONATE
                                                                              INTEREST ON
FUND                       RESPECTIVE PORTFOLIO                             OCTOBER 31, 2003
----                       --------------------                             ----------------
Limited Maturity Fund      HSBC Investor Limited Maturity Portfolio              51.7%
Fixed Income Fund          HSBC Investor Fixed Income Portfolio                  54.6%
Bond Fund                  HSBC Investor Fixed Income Portfolio                  10.9%
International Equity Fund  HSBC Investor International Equity Portfolio          61.0%
Overseas Equity Fund       HSBC Investor International Equity Portfolio           5.6%
Small Cap Equity Fund      HSBC Investor Small Cap Equity Portfolio              76.5%
Opportunity Fund           HSBC Investor Small Cap Equity Portfolio               4.9%

        The HSBC Investor Limited Maturity Portfolio, HSBC Investor Fixed Income Portfolio, HSBC Investor International Equity Portfolio, and the HSBC Investor Small Cap Equity Portfolio (individually a 'Portfolio,' collectively the 'Portfolios'), are diversified series of the HSBC Investor Portfolios (the 'Portfolio Trust'), and like each Feeder Fund, are open-end management investment companies. The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Feeder Funds.

        The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Limited Maturity Fund, New York Tax-Free Bond Fund, Balanced Fund, Equity Fund, and the Growth and Income Fund each offers four classes of shares, Class A (Investor) Shares, Class B Shares, Class C Shares and Class Y Shares. The Mid-Cap Fund offers four classes of shares, Class A Shares, Class B Shares, Class C Shares, and Trust Shares. The Fixed Income Fund, International Equity Fund, and the Small Cap Equity Fund each offers one class of shares. The Bond Fund, Overseas Equity Fund, and the Opportunity Fund each offers three classes of shares,

                                             HSBC INVESTOR FAMILY OF FUNDS    59

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

    Class A (Investor) Shares, Class B Shares and Class C Shares. Each class of shares in the Funds has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

2.  SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

    A. NEW YORK TAX-FREE BOND FUND, BALANCED FUND, EQUITY FUND, GROWTH AND INCOME FUND, AND MID-CAP FUND

        Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

        The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Funds' Board of Trustees.

    B. FEEDER FUNDS

        The Feeder Funds record their investments in their respective Portfolios at value. Securities of the Portfolios are recorded at value as more fully discussed in the notes to those financial statements.

    SECURITIES TRANSACTIONS AND RELATED INCOME:

    A. NEW YORK TAX-FREE BOND FUND, BALANCED FUND, EQUITY FUND, GROWTH AND INCOME FUND, AND MID-CAP FUND

        Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

    B. FEEDER FUNDS

        The Feeder Funds record daily their pro-rata share of their respective Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Feeder Funds accrue their own expenses daily as incurred. Realized gains or losses and changes in unrealized appreciation or depreciation represent the Feeder Fund's share of such elements allocated from the Portfolio.

60    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

    FUTURES CONTRACTS:

        The New York Tax-Free Bond Fund and Equity Fund invest in futures contracts for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the New York Tax-Free Bond Fund and Equity Fund are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as 'variation margin', are made each day, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

        Futures contracts may also be entered into for non-hedging purposes. A 'sale' of futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A 'purchase' of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

        Should market conditions move unexpectedly, the New York Tax-Free Bond Fund and the Equity Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

    OPTIONS:

        The Growth and Income Fund and the Mid-Cap Fund write covered call options against some of the securities in their portfolios provided the securities are listed on a national securities exchange. A call option is 'covered' if the Fund owns the underlying securities covered by the call. The premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss. If the call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining a realized gain or loss.

    EXPENSE ALLOCATION:

        Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the HSBC Investor Family of Funds in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class.

    DIVIDENDS TO SHAREHOLDERS:

        The Limited Maturity Fund, Fixed Income Fund, Bond Fund, and the New York Tax-Free Bond Fund declare all net investment income daily as dividends to their shareholders and distribute such dividends monthly. Dividends from net investment income, if any, are declared and distributed quarterly in the case of the Equity Fund, semiannually in the case of the Balanced Fund, Growth and Income Fund, Small Cap Equity Fund, and the Opportunity Fund and annually in the case of the Mid-Cap Fund, International Equity Fund and Overseas Equity Fund.

        The Funds' net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

        The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified to paid-in capital; temporary differences do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

                                             HSBC INVESTOR FAMILY OF FUNDS    61

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

    REDEMPTION FEE:

        Effective September 1, 2003, the International Equity Fund and Overseas Equity Fund, Class B and Class C, charge a redemption fee of 2%, paid to the funds, on the redemption and exchange of shares of the funds held less than 30 days. The fee does not apply to shares representing the reinvestment of dividends or capital gains distributions or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For the year ended October 31, 2003, the funds did not collect any redemption fees.

    FEDERAL INCOME TAXES:

        Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a 'regulated investment company' under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

3.  CALL OPTIONS WRITTEN:

        The following is a summary of covered call option activity for the Growth and Income Fund for the year ended October 31, 2003:

                                                              NUMBER OF   PREMIUMS
                                                              CONTRACTS   RECEIVED
                                                              ---------   --------
Options outstanding at October 31, 2002.....................     252      $  45,988
Options written.............................................     252         87,567
Options terminated in closing purchase transactions.........    (504)      (133,555)
                                                                ----      ---------
Options outstanding at October 31, 2003.....................      --      $      --
                                                                ----      ---------
                                                                ----      ---------

        The following is a summary of covered call option activity for the Mid-Cap Fund for the year ended October 31, 2003:

                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                              ---------    --------
Options outstanding at October 31, 2002.....................    1,700     $   297,713
Options written.............................................    4,650         987,650
Options terminated in closing purchase transactions.........   (6,350)     (1,285,363)
                                                               ------     -----------
Options outstanding at October 31, 2003.....................       --     $        --
                                                               ------     -----------
                                                               ------     -----------

4.  RELATED PARTY TRANSACTIONS:

    INVESTMENT MANAGEMENT:

        HSBC Asset Management (Americas) Inc. ('HSBC' or the 'Investment Adviser'), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as Investment Adviser to the New York Tax-Free Bond Fund, Balanced Fund, Growth and Income Fund and Mid-Cap Fund. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds' investments. For its services as Investment Adviser, HSBC is entitled to receive a fee, computed daily and paid monthly, based on average daily net assets, at an annual rate of:

FUND                                                          FEE RATE
----                                                          --------
New York Tax-Free Bond Fund.................................    0.25%
Balanced Fund...............................................    0.55%
Growth and Income Fund......................................    0.55%
Mid-Cap Fund................................................    0.55%

62    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

        HSBC also serves as Investment Adviser to the Equity Fund. Alliance Capital Management L.P. and Institutional Capital Corporation serve as Sub-Investment Advisers to the Equity Fund and are paid for their services directly by HSBC. For their services as Investment Adviser and Sub-Investment Advisers to the Equity Fund, HSBC, Alliance Capital Management and Institutional Capital Corporation receive in aggregate a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS                             FEE RATE
---------------------------------                             --------
Up to $50 million...........................................   0.500%
In excess of $50 million but not exceeding $100 million.....   0.425%
In excess of $100 million but not exceeding $200 million....   0.375%
In excess of $200 million...................................   0.325%

    ADMINISTRATION:

        BISYS Fund Services Ohio, Inc. ('BISYS Ohio'), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Trusts are affiliated, serves the Trusts as Administrator. Such officers are paid no fees directly by the Funds for serving as officers of the Trusts. Under the terms of the administration agreement, BISYS Ohio receives from the Funds a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS                             FEE RATE
---------------------------------                             --------
Up to $8 billion............................................   0.075%
In excess of $8 billion but not exceeding $9.25 billion.....   0.070%
In excess of $9.25 billion but not exceeding $12 billion....   0.050%
In excess of $12 billion....................................   0.030%

        The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the HSBC Investor Family of Funds based upon its pro-rata share of net assets. The Portfolios pay half of each Feeder Fund's administration fee for a combination of the total fee rate above. BISYS Ohio may use its fees to pay advertising and marketing expenses for the benefit of the Funds.

    DISTRIBUTION PLAN:

        BISYS Fund Services Limited Partnership ('BISYS'), a wholly-owned subsidiary of The BISYS Group, Inc., serves the Funds as Distributor (the 'Distributor'). The Trusts have adopted a non-compensatory Distribution Plan and Agreement (the 'Plan') pursuant to Rule 12b-1 of the Act. The Plan provides for a monthly payment of actual expenses by the Funds to the Distributor at a rate not to exceed 0.25% of the average daily net assets of Class A (Investor) Shares (currently not being charged) and 0.75% of the average daily net assets of Class B Shares and Class C Shares of the Funds. This payment represents expenses incurred by the Distributor for marketing costs and services rendered in distributing the Funds' shares. BISYS, as the Funds' distributor, recovered $1,032,406 in commissions from sales of the funds of which $110,635 was reallowed to affiliated brokers and dealers. The Distributor also receives the proceeds of any CDSC imposed on redemptions of Class B Shares and Class C Shares. In addition, the Distributor retains a portion of the front-end sales charge of Class A (Investor) Shares. For the year ended October 31, 2003, the Distributor retained $389 from dealer commissions.

    SHAREHOLDER SERVICING:

        The Trusts have entered into a Shareholder Servicing Agreement with its shareholder servicing agents (which currently consists of HSBC and its affiliates) for providing various shareholder services. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Servicing Agreement may not exceed 0.25% of the average daily net assets of Class A (Investor) Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

                                             HSBC INVESTOR FAMILY OF FUNDS    63

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

    FEE REDUCTIONS:

        The Investment Adviser has agreed to limit the total expenses, exclusive of taxes, brokerage commissions and extraordinary expenses, of the Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund, Balanced Fund, Overseas Equity Fund and Opportunity Fund. Each Fund Class has it's own expense limitations based on average daily net assets for any full fiscal year as follows:

                                                                       EXPENSE
FUND                                                          CLASS   LIMITATION
----                                                          -----   ----------
Limited Maturity Fund.......................................   A         1.10%
Limited Maturity Fund.......................................   B         1.85
Limited Maturity Fund.......................................   C         1.85
Limited Maturity Fund.......................................   Y         0.85
Bond Fund...................................................   A         1.10
Bond Fund...................................................   B         1.85
Bond Fund...................................................   C         1.85
New York Tax-Free Bond Fund.................................   A         0.95
New York Tax-Free Bond Fund.................................   B         1.70
New York Tax-Free Bond Fund.................................   C         1.70
New York Tax-Free Bond Fund.................................   Y         0.70
Balanced Fund...............................................   A         1.20
Balanced Fund...............................................   B         1.95
Balanced Fund...............................................   C         1.95
Balanced Fund...............................................   Y         0.95
Overseas Equity Fund........................................   A         1.85
Overseas Equity Fund........................................   B         2.60
Overseas Equity Fund........................................   C         2.60
Opportunity Fund............................................   A         1.65
Opportunity Fund............................................   B         2.40
Opportunity Fund............................................   C         2.40

    FUND ACCOUNTING, TRANSFER AGENCY AND CUSTODIAN:

        BISYS Ohio provides fund accounting and transfer agency services for all classes of each Fund. In addition, HSBC serves as custodian for the New York Tax-Free Bond Fund, Equity Fund, Balanced Fund and Growth and Income Fund. For services to the Funds, BISYS Ohio receives an annual fee from each fund accrued daily and paid monthly.

5.  INVESTMENT TRANSACTIONS:

        Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the year ended October 31, 2003, totaled:

                                                             PURCHASES        SALES
                                                             ---------        -----
New York Tax-Free Bond Fund...............................  $ 24,263,541   $ 16,017,555
Balanced Fund.............................................     9,919,228     20,789,679
Equity Fund...............................................   137,614,571    287,586,729
Growth and Income Fund....................................   125,903,733    118,324,526
Mid-Cap Fund..............................................   160,697,226    128,538,361

64    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

        Contributions and withdrawals of the respective Portfolios for the year ended October 31, 2003, totaled:

                                                         CONTRIBUTIONS     WITHDRAWALS
                                                         -------------     -----------
Limited Maturity Fund..................................  $   72,065,903   $  136,914,366
Fixed Income Fund......................................     175,350,814      369,644,303
Bond Fund..............................................      10,621,856        8,765,576
International Equity Fund..............................   1,035,303,087    1,149,911,797
Overseas Equity Fund...................................      74,606,901       74,105,596
Small Cap Equity Fund..................................     204,925,127      137,344,852
Opportunity Fund.......................................       6,131,516        3,926,582

6.  CONCENTRATION OF CREDIT RISK:

        The New York Tax-Free Bond Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

                                             HSBC INVESTOR FAMILY OF FUNDS    65

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

7. FEDERAL INCOME TAX INFORMATION:

        The tax characteristics of dividends paid by the Funds during the fiscal year ended October 31, 2003 were as follows:

                                         DIVIDENDS PAID FROM
                                       -----------------------
                                                        NET
                                                     LONG TERM      TOTAL                                     TOTAL
                                        ORDINARY      CAPITAL      TAXABLE      TAX EXEMPT     RETURN OF    DIVIDENDS
                                         INCOME        GAINS      DIVIDENDS    DISTRIBUTIONS    CAPITAL      PAID(1)
                                         ------        -----      ---------    -------------    -------      -------
Limited Maturity Fund                  $ 3,718,750    $    --    $ 3,718,750    $       --      $   --     $ 3,718,750
Fixed Income Fund                       12,270,749         --     12,270,749            --          --      12,270,749
Bond Fund                                  817,860         --        817,860            --          --         817,860
NY Tax-Free Bond Fund                       10,320         --         10,320     1,840,939          --       1,851,259
Balanced Fund                              414,170         --        414,170            --          --         414,170
Equity Fund                              1,183,930         --      1,183,930            --          --       1,183,930
Growth & Income Fund                     2,042,400         --      2,042,400            --          --       2,042,400
International Equity Fund                3,705,000         --      3,705,000            --          --       3,705,000
Overseas Equity Fund                        72,856         --         72,856            --       1,775          74,631

        As of October 31, 2003, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

                                                              UNDISTRIBUTED
                              UNDISTRIBUTED   UNDISTRIBUTED     LONG-TERM                               ACCUMULATED
                                ORDINARY       TAX EXEMPT        CAPITAL      ACCUMULATED   DIVIDENDS   CAPITAL AND
                                 INCOME          INCOME           GAINS        EARNINGS      PAYABLE    OTHER LOSSES
                                 ------          ------           -----        --------      -------    ------------
Limited Maturity Fund          $  257,414        $    --       $1,736,087     $1,993,501    $ (59,935)  $         --
Fixed Income Fund                 219,572             --               --        219,572     (215,697)    (2,596,722)
Bond Fund                          35,069             --               --         35,069      (35,243)      (618,679)
NY Tax-Free Bond Fund                  --         83,477          325,009        408,486      (81,963)            --
Balanced Fund                      37,237             --               --         37,237          104     (3,528,726)
Equity Fund                        17,859             --               --         17,859           --    (49,567,972)
Growth & Income Fund              542,460             --               --        542,460           --    (56,290,728)
Mid-Cap Fund                           --             --               --             --           --    (31,161,871)
International Equity Fund       3,737,768             --               --      3,737,768           --    (21,857,308)
Overseas Equity Fund               78,218             --               --         78,218           --       (606,026)
Small Cap Equity Fund                  --             --               --             --           --    (59,874,210)
Opportunity Fund                       --             --               --             --           --     (3,788,220)


                                                        TOTAL
                                 UNREALIZED          ACCUMULATED
                                APPRECIATION/         EARNINGS/
                              (DEPRECIATION)(2)       (DEFICIT)
                              -----------------       ---------
Limited Maturity Fund           $    487,593         $  2,421,159
Fixed Income Fund                  6,678,946            4,086,099
Bond Fund                            282,252             (336,601)
NY Tax-Free Bond Fund              2,559,857            2,886,380
Balanced Fund                         29,299           (3,462,086)
Equity Fund                        3,496,916          (46,053,197)
Growth & Income Fund              29,013,046          (26,735,222)
Mid-Cap Fund                      28,521,725           (2,640,146)
International Equity Fund          7,292,603          (10,826,937)
Overseas Equity Fund                 932,032              404,224
Small Cap Equity Fund             52,502,783           (7,371,427)
Opportunity Fund                   3,689,333              (98,887)

        As of October 31, 2003, the following Funds have net capital loss carryforwards, which are available to offset future realized gains.

                        AMOUNT      EXPIRES                                AMOUNT      EXPIRES
                        ------      -------                                ------      -------
Fixed Income Fund     $   922,509    2007     Growth & Income Fund       $20,736,943    2009
                        1,576,583    2008                                 25,956,764    2010
                           97,630    2010                                  9,597,021    2011
Bond Fund                 159,153    2007     Mid-Cap Fund                12,233,929    2009
                           91,688    2008                                 18,927,942    2010
                          185,518    2010     International Equity Fund    5,241,988    2009
                          182,320    2011                                 16,615,320    2010
Balanced Fund           1,420,035    2009     Overseas Equity Fund           606,026    2010
                        1,569,217    2010     Small Cap Equity Fund        9,859,579    2009
                          539,474    2011                                 50,014,631    2010
Equity Fund             5,765,400    2008     Opportunity Fund               415,662    2009
                        1,404,374    2009                                  3,372,558    2010
                       28,126,576    2010
                       14,271,622    2011

(1) Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

(2) The differences between book-basis and tax-basis unrealized appreciation/deprecation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

66    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

8. OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED):

        For the fiscal year ended October 31, 2003, the following percentage of the total ordinary income dividends paid by the Funds qualify for the corporate dividends received deduction available to corporate shareholders.

                                                              DIVIDENDS
                                                              RECEIVED
                                                              DEDUCTION
                                                              ---------
Balanced Fund                                                    51%
Equity Fund                                                     100%
Growth & Income Fund                                            100%

        The Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Shareholders will receive more detailed information along with their 2003 Form 1099-DIV.

                                                              FOREIGN TAX CREDIT
                                                                 PASS THROUGH
                                                                 ------------
International Equity Fund                                          $392,190
Overseas Equity Fund                                                 18,823

        For the fiscal year ended October 31, 2003, dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

                                                               AMOUNT
                                                               ------
Balanced Fund                                                 $ 94,957
Equity Fund                                                    737,418
Growth & Income Fund                                           838,253

                                             HSBC INVESTOR FAMILY OF FUNDS    67

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and
Board of Trustees of
HSBC Investor Funds
HSBC Investor Advisor Funds Trust:

We have audited the accompanying statements of assets and liabilities of HSBC Investor Limited Maturity Fund, HSBC Investor Fixed Income Fund, HSBC Investor Bond Fund, HSBC Investor New York Tax-Free Bond Fund, HSBC Investor Balanced Fund, HSBC Investor Equity Fund, HSBC Investor Growth and Income Fund, HSBC Investor Mid-Cap Fund, HSBC Investor International Equity Fund, HSBC Investor Overseas Equity Fund, HSBC Investor Small Cap Equity Fund and HSBC Investor Opportunity Fund (collectively, the Funds), including the schedules of portfolio investments of HSBC Investor New York Tax-Free Bond Fund, HSBC Investor Balanced Fund, HSBC Investor Equity Fund, HSBC Investor Growth and Income Fund and HSBC Investor Mid-Cap Fund, as of October 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned by HSBC Investor New York Tax-Free Bond Fund, HSBC Investor Balanced Fund, HSBC Investor Equity Fund, HSBC Investor Growth and Income Fund and HSBC Investor Mid-Cap Fund as of October 31, 2003, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of October 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Columbus, Ohio
December 15, 2003



68    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003
.................................................................................


---------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  -  65.3%

                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
FEDERAL HOME LOAN BANK  - 9.6%
1.625%, 4/15/05........................  2,500,000    2,499,425
3.25%, 8/15/05.........................  1,500,000    1,532,697
2.50%, 12/15/05........................  1,600,000    1,610,523
4.50%, 11/15/12........................  1,000,000      992,855
4.50%, 9/16/13.........................  1,500,000    1,468,439
                                                     ----------
                                                      8,103,939
                                                     ----------
FEDERAL HOME LOAN MORTGAGE CORP.  - 19.9%
3.625%, 9/15/08........................  1,000,000    1,003,211
Pool #E92282, 5.50%, 11/1/17...........  1,937,179    1,995,587
Pool #C01188, 7.00%, 6/1/31............    859,148      903,937
Pool #C75371, 6.00%, 1/1/33............  1,352,536    1,388,377
Pool #2642, 4.50%, 10/25/27............  3,000,000    3,039,738
Pool #A11010, 5.00%, 7/1/33............  1,985,014    1,954,790
Pool #A14659, 6.50%, 10/1/33...........  2,000,000    2,080,237
Pool #E96835, 4.50%, 6/1/18............  2,394,064    2,389,807
Series 40 HA, 6.50%, 8/17/21...........  1,973,481    1,981,364
                                                     ----------
                                                     16,737,048
                                                     ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION  - 16.9%
5.75%, 2/15/08.........................    500,000      547,875
4.00%, 9/2/08..........................  1,000,000    1,005,199
6.40%, 5/14/09.........................  1,000,000    1,024,872
5.50%, 3/15/11.........................    750,000      805,219
4.625%, 5/1/13.........................  1,250,000    1,203,466
Pool #535063, 6.50%, 12/1/14...........    621,377      654,205
Pool #535933, 6.50%, 5/1/31............    598,090      621,442
Pool #593187, 7.00%, 11/1/31...........  1,799,781    1,895,031
Pool #695204, 5.50%, 3/1/33............  1,662,090    1,678,138
Pool #694985, 6.00%, 3/1/33............  2,377,137    2,440,844
Pool #704439, 5.00%, 5/1/18............  2,401,313    2,440,904
                                                     ----------
                                                     14,317,195
                                                     ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION  - 3.5%
Pool #2687, 6.00%, 12/20/28............    931,386      960,696
Pool #3415, 5.50%, 7/20/33.............  1,974,839    1,998,322
                                                     ----------
                                                      2,959,018
                                                     ----------
U.S. TREASURY NOTES  - 15.4%
2.00%, 11/30/04........................  1,400,000    1,410,500
1.625%, 4/30/05........................  1,250,000    1,251,611
5.625%, 2/15/06........................    500,000      540,762
2.00%, 5/15/06.........................  3,000,000    2,992,734
3.25%, 8/15/07.........................    750,000      762,920
5.50%, 2/15/08.........................    750,000      826,670
3.25%, 8/15/08.........................  1,500,000    1,503,458
5.00%, 2/15/11.........................  1,500,000    1,605,762
4.875%, 2/15/12........................  2,000,000    2,109,844
                                                     ----------
                                                     13,004,261
                                                     ----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS....................              55,121,461
                                                     ----------
---------------------------------------------------------------
 CORPORATE OBLIGATIONS  - 27.7%

AEROSPACE & DEFENSE  - 1.0%
Honeywell International, Inc., 5.125%,
 11/1/06...............................    750,000      804,529
                                                     ----------
AUTO MANUFACTURERS  - 0.9%
General Motors Corp., 7.20%, 1/15/11...    750,000      786,584
                                                     ----------


---------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------

BANKING  - 2.9%
Citigroup, Inc., 6.50%, 1/18/11........    750,000      844,083
Wachovia Corp., 6.15%, 3/15/09.........    750,000      827,743
Washington Mutual Financial Corp.,
 6.25%, 5/15/06........................    750,000      813,673
                                                     ----------
                                                      2,485,499
                                                     ----------
BROKERAGE SERVICES  - 5.7%
Goldman Sachs Group, Inc., 5.70%,
 9/1/12................................    500,000      522,663
Goldman Sachs Group, Inc., 6.125%,
 2/15/33...............................    750,000      748,809
Lehman Brothers Holdings, Inc., 6.25%,
 5/15/06...............................    500,000      544,703
Lehman Brothers Holdings, Inc., 3.50%,
 8/7/08................................  1,000,000      985,495
Merrill Lynch & Co., 5.70%, 2/6/04.....  1,000,000    1,011,208
Merrill Lynch & Co., 3.375%, 9/14/07...  1,000,000    1,004,217
                                                     ----------
                                                      4,817,095
                                                     ----------
CONSUMER PRODUCTS  - 3.6%
Archer Daniels Midland Co., 5.935%,
 10/1/32...............................    500,000      495,531
General Electric Co., 5.00%, 2/1/13....    500,000      503,168
Kellogg Co., 2.875%, 6/1/08............    750,000      721,732
The Procter & Gamble Co., 4.00%,
 4/30/05...............................  1,250,000    1,294,273
                                                     ----------
                                                      3,014,704
                                                     ----------
FINANCE  - 7.1%
CIT Group, Inc., 4.125%, 2/21/06.......  1,000,000    1,030,443
Countrywide Home Loans, Inc., 5.50%,
 8/1/06................................  1,250,000    1,333,525
Ford Motor Credit Co., 6.50%,
 1/25/07...............................  1,250,000    1,289,736
General Electric Capital Corp., 6.75%,
 3/15/32...............................    500,000      554,432
General Motors Accept Corp., 4.50%,
 7/15/06...............................    250,000      253,840
General Motors Accept Corp., 5.125%,
 5/9/08................................    500,000      507,834
SLM Corp., 3.95%, 8/15/08..............  1,000,000    1,006,642
                                                     ----------
                                                      5,976,452
                                                     ----------
GOVERNMENTS (FOREIGN)  - 0.6%
United Mexican States, 4.625%,
 10/8/08...............................    500,000      501,250
                                                     ----------
INSURANCE  - 0.3%
Travelers Property Casualty Corp.,
 6.375%, 3/15/33.......................    250,000      259,666
                                                     ----------
MEDIA  - 1.8%
Comcast Corp., 5.30%, 1/15/14..........  1,000,000      982,860
Time Warner, Inc., 6.125%, 4/15/06.....    500,000      537,802
                                                     ----------
                                                      1,520,662
                                                     ----------
PHARMACEUTICALS  - 1.2%
Pfizer, Inc., 3.625%, 11/1/04..........  1,000,000    1,021,672
                                                     ----------
RETAIL  - 1.5%
Safeway, Inc., 3.80%, 8/15/05..........    750,000      765,402
Wal-Mart Stores, Inc., 4.375%,
 7/12/07...............................    500,000      524,520
                                                     ----------
                                                      1,289,922
                                                     ----------
TELECOMMUNICATIONS  - 1.1%
Deutsche Telekom International Finance
 BV, 3.875%, 7/22/08...................    500,000      498,442
Verizon Global Funding Corp., 4.375%,
 6/1/13................................    500,000      466,286
                                                     ----------
                                                        964,728
                                                     ----------
TOTAL CORPORATE OBLIGATIONS............              23,442,763
                                                     ----------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    69

          HSBC INVESTOR LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

---------------------------------------------------------------
 ASSET BACKED SECURITIES  - 4.2%
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
American Express Credit Account Master
 Trust 99 2 A, 5.95%, 12/15/06.........    750,000      768,771
CIT Equipment Collateral 01 A A3,
 4.32%, 5/20/05........................    294,002      295,833
Honda Auto Receivables Owner Trust 03 1
 A4, 2.48%, 7/18/08....................  2,500,000    2,503,064
                                                     ----------
TOTAL ASSET BACKED SECURITIES..........               3,567,668
                                                     ----------
---------------------------------------------------------------
 INVESTMENT COMPANIES  - 2.0%
                                          SHARES      VALUE($)
                                         ---------   ----------
Dreyfus Cash Management Fund...........  1,706,257    1,706,257
                                                     ----------
TOTAL INVESTMENT COMPANIES.............               1,706,257
                                                     ----------
TOTAL INVESTMENTS
 (COST $83,207,064) (a)  - 99.2%.......              83,838,149
                                                     ----------
                                                     ----------

---------

Percentages indicated are based on net assets of $84,488,289.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of gains recognized for financial reporting purposes in excess of federal income tax reporting of approximately $52,599. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation............ $1,242,997
     Unrealized depreciation............   (559,313)
                                         ----------
     Net unrealized appreciation........ $  683,684
                                         ----------
                                         ----------

70    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003
.................................................................................

----------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  - 56.4%

                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
FEDERAL FARM CREDIT BANK  - 1.0%
3.60%, 10/29/07, Callable 10/29/04 @
 100..................................  2,100,000      2,101,510
                                                     -----------
FEDERAL HOME LOAN BANK  - 11.8%
4.40%, 11/20/06.......................  4,500,000      4,711,527
5.05%, 2/6/13, Callable 2/6/04 @
 100..................................  5,795,000      5,784,540
5.00%, 2/7/13, Callable 2/7/05 @
 100..................................  6,085,000      6,092,242
5.10%, 4/24/13........................  4,000,000      3,990,924
6.20%, 8/21/17........................  1,250,000      1,256,945
6.25%, 8/27/18, Callable 8/27/04 @
 100..................................  2,200,000      2,234,456
                                                     -----------
                                                      24,070,634
                                                     -----------
FEDERAL HOME LOAN MORTGAGE CORP.  - 7.1%
4.125%, 1/17/06, Callable 1/15/04 @
 100..................................  2,500,000      2,513,770
5.75%, 9/15/10........................  4,910,000*     6,211,452
Pool #C00368, 8.50%, 10/1/24..........    102,050        111,052
Pool #C00922, 8.00%, 2/1/30...........    909,279        979,639
Pool #C54447, 7.00%, 7/1/31...........    241,758        254,361
Pool #C60712, 6.50%, 11/1/31..........  2,333,383      2,427,157
Pool #C80387, 6.50%, 4/1/26...........     99,365        103,660
Pool #D62926, 6.50%, 8/1/25...........     77,327         80,723
Pool #G00951, 6.00%, 7/1/28...........    861,093        885,848
Pool #G01317, 7.00%, 10/1/31..........    931,658        980,227
                                                     -----------
                                                      14,547,889
                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION  - 20.5%
6.75%, 1/25/08........................  1,545,356      1,580,294
4.625%, 5/1/13........................  3,300,000      3,177,151
6.25%, 5/15/29........................  2,998,000      3,214,752
7.25%, 5/15/30........................    865,000      1,046,618
5.50%, 8/1/33......................... 13,852,325     13,986,069
Pool #253438, 8.50%, 9/1/30...........    230,483        248,106
Pool #329530, 7.00%, 12/1/25..........    228,778        241,578
Pool #329655, 7.00%, 11/1/25..........    190,708        201,378
Pool #356905, 4.32%, 10/1/36 (b)......    555,034        574,149
Pool #398958, 6.50%, 10/1/12..........    208,935        220,133
Pool #535332, 8.50%, 4/1/30...........    195,840        210,962
Pool #535440, 8.50%, 8/1/30...........    241,404        259,862
Pool #535608, 9.50%, 4/1/30...........    328,201        365,922
Pool #548965, 8.50%, 7/1/30...........    149,951        161,416
Pool #568486, 7.00%, 1/1/31...........    115,677        121,826
Pool #573752, 8.50%, 2/1/31...........    213,876        230,230
Pool #575328, 6.50%, 4/1/31...........    342,721        356,103
Pool #623129, 6.50%, 1/1/32...........  3,372,960      3,504,659
Pool #651901, 6.00%, 8/1/32...........  3,072,198      3,154,668
Pool #694655, 5.50%, 4/1/33...........  6,304,878      6,365,753
Pool #695777, 5.50%, 4/1/33...........  2,287,162      2,309,245
                                                     -----------
                                                      41,530,874
                                                     -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION  - 3.7%
Pool #346406, 7.50%, 2/15/23..........    279,218        300,435
Pool #412530, 7.50%, 12/15/25.........    310,978        333,896
Pool #587112, 6.00%, 6/15/32..........  4,465,672      4,615,201
Pool #780804, 10.00%, 12/15/20........    191,590        215,170
Pool #780826, 9.50%, 5/15/18..........    109,291        121,195
Pool #781300, 7.00%, 6/15/31..........    763,119        809,144
Pool #781345, 6.00%, 10/15/31.........  1,098,527      1,135,357
                                                     -----------
                                                       7,530,398
                                                     -----------

----------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS, CONT'D.

                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
U.S. TREASURY BONDS  - 1.0%
5.25%, 11/15/28.......................  1,950,000      1,946,192
                                                     -----------
U.S. TREASURY NOTES  - 11.3%
3.00%, 11/15/07.......................  2,500,000      2,512,110
4.375%, 8/15/12.......................  3,700,000      3,756,077
3.875%, 2/15/13.......................  1,600,000      1,555,437
3.625%, 5/15/13....................... 15,850,000     15,175,757
                                                     -----------
                                                      22,999,381
                                                     -----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS...................               114,726,878
                                                     -----------

----------------------------------------------------------------
 CORPORATE OBLIGATIONS  - 30.7%

AEROSPACE & DEFENSE  - 0.9%
Lockheed Martin Corp., 8.20%,
 12/1/09..............................  1,250,000      1,510,128
Lockheed Martin Corp., 8.50%,
 12/1/29..............................    300,000        390,032
                                                     -----------
                                                       1,900,160
                                                     -----------
ELECTRIC  - INTEGRATED  - 1.4%
Ontario Electricity Financial, 6.10%,
 1/30/08..............................  2,500,000      2,764,370
                                                     -----------
FINANCE  - 17.1%
AIG SunAmerica Global Financing VI,
 6.30%, 5/10/11 (c)...................    642,000        706,332
Anthem Insurance, 9.125%, 4/1/10
 (c)..................................    205,000        255,619
Anthem Insurance, 9.00%, 4/1/27 (c)...    305,000        398,483
AXA Financial, Inc., 6.50%, 4/1/08....    165,000        182,729
CIT Group, Inc., 7.375%, 4/2/07.......  4,725,000      5,329,748
Citigroup, Inc., 7.25%, 10/1/10.......    657,000        764,349
Citigroup, Inc., 5.625%, 8/27/12......  2,500,000      2,637,598
EOP Operating LP, 7.50%, 4/19/29......    163,000        178,394
Farmers Exchange Capital, 7.05%,
 7/15/28 (c)..........................    388,000        359,517
Farmers Insurance Exchange, 8.625%,
 5/1/24 (c)...........................    238,000        245,735
Florida Windstorm, 7.125%, 2/25/19,
 (c)..................................    608,000        707,082
Ford Motor Credit Co., 7.00%,
 10/1/13..............................  3,150,000      3,096,585
General Electric Capital Corp., 8.75%,
 5/21/07..............................  1,300,000      1,541,508
General Electric Capital Corp.,
 7.375%, 1/19/10......................    447,000        521,528
General Electric Capital Corp.,
 6.875%, 11/15/10.....................  2,000,000      2,284,086
General Motors Acceptance Corp.,
 8.00%, 11/1/31.......................    775,000        797,011
Goldman Sachs Group, Inc., 6.875%,
 1/15/11..............................  3,080,000      3,483,289
Hutchison Whampoa Finance CI Ltd.,
 7.45%, 8/1/17 (c)....................    402,000        432,874
Illinois State, 5.10%, 6/1/33.........  1,542,500      1,394,806
J.P. Morgan Chase & Co., 5.25%,
 5/30/07..............................  3,500,000      3,737,696
Metropolitan Life Insurance Co.,
 7.45%, 11/1/23, Callable 11/1/03 @
 103.53 (c)...........................    312,000        323,010
Metropolitan Life Insurance Co.,
 7.80%, 11/1/25 (c)...................    275,000        319,557
Morgan Stanley, 5.80%, 4/1/07.........  2,500,000      2,728,308
New York Life Insurance, 7.50%,
 12/15/23 (c).........................    250,000        260,440
PNC Institutional Capital Trust A,
 7.95%, 12/15/26 (c)..................    187,000        205,014

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    71





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--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

----------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Prime Property Funding II, 7.00%,
 8/15/04 (c)..........................    210,000        218,130
Prudential Insurance Co., 8.30%,
 7/1/25 (c)...........................    548,000        665,716
Travelers Property Casualty Corp.,
 7.75%, 4/15/26.......................  1,000,000      1,190,550
                                                     -----------
                                                      34,965,694
                                                     -----------
FOOD  - DIVERSIFIED  - 1.8%
Kellogg Co., 6.60%, 4/1/11............  3,250,000      3,631,160
                                                     -----------
GOVERNMENTS (FOREIGN)  - 0.3%
United Mexican States, 8.125%,
 12/30/19.............................    495,000        546,975
                                                     -----------
HEALTH CARE  - 0.7%
Health Net, Inc., 8.375%, 4/15/11.....    295,000        348,880
Pharmacia Corp., 6.60%, 12/1/28.......    513,000        570,498
Wyeth, 6.70%, 3/15/11.................    480,000        539,440
                                                     -----------
                                                       1,458,818
                                                     -----------
HOTELS & LODGING  - 0.2%
Harrahs Operating Co., Inc., 8.00%,
 2/1/11...............................    287,000        334,028
                                                     -----------
MEDIA  - 0.2%
Viacom, Inc., 6.625%, 5/15/11.........    392,000        439,105
                                                     -----------
OIL & GAS  - 1.0%
Anadarko Finance Co., 6.75%, 5/1/11
 (c)..................................  1,250,000      1,405,625
Conoco, Inc., 6.95%, 4/15/29..........    565,000        632,957
                                                     -----------
                                                       2,038,582
                                                     -----------
REFUSE SYSTEMS  - 0.1%
Waste Management, Inc., 7.375%,
 5/15/29..............................    160,000        179,271
                                                     -----------
RENTAL  - AUTO AND EQUIPMENT  - 1.7%
Hertz Corp., 1.66%, 8/13/04 (b).......  3,500,000      3,478,013
                                                     -----------
RETAIL  - 3.5%
Sears Roebuck Acceptance, 4.10%,
 1/7/04 (b)...........................  5,080,000      5,085,278
Wal-Mart Stores, Inc., 5.45%,
 8/1/06...............................  1,850,000      1,992,200
                                                     -----------
                                                       7,077,478
                                                     -----------
TELECOMMUNICATIONS  - 1.5%
Comcast Cable Communications Holdings,
 Inc., 8.375%, 3/15/13................  2,200,000      2,659,351
Lenfest Communications, 7.625%,
 2/15/08..............................    330,000        370,960
                                                     -----------
                                                       3,030,311
                                                     -----------
UTILITIES  - 0.3%
PSEG Energy Holdings, 9.125%,
 2/10/04..............................    215,000        218,225
RAS Laffan Liquid Natural Gas, 8.29%,
 3/15/14 (c)..........................    348,000        403,680
                                                     -----------
                                                         621,905
                                                     -----------
TOTAL CORPORATE OBLIGATIONS...........                62,465,870
                                                     -----------

----------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS  - 6.8%

Banc of America Commercial Mortgage,
 Inc. 00 2 A2, 7.20%, 5/15/10.........    675,000        775,607
Chase Commercial Mortgage Securities
 Corp. 99 2 A2, 7.20%, 1/15/32........    700,000        803,061
DLJ Mortgage Acceptance Corp. IO 97
 CF1 S, 0.98%, 5/15/30 (d)............    975,996         21,918
Fannie Mae IO 00 16 PS, 7.48%,
 10/25/29 (d).........................    339,213         25,862


----------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED

                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Fannie Mae IO 01 4 SA, 6.43%,
 2/17/31 (d)..........................    702,687         66,925
Fannie Mae IO 200 32 SV, 7.48%,
 3/18/30 (d)..........................    216,683         18,060
Fannie Mae IO 270 2, 8.50%, 9/1/23
 (d)..................................    174,292         35,676
Fannie Mae IO 296 2, 8.00%, 4/1/24
 (d)..................................    197,002         35,217
Fannie Mae IO 306, 8.00%, 5/1/30
 (d)..................................    327,388         59,107
FHA Weyerhauser, 7.43%, 1/1/24........     82,207         82,464
First Union-Chase Commercial Mortgage
 99 C2 A2, 6.645%, 6/15/31............    597,000        665,237
Freddie Mac IO 1534 K, 6.275%,
 6/15/23 (d)..........................    556,035         42,221
Freddie Mac IO 2141 SD, 7.03%,
 4/15/29 (d)..........................    371,441         39,341
Freddie Mac IO 2247 SC, 6.38%,
 8/15/30 (d)..........................    297,356         18,898
Freddie Mac, Pool #2642, 4.50%,
 10/25/27.............................  7,000,000      7,092,724
GE Capital Commercial Mortgage Corp.
 01 1 A1, 6.08%, 5/15/33..............    298,113        321,328
GMAC Commercial Mortgage Securities,
 Inc. 98 C2 A2, 6.42%, 5/15/35........    587,000        651,686
GMAC Commercial Mortgage Securities,
 Inc. IO 96 C1 X2, 2.27%,
 10/15/28 (d).........................    441,155         17,518
Government National Mortgage
 Association IO 99 29 SD, 6.88%,
 3/16/26 (d)..........................    305,447         16,868
Government National Mortgage
 Association IO 99 30 S, 7.48%,
 8/16/29 (d)..........................    358,964         38,422
Government National Mortgage
 Association IO 99 30 SA, 6.88%,
 4/16/29 (d)..........................    435,544         40,476
Government National Mortgage
 Association IO 99 32 SB, 6.88%,
 7/16/27 (d)..........................    287,089         21,905
GS Mortgage Securities Corp.
 IO 97 GL X2, 1.01%, 7/13/30 (d)......    555,287         10,237
LB-UBS Commercial Mortgage Trust
 00 C3 A1, 7.95%, 7/15/09.............    315,898        352,807
LB-UBS Commercial Mortgage Trust
 00 C4 A2, 7.37%, 8/15/26.............    600,000        696,778
PNC Mortgage Acceptance Corp. 00 C2
 A2, 7.30%, 10/12/33..................    600,000        693,862
Ryland Mortgage Securities Corp. 94 4
 C1, 4.24%, 9/25/30 (b)...............    569,254        568,701
Salomon Brothers Mortgage Securities
 VII 00 C3 A2, 6.59%, 12/18/33........    650,000        723,514
                                                     -----------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS..........................                13,936,420
                                                     -----------

----------------------------------------------------------------
 ASSET BACKED SECURITIES  - 4.2%

Citibank Credit Card Issuance Trust 00
 A3 A3, 6.875%, 11/16/09..............  1,115,000      1,269,933
Connecticut RRB Special Purpose Trust
 CL&P-1 01 1 A5, 6.21%, 12/30/11......    700,000        783,377
Detroit Edison Securitization Funding
 LLC 01 1 A3, 5.875%, 3/1/10..........    357,000        387,822
Detroit Edison Securitization Funding
 LLC 01 1 A5, 6.42%, 3/1/15...........    417,000        467,191
MBNA Master Credit Card Trust 00 E A,
 7.80%, 10/15/12......................    600,000        721,112
MBNA Master Credit Card Trust 99 B A,
 5.90%, 8/15/11.......................    527,000        580,575

72    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.




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--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

----------------------------------------------------------------
 ASSET BACKED SECURITIES, CONTINUED

                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Peco Energy Transition Trust 00 A A3,
 7.625%, 3/1/10.......................    600,000        704,869
Peco Energy Transition Trust 01 A A1,
 6.52%, 12/31/10......................    550,000        619,455
PSE&G Transition Funding LLC 01 1 A6,
 6.61%, 6/15/15.......................    355,000        401,565
Union Acceptance Corp. 01 C B, 4.73%,
 11/9/09..............................  2,500,000      2,601,562
                                                     -----------
TOTAL ASSET BACKED SECURITIES.........                 8,537,461
                                                     -----------

----------------------------------------------------------------
 INVESTMENT COMPANIES  - 2.2%

                                          SHARES      VALUE($)
                                        ----------   -----------
Dreyfus Cash Management Fund..........  4,529,077      4,529,077
                                                     -----------
TOTAL INVESTMENT COMPANIES............                 4,529,077
                                                     -----------
TOTAL INVESTMENTS
 (COST $195,671,845) (a)  - 100.3%....               204,195,706
                                                     -----------
                                                     -----------

---------

Percentages indicated are based on net assets of $203,550,557.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $289,421. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation.........  $ 9,853,932
      Unrealized depreciation.........   (1,619,492)
                                        -----------
      Net unrealized appreciation.....  $ 8,234,440
                                        -----------
                                        -----------

(b) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report represent the rates that were in effect on October 31, 2003. Each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(c) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.

(d) Interest-only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an Interest-only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages.

 *  The principal amount of the security is denominated in Euro.

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    73

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--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003
.................................................................................

----------------------------------------------------------------
 COMMON STOCKS  - 94.7%
                                          SHARES      VALUE($)
                                         ---------   -----------
AUSTRALIA  - 2.3%
Alumina Ltd............................   204,000        862,699
Australia & New Zealand Bank Group
 Ltd...................................    37,321        471,364
Fosters Group Ltd......................   313,694      1,017,198
National Australia Bank Ltd............    40,606        881,359
News Corp. Ltd.........................    45,526        405,402
QBE Insurance Group Ltd................    33,388        244,012
Wesfarmers Ltd.........................     1,000         20,577
WMC Resources Ltd. (b).................    85,800        311,702
Woolworths Ltd.........................    49,500        390,565
                                                     -----------
                                                       4,604,878
                                                     -----------
BRAZIL  - 0.2%
Cia. Vale do Rio Doce ADR..............     9,000        411,750
                                                     -----------
CANADA  - 4.1%
Abitibi-Consolidated, Inc..............   131,000        881,583
Alcan Inc..............................    10,000        399,074
BCE, Inc...............................    48,000      1,087,060
Bombardier, Inc. Class B...............   375,900      1,688,349
Inco Ltd. (b)..........................    13,800        457,958
Placer Dome, Inc.......................    18,800        290,262
Suncor Energy, Inc.....................    20,600        433,012
TELUS Corp., non voting................    37,100        649,929
Thomson Corp...........................    73,400      2,403,509
                                                     -----------
                                                       8,290,736
                                                     -----------
DENMARK  - 0.4%
Novo Nordisk A/S Class B...............    21,100        758,927
TDC A/S Class B........................     4,400        141,402
                                                     -----------
                                                         900,329
                                                     -----------
FINLAND  - 1.2%
Nokia Corp., Class A...................   112,000      1,902,222
UPM-Kymmene Corp.......................    28,400        531,542
                                                     -----------
                                                       2,433,764
                                                     -----------
FRANCE  - 11.0%
Accor SA...............................    19,500        766,884
Banque Nationale de Paris..............    58,900      3,094,900
Bouygues SA............................    37,290      1,014,381
Carrefour SA...........................    11,000        577,484
Essilor................................    15,100        726,374
France Telecom SA (b)..................    58,800      1,423,151
Groupe Danone..........................     8,900      1,342,943
L'Air Liquide..........................     9,650      1,430,311
L'Oreal SA.............................    11,400        842,859
Renault SA.............................    40,900      2,705,382
Sanofi-Synthelabo......................    86,020      5,324,906
Schneider SA...........................    19,500      1,141,372
Societe Generale.......................     7,200        534,843
Vivendi Universal SA (b)...............    57,500      1,207,867
                                                     -----------
                                                      22,133,657
                                                     -----------
GERMANY  - 4.1%
Allianz AG.............................     8,200        877,943
Bayerische Motoren Werke AG............     8,872        355,823
DaimlerChrysler AG.....................    21,700        808,501
Deutsche Bank AG.......................    18,800      1,239,179

----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                          SHARES      VALUE($)
                                         ---------   -----------
Infineon Technologies AG (b)...........    14,300        211,122
Muenchener Rueckversicher AG...........    10,400      1,240,434
SAP AG.................................     9,900      1,435,141
Siemens AG.............................    29,900      2,009,055
                                                     -----------
                                                       8,177,198
                                                     -----------
HONG KONG  - 2.7%
Cheung Kong Holdings Ltd...............    47,000        391,884
China Mobile Ltd.......................    81,500        231,412
Hang Lung Properties Ltd...............   774,000      1,011,641
Hang Seng Bank Ltd.....................    52,500        655,768
Hong Kong Land Holdings Ltd............   376,000        581,997
Hutchison Whampoa Ltd..................    49,600        384,820
Johnson Electric Holdings Ltd..........   304,500        396,030
Li & Fung Ltd..........................   306,000        514,223
Sun Hung Kai Properties Ltd............    72,000        609,604
Swire Pacific Ltd. Class A.............   112,000        683,622
                                                     -----------
                                                       5,461,001
                                                     -----------
IRELAND  - 0.3%
CRH PLC................................    29,375        528,276
                                                     -----------
ITALY  - 0.8%
Assicurazioni Generali SpA.............     9,000        207,158
ENI SpA................................    60,300        957,548
Uni Credito Italiano SpA...............    82,400        406,150
                                                     -----------
                                                       1,570,856
                                                     -----------
JAPAN  - 21.7%
Advantest Corp.........................     9,700        722,636
AEON Co., Ltd..........................    66,000      2,179,287
Aiful Corp.............................     5,445        344,228
Canon, Inc.............................    24,000      1,161,414
Dai Nippon Printing Co., Ltd...........    26,000        401,583
Daiwa House Industry Co., Ltd..........    61,000        658,080
Daiwa Securities Group, Inc............    67,000        489,999
Fanuc Ltd..............................     9,200        553,163
Fuji Photo Film Co., Ltd...............    17,000        501,023
Hirose Electric Co., Ltd...............     5,700        700,478
Honda Motor Co., Ltd...................    14,800        584,273
Hoya Corp..............................    20,000      1,810,161
Japan Telecom Co., Ltd.................       153        457,880
Kansai Electric Power Co., Inc.........    51,500        890,071
Millea Holdings, Inc...................        56        667,303
Mitsubishi Corp........................    86,000        892,582
Mitsubishi Estate Co., Ltd.............   147,000      1,409,360
Mitsubishi Heavy Industries, Ltd.......   109,000        299,431
Mitsubishi Motors Corp. (b)............   118,000        253,313
Mitsubishi Tokyo Financial Group,
 Inc...................................        91        653,932
Mitsui Fudosan Co., Ltd................    46,000        428,053
Mitsui Sumitomo Insurance Co., Ltd.....   149,370      1,230,993
Murata Manufacturing Co., Ltd..........    11,700        665,166
NEC Corp...............................   364,000      3,215,026
NEC Electronics Corp. (b)..............       400         30,782
Nidec Corp.............................    13,200      1,278,756
Nikko Cordial Securities Co., Ltd......    67,000        361,404
Nikon Corp. (b)........................     6,000         91,090
Nintendo Co., Ltd......................     4,000        308,910

74    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

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--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                          SHARES      VALUE($)
                                         ---------   -----------
Nippon Steel Corp......................   252,000        518,052
Nissan Motor Co., Ltd..................   151,000      1,692,200
Nitto Denko Corp.......................    23,500      1,233,411
Nomura Securities Corp.................    46,000        789,994
ORIX Corp..............................    10,800        908,719
Ricoh Co. Ltd..........................    24,000        455,178
Rohm Co., Ltd..........................    14,300      1,927,739
Sankyo Co., Ltd........................    54,000        864,511
Sekisui House, Ltd.....................    79,000        775,376
Shimamura Co., Ltd.....................     5,400        375,276
Shin-Etsu Chemical Co., Ltd............     8,300        308,792
Shionogi & Co., Ltd....................    37,000        620,958
SMC Corp...............................     5,700        685,960
Sompo Japan Insurance, Inc.............    24,000        198,663
Sony Corp..............................    16,810        585,640
Sumitomo Chemical Co., Ltd.............    51,000        190,203
Sumitomo Forestry Co., Ltd.............    84,000        687,679
Suzuki Motor Corp......................    72,000      1,041,343
Tokyo Electron, Ltd....................    36,600      2,623,440
Toray Industries, Inc..................    91,000        378,287
Tostem Inax Holding Corp...............    30,000        534,589
Toyota Motor Co........................    30,000        854,141
Yahoo Japan Corp. (b)..................        74      1,097,194
Yamanouchi Pharmaceutical Co., Ltd.....    19,000        477,009
Yamato Transport Co., Ltd..............    40,000        531,587
                                                     -----------
                                                      43,596,318
                                                     -----------
LUXEMBOURG  - 0.1%
SES Global SA, Class A FDR.............    30,600        272,485
                                                     -----------
MEXICO  - 0.5%
America Movil SA de CV, Series L ADR...    25,800        614,040
Telefonos De Mexico SA de CV, Class L
 ADR...................................    13,700        440,455
                                                     -----------
                                                       1,054,495
                                                     -----------
NETHERLANDS  - 10.3%
ABN AMRO Holding NV....................   160,553      3,368,904
Aegon NV...............................   105,176      1,379,173
Heineken NV............................    39,025      1,392,753
Heineken NV, Class A...................    33,475      1,043,692
ING Groep NV...........................    68,107      1,414,055
Koninklijke Numico Class C NV (b)......    27,800        627,283
Koninklijke Philips Electronics NV.....    39,800      1,072,943
Koninklijke (Royal) KPN NV (b).........   279,900      2,128,010
Royal Dutch Petroleum Co...............   118,300      5,249,281
STMicroelectronics NV..................    36,600        974,338
Unilever NV............................    24,300      1,411,590
VNU NV.................................    26,160        796,768
                                                     -----------
                                                      20,858,790
                                                     -----------
NORWAY  - 1.5%
DNB Holding ASA........................    61,400        358,569
Norsk Hydro ASA........................    29,300      1,648,942
Statoil ASA............................   103,000        968,531
                                                     -----------
                                                       2,976,042
                                                     -----------
SINGAPORE  - 1.4%
DBS Group Holdings Ltd. ADR............   145,000      1,191,320



----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                          SHARES      VALUE($)
                                         ---------   -----------
Singapore Airlines Ltd.................    31,000        215,457
Singapore Press Holdings Ltd...........    19,370        219,184
Singapore Telecommunications Ltd.......  1,261,520     1,246,340
                                                     -----------
                                                       2,872,301
                                                     -----------
SOUTH AFRICA  - 0.2%
Anglo American PLC.....................    20,400        417,490
                                                     -----------
SOUTH KOREA  - 0.8%
Samsung Electronics Co., Ltd...........     8,505      1,701,000
                                                     -----------
SPAIN  - 2.7%
Antena 3 Television (b)................       417         13,617
Banco Bilbao Vizcaya Argentina SA......   182,000      2,088,246
Industria de Diseno Textil, SA
 (Inditex).............................    69,500      1,435,705
Repsol SA..............................    25,900        451,631
Telefonica SA..........................   123,227      1,532,790
                                                     -----------
                                                       5,521,989
                                                     -----------
SWEDEN  - 1.3%
Assa Abloy AB Class B..................    82,900        818,283
ForeningsSparbanken AB, Class A........    71,600      1,193,202
Sandvik AB.............................    13,700        407,443
Svenska Handelsbanken Group, Class A...    13,800        243,243
                                                     -----------
                                                       2,662,171
                                                     -----------
SWITZERLAND  - 8.7%
Cie Financier Richemont AG, unit, Class
 A.....................................    78,930      1,776,198
Holcim Ltd.............................    37,083      1,560,688
Nestle SA..............................    11,032      2,428,882
Novartis AG............................    83,887      3,197,551
Roche Holding AG.......................    12,369      1,023,533
Serono SA, Class B.....................       828        571,697
Swiss Reinsurance Co...................    40,501      2,549,226
Swisscom AG............................     7,786      2,265,220
Synthes-Stratec, Inc...................       585        537,095
UBS AG.................................    26,192      1,608,375
                                                     -----------
                                                      17,518,465
                                                     -----------
TAIWAN  - 1.6%
Taiwan Semiconductor Manufacturing Co.,
 Ltd. ADR (b)..........................   286,673      3,170,603
                                                     -----------
UNITED KINGDOM  - 16.8%
ARM Holdings PLC (b)...................   191,800        370,228
AstraZeneca PLC........................   148,951      7,074,401
Barclays PLC...........................   104,800        883,867
BG Group PLC...........................   400,000      1,824,221
BHP Billiton PLC.......................   328,304      2,578,052
Brambles Industries PLC................    77,500        234,752
British Aerospace PLC..................   170,862        530,598
Centrica PLC...........................   224,100        701,629
Compass Group PLC......................    38,600        222,544
Diageo PLC.............................    55,400        651,496
HBOS PLC...............................    87,100      1,013,199
National Grid Transco PLC..............   137,100        875,353
Pearson PLC............................   113,600      1,175,918
Prudential Corp. PLC...................    34,400        266,920
Reckitt Benckiser PLC..................    26,900        566,035
Reed Elsevier PLC......................   103,000        800,519

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    75

          HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                         SHARES OR
                                         PRINCIPAL
                                          AMOUNT*     VALUE($)
                                         ---------   -----------
Rio Tinto PLC..........................    12,400        300,693
Royal Bank Of Scotland Group PLC.......    97,600      2,615,176
Smith & Nephew PLC.....................    79,600        632,499
Smiths Group PLC.......................    87,900      1,046,371
Standard Chartered Bank................   105,400      1,685,742
Unilever PLC...........................    45,900        391,397
Vodafone Group PLC..................... 3,243,053      6,810,332
Xstrata PLC............................    65,800        675,539
                                                     -----------
                                                      33,927,481
                                                     -----------
TOTAL COMMON STOCKS....................              191,062,075
                                                     -----------

-----------------------------------------------------------------
 CONVERTIBLE BONDS  - 1.2%
JAPAN  - 0.7%
SMFG Finance (Cayman) Ltd., 2.25%,
 7/11/05, (c)(d)...................... 84,000,000       1,388,729
                                                      -----------
SWITZERLAND  - 0.5%
Credit Suisse Group Finance
 (Guernsey), 6.00%, 12/23/05..........    960,000       1,018,340
                                                      -----------
TOTAL CONVERTIBLE BONDS...............                  2,407,069
                                                      -----------

-----------------------------------------------------------------
 RIGHTS & WARRANTS  - 0.1%
AUSTRALIA  - 0.0%
Australia & New Zealand Banking
 Group Ltd., expire 2003..............        6,785        20,750
                                                      -----------
GERMANY  - 0.1%
Muenchener Rueckver, expire 2003......       10,400        85,960
                                                      -----------
UNITED KINGDOM  - 0.0%
TI Automotive Ltd., Class A (b).......      190,000             0
                                                      -----------
TOTAL RIGHTS & WARRANTS...............                    106,710
                                                      -----------

-----------------------------------------------------------------
 INVESTMENT COMPANIES  - 3.9%
                                          SHARES       VALUE($)
                                        -----------   -----------
UNITED STATES  - 3.9%
Investors Cash Reserve................    7,962,310     7,962,310
                                                      -----------
TOTAL INVESTMENT COMPANIES............                  7,962,310
                                                      -----------
TOTAL INVESTMENTS
 (COST $183,219,726) (a)  - 99.9%.....                201,538,164
                                                      -----------
                                                      -----------

---------
Percentages indicated are based on net assets of $201,804,564.
(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $6,230,630. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation...........  $15,405,384
       Unrealized depreciation...........   (3,317,576)
                                           -----------
       Net unrealized appreciation.......  $12,087,808
                                           -----------
                                           -----------

(b) Represents non-income producing security.

(c) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.

(d) Step-up bond; coupon rate is zero until step-up date. Step-up rate is provided.

* The principal amount of each security is denominated in the local issue currency of each security.

ADR -- American Depositary Receipt
FDR -- Fiduciary Depositary Receipt


76    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003
.................................................................................

                                                              PERCENT OF
INDUSTRY                                                      NET ASSETS
--------                                                      ----------
Aerospace & Defense.........................................      0.3%
Airlines....................................................      0.1%
Automotive..................................................      4.5%
Banking & Financial Services................................     15.6%
Building & Construction.....................................      1.0%
Building Materials..........................................      0.3%
Business Services...........................................      0.9%
Chemicals...................................................      1.8%
Computer Related............................................      3.6%
Diversified Manufacturing Operations........................      2.2%
Drugs -- Medical............................................     10.4%
Electrical..................................................      2.1%
Electronic Components & Semiconductors......................      5.7%
Food & Beverage.............................................      6.4%
Insurance...................................................      3.0%
Leisure.....................................................      2.7%
Metals & Mining.............................................      4.5%
Manufacturing...............................................      3.1%
Multimedia..................................................      3.4%
Office Equipment & Supplies.................................      0.3%
Oil & Gas...................................................      6.6%
Paper Products..............................................      0.7%
Publishing..................................................      1.9%
Real Estate.................................................      2.2%
Retail......................................................      2.4%
Telecommunciations..........................................      9.8%
Transportation..............................................      0.3%
Wholesale Distribution......................................      0.3%
Investment Companies........................................      3.9%
                                                                ------
Total Investments...........................................    100.0%
Other assets in excess of liabilities.......................      0.0%
                                                                ------
Net Assets..................................................    100.0%
                                                                ------
                                                                ------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    77

          HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

At October 31, 2003, the portfolio's open forward currency contracts were as follows:

                                                                   CONTRACT         CONTRACT                     UNREALIZED
                                                   DELIVERY         AMOUNT            VALUE                    APPRECIATION/
CURRENCY                                             DATE      (LOCAL CURRENCY)   (U.S. DOLLAR)     VALUE      (DEPRECIATION)
--------                                             ----      ----------------   -------------     -----      --------------
LONG CONTRACTS

British Pound...................................   11/3/2003          24,960       $   42,457     $   42,347     $    (110)
British Pound...................................   11/5/2003          58,568           99,244         99,351           107
Canadian Dollar.................................   1/20/2004       1,607,451        1,209,437      1,215,204         5,767
Euro............................................   11/5/2003          10,070           11,656         11,705            49
Japanese Yen....................................   11/5/2003       8,023,418           73,998         72,998        (1,000)
Japanese Yen....................................  11/25/2003     199,879,810        1,702,890      1,820,037       117,147
Japanese Yen....................................  11/25/2003       2,509,000           21,420         22,846         1,426
                                                                                   ----------     ----------     ---------
TOTAL LONG CONTRACTS...........................................................    $3,161,102     $3,284,488     $ 123,386
                                                                                   ----------     ----------     ---------
                                                                                   ----------     ----------     ---------

SHORT CONTRACTS

Hong Kong Dollar................................   11/3/2003         165,249       $   21,286     $   21,281     $       5
Hong Kong Dollar................................   11/4/2003         164,495           21,180         21,185            (5)
Japanese Yen....................................   11/4/2003       3,379,625           31,250         30,747           503
Japanese Yen....................................   11/6/2003      37,845,887          344,188        344,342          (154)
Japanese Yen....................................   1/20/2004     131,376,998        1,209,437      1,198,722        10,715
Japanese Yen....................................    3/4/2004      64,374,840          556,924        588,249       (31,325)
Swiss Franc.....................................  11/25/2003       2,397,215        1,702,890      1,796,744       (93,854)
                                                                                   ----------     ----------     ---------
TOTAL SHORT CONTRACTS..........................................................    $3,887,155     $4,001,270     $(114,115)
                                                                                   ----------     ----------     ---------
                                                                                   ----------     ----------     ---------

78    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003
.................................................................................

-----------------------------------------------------------------
 COMMON STOCKS  - 84.3%
                                           SHARES      VALUE($)
                                         ----------   -----------
ADVERTISING  - 1.3%
Monster Worldwide, Inc. (b)............     216,500     5,514,255
                                                      -----------
BANKING  - 3.6%
East West Bancorp, Inc.................     131,500     6,455,335
Southwest Bancorporation of Texas,
 Inc...................................     173,600     6,233,976
Wintrust Financial Corp................      58,800     2,548,392
                                                      -----------
                                                       15,237,703
                                                      -----------
BIOTECHNOLOGY  - 1.4%
Celgene Corp. (b)......................     148,100     6,174,289
                                                      -----------
COMPUTER SERVICES  - 1.8%
Ceridian Corp. (b).....................     372,800     7,828,800
                                                      -----------
COMPUTER SOFTWARE  - 4.3%
CheckFree Corp. (b)....................     151,100     4,159,783
SRA International, Inc. Class A (b)....     229,600    10,001,376
Transaction Systems Architects, Inc.
 Class A (b)...........................     214,400     4,288,000
                                                      -----------
                                                       18,449,159
                                                      -----------
COMPUTER STORAGE DEVICES  - 0.9%
Storage Technology Corp. (b)...........     156,500     3,771,650
                                                      -----------
CONSTRUCTION  - 0.9%
D. R. Horton, Inc......................     100,500     3,999,900
                                                      -----------
CONSUMER PRODUCTS  - 3.7%
LeapFrog Enterprises, Inc. (b).........     189,500     6,551,015
Tiffany & Co...........................     192,800     9,148,360
                                                      -----------
                                                       15,699,375
                                                      -----------
CRUISE LINES  - 1.6%
Royal Caribbean Cruises Ltd............     236,400     7,023,444
                                                      -----------
DIVERSIFIED MANUFACTURING
 OPERATIONS  - 2.0%
Actuant Corp. Class A (b)..............     189,200     6,099,808
AMETEK, Inc............................      49,000     2,305,450
                                                      -----------
                                                        8,405,258
                                                      -----------
E-MARKETING/INFORMATION  - 1.1%
DoubleClick, Inc. (b)..................     586,500     4,885,545
                                                      -----------
EDUCATIONAL SERVICES  - 4.5%
Apollo Group, Inc. (b).................     120,000     8,251,200
Career Education Corp. (b).............     204,200    10,934,910
                                                      -----------
                                                       19,186,110
                                                      -----------
ELECTRONIC COMPONENTS &
 SEMICONDUCTORS  - 8.4%
ASM International N.V. (b).............     249,100     4,361,741
Power Integrations, Inc. (b)...........     120,000     4,178,400
Semtech Corp. (b)......................     296,100     6,573,420
Thermo Electron Corp. (b)..............     358,700     7,884,226
Varian Semiconductor Equipment
 Associates, Inc. (b)..................     199,100     9,626,485
White Electronic Designs (b)...........     233,300     2,566,300
                                                      -----------
                                                       35,190,572
                                                      -----------



-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                           SHARES      VALUE($)
                                         ----------   -----------

EMPLOYMENT AGENCIES  - 0.8%
Cross Country Healthcare, Inc. (b).....     256,500     3,562,785
                                                      -----------
ENVIRONMENTAL SERVICES  - 2.9%
Republic Services, Inc.................     318,900     7,414,425
Waste Connections, Inc. (b)............     143,000     4,959,240
                                                      -----------
                                                       12,373,665
                                                      -----------
FINANCIAL SERVICES  - 0.2%
CapitalSource, Inc. (b)................      42,400       922,200
                                                      -----------
HEALTH CARE  - 11.5%
Caremark Rx, Inc. (b)..................     336,100     8,419,305
Express Scripts, Inc. (b)..............     115,700     6,354,244
Humana, Inc. (b).......................     236,600     4,800,614
Lincare Holdings, Inc. (b).............     220,090     8,570,305
Manor Care, Inc........................     341,400    11,361,791
NDCHealth Corp.........................     339,800     8,967,322
                                                      -----------
                                                       48,473,581
                                                      -----------
HOSPITALS  - 1.9%
Community Health Systems, Inc. (b).....     334,200     8,027,484
                                                      -----------
HUMAN RESOURCES  - 0.0%
Employee Solutions, Inc. (b)...........       2,483            10
                                                      -----------
INSURANCE  - 1.8%
Philadelphia Consolidated Holding Corp.
 (b)...................................     110,500     5,210,075
RenaissanceRe Holdings Ltd.............      58,400     2,626,832
                                                      -----------
                                                        7,836,907
                                                      -----------
INTERNET RELATED  - 2.7%
Concur Technologies, Inc. (b)..........     406,000     4,656,820
RSA Security, Inc. (b).................     536,200     6,954,514
                                                      -----------
                                                       11,611,334
                                                      -----------
MEDIA  - 4.2%
Entravision Communications Corp. (b)...     288,500     2,760,945
The E.W. Scripps Co. Class A...........      65,900     6,122,769
Westwood One, Inc. (b).................     297,900     8,916,147
                                                      -----------
                                                       17,799,861
                                                      -----------
MEDICAL EQUIPMENT & SUPPLIES  - 2.2%
C.R. Bard, Inc.........................     118,800     9,509,940
                                                      -----------
OIL & GAS  - 6.2%
Chesapeake Energy Corp.................     795,300     9,487,929
Cooper Cameron Corp. (b)...............     111,100     4,757,302
Helmerich & Payne, Inc.................     222,400     5,895,824
Varco International, Inc. (b)..........     352,000     6,191,680
                                                      -----------
                                                       26,332,735
                                                      -----------
PHARMACEUTICALS  - 3.8%
Biogen, Inc. (b).......................     189,100     7,652,877
King Pharmaceuticals, Inc. (b).........     335,700     4,498,380
QLT Phototherapeutics, Inc. (b)........     266,000     4,109,700
                                                      -----------
                                                       16,260,957
                                                      -----------
RAILROAD EQUIPMENT  - 0.8%
Wabtec Corp............................     227,300     3,477,690
                                                      -----------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    79

          HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                           SHARES      VALUE($)
                                         ----------   -----------
RETAIL  - 8.2%
99 Cents Only Stores (b)...............     125,100     3,724,227
Abercrombie & Fitch Co. (b)............     122,100     3,479,850
Cost Plus, Inc. (b)....................     187,000     8,577,690
Dollar Tree Stores, Inc. (b)...........     178,500     6,815,130
P.F. Chang's China Bistro, Inc. (b)....      86,400     4,211,136
Williams-Sonoma, Inc. (b)..............     223,900     7,910,387
                                                      -----------
                                                       34,718,420
                                                      -----------
TELECOMMUNICATIONS  - 1.6%
Advanced Fibre Communications, Inc.
 (b)...................................     279,080     6,717,456
                                                      -----------
TOTAL COMMON STOCKS....................               358,991,085
                                                      -----------



-----------------------------------------------------------------
 INVESTMENT COMPANIES  - 4.9%
                                           SHARES      VALUE($)
                                         ----------   -----------
Dreyfus Cash Management Fund...........  18,224,010    18,224,010
Ishares Russell 2000 Growth............      50,000     2,857,500
                                                      -----------
TOTAL INVESTMENT COMPANIES.............                21,081,510
                                                      -----------
TOTAL INVESTMENTS
 (COST $308,463,378) (a)  - 89.2%......               380,072,595
                                                      -----------
                                                      -----------

---------

Percentages indicated are based on net assets of $426,181,456.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $333,082. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation..........  $74,489,340
     Unrealized depreciation..........   (3,213,205)
                                        -----------
     Net unrealized appreciation......  $71,276,135
                                        -----------
                                        -----------

(b) Represents non-income producing security.



80    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

          STATEMENTS OF ASSETS AND LIABILITIES -- OCTOBER 31, 2003
.................................................................................

                                                                                           INTERNATIONAL
                                             LIMITED MATURITY        FIXED INCOME             EQUITY          SMALL CAP EQUITY
                                                 PORTFOLIO             PORTFOLIO             PORTFOLIO            PORTFOLIO
                                            ------------------    ------------------    ------------------    ----------------
ASSETS:
  Investments, at value                        $ 83,838,149          $204,195,706          $201,538,164          $380,072,595
  Cash                                                   --                    --                    --            49,474,307
  Foreign currency                                       --               328,203                11,792                    --
  Interest and dividends receivable                 686,241             2,235,588               213,783                25,309
  Receivable for investments sold                        --                    --               721,897               965,266
  Unrealized appreciation on forward
    foreign currency contracts                           --                    --               135,719                    --
  Prepaid expenses                                    1,028                 2,542                 1,315                 1,217
                                               ------------          ------------          ------------          ------------
  TOTAL ASSETS                                   84,525,418           206,762,039           202,622,670           430,538,694
                                               ------------          ------------          ------------          ------------
 ............................................................................................................................
LIABILITIES:
  Payable for investments purchased                      --             3,116,036               507,940             4,075,313
  Unrealized depreciation on forward
    foreign currency contracts                           --                    --               126,448                    --
  Accrued expenses and other liabilities:
     Investment management                           28,824                69,424               122,516               248,922
     Administration                                   3,728                 9,418                 9,304                14,870
     Other                                            4,577                16,604                51,898                18,133
                                               ------------          ------------          ------------          ------------
  TOTAL LIABILITIES                                  37,129             3,211,482               818,106             4,357,238
                                               ------------          ------------          ------------          ------------
 ............................................................................................................................
NET ASSETS:
  Applicable to investors' beneficial
    interest                                   $ 84,488,289          $203,550,557          $201,804,564          $426,181,456
                                               ------------          ------------          ------------          ------------
                                               ------------          ------------          ------------          ------------
  Investments, at cost                         $ 83,207,064          $195,671,845          $183,219,726          $308,463,378
                                               ------------          ------------          ------------          ------------
                                               ------------          ------------          ------------          ------------




See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    81

HSBC INVESTOR PORTFOLIOS

          STATEMENTS OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 2003
.................................................................................

                                                                                           INTERNATIONAL
                                             LIMITED MATURITY        FIXED INCOME             EQUITY          SMALL CAP EQUITY
                                                 PORTFOLIO             PORTFOLIO             PORTFOLIO            PORTFOLIO
                                            ------------------    ------------------    ------------------    ----------------
INVESTMENT INCOME:
  Interest                                     $  5,861,583          $ 17,075,483          $     72,873          $     18,005
  Dividends                                          69,577               185,868             6,167,211               837,976
  Foreign tax withholding                                --                    --            (1,026,969)                   --
                                               ------------          ------------          ------------          ------------
  TOTAL INVESTMENT INCOME                         5,931,160            17,261,351             5,213,115               855,981
                                               ------------          ------------          ------------          ------------
 ............................................................................................................................
EXPENSES:
  Investment management                             562,599             1,366,115             1,888,827             2,409,043
  Administration                                     52,631               133,294                99,942               110,550
  Accounting                                         58,561                84,229                85,232                54,933
  Custodian                                          55,372                88,062               453,509                97,508
  Trustee                                             1,124                 3,531                 1,719                 2,428
  Other                                               7,271                19,405                24,823                20,537
                                               ------------          ------------          ------------          ------------
  TOTAL EXPENSES                                    737,558             1,694,636             2,554,052             2,694,999
                                               ------------          ------------          ------------          ------------
 ............................................................................................................................
NET INVESTMENT INCOME (LOSS)                      5,193,602            15,566,715             2,659,063            (1,839,018)
                                               ------------          ------------          ------------          ------------
 ............................................................................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS, FORWARDS AND FOREIGN
 CURRENCIES:
Net realized gains (losses) from
 investment, forward and foreign currency
 transactions                                     7,058,455            14,700,573            (3,720,334)            5,028,175
Change in unrealized
 appreciation/depreciation from
 investments, forwards and foreign
 currencies                                      (4,380,150)           (3,893,969)           61,679,947            88,818,863
                                               ------------          ------------          ------------          ------------
 ............................................................................................................................
Net realized/unrealized gains from
 investment, forward and foreign currency
 transactions                                     2,678,305            10,806,604            57,959,613            93,847,038
                                               ------------          ------------          ------------          ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                    $  7,871,907          $ 26,373,319          $ 60,618,676          $ 92,008,020
                                               ------------          ------------          ------------          ------------
                                               ------------          ------------          ------------          ------------


82    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

          STATEMENTS OF CHANGES IN NET ASSETS
.................................................................................

                                                      LIMITED MATURITY
                                                          PORTFOLIO                                FIXED INCOME PORTFOLIO
                                            -------------------------------------       -------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED             YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2003     OCTOBER 31, 2002       OCTOBER 31, 2003     OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                         $  5,193,602         $  6,131,946           $ 15,566,715         $ 17,602,568
  Net realized gains (losses) from
    investment and foreign currency
    transactions                                   7,058,455             (787,558)            14,700,573            1,531,345
  Change in unrealized
    appreciation/depreciation from
    investments and foreign currencies            (4,380,150)             429,535             (3,893,969)             215,590
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                        7,871,907            5,773,923             26,373,319           19,349,503
                                                ------------         ------------           ------------         ------------
 ............................................................................................................................
Proceeds from contributions                       76,560,059           53,476,926            210,631,816          353,082,260
Fair value of withdrawals                       (149,758,568)         (24,615,925)          (419,256,855)        (229,543,187)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN
 INVESTORS' BENEFICIAL INTEREST                  (73,198,509)          28,861,001           (208,625,039)         123,539,073
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS                             (65,326,602)          34,634,924           (182,251,720)         142,888,576
 ............................................................................................................................
NET ASSETS:
  Beginning of year                              149,814,891          115,179,967            385,802,277          242,913,701
                                                ------------         ------------           ------------         ------------
  End of year                                   $ 84,488,289         $149,814,891           $203,550,557         $385,802,277
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------


See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    83

HSBC INVESTOR PORTFOLIOS

.................................................................................

                                                    INTERNATIONAL EQUITY                          SMALL CAP EQUITY
                                                          PORTFOLIO                                   PORTFOLIO
                                            -------------------------------------       -------------------------------------
                                                 FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED             YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2003     OCTOBER 31, 2002       OCTOBER 31, 2003     OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                $     2,659,063       $   1,884,444          $  (1,839,018)       $  (2,357,766)
  Net realized gains (losses) from
    investment, forward and foreign
    currency transactions                          (3,720,334)        (20,223,366)             5,028,175          (68,582,200)
  Change in unrealized
    appreciation/depreciation from
    investments, forwards and foreign
    currencies                                     61,679,947         (17,088,070)            88,818,863            4,212,403
                                              ---------------       -------------          -------------        -------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                        60,618,676         (35,426,992)            92,008,020          (66,727,563)
                                              ---------------       -------------          -------------        -------------
 ............................................................................................................................
Proceeds from contributions                     1,115,446,503         651,096,825            219,219,044          187,109,547
Fair value of withdrawals                      (1,230,876,337)       (634,901,691)          (151,262,999)        (119,737,618)
                                              ---------------       -------------          -------------        -------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN
 INVESTORS' BENEFICIAL INTEREST                  (115,429,834)         16,195,134             67,956,045           67,371,929
                                              ---------------       -------------          -------------        -------------
CHANGE IN NET ASSETS                              (54,811,158)        (19,231,858)           159,964,065              644,366
 ............................................................................................................................
NET ASSETS:
  Beginning of year                               256,615,722         275,847,580            266,217,391          265,573,025
                                              ---------------       -------------          -------------        -------------
  End of year                                 $   201,804,564       $ 256,615,722          $ 426,181,456        $ 266,217,391
                                              ---------------       -------------          -------------        -------------
                                              ---------------       -------------          -------------        -------------


84    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................


                                                                            RATIOS/SUPPLEMENTARY DATA
                                                              ------------------------------------------------------
                                                                                           RATIO OF NET
                                                              NET ASSETS AT    RATIO OF     INVESTMENT
                                                                 END OF        EXPENSES    INCOME (LOSS)
                                                                 PERIOD       TO AVERAGE    TO AVERAGE     PORTFOLIO
                                                                 (000'S)      NET ASSETS    NET ASSETS     TURNOVER

--------------------------------------------------------------------------------------------------------------------
LIMITED MATURITY PORTFOLIO
Period ended October 31, 2001 (a)                               $115,180        0.55%(b)        4.97%(b)    102.01%
Year ended October 31, 2002                                      149,815        0.51%           4.60%        44.04%
Year ended October 31, 2003                                       84,488        0.53%           3.70%        98.42%
--------------------------------------------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO
Year ended October 31, 1999                                     $196,871        0.56%           6.43%       433.26%
Year ended October 31, 2000                                      226,366        0.51%           6.74%       440.49%
Year ended October 31, 2001                                      242,914        0.53%           6.53%       341.26%
Year ended October 31, 2002                                      385,802        0.48%           5.14%        77.82%
Year ended October 31, 2003                                      203,551        0.48%           4.38%        70.91%
--------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
Year ended October 31, 1999                                     $288,830        0.91%           0.61%        34.26%
Year ended October 31, 2000                                      332,325        0.84%           0.53%        27.81%
Year ended October 31, 2001                                      275,848        0.90%           0.54%        26.90%
Year ended October 31, 2002                                      256,616        0.91%           0.63%        31.63%
Year ended October 31, 2003                                      201,805        0.96%           1.00%        68.51%
--------------------------------------------------------------------------------------------------------------------
SMALL CAP EQUITY PORTFOLIO
Year ended October 31, 1999                                     $237,305        1.04%         (0.68)%        77.74%
Year ended October 31, 2000                                      369,166        0.97%         (0.60)%        79.51%
Year ended October 31, 2001                                      265,573        0.98%         (0.65)%        52.47%
Year ended October 31, 2002                                      266,217        0.99%         (0.78)%       103.90%
Year ended October 31, 2003                                      426,181        0.91%         (0.62)%       152.05%
--------------------------------------------------------------------------------------------------------------------

(a) Limited Maturity Portfolio commenced operations on January 24, 2001.
(b) Annualized.
For the year ended October 31, 2003, the Limited Maturity Portfolio, Fixed Income Portfolio, International Equity Portfolio and Small Cap Equity Portfolio returned 4.42%, 5.80%, 23.70% and 33.30%, respectively.

See notes to financial statements.

                                                  HSBC INVESTOR PORTFOLIOS    85

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2003
.................................................................................

1.  ORGANIZATION:

        The HSBC Investor Portfolios (the 'Portfolio Trust'), is an open-end management investment company organized as a master trust fund under the laws of the State of New York on November 1, 1994. The Portfolios operate as master funds in master-feeder arrangements. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios. The Portfolio Trust contains the following (individually a 'Portfolio,' collectively the 'Portfolios'):


PORTFOLIO                                          SHORT NAME
---------                                          ----------
HSBC Investor Limited Maturity Portfolio           Limited Maturity Portfolio
HSBC Investor Fixed Income Portfolio               Fixed Income Portfolio
HSBC Investor International Equity Portfolio       International Equity Portfolio
HSBC Investor Small Cap Equity Portfolio           Small Cap Equity Portfolio

        The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial Statements for all other series of the HSBC Investor Family of Funds are published separately.

2.  SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('U.S.'). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

        Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Portfolios' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

        The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Portfolios' Board of Trustees.

    SECURITIES TRANSACTIONS AND RELATED INCOME:

        Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

    FOREIGN CURRENCY TRANSLATION:

        The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes

86    HSBC INVESTOR PORTFOLIOS

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

    in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

        The Portfolios may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

    FUTURES CONTRACTS:

        Each Portfolio may invest in financial futures contracts for the purpose of hedging their existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as 'variation margin,' are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

    MORTGAGE DOLLAR ROLL TRANSACTIONS:

        The Fixed Income Portfolio may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Portfolio sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio may also be compensated by receipt of a commitment fee. When the Portfolio enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the custodian.

    EXPENSE ALLOCATION:

        Expenses incurred by the HSBC Investor Family of Funds with respect to any two or more funds within the HSBC Investor Family of Funds are allocated in proportion to the net assets of each fund within the HSBC Investor Family of Funds, except when allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

    FEDERAL INCOME TAXES:

        Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its Feeders, and is therefore not subject to U.S. Federal income tax. As such, an investor in the Portfolios will be taxed on their share of the Portfolios' ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

                                                  HSBC INVESTOR PORTFOLIOS    87

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

3.  RELATED PARTY TRANSACTIONS:

    INVESTMENT MANAGEMENT:

        HSBC Asset Management (Americas) Inc. ('HSBC' or the 'Investment Adviser'), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises and administers the Portfolios' investments. Capital Guardian Trust Company and Westfield Capital Management, LLC serve as Sub-Investment Advisers for the International Equity Portfolio and the Small Cap Equity Portfolio, respectively, and are paid for their services directly by HSBC. On January 20, 2003, Westfield Capital Management replaced MFS Institutional Advisors, Inc. as Sub-Investment Adviser for the Small Cap Equity Portfolio.

        For its services as Investment Adviser, HSBC receives a fee, accrued daily and paid monthly, at an annual rate of 0.40% of the Limited Maturity Portfolio's average daily net assets.

        For its services as Investment Adviser, HSBC receives, from the Fixed Income Portfolio, a fee accrued daily and paid monthly at an annual rate of:


BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $50 million...........................................   0.575%
In excess of $50 million but not exceeding $95 million......   0.450%
In excess of $95 million but not exceeding $150 million.....   0.200%
In excess of $150 million but not exceeding $250 million....   0.400%
In excess of $250 million...................................   0.350%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Capital Guardian Trust Company receive in aggregate, from the International Equity Portfolio, a fee accrued daily and paid monthly at an annual rate of:


BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $25 million...........................................   0.950%
In excess of $25 million but not exceeding $50 million......   0.800%
In excess of $50 million but not exceeding $250 million.....   0.675%
In excess of $250 million...................................   0.625%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Westfield Capital Management LLC receive in aggregate, a fee accrued daily and paid monthly at an annual rate of 0.80% of the Small Cap Equity Portfolio's average daily net assets.

    ADMINISTRATION:

        BISYS Fund Services Ohio, Inc. ('BISYS Ohio'), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Portfolio Trust are affiliated, serves the Portfolio Trust as Administrator. Such officers are paid no fees directly by the Portfolios for serving as officers of the Portfolio Trust. Under the terms of the administration agreement with the Portfolios, BISYS Ohio receives, from the Portfolios, a fee accrued daily and paid monthly at an annual rate of:


BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $8 billion............................................   0.0375%
In excess of $8 billion but not exceeding $9.25 billion.....   0.0350%
In excess of $9.25 billion but not exceeding $12 billion....   0.0250%
In excess of $12 billion....................................   0.0150%

        The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the Portfolios based upon its pro-rata share of net assets. BISYS Ohio may use its fees to pay advertising and marketing expenses for the benefit of the Funds.

88    HSBC INVESTOR PORTFOLIOS

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

    FUND ACCOUNTING AND CUSTODIAN:

        BISYS provides fund accounting services for the Portfolios. For its services to the Portfolios, BISYS receives an annual fee from each Portfolio accrued daily and paid monthly. HSBC serves as custodian to the Fixed Income Portfolio, Small Cap Equity Portfolio and Limited Maturity Portfolio. Investor's Bank & Trust Company serves as custodian to the International Equity Portfolio.

4.  INVESTMENT TRANSACTIONS:

        For the year ended October 31, 2003, each Portfolio purchased and sold securities, excluding short-term securities, in the following amounts:

                                                             PURCHASES        SALES
                                                             ---------        -----
Limited Maturity Portfolio................................  $141,467,348   $204,670,067
Fixed Income Portfolio....................................   241,405,012    410,173,946
International Equity Portfolio............................   243,679,459    374,000,754
Small Cap Equity Portfolio................................   465,087,083    435,413,020

                                                  HSBC INVESTOR PORTFOLIOS    89

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and
Board of Trustees of
HSBC Investor Portfolios:

We have audited the accompanying statements of assets and liabilities of HSBC Investor Limited Maturity Portfolio, HSBC Investor Fixed Income Portfolio, HSBC Investor International Equity Portfolio and HSBC Investor Small Cap Equity Portfolio (collectively, the Funds), including the schedules of portfolio investments, as of October 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of October 31, 2003, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of October 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Columbus, Ohio
December 15, 2003



90    HSBC INVESTOR PORTFOLIOS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

          BOARD OF TRUSTEES (UNAUDITED)
.................................................................................

The following table contains information regarding HSBC Investor Family of Funds Board of Trustees. Asterisks indicate those Trustees who are 'interested persons,' as defined in the Investment Company Act of 1940, as amended, of the Funds. The Funds' Statement of Additional Information includes additional information about the Trustees and is available by calling (888) 525-5757.

                                                                                                         NUMBER OF PORTFOLIOS
                                              TERM OF OFFICE AND                                             IN THE FUND
    NAME, ADDRESS       POSITION HELD WITH      LENGTH OF TIME           PRINCIPAL OCCUPATIONS(S)          COMPLEX OVERSEEN
       AND AGE               THE FUNDS       SERVED WITH THE FUNDS          DURING PAST 5 YEARS               BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Frederick C. Chen             Trustee        Indefinite; 13 years   Management Consultant, since 1988             28
P.O. Box 182845
Columbus, Ohio 43218
Age: 76
-----------------------------------------------------------------------------------------------------------------------------
Larry M. Robbins              Trustee        Indefinite; 16 years   Director for the Center of Teaching           28
P.O. Box 182845                                                     and Learning, University of
Columbus, Ohio 43218                                                Pennsylvania
Age: 64
-----------------------------------------------------------------------------------------------------------------------------
Alan S. Parsow                Trustee        Indefinite; 16 years   General Partner of Parsow                     28
P.O. Box 818                                                        Partnership, Ltd., since 1989
Elkhorn, NE 68022
Age: 53
-----------------------------------------------------------------------------------------------------------------------------
Michael Seely                 Trustee        Indefinite; 16 years   President of Investor Access                  28
475 Lexington Avenue                                                Corporation, 1978-present
New York, NY 10017
Age: 58
-----------------------------------------------------------------------------------------------------------------------------
Leslie E. Bains*              Trustee         Indefinite; 3 years   Executive Vice President, Republic            28
452 Fifth Avenue                                                    National Bank, 1993-1999; Senior
New York, NY 10018                                                  Executive Vice President, HSBC Bank
Age: 60                                                             USA, since 2000
-----------------------------------------------------------------------------------------------------------------------------


    NAME, ADDRESS       OTHER DIRECTORSHIPS
       AND AGE            HELD BY TRUSTEE
--------------------------------------------------
Frederick C. Chen              None
P.O. Box 182845
Columbus, Ohio 43218
Age: 76
--------------------------------------------------
Larry M. Robbins               None
P.O. Box 182845
Columbus, Ohio 43218
Age: 64
--------------------------------------------------
Alan S. Parsow                 None
P.O. Box 818
Elkhorn, NE 68022
Age: 53
--------------------------------------------------
Michael Seely                  None
475 Lexington Avenue
New York, NY 10017
Age: 58
--------------------------------------------------
Leslie E. Bains*               None
452 Fifth Avenue
New York, NY 10018
Age: 60
--------------------------------------------------

                                             HSBC INVESTOR FAMILY OF FUNDS    91

                               PRIVACY POLICY FOR
                              HSBC INVESTOR FUNDS
                                      AND
                            HSBC ADVISOR FUNDS TRUST

    THIS PRIVACY POLICY NOTICE SUMMARIZES THE COLLECTION AND DISCLOSURE OF NONPUBLIC PERSONAL INFORMATION ('INFORMATION') OF CUSTOMERS ('YOU') OF THE HSBC INVESTOR FAMILY OF FUNDS ('WE' OR 'US'). IF YOU ARE AN INDIVIDUAL SHAREHOLDER OF RECORD OF ANY SERIES OF THE FUNDS, WE CONSIDER YOU TO BE A CUSTOMER OF THE HSBC INVESTOR FAMILY OF FUNDS. SHAREHOLDERS PURCHASING OR OWNING SHARES OF ANY OF THE HSBC INVESTOR FAMILY OF FUNDS THROUGH THEIR BANK, BROKER, OR OTHER FINANCIAL INSTITUTION SHOULD CONSULT THAT FINANCIAL INSTITUTION'S PRIVACY POLICIES.

    WE COLLECT THE FOLLOWING CATEGORIES OF INFORMATION ABOUT YOU

    We collect Information about you from the following sources: information we receive from you on applications or other forms; information about your transactions with us, our affiliates, or others; and information we receive from a consumer reporting agency.

    WE DISCLOSE THE FOLLOWING CATEGORIES OF INFORMATION ABOUT YOU

    We do not disclose any Information about you or any former customer to anyone, except as permitted by law, including to our affiliates and third party service providers.

    WE DISCLOSE INFORMATION ABOUT YOU TO THE FOLLOWING TYPES OF THIRD PARTIES

    We may disclose Information about you and any former customer to our affiliates, which we consider to include HSBC Bank USA, HSBC Asset Management (Americas) Inc. and their affiliates, and to nonaffiliated third parties, as permitted by law.

    We may disclose all of the Information we collect to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

    PROTECTING THE SECURITY AND CONFIDENTIALITY OF YOUR INFORMATION

    We restrict access to Information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Information.

92    HSBC INVESTOR FAMILY OF FUNDS

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

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

HSBC Investor Family of funds:

Investment ADVISER
HSBC Asset Management (Americas) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS
  HSBC Investor Equity Fund
  Alliance Capital Management, L.P.
  1345 Avenue of the Americas
  New York, NY 10105

  Institutional Capital Corporation
  225 West Wacker Drive
  Chicago, IL 60606

  HSBC Investor International Equity Portfolio
  Capital Guardian Trust Company
  11100 Santa Monica Boulevard
  Los Angeles, CA 90025

  HSBC Investor Small Cap Equity Portfolio
  Westfield Capital Management
  One Financial Center
  Boston, MA 02111

Shareholder Servicing Agents
  For HSBC Bank USA and
  HSBC Brokerage (USA) Inc. Clients
  HSBC Bank USA
  452 Fifth Avenue
  New York, NY 10018
  1-888-525-5757

  For All Other Shareholders
  HSBC Investor Funds
  P.O. Box 182845
  Columbus, OH 43218-2845
  1-800-782-8183

ADMINISTRATOR, TRANSFER AGENT,
DISTRIBUTOR, AND SPONSOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

Custodians
  HSBC Investor Limited Maturity Portfolio
  HSBC Investor Fixed Income Portfolio
  HSBC Investor New York Tax-Free Bond Fund
  HSBC Investor Balanced Fund
  HSBC Investor Equity Fund
  HSBC Investor Growth and Income Fund
  HSBC Investor Mid-Cap Fund
  HSBC Investor Small Cap Equity Portfolio
  HSBC Bank USA
  452 Fifth Avenue
  New York, NY 10018

  HSBC Investor International Equity Portfolio
  Investors Bank & Trust Company
  200 Clarendon Street - 16th Floor
  Boston, MA 02116

Independent Auditors
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

Legal Counsel
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006

The HSBC Investor Family of Funds are distributed by BISYS Fund
Services. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

Item 2. Code of Ethics.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

     The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 10 (a)(1).

Item 3. Audit Committee Financial Expert.

         (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                  (i) Has at least one audit committee financial expert serving on its audit committee; or

                  (ii) Does not have an audit committee financial expert serving on its audit committee.

              (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                  (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                  (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

              (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Frederick C. Chen. He is an independent trustee.


Item 4. Principal Accountant Fees and Services.

         (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

         (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

                (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

         (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

         (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Only effective for annual reports with periods ending on or after December 15, 2003.

Item 5.   Audit Committee of Listed Registrants.

          (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

          (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.
Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

Item 8. [Reserved]

Item 9. Controls and Procedures.

         (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

         (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

         (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

         (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2). Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

         (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940. Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HSBC Investor Funds

By:      /s/ Walter B. Grimm
         ----------------------------------------------------------------------
         Walter B. Grimm
         President

Date:    January 2, 2004

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Nadeem Yousaf
         ----------------------------------------------------------------------
         Nadeem Yousaf
         Treasurer

Date:    January 2, 2004

By:      /s/ Walter B. Grimm
         ----------------------------------------------------------------------
         Walter B. Grimm
         President

Date:    January 2, 2004



                          STATEMENT OF DIFFERENCES
                          ------------------------


The dagger symbol shall be expressed as..................................  'D'
The section symbol shall be expressed as................................. 'SS'